Travelers Series Fund Inc.
AIM Capital
Appreciation Portfolio

Smith Barney Large
Capitalization Growth
Portfolio

A N N U A L   R E P O R T

October 31, 1999

[LOGO OF SMITH BARNEY MUTUAL FUNDS]


NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Travelers Series
Fund Inc.

[PHOTO OF HEATH B. MCLENDON CHAIRMAN]
HEATH B.
MCLENDON

Chairman

Dear Shareholder:

We are pleased to provide the annual report for the Travelers Series Fund Inc.--AIM Capital Appreciation Portfolio and the Smith Barney Large Capitalization Growth Portfolio for the year ended October 31, 1999. We hope you find this report useful and informative. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Portfolio Highlights
AIM Capital Appreciation Portfolio
The AIM Capital Appreciation Portfolio ("Portfolio") seeks capital appreciation. For the year ended October 31, 1999, the Portfolio returned 32.41%, including the reinvestment of dividends and capital gains. In comparison, mid-capitalization funds generated an average total return of 38.42% for the same period according to Lipper, Inc. (Lipper, Inc. is a major fund-tracking organization.) The Standard & Poor's MidCap 400 Index returned 21.07% over the same period. (The Standard & Poor's MidCap 400 Index is a market-value weighted index consisting of 400 domestic stocks chosen for market size liquidity and industry group representation.)

The Portfolio's fiscal year started off well, as the stocks of mid-size companies benefited from interest-rate cuts by the Federal Reserve Board ("Fed") in the fall of 1998, which spurred an ongoing market rally. Historically, mid-capitalization stocks perform well when interest rates fall.

In early 1999, investors were worried about a number of foreign economic problems. This uncertainty led to a "flight to quality," where many investors favored large-size company stocks because of their relative safety and liquidity. In fact, early in 1999, the market was inhospitable to mid-cap stocks. In the second quarter of 1999, however, small- and mid-cap stocks returned to favor.

When the overseas crises calmed and corporate earnings improved in many different industries, investors started looking beyond large-size companies toward a much broader array of stocks. The technology sector in particular was hurt after turning in a solid performance during 1998. Many investors began to express concern that many Internet stocks were overvalued. A sell-off in the technology

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     1
sector hurt the Portfolio because of its significant holdings in technology industries. (The Standard & Poor's MidCap 400 Index, the Portfolio's benchmark, hit its year-to-date low of 353.14 right about this time). However, the markets rebounded when first-quarter 1999 earnings came in strong.

Near the end of April, investors started to pay more attention to mid-cap stocks. Moreover, mid-size companies continue to report much better earnings than their large-cap counterparts while the valuations of mid-cap stocks remain relatively low. Concerns about interest rates shook the markets when the Consumer Price Index ("CPI") showed an unexpected increase in inflation. In May, the Fed hinted that it might raise interest rates and in June it did so, raising the federal funds rate to 5% (but leaving the discount rate unchanged) and announcing that it had shifted from a tightening to a neutral bias, indicating that it planned no further rate hikes in the near future. (The federal funds rate is the interest rate charged by Federal Reserve district banks with excess reserves to banks needing overnight loans to meet reserve requirements. The discount rate is the interest rate that the Federal Reserve charges member banks for loans, using government securities as collateral.) That announcement sparked a "relief" rally in the markets.

Despite healthy performance for the major indices, the average stock is off more than 20% from its 1999 high. Late August and most of September saw a severe sell-off as many investors became concerned about the trade deficit, the U.S. dollar and the possibility of higher interest rates when the Fed adopted a "tightening bias." Stock markets were negatively impacted during the third quarter of 1999 as economic developments that had affected bonds throughout the reporting period finally caught up with stocks. Chief concerns included the doubling of oil prices to $25 per barrel, the U.S. dollar's depreciation against the Japanese yen and the recent surge in the price of gold from $253 to $313 per ounce.

Despite higher market volatility, the Portfolio's managers continued their disciplined, earnings-driven stock selection process, focusing on the underlying fundamentals of individual companies and not the state of the overall market. At period-end, the technology industry represented almost half of Portfolio net assets. The managers' investment discipline helped the Portfolio participate in the huge run-up in Internet stocks this year. Also, their technology holdings tended to be in companies that make the Internet possible.

One example is General Instrument, which develops products that allow voice, video, audio and data to be delivered over cable, digital satellite (DSL) and telephone networks. This company is the top market supplier of set-top boxes for the home market. Another is Citrix Systems, which makes software applications meant to juice up Windows-based networks; its products enable networked computers (including Macintoshes, UNIX machines and pre-Windows computers) to run Windows-based applications from a central server. Citrix is fifth on the Fortune list of the 100 fastest-growing companies.

--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

Despite the fact that transportation was the worst-performing sector in the S&P 500 during the third quarter of 1999, the Portfolio's modest air and railway holdings managed to hold their own and appreciated solidly during the quarter. The Portfolio's financial stocks also did better than a quick check on the market would indicate consumer-finance holdings such as Providian and Capital One fared well during the quarter.

According to the managers, the "wealth effect" created by the bull market in stocks of the 1990s has helped fuel continuing growth in consumer-cyclical industries. U.S. retailers reported strong sales in September, and discounters had shoppers rushing for back-to-school bargains. The positive trend in retailing helped third quarter 1999 profits and helped retailers build momentum into the holidays. Consumer confidence remained strong and relatively unaffected by rising interest rates during the period. Some better-known consumer-cyclical stocks in the Portfolio include Harley-Davidson, Best Buy and Barnes & Noble.

New to the managers' top-10 list this year is America Online ("AOL"), possibly the best-known Internet service provider (ISP) in the world. AOL(which also owns the second best known ISP, Compuserve) provides interactive web-based communications and services. For four quarters in a row, beginning this time last year and ending this September, AOL beat Wall Street analysts' earnings expectations by roughly 2%.

Another new name to the Portfolio's holdings is VERITAS Software, a company that designs, develops and markets enterprise storage management and high-availability products that manage off- and online data for business-critical computing systems. VERITAS reported record third-quarter results, continuing to solidify its position as one of the industry's top independent software providers.

In the opinion of the managers, the Y2K problem may affect investor psychology, but they do not see much fundamental risk to their companies' investments. Their original opinion was that the year 2000 would be good for technology because money previously used on Y2K could now buy new tools and software. However, the managers may have been wrong, as people realize their systems need to be upgraded and they have extra money.

Small- and mid-cap stocks are still historically undervalued. The investment team expects them to continue to outperform large-cap stocks in the coming 12 months. With valuations as low as they are, the managers do not see the risk to smaller stocks that they did at this time last year. Mid-cap stocks, historically overshadowed by the familiar large-caps and the sizzling dot-com small-caps, offer several unique advantages. Their management is usually a bit more seasoned than that of small-caps and start-ups, and mid-caps have a better chance than large-caps to beat Gross Domestic Product ("GDP") growth and to aggressively compete in niche markets.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     3

Smith Barney Large Capitalization Growth Portfolio
The Smith Barney Large Capitalization Growth Portfolio ("Portfolio") seeks long-term growth of capital by normally investing 65% of its assets in the equity securities of companies with market capitalizations of $5 billion or more. For the year ended October 31, 1999, the Portfolio returned 46.88% and handily beat the Standard & Poor's 500 Index ("S&P 500") return of 25.66% over the same period. (The S&P 500 is a capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Investors cannot invest directly in an index.)

With the Asian crisis now a memory, the manager believes that the recovery of Asia, along with Latin America, means we may finally be seeing the proverbial "light at the end of the tunnel." In his view, the number of acquisitions made by the consumer companies over the past two years has placed them in a better position to benefit to an even greater degree from worldwide economic recovery.

Ultimately, the manager thinks that its corporate earnings outlook is the most important factor in determining the future behavior of large-capitalization growth stocks. The manager tends to view many of the political and economic headlines as background noise and continues his focus on individual company balance sheets, products and managements. When questions exist about the political and economic situation worldwide, it always seems to lead many investors back to the highest-quality companies.

The manager also remains focused on companies that can, in a low inflation economy, deliver above-average unit growth. He also wants to own companies that have the ability, through balance sheet strength, to raise dividends, buy back their shares and make strategic acquisitions.

In closing, thank you for investing in the Travelers Series Fund Inc. - AIM Capital Appreciation Portfolio and Smith Barney Large Capitalization Growth Portfolio. We look forward to continuing to help you to pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

November 16, 1999

--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

----------------------------------------------------------------------------------------------------------------------
                                                AIM Capital Appreciation Portfolio
----------------------------------------------------------------------------------------------------------------------
Historical Performance
----------------------------------------------------------------------------------------------------------------------
                                   Net Asset
                                     Value
                                   ---------
                                   Beginning         End           Income          Capital Gain            Total
Year Ended                          of Year        of Year        Dividends       Distributions           Returns+
----------------------------------------------------------------------------------------------------------------------
10/31/99                              $12.31        $16.30            $0.00               $0.00                32.41%
----------------------------------------------------------------------------------------------------------------------
10/31/98                               12.68         12.31             0.02                0.00                (2.79)
----------------------------------------------------------------------------------------------------------------------
10/31/97                               10.76         12.68             0.01                0.00                17.96
----------------------------------------------------------------------------------------------------------------------
10/31/96                               10.00         10.76             0.01                0.00                 7.71
----------------------------------------------------------------------------------------------------------------------
10/10/95* - 10/31/95                   10.00         10.00             0.00                0.00               0.00++
----------------------------------------------------------------------------------------------------------------------
Total                                                                 $0.04               $0.00
----------------------------------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

------------------------------------------------------------------------
Average Annual Total Returns+
------------------------------------------------------------------------

------------------------------------------------------------------------
Year Ended 10/31/99                                               32.41%
------------------------------------------------------------------------
10/10/95* through 10/31/99                                        12.88
------------------------------------------------------------------------

------------------------------------------------------------------------
Cumulative Total Return+
------------------------------------------------------------------------
------------------------------------------------------------------------
10/10/95* through 10/31/99                                        63.55%
------------------------------------------------------------------------
+  Assumes the reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     5

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------
       Growth of $10,000 Invested in Shares of the
AIM Capital Appreciation Portfolio vs. Lipper Midcap Index+
--------------------------------------------------------------------------------
                          October 1995 - October 1999

                                  [LINEGRAPH]

                  AIM Capital\rAppreciation   Lipper Midcap\rIndex
  10/10/95                    10000                10000
    Oct-95                    10000                10190
    Oct-96                    10771                11962
    Oct-97                    12706                14450
    Oct-98                    12351                14029
  10/31/99                    16355                18224


 + Hypothetical illustration of $10,000 invested in shares of the AIM Capital
   Appreciation Portfolio on October 10, 1995 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through October 31, 1999. The Lipper Midcap Index ("Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.


   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

------------------------------------------------------------------------------------------------------------------------------------
                                        Smith Barney Large Capitalization Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Historical Performance
------------------------------------------------------------------------------------------------------------------------------------


                              Net Asset Value
                        ---------------------------
                           Beginning         End           Income          Capital Gain            Total
Year Ended                  of Year        of Year        Dividends       Distributions          Returns+
------------------------------------------------------------------------------------------------------------------------------------
10/31/99                       $ 9.90        $14.53            $0.01               $0.00            46.88%
------------------------------------------------------------------------------------------------------------------------------------
5/1/98* - 10/31/98              10.00          9.90             0.00                0.00            (1.00)++
------------------------------------------------------------------------------------------------------------------------------------
Total                                                          $0.01               $0.00
====================================================================================================================================


It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Year Ended 10/31/99                                          46.88%
--------------------------------------------------------------------------------
5/1/98* through 10/31/99                                     28.32
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5/1/98* through 10/31/99                                     45.41%
--------------------------------------------------------------------------------

+    Assumes the reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     7

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------
                  Growth of $10,000 Invested in Shares of the
              Smith Barney Large Capitalization Growth Portfolio
                       vs. Standard & Poor's 500 Index+

                           May 1998 -- October 1999

                                  [LINEGRAPH]

             Smith Barney Large Capitalization      Standard & Poor's
                     Growth Portfolio                  500 Index
  5/1/98                10,000                           10,000
  Jul-98                10,360                           10,119
  Oct-98                 9,900                            9,959
  Jan-99                13,078                           11,637
  Apr-99                13,878                           12,181
  Jul-99                13,490                           12,161
10/31/99                14,541                           12,514


+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney
  Large Capitalization Growth Portfolio on May 1, 1998 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through October 31, 1999. The Standard & Poor's 500 Index ("Index") is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments                                        October 31, 1999
--------------------------------------------------------------------------------
                      AIM CAPITAL APPRECIATION PORTFOLIO

SHARES                            SECURITY                             VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.5%
Advertising -- 3.3%
19,600    Interpublic Group of                                  $      796,250
          Cos., Inc.
59,000    Lamar Advertising Co.,                                     3,186,000
          Class A Shares+
48,900    Omnicom Group Inc.                                         4,303,200
8,500     TMP Worldwide Inc.+                                          530,719
21,250    Valassis Communications,                                     913,750
          Inc.+
--------------------------------------------------------------------------------
                                                                     9,729,919
--------------------------------------------------------------------------------
Airlines -- 0.3%
42,750    Southwest Airlines Co.                                       718,734
--------------------------------------------------------------------------------
Banking -- 1.4%
18,100    Bank United Corp., Class                                     705,900
          A Shares
19,500    Compass Bancshares Inc.                                      520,406
18,000    Northern Trust Corp.                                       1,738,125
14,100    TCF Financial Corp.                                          415,950
11,100    Zions Bancorporation                                         654,206
--------------------------------------------------------------------------------
                                                                     4,034,587
--------------------------------------------------------------------------------
Broadcasting -- 3.2%
44,290    AMFM Inc.+                                                 3,100,300
58,700    AT&T Corp. - Liberty                                       2,329,656
          Media Group+
29,188    Cox Communications, Inc.+                                  1,326,230
20,500    Hispanic Broadcasting Co.+                                 1,660,500
25,800    USA Networks, Inc.+                                        1,162,613
--------------------------------------------------------------------------------
                                                                     9,579,299
--------------------------------------------------------------------------------
Capital Goods -- 0.3%
10,000    SPX Corp.                                                    847,500
--------------------------------------------------------------------------------
Communications - Equipment and Software -- 4.2%
9,900     CMGI Inc.+                                                 1,083,431
11,500    General Motors Corp., Class H Shares                         837,344
29,300    JDS Uniphase Corp.+                                        4,889,438
75,255    Lucent Technologies, Inc.                                  4,835,134
25,700    Metromedia Fiber Network, Inc., Class A Shares+              849,706
--------------------------------------------------------------------------------
                                                                    12,495,053
--------------------------------------------------------------------------------
Computer Software -- 17.1%
18,600    Affiliated Computer Services, Class A Shares+                706,800
50,800    America Online, Inc.                                       6,588,125
22,600    At Home Corp.+                                               844,675
49,200    BMC Software, Inc.+                                        3,158,025
13,000    Business Objects SA, Sponsored ADR+                          936,000
39,100    CDW Computer Centers, Inc.+                                2,414,425
14,100    Check Point Software Technologies Ltd.+                    1,631,194

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     9

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------
                      AIM CAPITAL APPRECIATION PORTFOLIO

SHARES                           SECURITY                             VALUE
--------------------------------------------------------------------------------
Computer Software -- 17.1% (continued)
 54,200    Citrix Systems, Inc.+                                    $ 3,475,575
 23,800    Compuware Corp.+                                             661,938
 14,000    DST Systems, Inc.+                                           891,625
 23,800    Electronic Arts Inc.+                                      1,923,338
 14,600    Inktomi Corp.+                                             1,480,988
 72,600    Intuit Inc.+                                               2,114,475
 20,000    J.D. Edwards & Co.+                                          478,750
 58,700    Lycos, Inc.+                                               3,140,450
 22,500    Microsoft Corp.+                                           2,082,656
 19,700    Novell, Inc.+                                                395,231
 19,700    RealNetworks Inc.+                                         2,160,844
 11,700    Siebel Systems, Inc.+                                      1,284,806
 29,300    Synopsys Inc.+                                             1,825,756
 47,800    Verio Inc.+                                                1,783,538
 15,900    Verisign Inc.+                                             1,963,650
 48,900    VERITAS Software Corp.+                                    5,275,087
 19,600    Yahoo! Inc.+                                               3,509,625
--------------------------------------------------------------------------------
                                                                     50,727,576
--------------------------------------------------------------------------------
Computers -- 2.3%
 58,300    Adaptec, Inc.+                                             2,623,500
 19,300    Apple Computer, Inc.+                                      1,546,412
 39,500    Gateway Inc.+                                              2,609,469
--------------------------------------------------------------------------------
                                                                      6,779,381
--------------------------------------------------------------------------------
Consumer/Commercial Services -- 3.3%
 28,600    Cintas Corp.                                               1,723,150
131,950    Concord EFS, Inc.+                                         3,570,897
 13,900    The Estee Lauder Cos. Inc.                                   648,088
 73,300    Fiserv Inc.+                                               2,345,600
 36,687    Paychex, Inc.                                              1,444,551
--------------------------------------------------------------------------------
                                                                      9,732,286
--------------------------------------------------------------------------------
Diversified -- 0.2%
 28,400    Viad Corp.                                                   697,575
--------------------------------------------------------------------------------
Electronic Instruments and Controls -- 3.2%
  8,000    AVX Corp.                                                    320,000
 14,200    Motorola, Inc.                                             1,383,613
 30,300    PE Corp. - PE Biosystems Group                             1,965,713
 19,600    Sanmina Corp.+                                             1,765,225
 49,700    Symbol Technologies, Inc.                                  1,975,575
 38,700    Teradyne, Inc.+                                            1,489,950
 12,500    Waters Corp.+                                                664,062
--------------------------------------------------------------------------------
                                                                      9,564,138
--------------------------------------------------------------------------------
                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------
                      AIM CAPITAL APPRECIATION PORTFOLIO

SHARES                       SECURITY                                  VALUE
--------------------------------------------------------------------------------
Electronics - Semiconductors and Components -- 13.7%
 56,300    Altera Corp.+                                            $ 2,737,587
 58,700    Analog Devices, Inc.+                                      3,118,438
  9,600    Applied Materials, Inc.+                                     862,200
 12,700    ASM Lithography Holding N.V.+                                922,337
 16,400    Atmel Corp.+                                                 633,450
 39,000    Conexant Systems, Inc.+                                    3,641,625
 77,500    Cypress Semiconductor Corp.+                               1,981,094
 23,400    KLA-Tencor Corp.+                                          1,852,988
 39,100    Linear Technology Corp.                                    2,734,556
 39,100    LSI Logic Corp.+                                           2,079,631
 29,300    Maxim Integrated Products Inc.+                            2,312,869
 25,350    Microchip Technology Inc.+                                 1,688,944
  9,800    Novellus Systems, Inc.+                                      759,500
 48,900    PMC-Sierra, Inc.+                                          4,608,825
 58,700    Solectron Corp.+                                           4,417,175
 52,625    Vishay Intertechnology Inc.+                               1,286,023
 39,200    Vitesse Semiconductor Corp.+                               1,798,300
 39,100    Xilinx, Inc.+                                              3,074,238
--------------------------------------------------------------------------------
                                                                     40,509,780
--------------------------------------------------------------------------------
Entertainment and Leisure Time -- 1.2%
 103,500   Park Place Entertainment Corp.+                            1,358,437
  39,050   SFX Entertainment, Inc., Class A Shares+                   1,364,309
  17,500   Westwood One Inc.                                            807,188
--------------------------------------------------------------------------------
                                                                      3,529,934
--------------------------------------------------------------------------------
Financial Services -- 3.5%
 11,200    American Express Co.                                       1,724,800
 45,300    Capital One Financial Corp.                                2,400,900
 78,200    Charles Schwab Corp.                                       3,044,912
 39,100    Federated Investors, Inc.                                    674,475
 34,600    Knight/Trimark Group Inc.+                                   901,763
 14,910    Old Kent Financial Corp.                                     607,582
 18,850    SLM Holding Corp.                                            922,472
--------------------------------------------------------------------------------
                                                                     10,276,904
--------------------------------------------------------------------------------
Insurance -- 2.2%
 19,400    AFLAC Inc.                                                   991,825
 11,700    ChoicePoint Inc.+                                            723,206
 18,900    MGIC Investment Corp.                                      1,129,275
 34,950    Providian Corp.                                            3,809,550
--------------------------------------------------------------------------------
                                                                      6,653,856
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    11

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------
                      AIM CAPITAL APPRECIATION PORTFOLIO

SHARES    SECURITY                                                     VALUE
--------------------------------------------------------------------------------
Manufacturing -- 5.9%
 102,000   American Power Conversion Corp.+                         $ 2,288,625
  62,300   Corning Inc.                                               4,898,337
  24,400   Danaher Corp.                                              1,178,825
  68,400   EMC Corp.+                                                 4,993,200
  46,000   Harley-Davidson, Inc.                                      2,728,375
  19,100   Lexmark International Group, Inc., Class A Shares+         1,490,994
--------------------------------------------------------------------------------
                                                                     17,578,356
--------------------------------------------------------------------------------
Medical Equipment and Information Systems -- 0.5%
 48,600    Biomet, Inc.                                               1,464,075
--------------------------------------------------------------------------------
Medical Products and Supplies -- 2.3%
 18,900    Bausch & Lomb Inc.                                         1,020,600
 18,800    Chiron Inc.+                                                 536,975
 11,800    Genzyme Corp. - General Division+                            451,350
 72,225    Jones Pharma Inc.                                          2,238,975
  9,700    MedImmune, Inc.+                                           1,086,400
 29,500    Medtronic Inc.                                             1,021,437
 24,400    Sybron International Corp.+                                  581,025
--------------------------------------------------------------------------------
                                                                      6,936,762
--------------------------------------------------------------------------------
Medical Services -- 0.3%
 19,400    Express Scripts Inc., Class A Shares+                        953,025
--------------------------------------------------------------------------------
Oil and Gas -- 4.5%
 35,000    Apache Corp.                                               1,365,000
 37,800    Baker Hughes Inc.                                          1,056,037
 39,100    BJ Services Co.+                                           1,341,619
 53,800    Cooper Cameron Corp.+                                      2,081,388
 18,000    Diamond Offshore Drilling                                    571,500
 29,300    El Paso Energy Corp.                                       1,201,300
 61,500    EOG Resources, Inc.                                        1,279,969
 57,900    Global Industries Ltd.+                                      463,200
 72,700    R&B Falcon Corp.+                                            904,206
 43,000    Rowan Cos., Inc.+                                            669,187
 33,100    Santa Fe Snyder Corp.+                                       285,487
 32,900    Smith International, Inc.+                                 1,137,106
 31,600    Weatherford International, Inc.                            1,070,450
--------------------------------------------------------------------------------
                                                                     13,426,449
--------------------------------------------------------------------------------
Oil and Gas Drilling -- 0.4%
28,500    Transocean Offshore, Inc.                                    774,844
47,600    Varco International, Inc.+                                   502,775
--------------------------------------------------------------------------------
                                                                     1,277,619
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      AIM CAPITAL APPRECIATION PORTFOLIO

SHARES                              SECURITY                          VALUE
--------------------------------------------------------------------------------
Pharmaceuticals -- 1.9%
 49,100    Biogen, Inc.+                                            $ 3,639,537
 29,200    Forest Laboratories, Inc.+                                 1,339,550
 23,700    Medicis Pharmaceutical Corp., Class A Shares+                722,850
--------------------------------------------------------------------------------
                                                                      5,701,937
--------------------------------------------------------------------------------
Printing and Publishing -- 1.0%
 39,100    Electronics for Imaging,                                   1,576,219
           Inc.+
 20,800    McGraw-Hill Cos., Inc.+                                    1,240,200
--------------------------------------------------------------------------------
                                                                      2,816,419
--------------------------------------------------------------------------------
Restaurants -- 0.8%
 37,800    Brinker International,                                       881,213
           Inc.+
 33,000    Outback Steakhouse, Inc.+                                    759,000
 17,100    Papa John's
           International, Inc.+                                         639,112
--------------------------------------------------------------------------------
                                                                      2,279,325
--------------------------------------------------------------------------------
Retail -- 10.1%
 15,600    American Eagle                                               667,875
           Outfitters, Inc.+
 22,800    Barnes & Noble Inc.+                                         474,525
 53,800    Bed Bath & Beyond Inc.+                                    1,792,212
 34,100    Best Buy Co., Inc.+                                        1,894,681
 48,900    Circuit City Stores -                                      2,087,419
           Circuit City Group
 34,275    Dollar Tree Stores, Inc.+                                  1,493,105
 24,400    eToys Inc.+                                                1,457,900
 53,900    Family Dollar Stores, Inc.                                 1,111,687
 18,780    Intimate Brands, Inc.                                        769,980
 50,100    Jones Apparel Group, Inc.+                                 1,584,412
 38,400    Kohl's Corp.+                                              2,872,800
 36,800    The Kroger Co.+                                              765,900
 25,200    Linens 'n Things, Inc.+                                    1,001,700
 29,300    Lowe's Cos., Inc.                                          1,611,500
 43,475    The Men's Wearhouse, Inc.+                                   953,733
 37,600    Ross Stores Inc.                                             775,500
117,337    Staples Inc.+                                              2,603,415
 20,200    Talbots Inc.                                                 950,662
 38,800    Tandy Corp.                                                2,441,975
 56,900    The TJX Cos., Inc.                                         1,543,413
 38,100    Tommy Hilfiger Corp.+                                      1,076,325
--------------------------------------------------------------------------------
                                                                     29,930,719
--------------------------------------------------------------------------------
Telecommunications -- 3.1%
 18,500    Adelphia Communications                                    1,010,563
           Corp.+
 43,900    CenturyTel, Inc.                                           1,775,206
 18,900    Cincinnati Bell Inc.                                         393,356


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    13

--------------------------------------------------------------------------------
Schedules of Investments (continued)                          October 31, 1999
--------------------------------------------------------------------------------
                      AIM CAPITAL APPRECIATION PORTFOLIO

SHARES                  SECURITY                                        VALUE
--------------------------------------------------------------------------------
Telecommunications -- 3.1% (continued)
 52,200    Crown Castle International Corp.+                       $  1,004,850
 28,700    Global Telesystems Group, Inc.+                              687,006
 13,375    NTL Inc.+                                                  1,008,141
 20,000    RCN Corp.+                                                   957,500
 28,700    Univision Communications Inc., Class A Shares+             2,441,294
--------------------------------------------------------------------------------
                                                                     9,277,916
--------------------------------------------------------------------------------
Telecommunications Equipment -- 4.6%
 33,100    ADC Telecommunications, Inc.+                              1,578,456
 29,300    Comverse Technology, Inc.+                                 3,325,550
 37,100    General Instrument Corp.+                                  1,996,444
 29,300    Nokia Corp. ADR                                            3,385,981
 4,800     QUALCOMM Inc.+                                             1,069,200
 39,100    Scientific-Atlanta, Inc.                                   2,238,475
--------------------------------------------------------------------------------
                                                                     13,594,106
--------------------------------------------------------------------------------
Transportation - Miscellaneous -- 0.7%
 43,300    Kansas City Southern Industries, Inc.                      2,054,044
--------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $195,453,117)                                   283,167,274
================================================================================

FACE
AMOUNT               SECURITY                                             VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.5%
$13,388,000 Federal Home Loan Mortgage Corp., 5.160% due
            11/1/99
            (Cost -- $13,384,162)                                   13,384,162
--------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $208,837,279*)                               $296,551,436
--------------------------------------------------------------------------------
+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------
              SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO

SHARES                SECURITY                                            VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 97.6%
Capital Goods -- 2.2%
 27,640    General Electric Co.                                     $ 3,746,947
--------------------------------------------------------------------------------
Computer Software -- 8.2%
 88,060    America Online, Inc.+                                     11,420,281
 29,000    Microsoft Corp.+                                           2,684,312
--------------------------------------------------------------------------------
                                                                     14,104,593
--------------------------------------------------------------------------------
Consumer Cyclicals -- 8.1%
  70,300   The Home Depot, Inc.                                       5,307,650
  90,380   McDonald's Corp.                                           3,728,175
 186,615   The Walt Disney Co.                                        4,921,971
--------------------------------------------------------------------------------
                                                                     13,957,796
--------------------------------------------------------------------------------
Consumer Staples -- 17.4%
 94,575    Avon Products, Inc.                                        3,050,044
125,990    The Coca-Cola Co.                                          7,433,410
152,095    The Gillette Co.                                           5,503,938
135,890    PepsiCo, Inc.                                              4,713,684
 46,480    The Procter & Gamble Co.                                   4,874,590
 55,170    Wm. Wrigley Jr. Co.                                        4,410,152
--------------------------------------------------------------------------------
                                                                     29,985,818
--------------------------------------------------------------------------------
Financial Services -- 22.4%
 43,971    American International                                     4,526,265
           Group, Inc.
     74    Berkshire Hathaway Inc.,                                   4,728,600
           Class A Shares+
      9    Berkshire Hathaway Inc.,                                      18,810
           Class B Shares+
 56,265    Fannie Mae                                                 3,980,749
112,025    Household International,                                   4,999,116
           Inc.
 92,820    Merrill Lynch & Co., Inc.                                  7,286,370
 47,435    Morgan Stanley Dean Witter                                 5,232,673
           & Co.
161,475    Wells Fargo Co.                                            7,730,616
--------------------------------------------------------------------------------
                                                                     38,503,199
--------------------------------------------------------------------------------
Health Care -- 15.5%
 63,040    Amgen Inc.+                                                5,027,440
 68,150    Eli Lilly and Co.                                          4,693,831
 40,785    Johnson & Johnson                                          4,272,229
 23,840    Merck & Co., Inc.                                          1,896,770
110,590    Pfizer Inc.                                                4,368,305
 78,820    Warner-Lambert Co.                                         6,290,821
--------------------------------------------------------------------------------
                                                                     26,549,396
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    15

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------
              SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO

SHARES                 SECURITY                                         VALUE
--------------------------------------------------------------------------------
Technology -- 23.8%
 35,254    Cisco Systems, Inc.+                                     $ 2,608,796
126,900    Intel Corp.                                                9,826,819
 49,140    Lucent Technologies Inc.                                   3,157,245
 57,060    Motorola, Inc.                                             5,559,784
181,430    Novell, Inc.+                                              3,639,939
114,080    Texas Instruments Inc.                                    10,238,680
 74,440    Xilinx, Inc.+                                              5,852,845
--------------------------------------------------------------------------------
                                                                     40,884,108
--------------------------------------------------------------------------------
          TOTAL COMMON STOCK
          (Cost -- $143,128,999)                                    167,731,857
--------------------------------------------------------------------------------

FACE
AMOUNT                  SECURITY                                       VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.4%
$4,198,000 Chase Securities Inc., 5.100% due 11/1/99; Proceeds at
           maturity -- $4,199,784; (Fully collateralized by U.S.
           Treasury Notes, 8.500% due 2/15/20; Market
           value -- $4,287,938)
           (Cost -- $4,198,000)                                      4,198,000

           TOTAL INVESTMENTS -- 100%
           (Cost -- $147,326,999*)                                $171,929,857

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Assets and Liabilities                            October 31, 1999
--------------------------------------------------------------------------------
                                                                 Smith Barney
                                                 AIM Capital         Large
                                                Appreciation     Capitalization
                                                  Portfolio     Growth Portfolio
--------------------------------------------------------------------------------
ASSETS:
 Investments, at value (Cost -- $208,837,279 and
  $147,326,999, respectively)                      $296,551,436    $171,929,857
 Cash                                                     6,506             623
 Dividends and interest receivable                       14,261          68,776
 Receivable for securities sold                       4,982,796              --
 Receivable for Fund shares sold                             --         121,070
--------------------------------------------------------------------------------
 Total Assets                                       301,554,999     172,120,326
--------------------------------------------------------------------------------
LIABILITIES:
 Payable for securities purchased                     1,336,985       3,456,999
 Payable for Fund shares purchased                      454,726              --
 Management fees payable                                190,626         309,985
 Accrued expenses                                        53,056          73,031
--------------------------------------------------------------------------------
 Total Liabilities                                    2,035,393       3,840,015
--------------------------------------------------------------------------------
Total Net Assets                                   $299,519,606    $168,280,311
================================================================================
NET ASSETS:
 Par value of capital shares                       $        184    $        116
 Capital paid in excess of par value                201,747,126     143,596,535
 Undistributed net investment income                         --          39,724
 Accumulated net realized gain from security
  transactions                                       10,058,139          41,078
 Net unrealized appreciation of investments          87,714,157      24,602,858
--------------------------------------------------------------------------------
Total Net Assets                                   $299,519,606    $168,280,311
================================================================================
Shares Outstanding                                   18,376,228      11,577,964
--------------------------------------------------------------------------------
Net Asset Value                                          $16.30          $14.53
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    17

--------------------------------------------------------------------------------
Statements of Operations                     For the Year Ended October 31, 1999
--------------------------------------------------------------------------------
                                                                 Smith Barney
                                                 AIM Capital         Large
                                                Appreciation     Capitalization
                                                  Portfolio     Growth Portfolio
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                 $        1,004,473      $   165,490
  Dividends                                           767,022          728,154
  Less: Foreign withholding tax                        (5,210)              --
--------------------------------------------------------------------------------
  Total Investment Income                           1,766,285          893,644
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                          2,130,329          716,521
  Audit and legal                                      36,961           28,853
  Custody                                              22,833           12,289
  Shareholder communications                           13,852           13,710
  Shareholder and system servicing fees                10,912           11,903
  Directors' fees                                       8,536            4,510
  Registration fees                                     1,427           34,349
  Other                                                10,396            3,981
--------------------------------------------------------------------------------
  Total Expenses                                    2,235,246          826,116
--------------------------------------------------------------------------------
Net Investment Income (Loss)                         (468,961)          67,528
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                           186,813,768       12,788,564
    Cost of securities sold                       166,987,753       12,727,848
--------------------------------------------------------------------------------
  Net Realized Gain                                19,826,015           60,716
--------------------------------------------------------------------------------
  Changes in Net Unrealized Appreciation
  of Investments:
    Beginning of year                              34,002,947          903,093
    End of year                                    87,714,157       24,602,858
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation          53,711,210       23,699,765
--------------------------------------------------------------------------------
Net Gain on Investments                            73,537,225       23,760,481
--------------------------------------------------------------------------------
Increase in Net Assets From Operations     $       73,068,264      $23,828,009
================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

---------------------------------------------------------------------------------------------
Statements of Changes in Net Assets
---------------------------------------------------------------------------------------------
                                                           For the Years Ended October 31,
AIM Capital Appreciation Portfolio                                1999             1998
---------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss                                       $    (468,961)     $   (136,999)
  Net realized gain (loss)                                     19,826,015        (8,377,798)
  Increase in net unrealized appreciation                      53,711,210         1,117,130
---------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations            73,068,264        (7,397,667)
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                --          (323,315)
---------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                      --          (323,315)
---------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Proceeds from sale of shares                                127,822,307        64,713,956
  Net asset value of shares issued
    for reinvestment of dividends                                      --           323,315
  Cost of shares reacquired                                  (127,233,116)      (34,299,732)
---------------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                       589,191        30,737,539
---------------------------------------------------------------------------------------------
Increase in Net Assets                                         73,657,455        23,016,557

NET ASSETS:
  Beginning of year                                           225,862,151       202,845,594
---------------------------------------------------------------------------------------------
  End of year*                                              $ 299,519,606      $225,862,151
=============================================================================================

                      See Notes to Financial Statements.

Travelers Series Fund Inc.                                                    19

---------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------
                                                                 For the Years Ended October 31,
Smith Barney Large Capitalization Growth Portfolio                1999                 1998(a)
===================================================================================================
OPERATIONS:
  Net investment income                                      $     67,528            $    17,597
  Net realized gain (loss)                                         60,716                (19,638)
  Increase in net unrealized appreciation                      23,699,765                903,093
---------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                       23,828,009                901,052
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                           (45,401)                    --
---------------------------------------------------------------------------------------------------
Decrease in Net Assets From
  Distributions to Shareholders                                   (45,401)                    --
---------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                            126,123,445             19,937,850
  Net asset value of shares issued
    for reinvestment of dividends                                  45,401                     --
  Cost of shares reacquired                                    (2,458,066)               (51,979)
---------------------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                   123,710,780             19,885,871
---------------------------------------------------------------------------------------------------
Increase in Net Assets                                        147,493,388             20,786,923

NET ASSETS:
  Beginning of year                                            20,786,923                     --
---------------------------------------------------------------------------------------------------
  End of year*                                               $168,280,311            $20,786,923
===================================================================================================
* Includes undistributed net investment income of:           $     39,724            $    17,597
===================================================================================================

(a) For the period from May 1, 1998 (commencement of operations) to October 31, 1998.


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1.  Significant Accounting Policies

The AIM Capital Appreciation Portfolio and Smith Barney Large Capitalization Growth Portfolio ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these portfolios and thirteen other separate investment portfolios: Smith Barney Large Cap Value, Alliance Growth, Van Kampen Enterprise (formerly known as Van Kampen American Capital Enterprise), Smith Barney International Equity, Smith Barney Pacific Basin, Travelers Managed Income (formerly known as TBC Managed Income), Putnam Diversified Income, INVESCO Global Strategic Income (formerly known as GT Global Strategic Income), Smith Barney High Income, MFS Total Return, Smith Barney Money Market, Smith Barney Aggressive Growth and Smith Barney MidCap Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (e) interest income is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1999, reclassifications were made to

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    21

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

AIM Capital Appreciation Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. In addition, for the AIM Capital Appreciation Portfolio, a portion of accumulated net investment loss amounting to $468,961 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j)the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k)estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.  Management Agreement and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Smith Barney Large Capitalization Growth Portfolio ("SBLCG"). SBLCG pays SSBC a management fee calculated at an annual rate of 0.75% on the average daily net assets of the Portfolio.

Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SSBC, acts as the investment manager of the AIM Capital Appreciation Portfolio ("AIMCAP"). AIMCAP pays TIA a management fee calculated at an annual rate of 0.80% on the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly.

TIA has also entered into a sub-advisory agreement with AIM Capital Management, Inc. ("AIM"). Pursuant to the sub-advisory agreement, AIM is responsible for the day-to-day portfolio operations and investment decisions and is compensated for such services at the annual rate of 0.375% of the Portfolio's average daily net assets. TIA pays this fee to AIM on a monthly basis.

TIA has also entered into a Sub-Administrative Services Agreement with SSBC.
TIA pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.10% of the Portfolio's average daily net assets.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. During the year ended October 31, 1999, SSB did not receive any brokerage commissions.

All officers and one Director of the Fund are employees of SSB.

--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
3.  Investments

For the year ended October 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                              Smith Barney
                           AIM Capital                   Large Capitalization
                           Appreciation                          Growth
================================================================================
Purchases                  $194,857,679                      $137,322,119
--------------------------------------------------------------------------------
Sales                       186,813,768                        12,788,564
================================================================================

At October 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                              Smith Barney
                                 AIM Capital            Large Capitalization
                                 Appreciation                   Growth
================================================================================
Gross unrealized appreciation     $92,105,220                 $30,822,859
Gross unrealized depreciation      (4,391,063)                 (6,220,001)
--------------------------------------------------------------------------------
Net unrealized appreciation       $87,714,157                 $24,602,858
================================================================================

4.    Lending of Portfolio Securities

Each Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At October 31, 1999, the Portfolios had no securities on loan.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    23

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
5.  Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios basis in the contract.

The Portfolios enter into such contracts to hedge a portion of their portfolio. The Portfolios bear the market risk that arise from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 1999, the Portfolios had no open futures contracts.

6.  Options Contracts

When the Portfolios write a covered call option, an amount equal to the premium received by the Portfolios are recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When written index options are exercised, settlement is made in cash.

The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

During the year ended October 31, 1999, the Portfolios did not enter into any written covered call option contracts.

--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
7.  Capital Shares

At October 31, 1999, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                             Year Ended           Year Ended
                                          October 31, 1999     October 31, 1998*
================================================================================
AIM Capital Appreciation
Shares sold                                   8,702,220          5,060,116
Shares issued on reinvestment                        --             23,548
Shares reacquired                            (8,672,298)        (2,728,617)
--------------------------------------------------------------------------------
Net Increase                                     29,922          2,355,047
================================================================================
Smith Barney Large Capitalization Growth
Shares sold                                   9,661,334          2,105,804
Shares issued on reinvestment                     3,615                 --
Shares reacquired                              (187,705)            (5,084)
--------------------------------------------------------------------------------
Net Increase                                  9,477,244          2,100,720
================================================================================
* Transactions for the Smith Barney Large Capitalization Growth Portfolio are for the period May 1, 1998 (commencement of operations) through October 31, 1998.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    25

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each year ended October 31:

AIM Capital Appreciation Portfolio             1999           1998           1997          1996(1)             1995(1)(2)
====================================================================================================================================

Net Asset Value, Beginning of Year            $  12.31        $  12.68       $  10.76        $  10.00                $  10.00
------------------------------------------------------------------------------------------------------------------------------------

Income (Loss) From Operations:
 Net investment income (loss)(3)                 (0.03)          (0.01)          0.02            0.02                    0.02
 Net realized and unrealized gain (loss)          4.02           (0.34)          1.91            0.75                   (0.02)
------------------------------------------------------------------------------------------------------------------------------------

Total Income (Loss) From Operations               3.99           (0.35)          1.93            0.77                      --
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
  Net investment income                             --           (0.02)         (0.01)          (0.01)                     --
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                 --           (0.02)         (0.01)          (0.01)                     --
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                  $  16.30        $  12.31       $  12.68        $  10.76                $  10.00
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                     32.41%         (2.79)%         17.96%           7.71%                0.00%++
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Year (000s)                $299,520        $225,862       $202,846        $112,905                $  8,083
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
 Expenses(3)                                      0.84%           0.85%          0.85%           0.96%                 1.00%+
 Net investment income (loss)                    (0.18)          (0.06)          0.20            0.22                   4.07+
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                             76%             75%            56%             44%                      6%
====================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from October 10, 1995 (commencement of operations) to October 31, 1995.
(3) The Manager waived all of its fees and reimbursed expenses of $13,456 for the period ended October 31, 1995. If such fees were not waived, the per share decrease to net investment income and the actual annualized expense ratio would have been $0.03 and 5.95%, respectively.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.
--------------------------------------------------------------------------------
26                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each year ended October 31:

Smith Barney Large Capitalization Growth Portfolio     1999                   1998(1)
=============================================================================================
Net Asset Value, Beginning of Year                          $   9.90              $    10.00
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income(2)                                       0.00*                   0.01
 Net realized and unrealized gain (loss)                        4.64                   (0.11)#
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                             4.64                   (0.10)
---------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                                         (0.01)                     --
---------------------------------------------------------------------------------------------
Total Distributions                                            (0.01)                     --
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                $  14.53              $     9.90
---------------------------------------------------------------------------------------------
Total Return                                                   46.88%                  (1.00)%++
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                              $168,280              $   20,787
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(2)                                                    0.86%                   1.00%+
 Net investment income                                          0.07                    0.52+
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                           14%                      1%
=============================================================================================

(1) For the period from May 1, 1998 (commencement of operations) to October 31, 1998.
(2) The Manager waived all or part of its fees for the period ended October 31, 1998. If such fees were not waived, the per share decrease to net investment income and the actual annualized expense ratio would have been $0.02 and 1.77%, respectively.
*    Amount represents less than $0.01.
# The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------
For Federal tax purposes the Fund hereby designates for the fiscal year ended October 31, 1999:

     . Percentage of ordinary dividends paid as qualifying for the corporate dividends received deduction:

          .    Smith Barney Large Capitalization Growth Portfolio 100%

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    27

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the AIM Capital Appreciation Portfolio and Smith Barney Large Capitalization Growth Portfolio of Travelers Series Fund Inc. as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from October 10, 1995 (commencement of operations) to October 31, 1995, with respect to the AIM Capital Appreciation Portfolio, and the statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period from May 1, 1998 (commencement of operations) to October 31, 1998, with respect to the Smith Barney Large Capitalization Growth Portfolio. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

--------------------------------------------------------------------------------
28                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report (continued)
--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AIM Capital Appreciation Portfolio and Smith Barney Large Capitalization Growth Portfolio of Travelers Series Fund Inc. as of October 31, 1999, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods described above, in conformity with generally accepted accounting principles.

New York, New York
December 15, 1999

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    29

                        [LOGO OF SALOMON SMITH BARNEY]


Directors

Victor K. Atkins
A.E. Cohen
Robert A. Frankel
Michael Gellert
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Managers

SSB Citi Fund Management LLC
Travelers Investment Adviser, Inc.

Custodian

PNC Bank, N.A.

Annuity Administration

Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, CT 06183

This report is submitted for the general information of the shareholders of the Travelers Series Fund Inc. -- AIM Capital Appreciation and Smith Barney Large Capitalization Growth Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


Travelers Series Fund Inc.
388 Greenwich Street
New York, New York 10013

IN0794 12/99

Travelers Series Fund Inc.

Smith Barney International
Equity Portfolio

Smith Barney Pacific
Basin Portfolio

INVESCO Global Strategic
Income Portfolio


ANNUAL REPORT

October 31, 1999


[LOGO OF SMITH BARNEY MUTUAL FUNDS]

NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Travelers Series
Fund Inc.

[PHOTO]

HEATH B.
MCLENDON
Chairman

Dear Shareholder:

We are pleased to provide the annual report for the Travelers Series Fund Inc. - Smith Barney International Equity, Smith Barney Pacific Basin and INVESCO Global Strategic Income Portfolios (formerly known as GT Global Strategic Income Portfolio) ("Portfolios") for the year ended October 31, 1999. We hope you find this report useful and informative. For your convenience, we have summarized the period's prevailing economic and market conditions and outlined each Portfolio's investment strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Portfolio Highlights
Smith Barney International Equity Portfolio
For the 12 months ended October 31, 1999, the Smith Barney International Equity Portfolio ("Portfolio") provided a total return of 34.73%. We are proud to report that the Portfolio's 12-month total return was better than its Lipper Inc. peer group average of 27.27% for the same period. (Lipper is a major fund-tracking organization.)

The Portfolio's managers think that its better performance versus the Lipper peer group was due primarily to holdings in Asian growth stocks and the good performance of middle-sized to smaller-sized company stocks so far in 1999 compared with the prior two years. The strength of the Japanese yen also contributed positively to the Portfolio's total returns.

Investment Strategy
The Portfolio seeks total return on its assets from growth of capital and income. The Portfolio seeks to achieve its objective by investing at least 65% of its assets in a diversified portfolio of equity securities of established non-U.S.
issuers.

The Portfolio's managers utilize a "bottom-up" approach to stock investing--looking for promising companies and industries rather than trying to uncover investment opportunities based on the present or future condition of the global economy, the financial markets or the performance of particular markets. The managers seek companies growing at a faster rate than the economic growth rate

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     1
of their local countries. At the same time, the managers strive to maintain a risk level no higher than that of the overall international stock market through a broad diversification in a variety of markets.

During the past year, the managers have adjusted their stock positions as industry and company trends warranted. The common aim is to position the Portfolio in the highest-quality international growth stocks, consistent with prudent diversification to help minimize risk.

International stock markets performed well compared to the U.S. market during the Portfolio's fiscal year as many of the negative market influences of 1998 dissipated. In the managers' view, swift policy responses by central banks around the world helped stem last year's anxieties. Moreover, ample financial liquidity fueled genuine recovery in many troubled economies and caused many markets to rally. (Liquidity is the ability to buy or sell an asset quickly and in large volume without substantially affecting the asset's price.)

For many years, large-capitalization U.S. growth stocks have led the world's financial markets. However, in recent months, international markets have assumed leadership and provided strong absolute and relative returns versus the U.S. markets. In the managers' view, the opportunities over the next several years, as measured by growth, structural change and valuation, bode well for the performance of international stocks going forward.

As the Portfolio took profits in select European situations consistent with seeking to minimize risk, the Portfolio increased its commitment to Asian stocks, thus modifying the composition of the Portfolio. The Portfolio's country allocations were: 74% Europe, 18% Asia and 8% in Canada, Latin America and other emerging markets at the beginning of the year, and changed to 54% Europe, 40% Asia and 6% in Canada, Latin America and other emerging markets by the end of the period.

Europe
European stock markets showed relatively modest performance during much of the reporting period. Yet recent evidence has shown that, in conjunction with the Asian economic recovery, business conditions in Europe are improving. The new European currency, the Euro, after declining precipitously versus the U.S. dollar since its January 1999 debut, has stabilized in recent months.

In the managers' view, the most notable trend in Europe this year has been the exceptionally high level of merger and acquisition activity, driven by industrial concentration and a desire to build economies of scale. Hostile takeovers in a number of industries such as telecommunications, financial services and energy have served notice to entrenched managements that inferior strategic execution will no longer be tolerated by investors. The ready availability of capital to fund hostile takeovers is also a new development in Europe.

--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

Several core European purchases during the Portfolio's fiscal year include:

   . Mannesmann, the former German capital goods supplier, which has been recast as a pan-European telecommunications provider based on its ownership of key franchises in Germany, France, Italy and now the United Kingdom through its recent agreement to purchase Orange.

   . Securitas of Sweden, Europe's leading security services operator, which recently expanded significantly into the U.S. through the acquisition of Pinkertons.

   . Petroleum Geo Services, the Norwegian technological leader in the seismic mapping of petroleum reserves. The recovery of energy commodity prices provides a much-improved environment for exploration and production expenditures over the next several years.

During the period, the managers also sold several of the Portfolio's long-standing European holdings including:

   . Volkswagen has done an outstanding job in cutting costs. However, the managers think that most of the company's gains from these cost-cutting measures were already reflected in its stock price.
   . Novartis has done well cutting costs and building on the positive developments from the merger of Sandoz and Ciba Geigy. Yet revenue growth was noticeably slowing, and a difficult, highly competitive European pharmaceutical industry led the Portfolio to take profits.

Asia
The developed Asian stock markets turned in exceptional performances during the period, led by renewed confidence in Japan. After years of unremitting bad news from Asia, economic growth resumed in many of the Asian economies such as Korea, Singapore, Taiwan and Thailand. Currencies stabilized, allowing interest rates to decline in many economies, which in turn caused renewed investor interest in local company stocks.

Japan has begun a major restructuring program after several years of ineffective policies. The financial system is being reformed, interest rates are at extremely low levels and multinational companies have announced significant plans to lower expenses, improve productivity and boost returns on invested capital. In fact, Japanese economic growth has resumed and surveys of business expectations are improving. While the managers are aware that the recovery in Japan is fragile, they believe that Japanese stocks are inexpensive relative to other markets given the substantial changes that are likely to occur in the coming months.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     3

Several Asian stocks added to the Portfolio during the period include:

   . Matsushita Communications Industries of Japan, which supplies mobile communications equipment in Japan, and is, in our view, well positioned to benefit from a deregulating telecommunications marketplace.
   . Softbank of Japan, is a well-diversified portfolio of global Internet interests and opportunities.
   . Venture Manufacturing of Singapore, another of our outsourcing investments leveraged to the growth of the global electronics industry is also positioned to capitalize on the trend of branded technology leaders that subcontract their manufacturing to technologically capable subcontractors.
   . Trend Micro, a Japanese developer of antivirus computer software with a formidable list of multinational clients and joint ventures with other key technology providers.

Emerging Markets
Emerging markets rallied sharply earlier this year as the global financial crisis eased. Prospects of accelerating global growth in the coming months have caused select commodity prices to firm up, and that trend has benefited commodity-dependent export economies. The Portfolio's managers have made no significant new investments in emerging markets because they think year 2000 concerns and resultant problems, if any, are most likely to be acute in those economies.

Smith Barney Pacific Basin Portfolio
For the 12 months ended October 31, 1999, the Smith Barney Pacific Basin Portfolio ("Portfolio") returned 72.83%. The Portfolio outperformed its Lipper Inc. peer group's return of 54.00% for the same period. (Lipper is a major fund-tracking organization.) In comparison, the Portfolio's benchmark Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index returned 54.22% for the same period. (The MSCI All Country Asia Pacific Index, comprising equities in Australia, New Zealand, Japan and the Far East, is a common benchmark against which the performance of Asian funds is measured.)

In the manager's view, Asia's economic recovery is well underway, albeit with a few new twists and turns, and has been led primarily by Japan. The manager's general optimism for Asia (ex-Japan) remains, and he has reallocated a portion of the Portfolio's assets to Japan given its current attractiveness. Although doubts and questions may still linger over Japan, the manager thinks there have been clear signs lately that many investors can differentiate the forest of the stock market from the trees of individual companies.

Japan is making significant progress both on a governmental level as well as on a corporate level. Japan's bureaucracy is deregulating its old laws in earnest and creating new ones to replace them at a surprising rate. The

--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders
portfolio manager is pleased to report that the Portfolio has benefited from these structural changes in Japan.

The manager thinks that the strong relative performance of the Pacific region reflects growing recognition on the part of many investors of structural changes and cyclical recovery in many of its economies. The region appears to be awakening from its lengthy torpor and the Japanese stock market has been one of the best global performers so far this year. A combination of strong government policies and cost-cutting and streamlining of multinational Japanese corporations has increased his optimism about the region's long-term investment prospects.

The portfolio manager employs a "bottom-up" investment strategy, emphasizing individual security selection, while optimally allocating the Portfolio's assets among companies in the Asia Pacific region. His stock selection process involves exhaustive analysis of companies' fundamentals, in which he looks for certain criteria such as above average earnings growth, high relative return on invested capital, experienced and effective management and competitive advantages (i.e., high market share or special licenses and patents). The manager also actively monitors and evaluates economic and political conditions in the region that may affect the companies he invests in.

Because it is the largest nursing care outsourcing company listed on the Tokyo Stock Exchange, Nichii Gakkan was added to the portfolio during the period. To capitalize on the trend of Japan's revitalized economy, the manager intends to increase the Portfolio's exposure in the information technology (IT) and office automation industries. Pasona Softbank, a listed subsidiary of Softbank (i.e., the Internet super-company), was also added during the period. Pasona Softbank is one of the few Japanese IT personnel placement company opportunities available in the market today.

As for Asia (ex-Japan), the Portfolio's Hong Kong weightings remained unchanged during the period. Yet the manager did pare back on the Portfolio's positions in Korea and Australia and he increased the Portfolio's weightings in Taiwan. The manager became a bit more cautious on the Korean market, so he sold the Portfolio's holding in Dongwon, a food processing company, as well as cut roughly in half the Portfolio's position in SK Telecom, a cellular provider and nationwide paging service. In Australia, the manager sold Westfield, the retailer and Lendlease, the real estate project management company.

In Taiwan, two new companies were added to the Portfolio--Synnex, an IC producer, and Ritek, the world leader in opto-magnetic disc manufacturing (i.e., CDs, CD-ROMs and DVD blank discs). The effects of the devastating earthquake in Taiwan that killed over 2000 people and caused billions in damage did not affect the Pacific Portfolio as much as you might expect. None of the

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     5
companies held in the Portfolio were severely damaged or incapacitated due to the quake. One major disruption in Taiwan was the closing of the stock exchange for the week, a policy adopted by the Taiwanese government to prevent a massive sell-off in the market.

The manager remains optimistic that the Asian recovery will continue into 2000 and will be led by Japan's ongoing economic recovery. He plans on remaining heavily invested in Japan and he also intends to add to the Portfolio's positions in Hong Kong and Korea when those markets finally show signs of stabilizing.

INVESCO Global Strategic Income Portfolio
The primary investment objective of the INVESCO Global Strategic Income Portfolio (formerly known as GT Global Strategic Portfolio) ("Portfolio") is to seek high current income and secondarily, capital appreciation. For the year ended October 31, 1999, the Portfolio returned a negative 0.96%, underperforming its Lipper, Inc. peer group average, which returned 1.27% over the same period. (Lipper is a major fund-tracking organization.)

Last year's "Asian flu" set a low point for most international economies. Battered by an environment characterized by depressed demand and supply-side shocks (massive oil inventory stockpiling), most developing economies suffered. To exacerbate the collapse in commodity prices, the Russian crisis induced a capital markets credit crunch felt so strongly throughout the financial markets that the managers think it was a major cause of the U.S. Federal Reserve Board's ("Fed") monetary policy easings last year. In the view of the managers, the events in 1998 set the stage for the economic recovery that began in 1999.

Unfortunately for Europe, that region's recovery lagged the rest of the world. The war in Kosovo precipitated adverse effects for Europe's brand-new currency, the Euro, whose value fell approximately 13% to a low point in the summer. To stimulate European economies, the European Central Bank cut rates in April 1999. Weakness did not appear to be limited to Europe, but the emerging economies as well. In January, emerging markets had to contend with Brazil's devaluation that further slowed the much-needed capital flows to that region. More recently, both Europe and Latin America have shown clear signs that their economies have bottomed out and that investor confidence may be returning. In Europe, the surprise on the upside led to anticipation of an ECB tightening bias that has pressured European fixed income markets.

Despite the seemingly bleak global economy, the U.S. economy remained strong during the period. U.S. economic data, including a greater-than-expected Consumer Price Index ("CPI") in April, caused a bond market sell-off in the U.S. as a rate hike became priced into the market. (The CPI measures prices of a fixed basket of goods bought by a typical consumer.)

--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

The Fed subsequently raised interest rates twice over the summer, citing anticipatory inflationary pressures. In an effort to better manage market expectations, the Fed introduced the immediate release of the Board's bias. The first was a tightening bias announced in August, which added further pressure to fixed-income markets. Compounding the negative sentiment were Y2K-related fears that further reduced market liquidity.

Japan has finally started to show signs of a sustainable economic recovery. Despite forecasts of continued sluggishness, the Japanese economy delivered strong GDP results during the period. Reflecting such strength, the Japanese yen appreciated approximately 7% so far this year, as sidelined investors became more actively involved in the domestic financial markets. Yen appreciation assisted the Asian emerging economies, as consumer goods became less expensive. Concurrently, the cyclical rebound in commodities has begun. To lead the commodity rebound, crude oil prices sharply increased approximately 57% on a year-to-date basis. As a result, commodity based emerging and developing countries reacted in tandem as positive signs of global growth began to appear.

The managers' optimistic view is based on the positive backdrop of the U.S. economy. They are forecasting approximately 3% growth in the U.S. and for a continuing global recovery. With regard to any Y2K-related issues, the managers do not believe that there will be any long lasting impact on the financial markets. As Y2K concerns abate and liquidity returns to the market, the bond market should further improve.

Given the GDP growth outlook for moderate inflation, the investment team anticipates that U.S. 30-year yields should trade within their recent range of 5.50% to 6.50%. Lastly, corporate mortgage-backed securities, high-yield bonds and emerging market bonds should perform well if positive expectations are realized.

In closing, thank you for investing in the Travelers Series Fund Inc. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

November 16, 1999

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     7

------------------------------------------------------------------------------------------
                       SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------
Historical Performance
------------------------------------------------------------------------------------------

                            Net Asset Value
                           -------------------
                         Beginning       End         Income       Capital Gain     Total
Year Ended                of Year      of Year      Dividends    Distributions    Returns+
==========================================================================================
10/31/99                   $12.60       $16.92        $0.05         $0.00          34.73%
------------------------------------------------------------------------------------------
10/31/98                    13.23        12.60         0.00          0.00          (4.76)
------------------------------------------------------------------------------------------
10/31/97                    12.18        13.23         0.01          0.00           8.73
------------------------------------------------------------------------------------------
10/31/96                    10.48        12.18         0.01          0.00          16.36
------------------------------------------------------------------------------------------
10/31/95                    10.55        10.48         0.00          0.00          (0.66)
------------------------------------------------------------------------------------------
6/16/94*-10/31/94           10.00        10.55         0.00          0.00           5.50++
==========================================================================================
Total                                                 $0.07         $0.00
==========================================================================================
------------------------------------------------------------------------------------------
                        Smith Barney Pacific Basin Portfolio
------------------------------------------------------------------------------------------
Historical Performance
------------------------------------------------------------------------------------------

                            Net Asset Value
                         ---------------------
                         Beginning       End         Income       Capital Gain     Total
Year Ended                of Year      of Year      Dividends    Distributions    Returns+
==========================================================================================
10/31/99                    $6.81       $11.77        $0.00         $0.00          72.83%
------------------------------------------------------------------------------------------
10/31/98                     8.04         6.81         0.09          0.00         (14.09)
------------------------------------------------------------------------------------------
10/31/97                     9.75         8.04         0.06          0.00         (17.02)
------------------------------------------------------------------------------------------
10/31/96                     8.95         9.75         0.03          0.00           9.26
------------------------------------------------------------------------------------------
10/31/95                    10.10         8.95         0.00          0.00         (11.39)
------------------------------------------------------------------------------------------
6/16/94*-10/31/94           10.00        10.10         0.00          0.00           1.00++
==========================================================================================
Total                                                 $0.18         $0.00
==========================================================================================
------------------------------------------------------------------------------------------
                      INVESCO Global Strategic Income Portfolio
------------------------------------------------------------------------------------------
Historical Performance
------------------------------------------------------------------------------------------

                            Net Asset Value
                         -------------------
                         Beginning       End         Income       Capital Gain     Total
Year Ended                of Year      of Year      Dividends    Distributions    Returns+
==========================================================================================
10/31/99                   $10.97       $10.22        $0.65         $0.00          (0.96)%
------------------------------------------------------------------------------------------
10/31/98                    12.52        10.97         0.66          0.64          (2.50)
------------------------------------------------------------------------------------------
10/31/97                    12.45        12.52         0.46          0.58           9.32
------------------------------------------------------------------------------------------
10/31/96                    10.77        12.45         0.42          0.00          20.07
------------------------------------------------------------------------------------------
10/31/95                     9.95        10.77         0.10          0.00           9.37
------------------------------------------------------------------------------------------
6/16/94*-10/31/94           10.00         9.95         0.00          0.00          (0.50)++
==========================================================================================
Total                                                 $2.29         $1.22
==========================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.
--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Return+
--------------------------------------------------------------------------------
                                     Smith Barney   Smith Barney  INVESCO Global
                                     International     Pacific       Strategic
                                        Equity          Basin         Income
                                       Portfolio      Portfolio      Portfolio
================================================================================
Year Ended 10/31/99                       34.73%        72.83%         (0.96)%
--------------------------------------------------------------------------------
Five Years Ended 10/31/99                 10.03          3.59           6.75
--------------------------------------------------------------------------------
6/16/94* through 10/31/99                 10.39          3.53           6.16
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------

                                   Smith Barney   Smith Barney  INVESCO Global
                                   International     Pacific       Strategic
                                      Equity          Basin         Income
                                     Portfolio      Portfolio      Portfolio
================================================================================
6/16/94* through 10/31/99              70.13%        20.48%         37.93%
================================================================================
 + Assumes the reinvestment of all dividends and capital gains distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 * Commencement of operations.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     9

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in Shares of the
                Smith Barney International Equity Portfolio vs.
                                MSCI EAFE Index+
--------------------------------------------------------------------------------
                            June 1994 -- October 1999

                                    [GRAPH]

               International Equity      MSCI EASFE Index

 6/16/94             10,000                   10,000
  Oct-94             10,550                   10,443
  Oct-95             10,480                   10,436
  Oct-96             12,194                   11,563
  Oct-97             13,259                   12,133
  Oct-98             12,628                   13,340
10/31/99             17,013                   16,413

+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney International Equity Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1999. The Morgan Stanley Capital International ("MSCI") MSCI EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the Far East. The MSCI EAFE Index is weighted based on each company's market capitalization. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------
                  Growth of $10,000 Invested in Shares of the
                    Smith Barney Pacific Basin Portfolio vs.
                              MSCI Pacific Index+

--------------------------------------------------------------------------------
                            June 1994 -- October 1999

                                    [GRAPH]

                Pacific Basin         MSCI Pacific Index

 6/16/94            10,000                  10,000
  Oct-94            10,100                   9,952
  Oct-95             8,950                   8,836
  Oct-96             9,779                   9,136
  Oct-97             8,114                   7,353
  Oct-98             6,971                   6,346
10/31/99            12,048                   9,617

+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney Pacific Basin Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1999. The Morgan Stanley Capital International ("MSCI") Pacific Index is comprised of a sampling of large, medium and small capitalization companies who are listed on the various Pacific exchanges, such as Australia, Hong Kong, Japan, Malaysia, New Zealand and the Singapore stock exchange. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

--------------------------------------------------------------------------------
  Travelers Series Fund Inc.                                                 11

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in Shares of the
                 INVESCO Global Strategic Income Portfolio vs.
                         J.P. Morgan Global Bond Index+

--------------------------------------------------------------------------------

                            June 1994 -- October 1999

                                    [GRAPH]

                       INVESCO Global          JP Morgan Global
                      Strategic Income      Bond\Index - Unhedged

 6/16/94                   10,000                   10,000
  Oct-94                    9,950                   10,391
  Oct-95                   10,882                   11,985
  Oct-96                   13,066                   12,716
  Oct-97                   14,284                   13,161
  Oct-98                   13,927                   14,869
10/31/99                   13,793                   14,429

+ Hypothetical illustration of $10,000 invested in shares of the INVESCO Global Strategic Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1999. The J.P. Morgan Global Bond Index-Unhedged is a daily, market capitalization weighted international fixed income index consisting of 13 countries. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments                                        October 31, 1999
--------------------------------------------------------------------------------

                   SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

  SHARES                           SECURITY                             VALUE
--------------------------------------------------------------------------------
STOCKS -- 98.5%
Australia -- 0.3%
  264,270   Coca-Cola Amatil Ltd.                                  $    815,148
--------------------------------------------------------------------------------
Canada -- 4.1%
  175,000   Celestica Inc.+                                           9,636,957
  120,000   The Toronto-Dominion Bank                                 2,753,416
--------------------------------------------------------------------------------
                                                                     12,390,373
--------------------------------------------------------------------------------
Finland -- 4.7%
  123,000   Nokia Oyj                                                14,206,566
--------------------------------------------------------------------------------
France -- 6.1%
   35,000   Axa                                                       4,933,360
   35,000   Equant N.V.+                                              3,402,952
   20,000   Group Danone                                              5,097,858
   50,000   Sidel S.A.                                                4,992,747
--------------------------------------------------------------------------------
                                                                     18,426,917
--------------------------------------------------------------------------------
Germany -- 3.5%
    8,000   Aixtron AG                                                  898,064
   37,000   Mannesmann AG                                             5,705,291
    6,500   SAP AG Preferred                                          2,802,560
   67,300   Stinnes AG                                                1,273,308
--------------------------------------------------------------------------------
                                                                     10,679,223
--------------------------------------------------------------------------------
Hong Kong -- 5.2%
  504,180   HSBC Holdings PLC(a)                                      6,051,198
  600,000   Hutchison Whampoa Ltd.                                    6,023,554
  483,557   Sun Hung Kai Properties Ltd.                              3,905,425
--------------------------------------------------------------------------------
                                                                     15,980,177
--------------------------------------------------------------------------------
Ireland -- 2.8%
  461,600   Bank of Ireland                                           3,600,111
  454,186   Independent Newspapers PLC                                2,401,307
  253,755   Irish Continental Group PLC                               2,653,895
--------------------------------------------------------------------------------
                                                                      8,655,313
--------------------------------------------------------------------------------
Italy -- 3.4%
  550,000   Alleanza Assicurazioni(a)                                 5,597,238
  740,000   Telecom Italia Mobile S.p.A.                              4,631,903
--------------------------------------------------------------------------------
                                                                     10,229,141
--------------------------------------------------------------------------------
Japan -- 25.6%
  134,000   Canon, Inc.                                               3,787,850
  203,000   Hosiden Corp.(a)                                          7,683,499
       70   Japan Telecom Co., Ltd.                                   2,401,303
   50,000   Matsushita Communication Industrial Co., Ltd.             8,394,021


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    13

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                   SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

  SHARES                           SECURITY                             VALUE
--------------------------------------------------------------------------------
Japan -- 25.6% (continued)
   65,000   Murata Manufacturing Co., Ltd.                         $  8,346,110
      880   NTT Data Corp.                                           13,913,377
    6,900   Shohkoh Fund & Co., Ltd.                                  4,218,283
   44,000   Sony Corp.(a)                                             6,855,500
   13,500   Softbank Corp.                                            5,601,284
  191,000   Terumo Corp.                                              5,801,744
  240,000   Tostem Corp.                                              5,369,874
   27,000   Trend Micro Inc.(a)                                       5,355,500
--------------------------------------------------------------------------------
                                                                     77,728,345
--------------------------------------------------------------------------------
Mexico -- 2.7%
3,306,000   Cifra SA de CV, Series C+                                 5,148,196
   70,000   Grupo Televisa S.A.-- Sponsored GDR+                      2,975,000
--------------------------------------------------------------------------------
                                                                      8,123,196
--------------------------------------------------------------------------------
Netherlands -- 2.6%
   69,041   IHC Caland N.V.                                           2,993,484
  300,000   ING Groep N.V. Warrants, Expire 3/15/01+                  4,862,410
--------------------------------------------------------------------------------
                                                                      7,855,894
--------------------------------------------------------------------------------
Norway -- 3.3%
  135,000   Petroleum Geo Services ASA ADR                            1,974,375
  106,000   Tandberg Television ASA                                   1,256,661
  180,000   Tomra Systems ASA                                         6,883,716
--------------------------------------------------------------------------------
                                                                     10,114,752
--------------------------------------------------------------------------------
Poland -- 0.1%
   21,400   Netia Holdings S.A. ADR(a)                                  342,400
--------------------------------------------------------------------------------
Singapore -- 5.3%
  243,700   DelGro Corp. Ltd.                                           842,214
  368,800   Keppel Corp.                                              1,001,909
  290,000   Singapore Press Holdings, Ltd.                            4,967,544
1,750,000   Singapore Technologies Engineering, Ltd.                  2,534,860
  361,000   United Overseas Bank Ltd.                                 2,733,862
  450,000   Venture Manufacturing (Singapore) Ltd.(a)                 4,002,885
--------------------------------------------------------------------------------
                                                                     16,083,274
--------------------------------------------------------------------------------
South Africa -- 1.2%
   52,000   Anglo American Platinum Corp., Ltd.                       1,497,803
  432,568   Dimension Data Holdings Ltd.(a)                           2,097,726
--------------------------------------------------------------------------------
                                                                      3,595,529
--------------------------------------------------------------------------------
Spain -- 3.3%
  231,000   Amadeus Global Travel Distribution S.A.(a)                1,381,562
  150,000   Indra Sistemas S.A.                                       1,575,080


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                   SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

  SHARES                           SECURITY                             VALUE
--------------------------------------------------------------------------------
Spain -- 3.3% (continued)
  100,000   Superdiplo S.A.                                        $  1,832,076
  317,652   Telefonica S.A.                                           5,221,977
--------------------------------------------------------------------------------
                                                                     10,010,695
--------------------------------------------------------------------------------
Sweden -- 1.0%
   41,800   A-com AB                                                    482,023
  175,000   Securitas AB                                              2,591,586
--------------------------------------------------------------------------------
                                                                      3,073,609
--------------------------------------------------------------------------------
Switzerland -- 3.0%
  150,000   Mettler-Toledo International Inc.                         4,471,876
      400   Roche Holding AG Genuss                                   4,804,095
--------------------------------------------------------------------------------
                                                                      9,275,971
--------------------------------------------------------------------------------
United Kingdom -- 20.3%
  500,000   Capita Group PLC                                          6,637,459
  355,000   Colt Telecom Group PLC                                   10,613,534
  800,000   Compass Group PLC                                         8,598,339
   78,000   Filtronic PLC                                             1,446,293
  115,000   Guardian IT PLC                                           1,254,882
  750,000   Hays PLC                                                  8,565,521
  510,000   Invensys PLC                                              2,506,400
  786,990   Misys PLC                                                 6,579,558
  359,000   Serco Group PLC                                          10,279,528
1,200,000   Telewest Communications PLC                               5,099,931
  109,090   Telewest Communications - N/P Rights PLC                     96,663
--------------------------------------------------------------------------------
                                                                     61,678,108
--------------------------------------------------------------------------------
            TOTAL STOCKS
            (Cost -- $183,878,914)                                  299,264,631
--------------------------------------------------------------------------------

   FACE
  AMOUNT                           SECURITY                             VALUE
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 1.5%
$4,500,000  CIBC Wood Gundy Securities Inc., 5.150% due 11/1/99;
            Proceeds at maturity -- $4,501,931; (Fully collaterized
            by U.S. Treasury Notes, 5.375% due 6/30/00;
            Market value -- $4,514,000)
            (Cost -- $4,500,000)                                      4,500,000
--------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $188,378,914*)                                $303,764,631
--------------------------------------------------------------------------------

+    Non-income producing security.
(a)  All or a portion of this security is on loan (See Note 9).
*    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    15

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                   SMITH BARNEY PACIFIC BASIN PORTFOLIO

  SHARES                           SECURITY                             VALUE
--------------------------------------------------------------------------------
STOCKS -- 96.4%

Australia -- 4.2%
  40,000   Austar United Communications Ltd.+(a)                   $    130,009
   5,730   Brambles Industries Ltd.                                     161,041
  60,200   Computershare Ltd.                                           218,683
 242,000   LibertyOne Ltd.+                                             299,200
  19,400   TABCORP Holdings Ltd.                                        122,894
  26,815   Telstra Corp. Ltd.                                           136,321
--------------------------------------------------------------------------------
                                                                      1,068,148
--------------------------------------------------------------------------------
Hong Kong -- 1.9%
   1,372   Cable and Wireless HKT Ltd.                                    3,134
   9,990   HSBC Holdings PLC                                            119,900
  20,000   Hutchison Whampoa Ltd.                                       200,785
  20,366   Sun Hung Kai Properties Ltd.                                 164,485
--------------------------------------------------------------------------------
                                                                        488,304
--------------------------------------------------------------------------------
Japan -- 68.8%
  20,000   Canon, Inc.                                                  565,351
   3,000   Drake Beam Morin - Japan Inc.                                868,149
   5,000   Hirose Electric Co., Ltd.                                    871,502
   9,000   Hosiden Corp.                                                340,648
   7,000   Ito-Yokado Co., Ltd.                                         559,410
  12,000   Murata Manufacturing Co., Ltd.                             1,540,820
   4,000   Nichii Gakkan Co.                                            651,591
 285,000   Nippon Steel Corp.                                           723,697
      67   Nippon Telegraph & Telephone Corp. (NTT)                   1,027,213
      64   NTT Data Corp.                                             1,011,881
   9,000   Pasona Softbank, Inc.+                                       586,432
  30,000   Sailor Pen Co., Ltd.+                                        485,818
  88,000   Sekisui Chemical Co., Ltd.                                   432,580
  36,000   Sekisui House, Ltd.                                          389,460
  10,000   Seven-Eleven Japan Co., Ltd.(a)                              915,102
   1,280   Shokoh Fund & Co., Ltd.                                      782,522
   5,800   Sony Corp.                                                   903,680
  42,000   Sumitomo Bank Ltd.                                           675,316
  10,000   Takeda Chemical Industries, Ltd.                             573,975
  14,000   Terumo Corp.                                                 425,259
  33,000   Tokio Marine & Fire Insurance Co., Ltd.                      431,631
  20,000   Tostem Corp.                                                 447,489
  12,000   Toyota Motor Corp.                                           415,102
   9,000   Trend Micro Inc.                                           1,785,167
--------------------------------------------------------------------------------
                                                                     17,409,795
--------------------------------------------------------------------------------




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                   SMITH BARNEY PACIFIC BASIN PORTFOLIO

  SHARES                           SECURITY                             VALUE
--------------------------------------------------------------------------------
New Zealand -- 0.9%
  56,000   Telecom Corp. of New Zealand Ltd.(a)                    $    225,077
--------------------------------------------------------------------------------
Philippines -- 0.6%
 824,000   SM Prime Holdings                                            145,714
--------------------------------------------------------------------------------
Singapore -- 5.4%
  33,800   City Developments Ltd.                                       174,708
 115,392   Datacraft Asia Ltd.                                          530,803
  73,900   NatSteel Electronics Ltd.(a)                                 288,707
  43,000   Star Cruises PLC                                             365,500
--------------------------------------------------------------------------------
                                                                      1,359,718
--------------------------------------------------------------------------------
South Korea -- 6.0%
   7,000   Hanaro Telecom Inc.+                                         113,797
  12,104   Kookmin Bank                                                 188,699
   6,000   Korea Electric Power Corp.                                   175,573
   4,200   Korea Telecom Corp.+                                         282,568
   8,600   Pohang Iron & Steel Co., Ltd.                                287,025
  19,000   Samsung Corp.+                                               300,959
     141   SK Telecom Co., Ltd.                                         162,805
--------------------------------------------------------------------------------
                                                                      1,511,426
--------------------------------------------------------------------------------
Taiwan -- 8.2%
  75,250   Cathay Life Insurance Co., Ltd.                              194,408
  69,300   China Motor Co., Ltd.                                         84,496
  74,200   Hon Hai Precision Industry Co., Ltd.+                        507,290
  39,900   Ritek Inc. GDR+(b)                                           532,665
  24,000   Synnex Technology International Corp. - GDR+(a)              474,600
  65,190   Taiwan Semiconductor Manufacturing Co.+                      289,596
--------------------------------------------------------------------------------
                                                                      2,083,055
--------------------------------------------------------------------------------
Thailand -- 0.4%
 153,000   National Finance Public Co., Ltd.+                            50,538
 147,000   National Finance Public Co., Ltd. (Alien Market)+             56,172
--------------------------------------------------------------------------------
                                                                        106,710
--------------------------------------------------------------------------------
           TOTAL STOCKS
           (Cost -- $15,227,261)                                     24,397,947
--------------------------------------------------------------------------------





                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    17

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                   SMITH BARNEY PACIFIC BASIN PORTFOLIO

   FACE
  AMOUNT                           SECURITY                             VALUE
================================================================================
REPURCHASE AGREEMENT -- 3.6%
$900,000   CIBC Wood Gundy Securities Inc., 5.150% due 11/1/99;
           Proceeds at maturity -- $900,386; (Fully collateralized by
           U.S. Treasury Notes, 5.375% due 6/30/00;
           Market value -- $915,844)
           (Cost -- $900,000)                                         $ 900,000
================================================================================
           TOTAL INVESTMENTS -- 100%
           (Cost -- $16,127,261*)                                   $25,297,947
================================================================================

+    Non-income producing security.
(a)  All or a portion of this security is on loan (See Note 9).
(b) Security is exempt from registration under Rule 144A of Securities Act of 1933. These securities may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
*    Aggregate cost for Federal income tax purposes is substantially the same.







                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                    INVESCO GLOBAL STRATEGIC INCOME PORTFOLIO
   FACE
  AMOUNT++                         SECURITY                             VALUE
--------------------------------------------------------------------------------
BONDS -- 97.7%
Argentina -- 1.8%
                  Republic of Argentina:
    365,000         11.786% due 4/10/05                            $    324,850
     95,000         9.750% due 9/19/27                                   79,563
--------------------------------------------------------------------------------
                                                                        404,413
--------------------------------------------------------------------------------
Aruba -- 1.1%
    250,000       Sanwa Finance of Aruba AEC, 8.350% due 7/15/09(a)     257,305
--------------------------------------------------------------------------------
Brazil -- 4.5%
                  Republic of Brazil:
    250,000         11.625% due 4/15/04                                 239,687
    650,000         9.375% due 4/7/08                                   520,813
    320,000         10.125% due 5/15/27                                 249,200
--------------------------------------------------------------------------------
                                                                      1,009,700
--------------------------------------------------------------------------------
Bulgaria -- 0.9%
    258,000       Bulgaria Disc, 6.500% due 7/28/24                     192,371
--------------------------------------------------------------------------------
Canada -- 1.2%
    295,000 CAD   Government of Canada, 10.750% due 10/1/09             268,936
--------------------------------------------------------------------------------
Colombia -- 0.3%
     75,000       Republic of Colombia, 9.750% due 4/23/09               68,531
--------------------------------------------------------------------------------
Croatia -- 0.5%
    122,000       Republic of Croatia, Series A, 6.456% due 7/31/10      99,888
--------------------------------------------------------------------------------
Germany -- 5.2%
                  Bundesrepublik Deutscheland:
    623,776 EUR     6.500% due 10/14/05                                 707,320
        100 EUR     6.000% due 1/5/06                                       111
    376,323 EUR     6.500% due 7/4/27                                   429,098
--------------------------------------------------------------------------------
                                                                      1,136,529
--------------------------------------------------------------------------------
Greece -- 3.7%
                  Hellenic Republic:
 50,000,000 GRD     9.200% due 3/21/02                                  164,210
190,000,000 GRD     8.700% due 4/8/05                                   643,078
--------------------------------------------------------------------------------
                                                                        807,288
--------------------------------------------------------------------------------





                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    19

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                    INVESCO GLOBAL STRATEGIC INCOME PORTFOLIO
   FACE
  AMOUNT++                         SECURITY                             VALUE
--------------------------------------------------------------------------------
Jamaica -- 0.1%
     37,000       Mechala Group, 12.750% due 12/30/99              $     16,835
--------------------------------------------------------------------------------
Korea -- 0.7%
    145,000       Republic of Korea, 8.875% due 4/15/08                 151,525
--------------------------------------------------------------------------------
Malaysia -- 0.3%
     65,000       Malaysia, 8.750% due 6/1/09                            67,113
--------------------------------------------------------------------------------
Mexico -- 3.0%
                  United Mexican States:
    384,000         10.375% due 2/17/09                                 391,200
    244,000         11.375% due 9/15/16                                 260,135
--------------------------------------------------------------------------------
                                                                        651,335
--------------------------------------------------------------------------------
New Zealand -- 1.2%
    500,000       Federal National Mortgage Association, 7.250% due
                    6/20/02                                             253,898
--------------------------------------------------------------------------------
Panama -- 0.4%
     85,000       Republic of Panama, 9.375% due 4/1/29                  80,431
--------------------------------------------------------------------------------
Philippines -- 0.5%
    105,000       Republic of Philippines, 9.875% due 1/15/19           101,981
--------------------------------------------------------------------------------
Russia -- 0.6%
     25,019       Russian Ian, 5.96875% due 12/15/15                      2,877
  1,485,821       Russian Principal Loan, 6.625% due 12/15/20           138,367
      5,000       Ministry Finance Russia, 3.000% due 5/14/06(b)          1,081
--------------------------------------------------------------------------------
                                                                        142,325
--------------------------------------------------------------------------------
Turkey -- 0.5%
    119,000       Republic of Turkey, 12.000% due 12/15/08              120,934
--------------------------------------------------------------------------------
United Kingdom -- 1.5%
    190,000 GBP   London International Exhibition Centre, 7.710% due
                    11/25/16                                            243,182
    150,000 DEM   Colt Telecom Group PLC, 7.625% due 7/31/08             78,591
--------------------------------------------------------------------------------
                                                                        321,773
--------------------------------------------------------------------------------
United States -- 68.2%
                  U.S. Treasury Notes:
  3,780,000         5.625% due 5/15/08(a)                             3,647,133
    660,000         4.75% due 11/15/08(a)                               597,062
    270,000         6.375% due 08/15/27(a)                              268,747
  1,000,000       Aircraft Finance Trust, 8.000% due 5/15/24            903,750
    250,000       Allied Waste North America, 10.000% due 8/1/9(b)      213,750
    125,000       American Axle & Manufacturing Inc., 9.750% due
                    3/1/09(b)                                           124,063




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                    INVESCO GLOBAL STRATEGIC INCOME PORTFOLIO
   FACE
  AMOUNT++                         SECURITY                             VALUE
--------------------------------------------------------------------------------
United States -- 68.2% (continued)
    250,000       American Plumbing & Mechanic, 11.625% due
                    10/15/08(b)                                        $227,500
    250,000       Ames Department Stores, 10.000% due 4/15/06           245,625
    275,000       Atrium Cos. Inc. Series B, 10.500% due 5/1/09(b)      263,313
    100,000       Blount Inc., 13.000% due 8/1/09(b)                    102,625
     90,000       CUC International Inc., 3.000% due 2/15/02             81,338
     95,000       Chase Manhattan Corp., 6.250% due 1/15/06              90,013
    250,000       Chattem Inc., 8.875% due 4/1/08                       227,500
    110,000       Circus Circus Enterprise, 9.250% due 12/1/05          110,550
    360,000       Comcast Cable Communications, 6.200% due 11/15/08     332,550
    225,000       Continental Mortgage Home Equity Loan Trust,
                    8.500% due 4/25/29                                  193,148
    450,000       Crown Castle International Corp., step bond to yield
                    10.345% due 5/15/11                                 267,750
    100,000       Drypers Corp., 10.250% due 6/15/07                     83,000
     65,000       Eagle Family Foods, 8.750% due 1/15/08(b)              49,888
    250,000       Fairchild Corp., 10.750% due 4/15/09                  214,375
     65,000       Fisher Scientific International, 9.000% due 2/1/08     61,425
    250,000       Florida Panthers Holdings, 9.875% due 4/15/09(b)      236,250
    330,000       General Motors Acceptance Corp., 6.625% due 10/15/05  321,338
    100,000       Gentek Inc., 11.000% due 8/1/09(b)                    100,500
    360,000       Green Tree Home Equity Loan Trust, 7.880% due
                    09/15/30                                            362,855
                  Hollywood Casino Corp.:
    250,000         13.000% due 8/1/06(a)(b)                            260,000
    275,000         11.250% due 5/1/07(b)                               277,406
    100,000       Hollywood Park Inc., 9.250% due 2/15/07                96,500
    300,000       Horseshoe Gaming Holding, 8.625% due 5/15/09(a)(b)    288,750
    150,000       Intermedia Communications Inc., 9.500% due 3/1/09(b)  139,125
    150,000       Level 3 Communications, 9.125% due 5/1/08             139,125
    300,000       Lyondell Chemical Co., 10.875% due 5/1/09             300,750
    250,000       Metris Cos. Inc., 10.000% due 11/1/04                 228,325
    250,000       Omnipoint Corp., 11.500% due 9/15/09(b)               262,500
    250,000       Pillowtex Corp., 10.000% due 11/15/06(a)               87,500
     75,000       Polaroid Corp., 11.500% due 2/15/06(a)                 74,250
    150,000       Primus Telecomm Group, 11.250% due 1/15/09(b)         138,375
    250,000       Prison Realty Trust Inc., 12.000% due 6/1/06          247,500
    150,000       R & B Falcon Corp., 12.250% due 3/15/06               158,250
        200       Republic Technology, 13.750% due 7/15/09(c)           197,000
    250,000       Rhythms Netconnections, 12.750% due 4/15/09(b)        225,938
    150,000       Riddell Sports Inc., 10.500% due 7/15/07              126,750
    320,000       Rite Aid Corp., 5.250% due 9/15/02(a)                 215,200
    250,000       Sequa Corp., 9.000% due 8/1/09                        245,000
    200,000       Stater Brothers Holdings, 10.750% due 8/15/06         204,000




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    21

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                    INVESCO GLOBAL STRATEGIC INCOME PORTFOLIO
   FACE
  AMOUNT++                         SECURITY                             VALUE
--------------------------------------------------------------------------------
United States -- 68.2% (continued)
    400,000       Telecorp PCS Inc., 11.625% due 4/15/04(b)        $    246,000
    250,000       Triad Hospitals Holdings, 11.000% due 5/15/09(b)      245,937
    100,000       United Stationers Supply, 8.375% due 4/15/08           90,500
     60,000       Viasystems Inc., 9.750% due 6/1/07                     48,600
    250,000       Vintage Petroleum, 9.750% due 6/30/09(b)              251,875
    200,000       Williams Communications Group Inc., 10.875% due
                    10/1/09                                             205,500
    100,000       Willis Corroon Corp., 9.000% due 2/1/09                88,500
        200       Winsloew Furniture Inc., 12.750% due 8/15/07(b)(c)    196,000
    200,000       Woods Equipment Co., step coupon bond to yield
                    12.000% due 7/15/11(b)                              184,000
    100,000       Worldwide Fiber Inc., 12.000% due 8/1/09(b)           100,500
    140,000       WMX Technologies, 2.000% due 1/24/05                  115,150
--------------------------------------------------------------------------------
                                                                     15,010,854
--------------------------------------------------------------------------------
Venezuela -- 1.5%
    480,000       Republic of Venezuela, 9.250% due 9/15/27             322,204
--------------------------------------------------------------------------------
                  TOTAL BONDS
                  (Cost-- $23,515,875)                               21,486,169
================================================================================

CONVERTIBLE BONDS -- 1.6%
United States -- 1.6%
    130,000       Goldman Sachs Group, 2.000% due 7/1/06                137,800
    125,000       Hilton Hotels Corp., 5.000% due 5/15/06                97,656
    135,000       Interpublic Group Co. Inc., 1.870% due 6/1/06         125,380
--------------------------------------------------------------------------------
                  TOTAL CONVERTIBLE BONDS
                  (Cost-- $355,824)                                     360,836
================================================================================

  SHARES                           SECURITY                             VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.6%
      1,000       Tribune Co., 3.140% (convertible until 5/15/29)
                  (Cost -- $129,193)                                     141,500
================================================================================
WARRANTS -- 0.1%
Argentina -- 0.1%
                  Republic of Argentina Warrants:
        234         Expire 2/25/00+                                       6,026
        240         Expire 12/3/99+                                         540
--------------------------------------------------------------------------------
                                                                          6,566
--------------------------------------------------------------------------------




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                    INVESCO GLOBAL STRATEGIC INCOME PORTFOLIO

  SHARES                         SECURITY                             VALUE
================================================================================
Mexico -- 0.0%
         24       United Mexico States Warrant, Expire 2/18/00+    $      1,668
--------------------------------------------------------------------------------
                  TOTAL WARRANTS
                  (Cost -- $0)                                            8,234
================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $24,000,892*)                           $ 21,996,739
================================================================================

++   Face amount indicated in U.S. dollars unless otherwise indicated.
(a)  All or a portion of this security is on loan (See Note 9).
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)  Units represent $1,000 Sr. Note and one attached warrant.
 +   Non-income producing security.
 *   Aggregate cost for Federal income tax purposes is substantially the same.


Currency Abbreviations
----------------------
CAD  -- Canadian Dollar
EUR  -- Euro
GRD  -- Greek Drachma
GBP  -- British Pound
DEM  -- German Mark







                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    23

--------------------------------------------------------------------------------
Statements of Assets and Liabilities                            October 31, 1999
--------------------------------------------------------------------------------

                                                                                  INVESCO
                                                Smith Barney      Global           Global
                                               International      Pacific        Strategic
                                                  Equity           Basin           Income
                                                 Portfolio       Portfolio       Portfolio
=============================================================================================
ASSETS:
  Investments, at value
    (Cost -- $188,378,914, $16,127,261
    and $24,000,892, respectively)             $ 303,764,631   $  25,297,947   $  21,996,739
  Foreign currency, at value
    (Cost -- $853,459, $32,110
    and $174,543, respectively)                      858,289          23,542         175,579
  Collateral for securities on loan (Note 9)      18,489,683       1,549,300       4,695,148
  Cash                                               584,178         142,635         701,301
  Receivable for securities sold                   3,270,165              --         248,520
  Receivable for Fund shares sold                    734,721          10,144              --
  Receivable for open forward foreign
    currency contracts (Note 5)                       33,869              --              --
  Dividends and interest receivable                  196,081          25,136         478,387
---------------------------------------------------------------------------------------------
  Total Assets                                   327,931,617      27,048,704      28,295,674
---------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities on loan (Note 9)         18,489,683       1,549,300       4,695,148
  Payable for securities purchased                   239,165          10,492         228,175
  Management fees payable                            210,705          16,880          17,836
  Payable for open forward foreign
    currency contracts (Note 5)                          218              --             350
  Payable for Fund shares purchased                       50              --           5,251
  Accrued expenses                                   116,887          43,510          58,161
---------------------------------------------------------------------------------------------
  Total Liabilities                               19,056,708       1,620,182       5,004,921
---------------------------------------------------------------------------------------------
Total Net Assets                               $ 308,874,909   $  25,428,522   $  23,290,753
=============================================================================================
NET ASSETS:
  Par value of capital shares                  $         183   $          22   $          23
  Capital paid in excess of par value            209,506,869      21,324,356      25,851,356
  Undistributed (overdistributed)
    net investment income                          1,862,808        (383,437)      1,545,396
  Accumulated net realized loss from
    security transactions and
    foreign currencies                           (17,884,307)     (4,674,661)     (2,101,900)
  Net unrealized appreciation (depreciation)
    of investments and foreign currencies        115,389,356       9,162,242      (2,004,122)
---------------------------------------------------------------------------------------------
Total Net Assets                               $ 308,874,909   $  25,428,522   $  23,290,753
=============================================================================================
Shares Outstanding                                18,251,663       2,159,857       2,279,254
---------------------------------------------------------------------------------------------
Net Asset Value                                       $16.92          $11.77          $10.22
---------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Operations                     For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

                                                                                  INVESCO
                                                Smith Barney   Smith Barney        Global
                                               International      Pacific        Strategic
                                                  Equity           Basin           Income
                                                 Portfolio       Portfolio       Portfolio
=============================================================================================
INVESTMENT INCOME:
  Dividends                                    $   2,530,828   $     163,640   $         785
  Interest                                           752,376          23,980       1,976,534
  Less: Foreign withholding tax                     (243,069)        (20,408)        (10,853)
---------------------------------------------------------------------------------------------
  Total Investment Income                          3,040,135         167,212       1,966,466
---------------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                         2,342,323         148,272         207,594
  Custody                                            139,759          18,611          31,063
  Shareholder communications                          53,943           1,512           6,087
  Audit and legal                                     39,070          25,427          29,151
  Shareholder and system servicing fees               14,872          16,017           7,522
  Directors' fees                                      5,818           2,770           4,027
  Registration fees                                    3,144             963             --
  Other                                               15,410           1,780           8,104
---------------------------------------------------------------------------------------------
  Total Expenses                                   2,614,339         215,352         293,548
---------------------------------------------------------------------------------------------
Net Investment Income (Loss)                         425,796         (48,140)      1,672,918
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCIES (NOTES 3 AND 5):
  Realized Gain (Loss) From:
    Security transactions (excluding
      short-term securities)                      (4,523,663)      1,904,007      (1,197,445)
    Foreign currency transactions                   (319,155)       (290,280)        (63,989)
---------------------------------------------------------------------------------------------
  Net Realized Gain (Loss)                        (4,842,818)      1,613,727      (1,261,434)
---------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments
  and Foreign Currencies:
    Beginning of year                             28,090,858       1,187,437      (1,409,300)
    End of year                                  115,389,356       9,162,242      (2,004,122)
---------------------------------------------------------------------------------------------
  Increase in Net Unrealized
    Appreciation (Depreciation)                   87,298,498       7,974,805        (594,822)
---------------------------------------------------------------------------------------------
  Net Gain (Loss) on Investments
    and Foreign Currencies                        82,455,680       9,588,532      (1,856,256)
---------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
     From Operations                           $  82,881,476   $   9,540,392   $    (183,338)
=============================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    25

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                 For the Years Ended October 31,
Smith Barney International Equity Portfolio            1999           1998
================================================================================
OPERATIONS:
  Net investment income                           $     425,796   $     859,431
  Net realized loss                                  (4,842,818)     (8,006,219)
  Increase (decrease) in net unrealized appreciation 87,298,498      (3,576,698)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations  82,881,476     (10,723,486)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                                (882,111)             --
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                      (882,111)             --
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                  535,212,306     304,843,574
  Net asset value of shares issued for
    reinvestment of dividends                           882,111              --
  Cost of shares reacquired                        (533,425,869)   (288,950,485)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                           2,668,548      15,893,089
--------------------------------------------------------------------------------
Increase in Net Assets                               84,667,913       5,169,603
NET ASSETS:
  Beginning of year                                 224,206,996     219,037,393
--------------------------------------------------------------------------------
  End of year*                                    $ 308,874,909   $ 224,206,996
================================================================================
* Includes undistributed net investment income of:   $1,862,808        $882,524
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
26                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                 For the Years Ended October 31,
Smith Barney Pacific Basin Portfolio                   1999           1998
================================================================================
OPERATIONS:
  Net investment loss                             $     (48,140)  $      (4,718)
  Net realized gain (loss)                            1,613,727      (4,088,979)
  Increase in net unrealized appreciation             7,974,805       2,049,336
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations   9,540,392      (2,044,361)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                                      --        (181,266)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                            --        (181,266)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                   19,098,468      35,978,662
  Net asset value of shares issued for
    reinvestment of dividends                                --         181,266
  Cost of shares reacquired                         (15,938,642)    (39,430,568)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                           3,159,826      (3,270,640)
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                    12,700,218      (5,496,267)
NET ASSETS:
  Beginning of year                                  12,728,304      18,224,571
--------------------------------------------------------------------------------
  End of year*                                    $  25,428,522   $  12,728,304
================================================================================
* Includes overdistributed net investment income of:  $(383,437)      $(119,780)
================================================================================



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    27

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                 For the Years Ended October 31,
INVESCO Global Strategic Income Portfolio                1999           1998
================================================================================
OPERATIONS:
  Net investment income                           $   1,672,918   $   2,234,230
  Net realized loss                                  (1,261,434)     (1,673,927)
  Increase in net unrealized depreciation              (594,822)     (1,344,784)
--------------------------------------------------------------------------------
  Decrease in Net Assets From Operations               (183,338)       (784,481)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                              (1,482,668)     (1,618,401)
  Net realized gains                                         --      (1,549,073)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                    (1,482,668)     (3,167,474)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                    1,447,542       4,608,510
  Net asset value of shares issued
    for reinvestment of dividends                     1,482,668       3,167,474
  Cost of shares reacquired                          (6,103,981)     (4,925,190)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                          (3,173,771)      2,850,794
--------------------------------------------------------------------------------
Decrease in Net Assets                               (4,839,777)     (1,101,161)
NET ASSETS:
  Beginning of year                                  28,130,530      29,231,691
--------------------------------------------------------------------------------
  End of year*                                    $  23,290,753   $  28,130,530
================================================================================
* Includes undistributed net investment income of:   $1,545,396      $1,482,634
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
28                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
1. Significant Accounting Policies

The Smith Barney International Equity, Smith Barney Pacific Basin and INVESCO Global Strategic Income (formerly known as GT Global Strategic Income) Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and twelve other separate investment portfolios: AIM Capital Appreciation, Alliance Growth, MFS Total Return, Putnam Diversified Income, Smith Barney High Income, Smith Barney Large Cap Value, Smith Barney Money Market, Smith Barney Large Capitalization Growth, Travelers Managed Income, formerly known as TBC Managed Income, Van Kampen Enterprise, formerly known as Van Kampen American Capital Enterprise Portfolio, Smith Barney Aggressive Growth and Smith Barney Mid Cap Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and listed securities for which no sales price was reported on that date are valued at the mean between the bid and asked prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    29

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1999, reclassifications were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, for the Smith Barney International Equity Portfolio, a portion of undistributed net investment income amounting to $413 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Smith Barney International Equity ("SBIE") and the Smith Barney Pacific Basin ("SBPB") Portfolios. SBIE and SBPB pay SSBC a management fee calculated at the annual rate of 0.90% of the average daily net assets of each Portfolio. In addition, Travelers Investment Advisors, Inc., ("TIA"), an affiliate of SSBC, acts as the investment manager of the INVESCO Global Strategic Income Portfolio ("IGSI"). IGSI pays TIA a management fee calculated at an annual rate of 0.80% of its average daily net assets. These fees are calculated daily and paid monthly.



--------------------------------------------------------------------------------
30                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
TIA has entered into a subadvisory agreement with INVESCO (NY), Inc. ("INVESCO"). Pursuant to the subadvisory agreement, INVESCO is responsible for the day-to-day portfolio operations and investment decisions for IGSI and is compensated for such services. TIA pays INVESCO a monthly fee calculated at the annual rate of 0.375% of the average daily net assets of IGSI.

TIA has entered into a sub-administrative services agreement with SSBC. TIA pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.10% of the Portfolios' average daily net assets.

Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Fund's shareholder servicing agent.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. During the year ended October 31, 1999, SSB received brokerage commissions in the the amounts of $9,186 and $3,585 for SBIE and SBPB, respectively.

All officers and one Director of the Fund are employees of SSB.

3. Investments

For the year ended October 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                            SBIE          SBPB          IGSI
================================================================================
Purchases                             $108,986,129    $18,490,526   $31,750,684
--------------------------------------------------------------------------------
Sales                                   94,516,497     16,156,408    33,662,738
================================================================================

At October 31, 1999, the gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                            SBIE          SBPB          IGSI
================================================================================
Gross unrealized appreciation         $120,729,984     $9,422,580   $   198,998
Gross unrealized depreciation           (5,344,267)      (251,894)   (2,203,151)
--------------------------------------------------------------------------------
Net unrealized appreciation
  (depreciation)                      $115,385,717     $9,170,686   $(2,004,153)
================================================================================

4. Capital Loss Carryforward

At October 31, 1999, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, for Federal income tax purposes of approximately $17,851,000, $4,675,000 and $2,005,000 for SBIE, SBPB and IGSI, respectively. To the extent that these carryforward losses are used to offset


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    31

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
capital gains, it is probable that the gains so offset will not be distributed. The amounts and expiration of the carryforward losses are indicated below. Expiration occurs on October 31 of the year indicated.

Portfolio         2003          2004          2005         2006          2007
================================================================================
SBIE            $947,000         --      $2,625,000    $8,032,000    $6,247,000
--------------------------------------------------------------------------------
SBPB                  --         --         484,000     4,191,000            --
--------------------------------------------------------------------------------
IGSI                  --         --              --       852,000     1,153,000
================================================================================

5. Forward Foreign Currency Contracts

At October 31, 1999, the Portfolios had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain on the contracts is reflected as follows:

                                  Local        Market   Settlement   Unrealized
Foreign Currency                Currency        Value      Date      Gain (Loss)
================================================================================
Smith Barney International Equity
To Buy:
Australian Dollar                552,019     $ 351,802    11/1/99       $ 3,699
Australian Dollar                101,863        64,917    11/3/99           825
Australian Dollar                318,378       202,903    11/4/99           (95)
Euro                             659,417       693,116    11/1/99         4,844
British Pound                  1,068,901     1,753,964    11/1/99        23,991
Singapore Dollar                 136,726        82,177    11/2/99          (123)
Singapore Dollar               1,227,172       737,572    11/5/99           510
--------------------------------------------------------------------------------

Total Unrealized Gain on Forward
   Foreign Currency Contracts                                           $33,651
================================================================================
INVESCO Global Strategic Income
To Sell:
Canadian Dollar                  205,000      $139,370    1/20/00         $(350)
================================================================================
6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker,



--------------------------------------------------------------------------------
32                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 1999, the Portfolios had no open futures contracts.

7. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily and are included in the schedules of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

At October 31, 1999, the Portfolios did not hold any purchased call or put options.

When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise.
When written index options are exercised, settlement is made in cash.



--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    33

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of loss if the market price of the underlying security declines.

During the year ended October 31, 1999, the Portfolios did not write any options.

8. Reverse Repurchase Agreement

IGSI may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by IGSI of securities that it holds with an agreement by IGSI to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by IGSI may decline below the repurchase price of the securities. IGSI will establish a segregated account with its custodian, in which IGSI will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

At October 31, 1999, IGSI had no open reverse repurchase agreements.

9. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts.

The Portfolios maintain exposure for the risk of any loss in the investment of amounts received as collateral.





--------------------------------------------------------------------------------
34                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
At October 31, 1999, the Portfolios listed below had loaned common stocks which were collateralized by cash and securities. The market value for the securities on loan for each portfolio was as follows:

Portfolio                                                               Value
================================================================================
SBIE                                                                $17,814,150
--------------------------------------------------------------------------------
SBPB                                                                  1,476,202
--------------------------------------------------------------------------------
IGSI                                                                  4,604,473
================================================================================
At October 31, 1999, the cash collateral received for these securities on loan was invested as follows:

Smith Barney International Equity Portfolio

Security Description                                                    Value
================================================================================
Time Deposits:
  Banco Bilbao, Milan, 5.410% due 11/1/99                           $    74,008
  Bank of Austria, 5.438% due 11/1/99                                   882,220
  Banque Bruxelles Lambert London, 5.406% due 11/1/99                   882,220
  Barclays Bank PLC, 5.410% due 11/1/99                                 882,220
  BNP, 5.410% due 11/1/99                                               882,220
  Caisse de Depots et Consign, Paris, 5.375% due 11/1/99                882,220
  Commerzbank AG,Frankfurt, 5.390% due 11/1/99                          882,220
  Credit Commerciale de France, 5.375% due 11/1/99                      882,220
  Credit Suisse, London, 5.410% due 11/1/99                             882,220
  Den Danske-Copenhagen, 5.375% due 11/1/99                             882,220
  KBC, Brussels, 5.375% due 11/1/99                                     882,220
  Nordeutsche Landesbank G.C., 5.410% due 11/1/99                       882,220
  Norwest Bank, Grand Cayman, 5.344% due 11/1/99                        882,220
  Paribas London, 5.406% due 11/1/99                                    882,220
  Societe Generale, 5.390% due 11/1/99                                  882,220
  Svenska Stockholm, 5.375% due 11/1/99                                 882,220
  Toronto Dominion, London, 5.406% due 11/1/99                          882,220
Commercial Paper:
  Associates First Capital, 5.352% due 11/1/99                          881,827
  General Electric Credit, 5.332% due 11/1/99                            21,359
  General Motors Acceptance Corp., 5.352% due 11/1/99                   881,827
  New Center Asset Trust, 5.352% due 11/1/99                            644,991
  UBSFinance, Inc., 5.382% due 11/1/99                                  881,827
Repurchase Agreement:
  Bear Stearns, 5.405% due 11/1/99                                      988,327
--------------------------------------------------------------------------------
Total                                                               $18,489,683
================================================================================




--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    35

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
Smith Barney Pacific Basin Portfolio

Security Description                                                    Value
================================================================================
Time Deposits:
  Banco Bilbao, Milan, 5.410% due 11/1/99                            $    6,201
  Bank of Austria, 5.438% due 11/1/99                                    73,924
  Banque Bruxelles Lambert London, 5.406% due 11/1/99                    73,924
  Barclays Bank PLC, 5.410% due 11/1/99                                  73,924
  BNP, 5.410% due 11/1/99                                                73,924
  Caisse de Depots et Consign, Paris, 5.375% due 11/1/99                 73,924
  Commerzbank AG, Frankfurt, 5.390% due 11/1/99                          73,924
  Credit Commerciale de France, 5.375% due 11/1/99                       73,924
  Credit Suisse, London, 5.410% due 11/1/99                              73,924
  Den Danske-Copenhagen, 5.375% due 11/1/99                              73,924
  KBC, Brussels, 5.375% due 11/1/99                                      73,923
  Nordeutsche Landesbank G.C., 5.410% due 11/1/99                        73,923
  Norwest Bank, Grand Cayman, 5.344% due 11/1/99                         73,923
  Paribas London, 5.406% due 11/1/99                                     73,923
  Societe Generale, 5.390% due 11/1/99                                   73,923
  Svenska Stockholm, 5.375% due 11/1/99                                  73,923
  Toronto Dominion, London, 5.406% due 11/1/99                           73,923
Commercial Paper:
  Associates First Capital, 5.352% due 11/1/99                           73,891
  General Electric Credit, 5.332% due 11/1/99                             1,790
  General Motors Acceptance Corp., 5.352% due 11/1/99                    73,891
  New Center Asset Trust, 5.352% due 11/1/99                             54,045
  UBSFinance, Inc., 5.382% due 11/1/99                                   73,890
Repurchase Agreement:
  Bear Stearns, 5.405% due 11/1/99                                       82,815
--------------------------------------------------------------------------------
Total                                                                $1,549,300
================================================================================





--------------------------------------------------------------------------------
36                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
INVESCO Global Strategic Income Portfolio

Security Description                                                    Value
================================================================================
Time Deposits:
  Banco Bilbao, Milan, 5.410% due 11/1/99                            $    5,549
  Bank of Austria, 5.438% due 11/1/99                                    66,151
  Banque Bruxelles Lambert London, 5.406% due 11/1/99                    66,151
  Barclays Bank PLC, 5.410% due 11/1/99                                  66,151
  BNP, 5.410% due 11/1/99                                                66,151
  Caisse de Depots et Consign, Paris, 5.375% due 11/1/99                 66,151
  Commerzbank AG,Frankfurt, 5.390% due 11/1/99                           66,151
  Credit Commerciale de France, 5.375% due 11/1/99                       66,151
  Credit Suisse, London, 5.410% due 11/1/99                              66,151
  Den Danske-Copenhagen, 5.375% due 11/1/99                              66,151
  KBC, Brussels, 5.375% due 11/1/99                                      66,151
  Nordeutsche Landesbank G.C., 5.410% due 11/1/99                        66,151
  Norwest Bank, Grand Cayman, 5.344% due 11/1/99                         66,151
  Paribas London, 5.406% due 11/1/99                                     66,151
  Societe Generale, 5.390% due 11/1/99                                   66,151
  Svenska Stockholm, 5.375% due 11/1/99                                  66,151
  Toronto Dominion, London, 5.406% due 11/1/99                           66,151
Commercial Paper:
  Associates First Capital, 5.352% due 11/1/99                           66,121
  General Electric Credit, 5.332% due 11/1/99                             1,602
  General Motors Acceptance Corp., 5.352% due 11/1/99                    66,121
  New Center Asset Trust, 5.352% due 11/1/99                             48,363
  UBS Finance, Inc., 5.382% due 11/1/99                                  66,121
Repurchase Agreement:
  Bear Stearns, 5.405% due 11/1/99                                       74,107
--------------------------------------------------------------------------------
Total                                                                $1,386,400
================================================================================

In addition to the above noted cash collateral, IGSI held securities collateral with a market value of $3,308,748 as of October 31, 1999.

Income earned by the Portfolios from securities loaned for the year ended October 31, 1999 was as follows:

================================================================================
SBIE                                                                   $159,015
--------------------------------------------------------------------------------
SBPB                                                                      7,467
--------------------------------------------------------------------------------
IGSI                                                                      5,723
================================================================================

10. Portfolio Concentration

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    37

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. As of October 31, 1999, 68.8% of SBPB's total investments were concentrated in Japan.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counter-parties to meet the terms of their contracts.

11. Securities Traded on a To-Be-Announced Basis

SBIE and IGSI may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At October 31, 1999, the Portfolios did not hold any TBA securities.

12. Capital Shares

At October 31, 1999, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                             Year Ended         Year Ended
                                          October 31, 1999   October 31, 1998
================================================================================
Smith Barney International Equity
Shares sold                                  37,523,494         22,047,632
Shares issued on reinvestment                    59,764                 --
Shares reacquired                           (37,128,444)       (20,807,481)
--------------------------------------------------------------------------------
Net Increase                                    454,814          1,240,151
================================================================================
Smith Barney Pacific Basin
Shares sold                                   2,264,030          5,029,477
Shares issued on reinvestment                        --             29,142
Shares reacquired                            (1,971,974)        (5,458,082)
--------------------------------------------------------------------------------
Net Increase (Decrease)                         292,056           (399,463)
================================================================================
INVESCO Global Strategic Income
Shares sold                                     132,083            363,584
Shares issued on reinvestment                   144,792            274,478
Shares reacquired                              (562,926)          (407,668)
--------------------------------------------------------------------------------
Net Increase (Decrease)                        (286,051)           230,394
================================================================================

--------------------------------------------------------------------------------
38                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each year ended October 31, except where noted:

Smith Barney International
  Equity Portfolio               1999      1998      1997      1996      1995
================================================================================
Net Asset Value,
  Beginning of Year             $12.60    $13.23    $12.18    $10.48    $10.55
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)    0.02      0.05      0.01      0.02      0.03**
  Net realized and
    unrealized gain (loss)        4.35     (0.68)     1.05      1.69     (0.10)
--------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                 4.37     (0.63)     1.06      1.71     (0.07)
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income          (0.05)       --     (0.01)    (0.01)       --
--------------------------------------------------------------------------------
Total Distributions              (0.05)       --     (0.01)    (0.01)       --
--------------------------------------------------------------------------------
Net Asset Value, End of Year    $16.92    $12.60    $13.23    $12.18    $10.48
--------------------------------------------------------------------------------
Total Return                     34.73%    (4.76)%    8.73%    16.36%    (0.66)%
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)$308,875  $224,207  $219,037  $143,323   $53,538
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(1)                     1.00%     1.00%     1.01%     1.10%     1.44%
  Net investment income (loss)    0.16      0.37      0.09      0.23      0.25
--------------------------------------------------------------------------------
Portfolio Turnover Rate             36%       34%       38%       41%       29%
================================================================================
(1) During the years ended October 31, 1996 and 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. When the credits are taken into consideration the expense ratios are 1.05% and 1.21%, respectively.
**   Includes realized gains and losses from foreign currency transactions.









--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    39

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each year ended October 31, except where noted:

Smith Barney Pacific
  Basin Portfolio                1999      1998(1)   1997      1996      1995
================================================================================
Net Asset Value,
  Beginning of Year              $6.81     $8.04     $9.75     $8.95    $10.10
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)(2)(0.14)       --     (0.01)     0.08     (0.04)*
  Net realized and
    unrealized gain (loss)        5.10     (1.14)    (1.64)     0.75     (1.11)
--------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                 4.96     (1.14)    (1.65)     0.83     (1.15)
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income             --     (0.09)    (0.06)    (0.03)       --
--------------------------------------------------------------------------------
Total Distributions                 --     (0.09)    (0.06)    (0.03)       --
--------------------------------------------------------------------------------
Net Asset Value, End of Year    $11.77     $6.81     $8.04     $9.75     $8.95
--------------------------------------------------------------------------------
Total Return                     72.83%   (14.09)%  (17.02)%    9.26%   (11.39)%
--------------------------------------------------------------------------------
Net Assets, End of Year (000s) $25,429   $12,728   $18,225   $16,657    $7,122
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                     1.30%     1.56%     1.38%     1.34%     1.83%
  Net investment income (loss)   (0.29)    (0.03)    (0.08)     0.47     (0.51)
--------------------------------------------------------------------------------
Portfolio Turnover Rate            99%      136%      156%       59%       28%
================================================================================
(1)  Per share amounts have been calculated using the average shares method.
(2) The Manager waived all or part of its fees for the years ended October 31, 1996 and October 31, 1995. If such fees were not waived, the effect on the net investment income (loss) and the expense ratios would have been as follows:

                             Per Share (Increase)          Expense Ratio
                                Decrease to Net         Without Fee Waiver
                           Investment Income (Loss)     and Custody Credits
                           ------------------------     -------------------
      1996                          $0.02                      1.58%
      1995                          (0.03)                     2.23

     In addition, during the years ended October 31, 1996 and 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration the expense ratios are 1.17% and 1.30%, respectively.
*    Includes realized gains and losses from foreign currency transactions.








--------------------------------------------------------------------------------
40                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each year ended October 31, except where noted:

INVESCO Global Strategic
  Income Portfolio               1999      1998     1997(1)    1996      1995
================================================================================
Net Asset Value,
  Beginning of Year             $10.97    $12.52    $12.45    $10.77     $9.95
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)        0.75      0.84      0.75      0.74      0.64*
  Net realized and
    unrealized gain (loss)       (0.85)    (1.09)     0.36      1.36      0.28
--------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                (0.10)    (0.25)     1.11      2.10      0.92
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income          (0.65)    (0.66)    (0.46)    (0.42)    (0.10)
  Net realized gains                --     (0.64)    (0.58)       --        --
--------------------------------------------------------------------------------
Total Distributions              (0.65)    (1.30)    (1.04)    (0.42)    (0.10)
--------------------------------------------------------------------------------
Net Asset Value, End of Year    $10.22    $10.97    $12.52    $12.45    $10.77
--------------------------------------------------------------------------------
Total Return                     (0.96)%   (2.50)%    9.32%    20.07%     9.37%
--------------------------------------------------------------------------------
Net Assets, End of Year (000s) $23,291   $28,131   $29,232   $19,152    $8,397
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                     1.13%     1.03%     1.07%     1.23%     1.47%
  Net investment income           6.43      7.31      6.05      6.87      6.44
--------------------------------------------------------------------------------
Portfolio Turnover Rate            135%      280%      161%      192%      295%
================================================================================
(1) Per share amounts have been calculated using the monthly average shares method.
(2) The Manager waived all or part of its fees for the years ended October 31, 1996 and October 31, 1995. If such fees were not waived, the per share effect on net investment income and expense ratios would have been as follows:

                                                           Expense Ratio
                              Per Share Decreases       Without Fee Waiver
                           to Net Investment Income     and Custody Credits
                           ------------------------     -------------------
      1996                          $0.02                      1.38%
      1995                           0.04                      1.93

     In addition, during the years ended October 31, 1996 and 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration the expense ratios are 1.11% and 1.11%, respectively.
*    Includes realized gains and losses from foreign currency transactions.






--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    41

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney International Equity, Smith Barney Pacific Basin and INVESCO Global Strategic Income Portfolios of Travelers Series Fund Inc. as of October 31, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney International Equity, Smith Barney Pacific Basin and INVESCO Global Strategic Income Portfolios of Travelers Series Fund Inc. as of October 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.



                                                             [LOGO APPEARS HERE]



New York, New York
December 15, 1999



--------------------------------------------------------------------------------
42                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes IGSI hereby designates for the fiscal year ended October 31, 1999:

     . A total of 18.60% of the ordinary dividends paid by IGSI from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.
















--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    43

                      [This page intentionally left blank]

                        [LOGO OF SALOMON SMITH BARNEY]

Directors
Victor K. Atkins
A. E. Cohen
Robert A. Frankel
Michael Gellert
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Jeffrey J. Russell
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Managers
SSB Citi Fund Management LLC
Travelers Investment Advisers, Inc.

Custodian
The Chase Manhattan Bank

Annuity Administration
Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, Connecticut 06183



This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- Smith Barney International Equity, Smith Barney Pacific Basin and INVESCO Global Strategic Income Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.



Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Travelers Series Fund Inc.
388 Greenwich Street
New York, New York 10013




IN0252 12/99

                          Travelers Series Fund Inc.

                          MFS Total Return Portfolio

                          Travelers Managed Income
                          Portfolio

                          Smith Barney Money
                          Market Portfolio



                          ANNUAL REPORT

                          October 31, 1999

                          [LOGO OF SMITH BARNEY MUTUAL FUNDS]

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Travelers Series
Fund Inc.

[PHOTO]
HEATH B. MCLENDON
Chairman

Dear Shareholder:
We are pleased to provide the annual report for the Travelers Series Fund Inc. - MFS Total Return Portfolio, Travelers Managed Income Portfolio (formerly known as TBC Managed Income Portfolio) and Smith Barney Money Market Portfolio ("Portfolios") for the year ended October 31, 1999. We hope you find this report useful and informative. For your convenience, we have summarized the period's prevailing economic and market conditions and outlined each Portfolio's investment strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Portfolio Highlights
MFS Total Return Portfolio

The primary investment objective of the MFS Total Return Portfolio is to obtain above-average income consistent with the prudent employment of capital. While current income is the primary objective, the Portfolio's managers believe there should also be a reasonable opportunity for growth of capital and income.

For the year ended October 31, 1999, the Portfolio provided a total return of 7.62%. This compares unfavorably to the 25.66% return for the Standard and Poor's 500 Composite Stock Index ("S&P 500"), a popular, unmanaged index of common stock total return performance, and favorably to the negative 0.66% return for the Lehman Brothers Government Corporate Bond Index, an unmanaged, market-value-weighted index of U.S. Treasury and government agency securities (excluding mortgage-backed securities) and investment-grade domestic corporate debt. (The S&P 500 is a capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Investors cannot invest directly in an index.)

A spike in energy prices and a higher-than-expected rise in the Producer Price Index ("PPI") caused some alarm among many investors in early October 1999. Many of the fears of higher inflation became tempered however, when the inflation numbers for September came in right where most investors expected.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     1

The managers do not see any indication that inflation will accelerate further. Also, they do not believe an inflation rate in the minimal annual range of 2% to 3% poses any long-term threat for the U.S. bond and stock markets. Some analysts suggest that the nation's low level of unemployment may be cause for worry. As companies compete for employees, they will have to pay higher wages. In the view of these analysts, firms' higher wage costs may ultimately mean higher prices for consumers. Yet, these fears were at least temporarily put to rest when the U.S. Labor Department reported in late October that the employment cost index had risen only 0.8% in the third quarter. The index, which tracks companies' wage and benefit expenses, had risen more sharply in the second quarter of 1999, when it climbed 1.1%. Investors celebrated that news, along with reports of strong economic growth. In the third quarter of 1999, the U.S. economy grew 4.8% faster than it had in the same quarter of 1998. Signs of a healthy economy, with few inflationary pressures, contributed to a mini-rally in stocks in late October.

The managers believe the rest of 1999 may prove to be a good year for stocks. They think the profits for the stocks in the S&P 500 in the second half of 1999 should be up 15% to 20% from what they were in the second half of 1998. Earnings in the second half of 1998 were affected by the economic crisis in Asia.

The United States may also benefit as international economies, both in the developed and emerging markets, recover. The potential of higher interest rates is a concern, but the managers believe productivity gains should keep a lid on inflation and interest rates. In industries across the board, the investment team is finding that many companies are having trouble raising consumer prices. Still, some companies have been able to realize substantial profit increases because of productivity gains from their investments in technology. The managers also think that the Internet may also help corporations as they purchase goods and services at lower prices than they could through traditional channels.

The managers continue to favor technology, including the software, networking and semiconductor industries. They anticipate that in the fourth quarter of this year, many companies will stop buying and installing new software as they prepare for Y2K. Moreover, they think the arrival of the new year will unleash a lot of pent-up demand for software. Some of the semiconductor firms have done extremely well as demand for their products has continued to rise. The investment team also likes the wireless communications industry because of the tremendous global demand for cellular phones. This benefits the cellular companies as well as companies that make the handsets and the semiconductor chips used in the phones.

--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

Finally, the managers like the leisure sector, especially radio and cable TV companies. Consolidation has helped the radio industry. Stations are also benefiting from the Internet because of all the "dot com" companies that advertise their Web sites on radio. The Internet has become a boon for cable TV companies, as well, because they are providing Internet access through the coaxial cables that already exist in most people's homes.

The managers' allocation to stocks has increased gradually in 1999 and now comprises almost 60% of Portfolio holdings. Their goal is to keep the allocation as close as possible to 60% stocks and 40% bonds. The performance strategy is to generally depend on successful stock investments, with the bond portion helping to stabilize principal during market fluctuations. Companies whose stocks are trading at a discount are selected, although the managers have chosen them precisely because they believe their fundamentals suggested such discounts were not warranted. The stocks are usually sold when their valuations match their peers.

Travelers Managed Income Portfolio

As you may know, on December 1, 1998, Travelers Asset Management International Corporation ("TAMIC") assumed management of the Portfolio. The Portfolio also changed its name to Travelers Managed Income Portfolio to reflect this management change.

For the year ended October 31, 1999, the Travelers Managed Income Portfolio returned 1.75%. In comparison, the Lehman Intermediate Government/Corporate Bond Index returned a negative 0.66%. (The Lehman Intermediate Government/Corporate Bond Index is a broad measure of the performance of intermediate (one-to-ten year) government and corporate fixed-rate debt issues.)

Major bond markets began to stabilize following the upheavals triggered by Russia's debt default in August 1998. Escalating concerns of how the fallout might affect the U.S. and European economies led many investors to avoid risk and shift assets into government securities such as U.S. Treasury bonds. As a result, the yields of many fixed-income securities widened relative to U.S. Treasury securities.

As the recovery of the global economy became apparent, market interest rates began to rise. Moreover, the U.S. economy continued its expansion, increasing concerns regarding inflationary pressures. In a preemptive strike against inflation, the Federal Reserve Board ("Fed") raised short-term interest rates on June 30, 1999 by 25 basis points and on August 24, 1999 by another 25 basis


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     3
points. (The Fed subsequently raised short-term interest rates an additional 25 basis points on November 16, 1999.)

The actions of the Fed, effectively "taking back" last year's rate decreases, negatively impacted overall bond markets. However, the Portfolio's managers are confident that their investment strategy of seeking credits that, over time, will provide more potential yield in addition to purchasing fixed-income securities with good return characteristics, have contributed positively to the Portfolio's performance versus the benchmark.

Since assuming management responsibility, TAMIC has made a number of changes to the Portfolio designed to help reduce risk and provide more consistent returns. The Portfolio's holdings were reduced from approximately 170 issues to roughly 40 more liquid securities. Moreover, the Portfolio's duration was shortened significantly since December 1, 1999. (Duration is a measure of a security's sensitivity to change in interest rates. The higher the number, the greater the sensitivity to interest rate volatility.) In addition, the average credit quality was increased from a mid-"BBB" rating at the beginning of the reporting period to "A+" as of April 30, 1999. The Portfolio's managers also placed a greater emphasis on high-quality corporate bonds because of their greater yield potential.

While no guarantees can be made, the managers believe this restructuring of the Portfolio should continue to provide incremental returns versus the benchmark. Going forward, the managers do not believe that Y2K concerns will have a significant impact on the fixed-income markets and are confident that their investment strategy is prudent given present worldwide economic conditions.

Smith Barney Money Market Portfolio

The primary investment objective of the Smith Barney Money Market Portfolio is to obtain maximum current income and preservation of capital. Please note that an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The latest economic data indicates that the U.S. economy continues to grow rapidly, but with little indication of significant inflation. The Gross Domestic Product ("GDP") grew at a 4.8% annual rate in the third quarter of 1999. The factors contributing to this growth remain similar to what we reported to you earlier this year, namely, healthy consumer demand and strong business investment. However, we see the housing market taking a breather due to slightly higher mortgage rates.


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

The Federal Open Market Committee ("FOMC") lowered short-term interest rates 75 basis points in the second half of 1998 in the wake of a global economic slowdown. (The FOMC sets interest rates and credit policies for the Federal Reserve System, the United States' central bank.) Throughout 1999, the picture has changed dramatically and the Fed has countered with three, 25-basis-point interest rate hikes.

Money market issuance was fairly strong in the third quarter of 1999. With January 2000 approaching, a great deal of money market issuance has already been completed due to Y2K concerns, more so this year than any previous year.

The short-term yield curve remains in an upward slope, with one-year securities about 100 basis points over the targeted funds rate. (The yield curve shows the difference between short- and long-term rates. A basis point is a measure of fluctuation of an investment, equal to 1/100 of one percent or 0.01%.) Beyond three months, the yield curve is fairly flat and we continue to maintain a short average maturity in the Portfolio in anticipation of higher rates.

In closing, thank you for investing in the Travelers Series Fund Inc. We look forward to helping you pursue your investment goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

November 16,1999


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     5

--------------------------------------------------------------------------------
                          MFS Total Return Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                       Net Asset Value
                      ------------------
                      Beginning   End of    Income   Capital Gains    Total
Year Ended             of Year     Year   Dividends  Distribution    Returns+
================================================================================
10/31/99               $16.23    $16.22      $0.37         $0.88         7.62%
--------------------------------------------------------------------------------
10/31/98                15.31     16.23       0.28          0.48        10.94
--------------------------------------------------------------------------------
10/31/97                13.13     15.31       0.29          0.18        20.64
--------------------------------------------------------------------------------
10/31/96                11.53     13.13       0.27          0.08        17.16
--------------------------------------------------------------------------------
10/31/95                 9.98     11.53       0.05          0.00        16.12
--------------------------------------------------------------------------------
6/16/94* - 10/31/94     10.00      9.98       0.00          0.00        (0.20)++
================================================================================
Total                                        $1.26         $1.62
================================================================================


--------------------------------------------------------------------------------
                      Travelers Managed Income Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                       Net Asset Value
                      ------------------
                      Beginning  End of     Income    Capital Gains     Total
Year Ended             of Year    Year     Dividends   Distribution    Returns+
================================================================================
10/31/99               $11.65    $11.49      $0.29         $0.07         1.75%
--------------------------------------------------------------------------------
10/31/98                11.55     11.65       0.54          0.02         5.71
--------------------------------------------------------------------------------
10/31/97                11.06     11.55       0.49          0.00         9.19
--------------------------------------------------------------------------------
10/31/96                11.16     11.06       0.46          0.15         4.61
--------------------------------------------------------------------------------
10/31/95                10.04     11.16       0.13          0.00        12.68
--------------------------------------------------------------------------------
6/16/94* - 10/31/94     10.00     10.04       0.00          0.00         0.40++
================================================================================
Total                                        $1.91         $0.24
================================================================================

It is the Funds' policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------
                                                                 Travelers
                                         MFS Total                Managed
                                          Return                  Income
                                         Portfolio               Portfolio
================================================================================
Year Ended 10/31/99                         7.62%                  1.75%
--------------------------------------------------------------------------------
Five Years Ended 10/31/99                  14.40                   6.72
--------------------------------------------------------------------------------
6/16/94* through 10/31/99                  13.28                   6.31
================================================================================


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Cumulative Total Returns+
--------------------------------------------------------------------------------
                                                                     Travelers
                                  MFS Total                           Managed
                                   Return                              Income
                                  Portfolio                          Portfolio
================================================================================
6/16/94* through 10/31/99           95.57%                             39.00%
================================================================================
+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     7

--------------------------------------------------------------------------------
Historical Performances (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of
               MFS Total Return Portfolio vs. S&P 500 Index and
               Lehman Brothers Government Corporate Bond Index+
--------------------------------------------------------------------------------
                           June 1994 -- October 1999

            MFS Total Return                       Lehman Brothers Government
                Portfolio        S&P 500 Index        Corporate Bond Index

 6/16/94          10,000            10,000                    10,000
  Oct-94           9,980            10,324                    10,075
  Oct-95          11,589            13,053                    11,704
  Oct-96          13,577            16,018                    12,335
  Oct-97          16,380            21,159                    13,423
  Oct-98          18,172            25,817                    14,802
10/31/99          19,557            32,442                    14,703


+ Hypothetical illustration of $10,000 invested in shares of the MFS Total Return Portfolio on June 16, 1994 (commencement of operations), assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1999. The Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Lehman Brothers Government/Corporate Bond Index is comprised of over 5,000 issues of U.S. Government Treasury and Agency securities and Corporate and Yankee securities. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Shares of the
                    Travelers Managed Income Portfolio vs.
                     Lehman Brothers Aggregate Bond Index+
--------------------------------------------------------------------------------
                           June 1994 -- October 1999

         TBC Managed Income Portfolio     Lehman Brothers Aggregate Bond Index

 6/16/94            10,000                                10,000
  Oct-94            10,040                                10,052
  Oct-95            11,313                                11,626
  Oct-96            11,835                                12,305
  Oct-97            12,923                                13,399
  Oct-98            13,661                                14,651
10/31/99            13,900                                14,730


+ Hypothetical illustration of $10,000 invested in shares of the Travelers Managed Income Portfolio on June 16, 1994 (commencement of operations), assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1999. The Lehman Brothers Aggregate Bond Index is comprised of over 6,500 issues of U.S. Treasury and Agency securities, Corporate Bonds and Mortgage-Backed securities. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     9

--------------------------------------------------------------------------------
Schedules of Investments                                        October 31, 1999
--------------------------------------------------------------------------------
                          MFS TOTAL RETURN PORTFOLIO

SHARES                                   SECURITY                                                  VALUE
================================================================================================================
COMMON STOCK -- 48.7%
Aerospace -- 0.4%
         43,006          Raytheon Co., Class A Shares                                                 $ 1,179,977
         25,800          United Technologies Corp.                                                      1,560,900
-------------------------------------------------------df--------------------------------------------------------
                                                                                                        2,740,877
-----------------------------------------------------------------------------------------------------------------
Automotive -- 0.9%
        151,400          Delphi Automotive Systems Corp. (a)                                            2,488,637
         54,900          Ford Motor Co.                                                                 3,012,637
-----------------------------------------------------------------------------------------------------------------
                                                                                                        5,501,274
-----------------------------------------------------------------------------------------------------------------
Banks & Credit Companies -- 2.5%
         64,599          Bank of America Corp.                                                          4,158,561
        100,400          Bank of New York Co., Inc.                                                     4,204,250
          6,700          National City Corp.                                                              197,650
         82,000          PNC Bank Corp.                                                                 4,889,250
         18,900          State Street Corp.                                                             1,438,763
         20,300          Wells Fargo Co.                                                                  971,863
-----------------------------------------------------------------------------------------------------------------
                                                                                                       15,860,337
-----------------------------------------------------------------------------------------------------------------
Business Machines -- 2.3%
         40,800          Hewlett-Packard Co.                                                            3,021,750
         48,200          International Business Machines Corp.                                          4,741,675
         74,400          Motorola Inc.                                                                  7,249,350
-----------------------------------------------------------------------------------------------------------------
                                                                                                       15,012,775
-----------------------------------------------------------------------------------------------------------------
Business Services -- 0.3%
         22,800          CVS Trust Automatic Common Exchange Securities                                 1,744,200
-----------------------------------------------------------------------------------------------------------------
Cellular Phones -- 0.6%
         33,200          Telephone & Data Systems Inc.                                                  3,826,300
-----------------------------------------------------------------------------------------------------------------
Chemicals -- 1.2%
          8,700          Dow Chemical Co.                                                               1,028,775
        102,200          Engelhard Corp.                                                                1,801,275
         25,700          PPG Industries Inc.                                                            1,558,063
         86,800          Rohm & Haas Co.                                                                3,320,100
-----------------------------------------------------------------------------------------------------------------
                                                                                                        7,708,213
-----------------------------------------------------------------------------------------------------------------
Communication Services -- 4.6%
         25,500          AT&T Corp.                                                                     1,192,125
         15,000          Alltel Corp.                                                                   1,248,750
         40,600          Bell Atlantic Corp. (b)                                                        2,636,462
        150,700          GTE Corp.                                                                     11,302,500
         43,100          Nippon Telegraph & Telephone Corp., Sponsored ADR                              3,334,863
        125,424          SBC Communications Inc.                                                        6,388,785

                      See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------

                                  MFS TOTAL RETURN PORTFOLIO

SHARES                                   SECURITY                                          VALUE
==================================================================================================
Communication Services -- 4.6% (continued)
   49,100          Sprint Corp. (FON Group)                                            $ 3,648,744
--------------------------------------------------------------------------------------------------
                                                                                        29,752,229
--------------------------------------------------------------------------------------------------
Conglomerates -- 1.9%
  126,400          Allied Signal Inc.                                                    7,196,900
  102,800          TRW Inc.                                                              4,407,550
   17,456          Tyco International Ltd.                                                 697,149
--------------------------------------------------------------------------------------------------
                                                                                        12,301,599
--------------------------------------------------------------------------------------------------
Consumer Goods & Services -- 0.7%
   72,000          Fortune Brands Inc.                                                   2,551,500
   32,900          Kimberly-Clark Corp.                                                  2,076,813
--------------------------------------------------------------------------------------------------
                                                                                         4,628,313
--------------------------------------------------------------------------------------------------
Electrical Equipment - Utilities -- 1.3%
   85,600          Emerson Electric Co.                                                  5,141,350
   50,000          FirstEnergy Corp.                                                     1,303,125
    7,000          General Electric Co.                                                    948,937
   28,800          W.W. Grainger Inc.                                                    1,220,400
--------------------------------------------------------------------------------------------------
                                                                                         8,613,812
--------------------------------------------------------------------------------------------------
Entertainment -- 1.7%
    4,000           Eastman Kodak Co.                                                      275,750
   20,400           MediaOne Group Inc. (a)                                              1,449,675
   23,000           MGM Grand Inc. (a)                                                   1,173,000
   83,800           Time Warner Inc.                                                     5,839,813
   71,500           Walt Disney Co.                                                      1,885,812
--------------------------------------------------------------------------------------------------
                                                                                        10,624,050
--------------------------------------------------------------------------------------------------
Financial Institutions -- 2.2%
   83,400          A.G. Edwards Inc.                                                     2,507,212
   18,100          American Express Co.                                                  2,787,400
   22,300          Federal Home Loan Mortgage Corp.                                      1,205,594
  106,800          Mellon Financial Corp.                                                3,944,925
   22,000          Merrill Lynch & Co., Inc.                                             1,727,000
   20,000          Morgan Stanley Dean Witter & Co.                                      2,206,250
--------------------------------------------------------------------------------------------------
                                                                                        14,378,381
--------------------------------------------------------------------------------------------------
Food & Beverages -- 2.0%
  240,266          Archer-Daniels-Midland Co.                                            2,958,275
   23,400          Bestfoods                                                             1,374,750
   31,400          General Mills Inc.                                                    2,737,687
   24,800          Hershey Foods Corp.                                                   1,252,400

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    11

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                            MFS TOTAL RETURN PORTFOLIO

SHARES                                  SECURITY                                           VALUE
===================================================================================================
Food & Beverages -- 2.0% (continued)
 29,600          McCormick & Co., Inc.                                                $     928,700
 47,200          Quaker Oats Co.                                                          3,304,000
---------------------------------------------------------------------------------------------------
                                                                                         12,555,812
---------------------------------------------------------------------------------------------------
Forest & Paper Products -- 1.5%
 72,400          Bowater Inc.                                                             3,801,000
 69,500          Champion International Corp.                                             4,017,969
 27,300          International Paper Co.                                                  1,436,663
  3,600          Weyerhaeuser Co.                                                           214,875
---------------------------------------------------------------------------------------------------
                                                                                          9,470,507
---------------------------------------------------------------------------------------------------
Gaming -- 0.5%
 99,000          Harrah's Entertainment, Inc.                                             2,864,812
---------------------------------------------------------------------------------------------------
Health Care -- 1.5%
 54,600          American Home Products Corp.                                             2,852,850
  8,900          Baxter International Inc.                                                  577,388
 11,900          Bristol-Myers Squibb Co.                                                   914,069
 49,900          Pharmacia & Upjohn Inc.                                                  2,691,481
 38,600          Smithkline Beecham, ADR                                                  2,470,400
---------------------------------------------------------------------------------------------------
                                                                                          9,506,188
---------------------------------------------------------------------------------------------------
Hotels & Motels -- 0.1%
 76,600          Hilton Hotels Corp.                                                        708,550
---------------------------------------------------------------------------------------------------
Insurance -- 6.1%
 83,100          Allstate Corp.                                                           2,389,125
 20,000          American International Group, Inc.                                       2,058,750
128,200          AXA Financial Inc.                                                       4,110,412
 66,900          Chubb Corp.                                                              3,671,137
 55,600          CIGNA Corp.                                                              4,156,100
125,400          Hartford Financial Services Group, Inc.                                  6,497,288
 36,250          Jefferson-Pilot Corp.                                                    2,721,016
132,000          Lincoln National Corp.                                                   6,088,500
 80,400          ReliaStar Financial Corp.                                                3,452,175
136,300          St. Paul Cos.                                                            4,361,600
---------------------------------------------------------------------------------------------------
                                                                                         39,506,103
---------------------------------------------------------------------------------------------------
Metals & Minerals -- 0.3%
 21,300          Alcoa Inc.                                                               1,293,975
 52,200          Consol Energy Inc.                                                         606,825
---------------------------------------------------------------------------------------------------
                                                                                          1,900,800
---------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

SHARES                                     SECURITY                                        VALUE
===================================================================================================
Oil Production -- 8.0%
 20,400          Apache Corp.                                                         $     795,600
208,206          BP Amoco PLC, ADR                                                       12,023,896
 35,300          Chevron Corp.                                                            3,223,331
175,600          Coastal Corp.                                                            7,397,150
128,400          Conoco Inc., Class A Shares                                              3,522,975
 18,800          Exxon Corp.                                                              1,392,375
108,800          Halliburton Co.                                                          4,100,400
 57,700          Mobil Corp.                                                              5,568,050
 65,300          National Fuel Gas Co.                                                    3,191,538
192,700          Noble Drilling Corp. (a)                                                 4,275,531
 47,000          Royal Dutch Petroleum Co., ADR                                           2,817,063
 12,900          Texaco Inc.                                                                791,738
 72,800          Unocal Corp.                                                             2,511,600
---------------------------------------------------------------------------------------------------
                                                                                         51,611,247
---------------------------------------------------------------------------------------------------
Printing & Publishing -- 1.4%
 71,800          Gannett Co., Inc.                                                        5,537,575
 90,200          The New York Times Co., Class A Shares                                   3,630,550
---------------------------------------------------------------------------------------------------
                                                                                          9,168,125
---------------------------------------------------------------------------------------------------
Railroads -- 0.4%
 41,800          Burlington Northern Santa Fe Corp.                                       1,332,375
 30,000          Canadian National Railway Co.                                              915,000
  9,500          Norfolk Southern Corp.                                                     232,156
---------------------------------------------------------------------------------------------------
                                                                                          2,479,531
---------------------------------------------------------------------------------------------------
Real Estate -- 0.0%
  8,000          Boston Properties, Inc.                                                    238,500
---------------------------------------------------------------------------------------------------
Retail Stores -- 0.8%
 40,810          Albertson's Inc.                                                         1,481,913
 38,800          Dayton-Hudson Corp.                                                      2,507,450
 34,900          Safeway Inc.                                                             1,232,406
---------------------------------------------------------------------------------------------------
                                                                                          5,221,769
---------------------------------------------------------------------------------------------------
Special Products & Services -- 1.5%
 42,500          Deere & Co.                                                              1,540,625
 94,200          McDonald's Corp.                                                         3,885,750
 25,000          Sherwin-Williams Co.                                                       559,375
 40,500          Williams Cos. Inc.                                                       1,518,750
 74,300          Xerox Corp.                                                              2,080,400
---------------------------------------------------------------------------------------------------
                                                                                          9,584,900
---------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    13

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                          MFS TOTAL RETURN PORTFOLIO


SHARES                                     SECURITY                                        VALUE
===================================================================================================
Utilities - Electric -- 2.2%
 77,000          Carolina Power & Light Co.                                            $  2,656,500
 28,100          CMS Energy Corp.                                                         1,036,187
 56,500          Duke Energy Corp.                                                        3,192,250
 46,600          GPU Inc.                                                                 1,581,487
 75,900          Pinnacle West Capital Corp.                                              2,798,813
 12,100          Sempra Energy                                                              247,294
 56,100          Sierra Pacific Resources                                                 1,262,250
  6,800          Southern Co.                                                               180,625
 25,000          Texas Utilities Co.                                                        968,750
---------------------------------------------------------------------------------------------------
                                                                                         13,924,156
---------------------------------------------------------------------------------------------------
Utilities - Gas -- 1.8%
 60,400          Columbia Energy Group                                                    3,926,000
 52,700          Eastern Enterprises                                                      2,694,287
 76,100          El Paso Energy Corp.                                                     3,120,100
 20,000          UGI Corp.                                                                  480,000
 49,200          Washington Gas Light Co.                                                 1,337,625
---------------------------------------------------------------------------------------------------
                                                                                         11,558,012
---------------------------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost -- $288,492,901)                                                 312,991,372
===================================================================================================
CONVERTIBLE PREFERRED STOCK -- 2.3%
Consumer Goods & Services -- 0.6%
 25,500          Newell Financial Trust, 5.250%                                           1,106,062
 31,000          Newell Financial Trust, 5.250% (b)                                       1,344,625
 24,100          Seagram Co. Ltd., 7.500%                                                 1,191,444
---------------------------------------------------------------------------------------------------
                                                                                          3,642,131
---------------------------------------------------------------------------------------------------
Containers & Packaging -- 0.1%
 25,000          Owens-Illinois Inc, 4.750%                                                 825,000
---------------------------------------------------------------------------------------------------
Insurance -- 0.4%
 90,200          Lincoln National Corp., 7.750%                                           2,260,637
---------------------------------------------------------------------------------------------------
Oil & Gas -- 0.1%
 19,200          Apache Corp., 6.500%                                                       686,400
---------------------------------------------------------------------------------------------------
Railroad -- 0.0%
  4,300          Union Pacific Capital Trust, 6.250%                                        210,163
---------------------------------------------------------------------------------------------------
Utilities - Electric -- 0.7%
 40,000          CMS Energy Corp. 8.750%                                                  1,540,000
 30,000          NiSource Inc., 7.750%                                                    1,233,750
 33,500          Texas Utilities Co., 9.250%                                              1,702,219
---------------------------------------------------------------------------------------------------
                                                                                          4,475,969
---------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                                 MFS TOTAL RETURN PORTFOLIO

SHARES                                  SECURITY                                           VALUE
===================================================================================================
Utilities - Gas -- 0.4%
    46,500       El Paso Energy Corp., 4.750%                                           $ 2,464,500
---------------------------------------------------------------------------------------------------
                 TOTAL CONVERTIBLE PREFERRED STOCK
                 (Cost -- $15,361,190)                                                   14,564,800
===================================================================================================
PREFERRED STOCK -- 0.1%
Printing & Publishing -- 0.1%
    16,000       NB Capital Corp., 8.350%
                 (Cost -- $400,000)                                                         374,000
===================================================================================================
FOREIGN COMMON STOCK -- 3.2%
France -- 0.4%
    19,400       AXA Financial, Inc.                                                      2,734,491
---------------------------------------------------------------------------------------------------
Netherlands -- 1.6%
   119,300       Akzo Nobel N.V.                                                          5,133,744
    84,921       ING Groep N.V.                                                           5,005,750
---------------------------------------------------------------------------------------------------
                                                                                         10,139,494
---------------------------------------------------------------------------------------------------
Switzerland -- 0.7%
     2,450       Nestle S.A.                                                              4,727,308
---------------------------------------------------------------------------------------------------
United Kingdom -- 0.5%
   314,800       Diageo PLC                                                               3,192,320
---------------------------------------------------------------------------------------------------
                 TOTAL FOREIGN COMMON STOCK
                 (Cost -- $20,995,692)                                                   20,793,613
===================================================================================================

 FACE
AMOUNT     RATING(c)                       SECURITY                                          VALUE
===================================================================================================
CORPORATE BONDS -- 20.6%
Airlines -- 1.1%
$  579,000  AAA American Airlines Inc., 6.855% due 4/15/09                                  575,353
 1,895,000  AA-  Atlas Air Inc., 7.200% due 1/2/19                                        1,753,443
                 Continental Airlines Inc.:
   364,565  BBB+   9.500% due 10/15/13                                                      381,336
    92,994  BBB    10.220% due 7/2/14                                                        98,054
 1,125,253  AA+    6.648% due 3/15/19                                                     1,027,131
 1,233,471  AA+    6.545% due 8/2/20                                                      1,130,341
                 Jet Equipment Trust(b):
   250,000  A+     9.410% due 6/15/10                                                       271,675
   182,487  A+     8.640% due 11/1/12                                                       189,367
   100,000  BBB    10.690% due 11/1/13                                                      113,770
   300,000  BBB    11.440% due 11/1/14                                                      357,480



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    15

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                          MFS TOTAL RETURN PORTFOLIO

  FACE
 AMOUNT   RATING(c)                          SECURITY                                      VALUE
===================================================================================================
Airlines -- 1.1% (continued)
$ 1,498,732 AA   Northwest Airlines, 6.810% due 2/1/20                                  $ 1,369,542
---------------------------------------------------------------------------------------------------
                                                                                          7,267,492
---------------------------------------------------------------------------------------------------
Automotive -- 1.6%
    785,000 BBB  AMERCO, 7.850% due 5/15/03                                                 776,169
  4,865,000 A+   DaimlerChrysler AG, 6.630% due 9/21/01                                   4,867,267
                 Federal-Mogul Corp.:
    500,000 BB+    7.500% due 7/1/04                                                        475,000
    671,000 BB+    7.375% due 1/15/06                                                       617,320
                 Ford Motor Co.:
  1,250,000 A      7.450% due 7/16/31                                                     1,237,500
    425,000 A      8.900% due 1/15/32                                                       487,156
    345,000 A    General Motors Corp., 9.400% due 7/15/21                                   409,256
    807,000 BB+  Lear Corp., 7.960% due 5/15/05 (b)                                         791,869
    550,000 BBB  TRW Inc., 7.125% due 6/1/09 (b)                                            531,437
---------------------------------------------------------------------------------------------------
                                                                                         10,192,974
---------------------------------------------------------------------------------------------------
Bank/Finance -- 5.2%
                 Aristar Inc.:
    801,000 A-     7.375% due 9/1/04                                                        804,004
    836,000 A-     7.250% due 6/15/06                                                       821,370
                 Associates Corp.:
    510,000 AA-    5.750% due 11/1/03                                                       488,325
  1,511,000 AA-    5.500% due 2/15/04                                                     1,431,672
    282,000 A    Bear Stearns Co. Inc., 6.700% due 8/1/03                                   277,417
  1,425,000 BB-  Beaver Valley Funding Corp., 9.000% due 6/1/17                           1,498,032
    400,000 BB+  Capital One Financial Corp., 7.250% due 12/1/03                            394,000
    400,000 BB+  Colonial Capital II, 8.920% due 1/15/27                                    370,000
    540,000 A    Countrywide Home Loans, Inc., 6.250% due 4/15/09                           492,075
    925,000 A    Duke Capital Corp., 7.250% due 10/1/04                                     931,937
    280,000 BBB- First Empire Capital Trust, 8.234% due 2/1/27                              269,850
                 Ford Motor Credit:
  4,235,000 A      5.750% due 2/23/04                                                     4,049,719
  3,064,000 A      6.700% due 7/16/04                                                     3,033,360
    762,000 AAA  GE Capital Corp., 8.625% due 6/15/08 (b)                                   842,963
                 General Motors Acceptance Corp.:
    652,000 A      5.950% due 3/14/03                                                       634,885
    917,000 A      6.150% due 4/5/07                                                        865,419
  4,000,000 A+   The Goldman Sachs Group, Inc., 5.900% due 1/15/03 (b)                    3,870,000
    801,000 BB+  Green Tree Financial Corp., 10.250% due 6/1/02                             833,040
                 GS Escrow Corp.:
  2,085,000 BB+    6.750% due 8/1/01                                                      2,032,875
  1,470,000 BB+    7.125% due 8/1/05                                                      1,356,075

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                          MFS TOTAL RETURN PORTFOLIO


    FACE
   AMOUNT  RATING(c)                     SECURITY                                      VALUE
===================================================================================================
Bank/Finance -- 5.2% (continued)
$  588,000  A+   John Deere Capital Corp., 7.000% due 10/15/02                        $     590,940
 3,000,000  BBB  Marlin Water Trust, 7.090% due 12/15/01 (b)                              2,962,500
    84,455  BBB- Midland Funding Corp. I, 10.330% due 7/23/02                                89,206
   109,000  BB   Midland Funding Corp. II, 11.750% due 7/23/05                              119,082
                 Providian National Bank:
   500,000  BBB-   6.700% due 3/15/03                                                       484,375
 2,000,000  BBB-   6.650% due 2/1/04                                                      1,930,000
   658,000  B+     9.525% due 2/1/27 (b)                                                    597,957
   874,000  BBB+ TXU Eastern Funding, 6.150% due 5/15/02 (b)                                852,150
   600,000  BBB- Washington Mutual Capital Trust, 8.375% due 6/1/27                         582,750
---------------------------------------------------------------------------------------------------
                                                                                         33,505,978
---------------------------------------------------------------------------------------------------
Chemicals & Minerals -- 0.3%
 2,133,000  BB   Lyondell Chemical Co., 9.625% due 5/1/07                                 2,133,000
---------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations -- 1.2%
   795,208  AAA  Beneficial Mortgage Corp., 5.500% due 9/28/37 (d)                          789,475
   284,393  Baa2*Blackrock Capital Finance L.P., 7.750% due 9/25/26 (b)                     156,417
 2,150,000  A    CRIIMI MAE Commercial Mortgage Trust,
                   7.000% due 3/2/11 (b)                                                  1,808,687
 1,479,000  AAA  Ford Credit Auto Owner Trust, 6.200% due 4/15/02                         1,476,227
   377,000  N/R  Illinois Power Special Purpose Trust, 5.260% due 6/25/03                   372,781
                 Residential Accredit Loans, Inc.:
 1,300,000  AAA    7.000% due 3/25/28                                                     1,237,437
 1,740,000  AAA    6.750% due 10/25/28                                                    1,647,606
---------------------------------------------------------------------------------------------------
                                                                                          7,488,630
---------------------------------------------------------------------------------------------------
Computer Services -- 0.0%
   231,000  BB+  Unisys Corp., 12.000% due 4/15/03                                          249,480
---------------------------------------------------------------------------------------------------
Consumer Goods & Services -- 0.2%
   112,000  BBB- Jones Apparel, 6.250% due 10/1/01 (b)                                      109,620
   280,000  BBB  Nabisco Inc., 6.375% due 2/1/05                                            267,050
 1,013,000  BBB- Protection One Alarm, 7.375% due 8/15/05                                   587,540
   430,000  BBB- Tommy Hilfiger USA, 6.500% due 6/1/03                                      412,800
---------------------------------------------------------------------------------------------------
                                                                                          1,377,010
---------------------------------------------------------------------------------------------------
Entertainment/Media -- 2.0%
 1,556,000  BBB- Comcast Corp., 9.125% due 10/15/06                                       1,622,130
 1,803,000  BBB- Hearst Argyle TV Inc., 7.500% due 11/15/27                               1,620,446
                 Joseph Seagram & Sons Inc.:
 1,066,000  BBB-   5.790% due 4/15/01                                                     1,051,343
 1,565,000  BBB-   6.400% due 12/15/03                                                    1,516,094

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    17

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                          MFS TOTAL RETURN PORTFOLIO

    FACE
   AMOUNT   RATING(c)                      SECURITY                                      VALUE
==================================================================================================
Entertainment/Media -- 2.0% (continued)
$ 1,073,000 BBB- News America Holdings, Inc., 6.703% due 5/21/04                       $ 1,048,858
                 Time Warner Inc.:
  5,407,000 BBB    6.100% due 12/30/01 (b)                                               5,346,171
    705,000 BBB    10.150% due 5/1/12                                                      851,287
--------------------------------------------------------------------------------------------------
                                                                                        13,056,329
--------------------------------------------------------------------------------------------------
Forest & Paper Products -- 0.2%
                   Georgia-Pacific Corp.:
    308,000 BBB-     9.950% due 6/15/02                                                    329,175
    200,000 BBB-     9.875% due 11/1/21                                                    214,750
    287,000 BBB-     7.250% due 6/1/28                                                     262,246
    200,000 B+     US Timberlands Co., L.P., 9.625% due 11/15/07                           182,500
     80,000 BBB+   UPM-Kymmene Corp., 7.450% due 11/26/27 (b)                               75,100
--------------------------------------------------------------------------------------------------
                                                                                         1,063,771
--------------------------------------------------------------------------------------------------
Gaming -- 0.1%
    400,000 BBB-   Circus Circus Enterprises, 6.700% due 11/15/96                          377,000
--------------------------------------------------------------------------------------------------
Insurance -- 0.5%
  2,692,000   A    AFLAC Inc., 6.500% due 4/15/09(b)                                     2,523,750
    176,000   BBB  Atlantic Mutual Insurance Co., 8.150% due 2/15/28 (b)                   138,160
    600,000   BBB+ Conseco Inc., 6.400% due 6/15/01                                        585,750
--------------------------------------------------------------------------------------------------
                                                                                         3,247,660
--------------------------------------------------------------------------------------------------
Oil/Oil Services -- 1.4%
  1,294,000   Baa2*Coastal Corp., 5.900% due 5/15/04                                     1,245,475
  1,486,000   BBB- McDermott Inc., 9.375% due 3/15/02                                    1,526,865
  1,007,000   A-   Northern Natural Gas, 7.000% due 6/1/11 (b)                             964,203
  1,548,000   BBB  Occidental Petroleum Corp., 10.125% due 11/15/01                      1,637,010
  3,377,000   A-   Phillips Petroleum Co., 7.000% due 3/30/29                            3,119,504
    216,000   BB+  Seagull Energy Corp., 7.500% due 9/15/27                                167,940
    115,000   BBB  Ultramar Diamond Shamrock, 7.200% due 10/15/17                          108,100
--------------------------------------------------------------------------------------------------
                                                                                         8,769,097
--------------------------------------------------------------------------------------------------
Railroad -- 0.2%
                   Union Pacific Corp.:
    396,000   BBB-   5.780% due 10/15/01                                                   388,080
    875,000   BBB-   6.340% due 11/25/03                                                   844,375
--------------------------------------------------------------------------------------------------
                                                                                         1,232,455
--------------------------------------------------------------------------------------------------
Retail Stores -- 0.9%
                   Federated Department Stores:
  1,725,000   BBB+   8.500% due 6/15/03                                                  1,791,844
  1,070,000   BBB+   6.300% due 4/1/09                                                     991,087


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                          MFS TOTAL RETURN PORTFOLIO

   FACE
  AMOUNT    RATING(c)                         SECURITY                                     VALUE
===================================================================================================
Retail Stores -- 0.9% (continued)
                 Rite Aid Corp.:
$  945,000  BBB-   6.000% due 10/1/03 (b)                                             $     708,750
   313,000  BBB-   7.125% due 1/15/07                                                       222,230
   917,000  BBB  Safeway Inc., 7.250% due 9/15/04                                           915,854
 1,149,000  AA   Wal-Mart Stores, 6.550% due 8/10/04                                      1,150,436
---------------------------------------------------------------------------------------------------
                                                                                          5,780,201
---------------------------------------------------------------------------------------------------
Telecommunications -- 1.8%
   339,000  BBB  AT&T Capital Corp., 6.250% due 5/15/01                                     336,882
 2,258,000  AA-  AT&T Corp., 6.500% due 3/15/29                                           2,006,798
 1,600,000  BB-  Century Communications Corp., zero coupon bond to yield
                   8.788% due 1/15/08                                                       694,000
 1,000,000  B    FrontierVision L.P., 11.000% due 10/15/06                                1,055,000
                 MCI Worldcom Inc.:
   100,000  A-     8.875% due 1/15/06                                                       105,000
   412,000  A-     6.950% due 8/15/28                                                       388,825
   539,000  BB+  Qwest Communications International Inc.,
                   7.500% due 11/1/08                                                       536,979
                 Sprint Capital Corp.:
 1,992,000  BBB+   5.875% due 5/1/04                                                      1,914,810
   857,000  BBB+   6.375% due 5/1/09                                                        807,723
 1,676,000  BBB+   6.900% due 5/1/19                                                      1,569,155
 1,825,000  AA-  TCI Communications Inc., 9.650% due 3/31/27                              2,057,687
---------------------------------------------------------------------------------------------------
                                                                                         11,472,859
---------------------------------------------------------------------------------------------------
Utilities -- 3.9%
                 CalEnergy Co., Inc.:
   251,000  BBB-   6.960% due 9/15/03                                                       246,607
    10,000  BBB-   7.230% due 9/15/05                                                         9,725
   486,000  BBB-   7.630% due 10/15/07                                                      489,645
     5,000  BBB-   7.520% due 9/15/08                                                         4,994
 2,600,000  BBB- CE Generation LLC, 7.416% due 12/15/18 (b)                               2,459,600
                 Cleveland Electric Illuminating Co.:
   500,000  BB+    7.880% due 11/1/17 (b)                                                   489,375
   703,000  BB+    9.000% due 7/1/23                                                        713,545
                 CMS Energy Corp.:
   619,000  BB     8.000% due 7/1/01                                                        617,453
 2,482,000  BB     8.375% due 7/1/03                                                      2,485,103
 1,900,000  BB     6.750% due 1/15/04                                                     1,788,375
                 Connecticut Lighting & Power Co.:
 1,500,000  N/R    8.590% due 6/5/03 (b)                                                  1,529,250
   500,000  BBB-   7.875% due 10/1/24                                                       506,875
   135,000  BBB- El Paso Electric Co., 8.900% due 2/1/06                                    140,738

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    19

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                          MFS TOTAL RETURN PORTFOLIO

   FACE
  AMOUNT    RATING(c)                        SECURITY                                      VALUE
===================================================================================================
Utilities -- 3.9% (continued)
$  707,000  BBB+ Entergy Mississippi Inc., 6.200% due 5/1/01                            $   682,255
   321,294  BBB- GG1B Funding Corp., 7.430% due 1/15/11                                     310,049
   564,000  BBB  Indiana Michigan Power, 6.875% due 7/1/04                                  547,785
                 MidAmerican Funding LLC:
   780,000  BBB+   5.850% due 3/1/01 (b)                                                    772,200
   440,000  BBB+   6.927% due 3/1/29 (b)                                                    391,600
                 Niagara Mohawk Power Corp.:
   491,463  BBB-   7.250% due 10/1/02                                                       492,078
   310,756  BBB-   7.625% due 10/1/05                                                       310,756
 1,003,000  BBB    8.770% due 1/1/18                                                      1,060,673
   450,000  BBB+   8.750% due 4/1/22                                                        461,250
   140,000  BBB+   8.500% due 7/1/23                                                        141,400
 2,400,000  BBB-   Step bond to yield 6.963% due 7/1/10                                   1,755,000
   122,000  BB-  North Atlantic Energy Service Co., 9.050% due 6/1/02                       122,153
   230,942  BB-  Northeast Utilities, 8.580% due 12/1/06                                    231,809
                 Salton Sea Funding:
    78,479  BBB    7.370% due 5/30/05                                                        77,989
 1,100,000  BBB    7.840% due 5/30/10                                                     1,100,000
 1,724,331  BBB+ Seabrook, 7.830% due 1/2/19                                              1,639,373
   400,000  BBB  Texas Gas Transmission Corp., 7.250% due 7/15/27                           366,500
   400,000  BB+  Toledo Edison Co., 7.875% due 8/1/04                                       404,500
   100,000  BBB  Utilicorp United Inc., 8.450% due 11/15/99                                 100,125
 1,005,155  BBB- Waterford 3 Funding - Entergy, 8.090% due 1/2/17                           992,591
 1,013,000  BBB- Western Massachusetts Electric Co., 7.375% due 7/1/01                    1,021,864
   440,000  BBB- Williams Cos. Inc., 7.625% due 7/15/19                                     421,850
---------------------------------------------------------------------------------------------------
                                                                                         24,885,085
---------------------------------------------------------------------------------------------------
                 TOTAL CORPORATE BONDS
                 (Cost -- $138,099,381)                                                 132,099,021
===================================================================================================
CONVERTIBLE CORPORATE BONDS -- 1.2%
Insurance -- 0.3%
 2,500,000  A+   Loews Corp., 3.125% due 9/15/07                                          2,093,750
---------------------------------------------------------------------------------------------------
Specialty Products & Services -- 0.3%
                 Xerox Corp.:
 2,290,000  A-     0.570% due 4/21/18                                                     1,216,563
 1,670,000  A-     0.570% due 4/21/18 (b)                                                   887,188
---------------------------------------------------------------------------------------------------
                                                                                          2,103,751
---------------------------------------------------------------------------------------------------
Telecommunications -- 0.6%
 3,450,000  A+   Bell Atlantic Financial Services, 4.250% due 9/15/05                     3,622,673
---------------------------------------------------------------------------------------------------
                 TOTAL CONVERTIBLE CORPORATE BONDS
                 (Cost -- $8,314,321)                                                     7,820,174
===================================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                          MFS TOTAL RETURN PORTFOLIO

   FACE
  AMOUNT    RATING(c)                        SECURITY                                     VALUE
===================================================================================================
FOREIGN BONDS -- 0.1%
Luxembourg -- 0.1%
$ 816,000   AAA  SunAmerica Life Insurance Co., 5.750% due 2/16/09
                 (Cost -- $800,583)                                                   $     732,768
===================================================================================================
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 16.3%
                 U.S. Treasury Notes:
 4,356,000         5.250% due 5/31/01                                                     4,323,330
12,144,000         5.875% due 10/31/01                                                   12,164,888
   880,000         6.000% due 8/15/04                                                       882,438
 9,319,000         6.000% due 8/15/09                                                     9,311,079
                 U.S. Treasury Bonds:
13,254,000         9.875% due 11/15/15                                                   17,668,112
 1,672,000         5.250% due 11/15/28                                                    1,437,318
 1,955,000         5.250% due 2/15/29                                                     1,693,577
13,493,000         6.125% due 8/15/29                                                    13,445,640
 1,855,000       Federal Home Loan Bank, 5.700% due 3/3/09                                1,721,477
                 Federal National Mortgage Association (FNMA):
   475,000         5.250% due 1/15/09                                                       428,193
 1,400,000         5.722% due 2/1/09                                                      1,270,500
 1,575,000         6.625% due 9/15/09                                                     1,566,401
13,618,526         6.500% due 8/1/28 to 12/1/28                                          13,057,692
   300,352         8.000% due 9/1/28                                                        306,170
   576,887         6.500% due 1/1/29                                                        553,092
   899,766         8.000% due 9/1/29                                                        917,195
                 Government National Mortgage Association
                 (GNMA):
 1,570,611         7.500% due 8/15/25 to 12/15/25                                         1,575,511
 7,028,282         8.000% due 6/20/25 to 7/15/26                                          7,177,822
 2,006,801         7.500% due 3/15/26 to 11/15/26                                         2,013,060
 4,135,722         7.500% due 2/15/27 to 12/15/27                                         4,148,624
 4,907,081         7.000% due 4/1/28 to 10/15/28                                          4,815,074
 3,407,816         6.500% due 12/15/28                                                    3,257,633
 1,030,157         6.500% due 5/15/29 to 6/15/29                                            984,758
---------------------------------------------------------------------------------------------------
                 TOTAL U.S. GOVERNMENT
                 AGENCIES & OBLIGATIONS
                 (Cost -- $106,067,105)                                                 104,719,584
===================================================================================================


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    21

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                          MFS TOTAL RETURN PORTFOLIO

   FACE
  AMOUNT                                  SECURITY                                        VALUE
===================================================================================================
SHORT-TERM SECURITIES -- 7.5%
$18,700,000      Federal Home Loan Bank, 5.160% due 11/1/99                            $ 18,694,639
                 Federal Home Loan Mortgage Corp.:
  9,800,000         5.150% due 11/1/99                                                     9,797,196
 12,000,000         5.120% due 11/8/99                                                    11,984,640
  8,120,000         5.100% due 11/18/99                                                    8,098,144
---------------------------------------------------------------------------------------------------
                 TOTAL SHORT-TERM SECURITIES
                 (Cost -- $48,574,619)                                                   48,574,619
===================================================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $627,105,792**)                                              $642,669,951
===================================================================================================

(a)  Non-income producing security.
(b) Security is exempt from registration under rule 144A of the Securities Act of 1933. The securities may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(d)  Variable rate - resets monthly.
 **  Aggregate cost for Federal income tax purposes is substantially the same.

     See page 28 for definition of ratings.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      TRAVELERS MANAGED INCOME PORTFOLIO


   FACE
  AMOUNT   RATING(a)                          SECURITY                                     VALUE
===================================================================================================
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 30.3%
                 U.S. Treasury Notes:
$ 8,600,000        5.750% due 10/31/02                                                  $ 8,571,964
  1,900,000        6.000% due 8/15/04                                                     1,905,263
  2,000,000        6.875% due 5/15/06                                                     2,077,020
  5,000,000        6.250% due 2/15/07                                                     5,022,600
  3,900,000      U.S. Treasury Bonds, 11.250% due 2/15/15                                 5,691,972
 10,600,000      Federal Home Loan Mortgage Corp., 6.300% due 6/1/04                     10,397,540
     77,000      Federal National Mortgage Association,
                   6.889% due 6/17/11                                                        75,159
---------------------------------------------------------------------------------------------------
                 TOTAL U.S. GOVERNMENT
                 AGENCIES & OBLIGATIONS
                 (Cost -- $33,924,083)                                                   33,741,518
===================================================================================================
CORPORATE BONDS & NOTES -- 66.3%
Communications -- 2.0%
  2,225,000 AA-  TCI Communications Inc., 6.375% due 5/1/03                               2,191,625
---------------------------------------------------------------------------------------------------
Financial Services -- 24.5%
  5,100,000 A1*  AT&T Captial Corp., 7.110% due 9/13/01                                   5,125,500
  1,700,000 A3*  Banponce Financial Corp., 7.300% due 6/5/02                              1,712,750
  2,025,000 A+   CIT Group Holdings, Inc., 5.500% due 10/15/01                            1,981,969
  5,000,000 BBB+ Comdisco, Inc., 7.250% due 9/20/01                                       4,989,100
  3,000,000 A-   Finova Captial Corp., 6.310% due 11/6/00                                 3,008,640
  5,100,000 A1*  Ford Motor Credit Co., 7.375% due 10/28/09                               5,151,000
    275,000 BB+  Golden State Holdings Corp., 7.000% due 8/1/03                             260,906
  1,050,000 BBB+ MBNA America Bank, 6.000% due 12/26/00                                   1,043,437
                 Orix Credit Alliance Inc.:
  1,100,000 BBB+   6.400% due 11/22/99                                                    1,100,000
  2,900,000 BBB+   6.780% due 5/15/01                                                     2,863,750
---------------------------------------------------------------------------------------------------
                                                                                         27,237,052
---------------------------------------------------------------------------------------------------
Health Care -- 2.1%
  2,400,000 Ba2* Columbia/HCA Healthcare Corp., 6.630% due 7/15/45                        2,274,000
---------------------------------------------------------------------------------------------------
Hotels -- 8.7%
  5,000,000 BBB+ Marriott International Inc., Series C, 7.875% due 9/15/09                5,018,750
  4,700,000 BBB- Park Place Entertainment Corp., 7.950% due 8/1/03 (b)                    4,653,000
---------------------------------------------------------------------------------------------------
                                                                                          9,671,750
---------------------------------------------------------------------------------------------------
Industrial -- 0.2%
                 Navistar International Corp.:
     75,000 Ba2*   Series B, 8.000% due 2/1/08                                               73,500
    140,000 Baa3*  Sr. Notes, 7.000% due 2/1/03                                             136,675
---------------------------------------------------------------------------------------------------
                                                                                            210,175
---------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    23

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      TRAVELERS MANAGED INCOME PORTFOLIO


   FACE
  AMOUNT    RATING(a)                        SECURITY                                      VALUE
===================================================================================================
Oil -- 2.4%
$ 2,500,000 Baa2* Midwest Energy Co., 9.375% due 10/15/29 (b)                         $   2,568,750
     35,000 BBB-  Norcen Energy Resources Ltd., 7.375% due 5/15/06                           34,387
---------------------------------------------------------------------------------------------------
                                                                                          2,603,137
---------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 4.0%
  4,520,000 BBB   CarrAmerica Realty Corp., 6.625% due 10/1/00                            4,477,196
---------------------------------------------------------------------------------------------------
Retail -- 5.9%
    800,000 A-    Dayton Hudson Corp., 6.800% due 10/1/01                                   801,000
  3,059,000 BBB+  Federated Department Stores Inc., Sr. Notes,
                    8.125% due 10/15/02                                                   3,146,946
                  Saks Inc.:
  1,275,000 Baa3*   7.250% due 12/1/04                                                    1,206,469
  1,600,000 Baa3*   7.500% due 12/1/10                                                    1,444,000
---------------------------------------------------------------------------------------------------
                                                                                          6,598,415
---------------------------------------------------------------------------------------------------
Tobacco -- 1.6%
    280,000 BBB  Nabisco Inc., 6.000% due 2/15/11                                           276,500
  1,490,000 A    Philip Morris Cos., 7.500% due 1/15/02                                   1,495,588
---------------------------------------------------------------------------------------------------
                                                                                          1,772,088
---------------------------------------------------------------------------------------------------
Transportation -- 1.1%
  1,250,000 BBB- Union Pacific Corp., 9.650% due 6/1/00                                   1,271,875
---------------------------------------------------------------------------------------------------
Utilities -- 13.8%
  2,525,000 BBB- CalEnergy Co., Inc., 7.230% due 9/15/05                                  2,455,563
                 CMS Energy Corp.:
    900,000 BB     6.750% due 1/15/04 (b)                                                   847,125
  1,150,000 BB     7.625% due 11/15/04 (b)                                                1,111,188
  4,625,000 BBB  Marlin Water Trust, 7.090% due 12/15/01 (b)                              4,567,187
  5,100,000 Baa1*NorAm Energy Corp., 7.500% due 8/1/00                                    5,131,875
  1,300,000 BBB  UtiliCorp United Inc., 7.000% due 7/15/04                                1,275,625
---------------------------------------------------------------------------------------------------
                                                                                         15,388,563
---------------------------------------------------------------------------------------------------
                 TOTAL CORPORATE BONDS & NOTES
                 (Cost -- $74,576,405)                                                   73,695,876
===================================================================================================

  SHARES                                 SECURITY                                          VALUE
===================================================================================================
WARRANTS(c) -- 0.0%
        150      Loral Orion Network Systems, Inc., Expire 1/31/07
                 (Cost -- $105)                                                               1,200
===================================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      TRAVELERS MANAGED INCOME PORTFOLIO

    FACE
   AMOUNT                                SECURITY                            VALUE
======================================================================================
REPURCHASE AGREEMENT -- 3.4%
$ 3,752,000      CS First Boston Corp., 5.150% due 11/1/99;
                 Proceeds at maturity -- $3,753,608; (Fully
                 collateralized by U.S. Treasury Bills, due 12/31/99;
                 Market value -- $3,827,740)
                 (Cost -- $3,752,000)                                    $   3,752,000
======================================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $112,252,593**)                                $ 111,190,594
======================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors
(b) Security is exempt from registration under Rule 144A of the Securities Act 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)  Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

See page 28 for definition of ratings.


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    25

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------
                      SMITH BARNEY MONEY MARKET PORTFOLIO

   FACE                                                                      ANNUALIZED
  AMOUNT                           SECURITY                                    YIELD                         VALUE
======================================================================================================================
COMMERCIAL PAPER -- 77.6%
$3,375,000  Abbey National N.A. matures 11/22/99                               5.33%                    $    3,364,566
 8,000,000  American Express Credit Co. matures 11/9/99                        5.33                          7,990,578
 7,000,000  AT&T Corp. matures 11/10/99                                        5.31                          6,990,760
 8,000,000  Atlantis One Funding Corp. matures 11/15/99                        5.35                          7,983,449
 3,000,000  Bank of America Corp. matures 11/2/99                              5.15                          2,999,580
 5,000,000  Bank of Nova Scotia matures 12/14/99                               5.42                          4,967,929
 8,000,000  Bell Atlantic Financial Services matures 11/12/99                  5.31                          7,987,045
 8,000,000  BellSouth Telecommunications matures 11/8/99                       5.32                          7,991,771
 2,900,000  CADES matures 12/03/99                                             5.35                          2,886,286
 8,000,000  Cariplo Finance Inc. matures 11/1/99                               5.33                          8,000,000
 5,000,000  Chase Manhattan Bank Corp. matures 11/2/99                         5.36                          4,999,261
 8,000,000  CIT Group Holdings matures 11/15/99                                5.31                          7,983,573
 5,000,000  Credito Italiano Delaware Inc. matures 11/19/99                    5.30                          4,986,800
 9,000,000  Cregem North America mature 12/3/99 to 1/21/00                 5.41 to 5.90                      8,915,917
 8,000,000  DaimlerChrysler N.A. matures 11/8/99                               5.36                          7,991,709
 5,000,000  Den Danske Corp. matures 1/24/00                                   6.16                          4,929,300
 2,000,000  Deutsche Financial Inc. matures 1/18/00                            5.52                          1,976,730
 8,000,000  Dresdner U.S. Finance Inc. matures 11/8/99                         5.31                          7,991,771
 7,000,000  Ford Motor Credit matures 11/4/99                                  5.32                          6,996,908
 5,000,000  Goldman, Sachs & Co. matures 2/1/00                                6.09                          4,923,589
 9,750,000  GTE Funding Corp. matures 11/5/99                                  5.31                          9,744,258
 8,000,000  Halifax matures 11/1/99                                            5.29                          8,000,000
 9,000,000  J.P. Morgan & Co. mature 11/15/99 to 2/17/00                   5.32 to 6.10                      8,930,415
 7,000,000  Nationwide Building Society matures 11/18/99                       5.31                          6,982,514
 8,000,000  Oesterreich Kontrollbank matures 11/15/99                          5.31                          7,983,573
 8,000,000  Procter & Gamble Co. Inc., matures 11/17/99                        5.31                          7,981,227
 2,000,000  San Paolo U.S. Finance Inc. matures 11/8/99                        5.18                          1,998,028
 8,000,000  Shell Oil Co. matures 11/2/99                                      5.28                          7,998,831
 6,520,000  Siemens Corp. matures 11/1/99                                      5.30                          6,520,000
 8,000,000  Union Bank of Switzerland mature 11/17/99 to 12/14/99          5.27 to 5.37                      7,966,014
 4,000,000  USAA Capital Corp. matures 11/4/99                                 5.31                          3,998,237
 9,000,000  Walt Disney Co. matures 11/1/99                                    5.31                          9,000,000
 5,000,000  Westpac matures 2/3/00                                             6.01                          4,923,103
----------------------------------------------------------------------------------------------------------------------
            TOTAL COMMERCIAL PAPER
            (Cost -- $214,883,722)                                                                         214,883,722
======================================================================================================================
DOMESTIC BANK OBLIGATIONS -- 1.8%
 5,000,000  FCC National matures 1/20/00
            (Cost -- $5,000,000)                                               5.56                          5,000,000
======================================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
26                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      SMITH BARNEY MONEY MARKET PORTFOLIO

    FACE                                                                    ANNUALIZED
   AMOUNT                                         SECURITY                    YIELD                           VALUE
======================================================================================================================
FOREIGN CERTIFICATES OF DEPOSIT -- 6.1%
$ 5,000,000 Commerzbank matures 1/18/00                                        6.04%                     $   5,000,213
  2,000,000 Credit Suisse Financial Corp. matures 1/19/00                      5.57                          2,000,017
  5,000,000 National Westminster Bank PLC matures 12/16/99                     5.41                          5,000,124
  5,000,000 Westdeustche Landesbank matures 12/13/99                           5.40                          5,000,000
----------------------------------------------------------------------------------------------------------------------
            TOTAL FOREIGN CERTIFICATES OF DEPOSIT
            (Cost -- $17,000,354)                                                                           17,000,354
======================================================================================================================
TIME DEPOSITS -- 14.1%
  4,000,000 Banc One Corp. matures 11/1/99                                     5.30                          4,000,000
 10,000,000 Bank Austriaengellschaft matures 11/1/99                           5.31                         10,000,000
  5,000,000 Chase Manhattan Bank matures 11/1/99                               5.31                          5,000,000
 10,000,000 Paribas matures 11/1/99                                            5.31                         10,000,000
 10,000,000 Societe Generale matures 11/1/99                                   5.31                         10,000,000
----------------------------------------------------------------------------------------------------------------------
            TOTAL TIME DEPOSITS
            (Cost -- $39,000,000)                                                                           39,000,000
======================================================================================================================
REPURCHASE AGREEMENT -- 0.4%
  1,181,000 Morgan Stanley Dean Witter & Co., 5.19% due 11/1/99;
            Proceeds at maturity -- $1,181,511; (Fully collateralized
            by U.S. Treasury Bills, 5.875% due 11/15/99;
            Market value -- $1,200,496) (Cost -- $1,181,000)                   5.19                          1,181,000
----------------------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $277,065,076**)                                                               $       277,065,076
======================================================================================================================

** Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    27

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------
The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard and Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
        Capacity to pay interest and repay principal is extremely strong.

AA   -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A    -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB,B -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly
and     speculative with respect to capacity to pay interest and repay
CCC principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B," and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposure to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "A" to "Caa," where 1 is the highest and 3 the lowest rating within its generic category.

A    -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B    -- Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated "Caa" are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.

NR   -- Indicates that the bond is not rated by Standard & Poor's or Moody's


--------------------------------------------------------------------------------
28                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Assets and Liabilities                            October 31, 1999
--------------------------------------------------------------------------------

                                                                 Travelers        Smith Barney
                                                MFS Total         Managed             Money
                                                 Return           Income              Market
                                                Portfolio        Portfolio           Portfolio
================================================================================================
ASSETS:
  Investments, at value
    (Cost -- $627,105,792, $112,252,593
    and $277,065,076, respectively)            $642,669,951    $111,190,594         $277,065,076
  Cash                                                   --             885                  668
  Receivable for securities sold                  1,920,963              --                   --
  Receivable for Fund shares sold                    16,467         253,034                   --
  Dividends and interest receivable               4,468,628       1,752,589              194,669
------------------------------------------------------------------------------------------------
  Total Assets                                  649,076,009     113,197,102          277,260,413
------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased               26,321,626              --                   --
  Management fees payable                           394,702         112,840              114,958
  Payable to bank                                   421,212              --                   --
  Dividends payable                                      --              --              365,336
  Payable for Fund shares redeemed                   35,155              --                   --
  Payable for open forward foreign
    currency contracts (Note 5)                       2,757              --                   --
  Accrued expenses                                   72,176          43,448               81,080
------------------------------------------------------------------------------------------------
  Total Liabilities                              27,247,628         156,288              561,374
------------------------------------------------------------------------------------------------
Total Net Assets                               $621,828,381    $113,040,814         $276,699,039
================================================================================================
NET ASSETS:
  Par value of capital shares                  $        383    $         98         $      2,767
  Capital paid in excess of par value           567,360,836     112,105,477          276,696,272
  Undistributed net investment income            17,561,649       4,865,481                   --
  Accumulated net realized gain (loss)
    from security transactions                   21,311,252      (2,868,243)                  --
  Net unrealized appreciation (depreciation)
    of investments and foreign currencies        15,594,261      (1,061,999)                  --
------------------------------------------------------------------------------------------------
Total Net Assets                               $621,828,381    $113,040,814         $276,699,039
================================================================================================
Shares Outstanding                               38,345,904       9,837,825          276,699,039
------------------------------------------------------------------------------------------------
Net Asset Value                                      $16.22          $11.49                $1.00
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    29

--------------------------------------------------------------------------------
Statements of Operations                     For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

                                                                                  Travelers                Smith Barney
                                                               MFS Total           Managed                    Money
                                                                Return             Income                     Market
                                                               Portfolio          Portfolio                  Portfolio
=======================================================================================================================
INVESTMENT INCOME:
  Interest                                                    $15,944,306        $ 5,507,757                $10,900,800
  Dividends                                                     6,343,777                 --                         --
  Less: Foreign withholding tax                                   (99,014)                --                         --
-----------------------------------------------------------------------------------------------------------------------
  Total Investment Income                                      22,189,069          5,507,757                 10,900,800
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 3)                                      4,481,086            563,198                  1,038,520
  Custody                                                          61,382              8,222                     18,755
  Shareholder communications                                       57,285             22,058                     16,368
  Audit and legal                                                  37,502             38,638                     23,734
  Directors' fees                                                  18,186              3,249                      6,070
  Pricing service fees                                             13,442              5,937                         --
  Shareholder and system servicing fees                            10,298             11,473                      6,649
  Registration fees                                                 6,100              4,138                      3,751
  Other                                                            24,120              1,146                     40,560
-----------------------------------------------------------------------------------------------------------------------
  Total Expenses                                                4,709,401            658,059                  1,154,407
-----------------------------------------------------------------------------------------------------------------------
Net Investment Income                                          17,479,668          4,849,698                  9,746,393

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCIES (NOTES 4 AND 5):
  Realized Gain (Loss) From:
    Securities transactions
      (excluding short-term securities*)                       21,582,067         (2,852,152)                       994
    Foreign currency transactions                                 (63,659)                --                         --
-----------------------------------------------------------------------------------------------------------------------
  Net Realized Gain (Loss)                                     21,518,408         (2,852,152)                       994
-----------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments and
  Foreign Currencies:
    Beginning of year                                          17,220,430           (555,535)                        --
    End of year                                                15,594,261         (1,061,999)                        --
-----------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized
    Appreciation (Depreciation)                                (1,626,169)          (506,464)                        --
-----------------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments and
  Foreign Currencies                                           19,892,239         (3,358,616)                       994
-----------------------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                        $37,371,907        $ 1,491,082                $ 9,747,387
=======================================================================================================================

* Represents only gains from the sale of short-term securities for the Smith Barney Money Market Portfolio.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
30                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                 For the Years Ended October 31,
MFS Total Return Portfolio                              1999           1998
================================================================================
OPERATIONS:
  Net investment income                            $ 17,479,668   $ 12,458,479
  Net realized gain                                  21,518,408     29,863,794
  Decrease in net unrealized appreciation            (1,626,169)    (9,196,861)
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations             37,371,907     33,125,412
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                             (12,662,011)    (6,865,134)
  Net realized gains                                (29,755,229)   (11,682,166)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                    (42,417,240)   (18,547,300)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                  130,645,660    167,526,814
  Net asset value of shares issued
   for reinvestment of dividends                     42,417,240     18,547,300
  Cost of shares reacquired                          (8,462,964)    (1,963,578)
--------------------------------------------------------------------------------
  Increase in Net Assets From
   Fund Share Transactions                          164,599,936    184,110,536
--------------------------------------------------------------------------------
Increase in Net Assets                              159,554,603    198,688,648

NET ASSETS:
  Beginning of year                                 462,273,778    263,585,130
--------------------------------------------------------------------------------
  End of year*                                     $621,828,381   $462,273,778
================================================================================
*Includes undistributed net investment income of:  $ 17,561,649   $ 12,670,197
================================================================================

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    31

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                               For the Years Ended October 31,
Travelers Managed Income Portfolio                      1999          1998
================================================================================
OPERATIONS:
  Net investment income                           $   4,849,698    $ 2,444,409
  Net realized gain (loss)                           (2,852,152)       606,030
  Increase in net unrealized depreciation              (506,464)    (1,137,406)
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations              1,491,082      1,913,033
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                              (2,440,976)    (1,768,427)
  Net realized gains                                   (606,387)       (75,046)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                     (3,047,363)    (1,843,473)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                   58,483,264     27,200,431
  Net asset value of shares issued
   for reinvestment of dividends                      3,047,363      1,843,473
  Cost of shares reacquired                          (4,489,228)    (3,336,756)
--------------------------------------------------------------------------------
  Increase in Net Assets From
   Fund Share Transactions                           57,041,399     25,707,148
--------------------------------------------------------------------------------
Increase in Net Assets                               55,485,118     25,776,708

NET ASSETS:
  Beginning of year                                  57,555,696     31,778,988
--------------------------------------------------------------------------------
  End of year*                                     $113,040,814    $57,555,696
================================================================================
*Includes undistributed net investment income of:  $  4,865,481    $ 2,440,668
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
32                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                For the Years Ended October 31,
Smith Barney Money Market Portfolio                     1999            1998
================================================================================
OPERATIONS:
  Net investment income                         $     9,746,393  $   5,939,071
  Net realized gain                                         994             50
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations              9,747,387      5,939,121
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                              (9,746,393)    (5,939,071)
  Net realized gains                                       (994)           (50)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                     (9,747,387)    (5,939,121)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                1,748,940,316    456,432,130
  Net asset value of shares issued
   for reinvestment of dividends                      9,720,254      5,823,491
  Cost of shares reacquired                      (1,646,638,975)  (408,746,205)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                         112,021,595     53,509,416
--------------------------------------------------------------------------------
Increase in Net Assets                              112,021,595     53,509,416

NET ASSETS:
  Beginning of year                                 164,677,444    111,168,028
--------------------------------------------------------------------------------
  End of year                                   $   276,699,039  $ 164,677,444
================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    33

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1.    Significant Accounting Policies

The MFS Total Return, Travelers Managed Income, formerly known as TBC Managed Income Portfolio, and Smith Barney Money Market Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and twelve other separate investment portfolios:
Alliance Growth, AIM Capital Appreciation, INVESCO Global Strategic Income, formerly known as GTGlobal Strategic Income, Putnam Diversified Income, Smith Barney High Income, Smith Barney Large Cap Value, Smith Barney International Equity, Smith Barney Pacific Basin, Smith Barney Large Capitalization Growth, Van Kampen Enterprise, formerly known as Van Kampen American Capital Enterprise, Smith Barney Aggressive Growth and Smith Barney Mid Cap Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) the Smith Barney Money Market Portfolio uses the amortized cost method for valuing all of its portfolios securities; the MFS Total Return and Travelers Managed Income Portfolios use the amortized cost method for valuing securities with maturities less than 60 days, accordingly, the cost of securities plus accreted discount or minus amortized premium, approximates value; (c) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and ask prices; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence;
(e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;

--------------------------------------------------------------------------------
34                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1999, reclassifications were made to the capital accounts of the MFS Total Return Portfolio and the Travelers Managed Income Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j)the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.  Dividends

The Smith Barney Money Market Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date.

3.  Management Agreement and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which in turn is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Smith Barney Money Market Portfolio ("SBMM"). Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SSBC, acts as the investment manager of the MFS Total Return ("MFSTR") and the Travelers Managed Income ("TMI") Portfolios. SBMM pays SSBC a management fee calculated at an annual rate of 0.50% of the average daily net assets of the Portfolio. MFSTR and TMI pay TIAa management fee calculated at an annual rate of 0.80% and 0.65%, respectively, of the average daily net assets of each Portfolio. These fees are calculated daily and paid monthly.

TIA has sub-advisory agreements with Massachusetts Financial Services Company ("MFS") and Travelers Asset Management International Corporation ("TAMIC"). Pursuant to each sub-advisory agreement, MFS and TAMIC are responsible for the day-to-day portfolio operations and investment decisions for MFSTR and TMI, respectively, and are compensated for such services at an annual rate of 0.375% and 0.30%, respectively, of the average daily net assets of MFSTR and TMI. These fees are calculated daily and paid monthly.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    35

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

TIA has entered into a Sub-Administrative Services Agreement with SSBC. TIA pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of MFSTR and TMI.

Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Fund's shareholder servicing agent.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions.

All officers and one Director of the Fund are employees of SSB.

4.  Investments

During the year ended October 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                          MFSTR                     TMI
================================================================================
Purchases                             $682,308,122              $385,470,078
--------------------------------------------------------------------------------
Sales                                  503,917,623               329,936,705
================================================================================

At October 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                        MFSTR          TMI
================================================================================
Gross unrealized appreciation                       $ 40,190,854   $   324,475
Gross unrealized depreciation                        (24,626,695)   (1,386,474)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)          $ 15,564,159   $(1,061,999)
================================================================================

5.    Forward Foreign Currency Contracts

At October 31, 1999, MFSTR had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

                                     Local      Market    Settlement  Unrealized
Foreign Currency                    Currency    Value       Date        Loss
================================================================================
MFS Total Return Portfolio
To Buy:
British Pound                        156,021  $257,903     11/2/99      $(1,887)
British Pound                        185,226   304,807     11/5/99         (870)
--------------------------------------------------------------------------------
Total Unrealized Loss on Open
  Forward Foreign Currency Contracts                                    $(2,757)
================================================================================

--------------------------------------------------------------------------------
36                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

6.    Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

7.  Futures Contracts

MFSTR has the ability to enter into futures contracts.

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. MFSTR enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 1999, MFSTR had no open futures contracts.

8.  Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts.

At October 31, 1999, the Portfolios had no securities on loan.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    37

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

9.  Options Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

At October 31, 1999, the Portfolios had no open purchased put or call option contracts.

When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When the written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended October 31, 1999, the Portfolios did not write any options.

--------------------------------------------------------------------------------
38                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

10. Securities Traded on a To-Be-Announced Basis

The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At October 31, 1999, the Portfolios had no TBA securities.

11. Capital Loss Carryforward

At October 31, 1999, TMI had, for Federal income tax purposes, a capital loss carryforward of approximately $2,717,000, available to offset future capital gains through October 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

12. Capital Shares

At October 31, 1999, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an identical interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                       Year Ended            Year Ended
                                    October 31, 1999      October 31, 1998
===========================================================================
MFS Total Return Portfolio
Shares sold                               7,783,928           10,257,417
Shares issued on reinvestment             2,600,689            1,123,398
Shares reacquired                          (514,619)            (125,704)
---------------------------------------------------------------------------
Net Increase                              9,869,998           11,255,111
===========================================================================
Travelers Managed Income Portfolio
Shares sold                               5,013,814            2,314,924
Shares issued on reinvestment               269,439              157,967
Shares reacquired                          (386,700)            (283,065)
---------------------------------------------------------------------------
Net Increase                              4,896,553            2,189,826
===========================================================================
SB Money Market Portfolio
Shares sold                           1,748,940,316          456,432,130
Shares issued on reinvestment             9,720,254            5,823,491
Shares reacquired                    (1,646,638,975)        (408,746,205)
---------------------------------------------------------------------------
Net Increase                            112,021,595           53,509,416
===========================================================================

---------------------------------------------------------------------------
Travelers Series Fund Inc.                                               39

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31:

MFS Total Return Portfolio            1999(1)         1998           1997           1996        1995
======================================================================================================
Net Asset Value,
 Beginning of Year                  $  16.23       $  15.31       $  13.13       $  11.53      $  9.98
------------------------------------------------------------------------------------------------------
Income From Operations:
 Net investment income(2)               0.52           0.32           0.38           0.33         0.45
 Net realized and unrealized gain       0.72           1.36           2.27           1.62         1.15
------------------------------------------------------------------------------------------------------
Total Income
 From Operations                        1.24           1.68           2.65           1.95         1.60
------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                 (0.37)         (0.28)         (0.29)         (0.27)       (0.05)
 Net realized gains                    (0.88)         (0.48)         (0.18)         (0.08)          --
------------------------------------------------------------------------------------------------------
Total Distributions                    (1.25)         (0.76)         (0.47)         (0.35)       (0.05)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year        $  16.22       $  16.23       $  15.31       $  13.13      $ 11.53
------------------------------------------------------------------------------------------------------
Total Return                            7.62%         10.94%         20.64%         17.16%       16.12%
------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)      $621,828       $462,274       $263,585       $134,529      $49,363
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(2)                            0.84%          0.84%          0.86%          0.91%        0.95%
 Net investment income                  3.11           3.32           3.54           3.82         4.40
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                   97%           118%            99%           139%         104%
======================================================================================================

(1) Per share amounts have been calculated using the monthly average share method.

(2) The Manager has waived all or part of its fees for the year ended October 31, 1995. If such fees were not waived, the per share effect on net investment income and expense ratios would have been as follows:

                                                             Expense Ratios
                      Net Investment Income               Without Fee Waivers
                      Per Share Decreases                 and Reimbursement
                      -------------------                 -----------------
1995                        $0.01                               1.06%

--------------------------------------------------------------------------------
40                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31:

Travelers Managed
Income Portfolio                 1999(1)       1998(1)       1997(1)       1996(1)    1995
=============================================================================================
Net Asset Value,
 Beginning of Year             $  11.65       $ 11.55       $ 11.06       $ 11.16     $ 10.04
---------------------------------------------------------------------------------------------
Income From Operations:
 Net investment income(2)          0.65          0.72          0.63          0.65        0.61
 Net realized and
  unrealized gain (loss)          (0.45)        (0.06)         0.35         (0.14)       0.64
---------------------------------------------------------------------------------------------
Total Income From Operations       0.20          0.66          0.98          0.51        1.25
---------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income            (0.29)        (0.54)        (0.49)        (0.46)      (0.13)
 Net realized gains               (0.07)        (0.02)           --         (0.15)         --
---------------------------------------------------------------------------------------------
Total Distributions               (0.36)        (0.56)        (0.49)        (0.61)      (0.13)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year   $  11.49       $ 11.65       $ 11.55       $ 11.06     $ 11.16
---------------------------------------------------------------------------------------------
Total Return                       1.75%         5.71%         9.19%         4.61%      12.68%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s) $113,041       $57,556       $31,779       $23,532     $11,279
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(2)                       0.76%         0.84%         0.87%         0.92%       0.92%
 Net investment income             5.57          6.11          6.48          6.19        6.13
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate             411%          327%          259%          255%        170%
=============================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) The Manager has waived all or part of its fees for the year ended October 31, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                                               Expense Ratios
                      Net Investment Income                  Without Fee Waivers
                      Per Share Decreases                    and Reimbursement
                      -------------------                    -----------------
1995                        $0.04                                 1.29%

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    41

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31:

Smith Barney
Money Market Portfolio               1999             1998           1997           1996        1995
======================================================================================================
Net Asset Value,
 Beginning of Year                $   1.00        $   1.00       $   1.00       $  1.00        $  1.00
------------------------------------------------------------------------------------------------------
 Net investment income(1)            0.046           0.050          0.049         0.049          0.052
 Distributions from net
  investment income                 (0.046)         (0.050)        (0.049)       (0.049)        (0.052)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year      $   1.00        $   1.00       $   1.00       $  1.00        $  1.00
------------------------------------------------------------------------------------------------------
Total Return                          4.66%           5.11%          5.05%         5.05%          5.35%
------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)    $276,699        $164,677       $111,168       $99,150        $37,487
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(1)                          0.54%           0.64%          0.65%         0.65%          0.65%
 Net investment income                4.58            4.99           4.94          4.86           5.26
======================================================================================================

(1) The Manager waived all or part of its fees for the years ended October 31, 1997, October 31, 1996 and October 31, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                    Expense Ratios
        Net Investment Income     Without Fee Waivers
         Per Share Decreases       and Reimbursement
         -------------------       -----------------
1997           $0.000*                  0.67%
1996            0.001                   0.74
1995            0.003                   0.94

*    Amount represents less than $0.001.


--------------------------------------------------------------------------------
42                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the MFS Total Return, Travelers Managed Income and Smith Barney Money Market Portfolios of Travelers Series Fund Inc. as of October 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Total Return, Travelers Managed Income and Smith Barney Money Market Portfolios of Travelers Series Fund Inc. as of October 31, 1999, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                       KPMG LLP

New York, New York
December 15, 1999

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    43

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Travelers Series Fund Inc. hereby designates for the fiscal year ended October 31, 1999:

     .    Long-term capital gain distribution paid:

          MFS Total Return Portfolio                               $26,862,448
          Travelers Managed Income Portfolio                           110,504

     . A total of 28.16% of the ordinary dividends paid by the MFS Total Return Portfolio quality for the corporate dividends received deduction.

     . The following percentages of ordinary income distributions have been derived from investments in U.S. Government and Agency Obligations. All or a portion of the corresponding percentages may be exempt from taxation at the state level.

          MFS Total Return Portfolio                                   14.69%
          Travelers Managed Income Portfolio                           16.27

--------------------------------------------------------------------------------
44                                            1999 Annual Report to Shareholders

                                                  [LOGO OF SALOMON SMITH BARNEY]

Directors

Victor K. Atkins
A.E. Cohen
Robert A. Frankel
Michael Gellert
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Phyllis Zahorodny
Vice President

Irving P. David
Controller

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Managers
SSB Citi Fund Management LLC
Travelers Investment Adviser, Inc.

Custodian
PNC Bank, N.A.

Annuity Administration
Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, CT 06183

This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- MFS Total Return, Travelers Managed Income and Smith Barney Money Market Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Travelers Series Fund Inc.
388 Greenwich Street New York, New York 10013

Travelers Series Fund Inc.
Smith Barney High Income
Portfolio
Putnam Diversified Income
Portfolio


ANNUAL REPORT


October 31, 1999


[LOGO OF SMITH BARNEY MUTUAL FUNDS]


NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Travelers Series
Fund Inc.

[PHOTO OF HEATH B. MCLENDON]
HEATH B. MCLENDON
Chairman

Dear Shareholder:
We are pleased to provide the annual report for the Travelers Series Fund Inc. - Smith Barney High Income and Putnam Diversified Income Portfolios ("Portfolios") for the year ended October 31, 1999. We hope you find this report to be useful and informative. In this report, we summarize the period's prevailing economic and market conditions and outline the investment strategy employed by each Portfolio. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Portfolio Highlights
Smith Barney High Income Portfolio
For the year ended October 31, 1999, the Smith Barney High Income Portfolio ("Portfolio") returned 5.28%. In comparison, the Salomon Smith Barney Intermediate High Yield Market Index and the Fund's Lipper Inc. peer group ("Lipper") returned 4.07% and 6.16%, respectively, over the same period. (The Salomon Smith Barney Intermediate High Yield Market Index is comprised of both cash-pay and deferred interest bonds with a remaining maturity of at least seven years, but less than ten years. Lipper is a major fund-tracking organization.)

The high-yield bond market deteriorated further during the month of October. Heavy new issue supply pressures compounded continued negative investor sentiment. The other bond market sectors also did not perform well in October, as bond investors became concerned over another potential Federal Reserve Board ("Fed") rate increase in mid-November.1 Moreover, bond investor sentiment remained extremely negative due to fears over stronger worldwide growth and potentially higher inflation.

Despite the strength in the U.S. economy, inflation rates have remained subdued and have not accelerated in recent months. The Fed is not only concerned about inflation, but also the impact of stronger world economic growth on future inflation rates.

--------------
1 The Fed raised interest rates by 25 basis points on November 16, 1999. This was the Fed's third increase this year, effectively reversing its three interest rate cuts of 1998.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     1

The strongest performing industry sectors in the high-yield bond market during the period were basic materials (i.e., forest products, metals, mining, etc.), chemicals, cable and media, and telecommunications. The worst performing sectors included health care, restaurants, consumer products and textile/apparel.

During the first half of 1999, the higher-quality high-yield bond issues actually underperformed the lower-quality issues by a meaningful margin because of their higher sensitivity to rising U.S. Treasury rates. Given the manager's relatively higher-quality orientation versus his peer group, the Portfolio's total return was negatively impacted. The Portfolio especially lagged its high-yield peer group since a number of its high-yield fund competitors had emphasized a combination of lower-quality issues, emerging market debt, as well as common and preferred stock. So far, during the second half of 1999, more aggressive high-yield bond funds have been negatively affected.

The manager eliminated several underperforming companies during the early part of 1999. He has continued to change the Portfolio's composition, eliminating underperforming companies and selectively raising his exposure to improving industrial issues. The manager will continue to selectively add attractively priced industrials in an effort to add more balance to the Portfolio. In terms of quality, he has also increased his exposure to the middle B-rated segment of the market where he continues to find attractive yield potential.

Putnam Diversified Income Portfolio
For the year ended October 31, 1999, the Putnam Diversified Income Portfolio ("Portfolio") returned 1.80%. In comparison, the Lehman Brothers Aggregate Bond Index posted a total return of 0.53% over the same period. (The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage-Backed Securities Index, and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.)

At home and overseas, it was tough going for most bond investors during the year ended October 31, 1999. The accelerating pace of global economic growth, combined with the unpredictable nature of investor sentiment, created formidable changes in most bond market sectors. The Portfolio's performance for the year ended October 31, 1999 reflected this unfavorable global investment climate.

The Fed raised rates twice this summer -- by a quarter percentage point each time -- in preemptive strikes against inflation.2 Yields, which move in the opposite direction from bond prices, rose across the board as the period

------------
2 On Tuesday, November 16, 1999, the Federal Reserve Board raised short-term interest rates by 25 basis points.

--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders
progressed. In the United States, the yield on the 30-year bellwether Treasury bond rose from below 5% at the beginning of the Portfolio's fiscal year to roughly 6.25% by period-end.

High-yield debt rebounded during the period only to retreat as October drew to a close. Yields on investment-grade corporate bonds and mortgage- and asset-backed securities experienced similar movements. For the most part, European bond markets also remained depressed. The best relative performers for the period included Latin American and Japanese bonds.

As unnerving as the market's volatility has been recently, the managers have maintained the Portfolio's exposure to high-yield bonds, keeping them its anchor weighting. Among their reasons were the extremely attractive valuations currently available and the market's positive fundamental underpinnings -- namely, relatively subdued inflation, healthy corporate profitability and a robust U.S. economy.

The year began with a difference in yield between high-yield bonds and U.S. Treasuries of nearly seven percentage points. High-yield debt then rebounded only to retreat back to a spread of roughly six percentage points when the Portfolio's fiscal year ended. According to the managers, inflation fears, Y2K-related liquidity concerns, the loss of momentum from volatile stock markets and a rising default rate were to blame.

Telecommunications holdings were the Portfolio's main focus given the positive operating results, high equity valuations, brisk merger and acquisition activity and the dynamic, long-term growth potential of these industries. Various media industries such as broadcasting and cable operators were also fairly represented. However, the managers have moved the Portfolio's weighting in these areas to neutral against its benchmark, because they believe the period of heavy consolidation in the media industry may be ending.

Many companies in these industries have issued or are in the process of issuing stock, prompting credit improvements and, therefore, higher bond prices. Portfolio holdings such as NTL, Covad Communications Group and Rhythms NetConnections have brought equity into their capital structure, thereby helping to decrease credit risk and push the bonds' prices higher. Covad and Rhythms, two high-speed digital communications services providers, successfully completed initial public offerings ("IPOs"). Other high-yield bonds that performed well for the Portfolio included Global Crossings Ltd., Metromedia Fiber Network, Nextel, Charter Communications, Citadel, Chancellor Broadcasting and Network Plus.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     3

As the period progressed, the managers selectively increased the Portfolio's exposure to certain higher-quality cyclical issues in the paper, chemical and energy industries. Repap New Brunswick, Ocean Energy, R&B Falcon and Lyondel are all new holdings that the management team believes offer attractive total return potential. Over the period, they sold energy-related securities that their research showed did not have the capital in place to survive a period of low energy prices.

Stricter Medicare reimbursement formulas negatively affected the performance of several health care issues, particularly long-term nursing care bonds such as Sun Healthcare and Mariner Post-Acute Network. Overbuilding of movieplexes has resulted in earnings disappointments for many movie exhibition companies, including Portfolio holding United Artists Theatres. As the fiscal year progressed, the managers moved out of the satellite communications industry. They believe the cost of building the necessary constellation to establish satellite telephones to be a drag on profitability.

The managers bolstered the Portfolio's exposure to emerging markets securities, a strategy that contributed significantly to performance, since these markets rallied impressively during the period. The investment team emphasized bonds in Mexico and Brazil, believing they offer attractive yields relative to their medium-term sovereign creditworthiness. For the most part, Argentina was avoided in order to sidestep that market's volatility. The Portfolio also holds positions in Bulgaria, one of eastern Europe's more solidly growing economies.

Sweden, Greece, the United Kingdom, Germany and Canada were fairly represented in the Portfolio and performed in line with most world markets. The Portfolio's underweighting in Japanese government bonds detracted from its performance, as these issues experienced a dramatic rebound in the second half of the period under review. Although the managers slightly increased their exposure to Japan near period-end, they continue to underweight that country relative to their benchmark, fearing a glut of supply will follow government spending initiatives.

Throughout the period, the team used the Portfolio's U.S. Treasury and government agency exposure to keep its average duration neutral, given the uncertainty surrounding interest rates. (Duration is a measure of a fund's sensitivity to interest rate changes.) The managers also moved in and out of interest-only and principal-only commercial mortgage-backed securities ("CMBSs") as market conditions and interest rate movements dictated. In general, their CMBS holdings added relative value to the Portfolio, given strong economic activity and solid real estate fundamentals.

--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

The managers believe fiscal year 2000 holds promise for the Portfolio. They anticipate the U.S. economy will remain in good shape and that the Fed's actions so far in 1999 should help strengthen U.S. corporate profitability. In the long run, the managers expect the liquidity concerns and uncertainty associated with Y2K to be nonevents. They are confident that the Portfolio's ability to invest in many different types of bonds should allow them to help minimize volatility while opening up more investment opportunities.

In closing, thank you for your investment in the Travelers Series Fund Inc. - Smith Barney High Income and Putnam Diversified Income Portfolios. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

November 15, 1999

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    5

--------------------------------------------------------------------------------
                       Smith Barney High Income Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------


                          Net Asset Value
                        -------------------
                        Beginning     End       Income     Capital Gain     Total
Year Ended               of Year    of Year    Dividends   Distributions   Returns+
======================================================================================
10/31/99                 $11.97     $11.72       $0.89         $0.00         5.28%
--------------------------------------------------------------------------------------
10/31/98                  13.25      11.97        0.74          0.17        (3.38)
--------------------------------------------------------------------------------------
10/31/97                  12.09      13.25        0.66          0.06        16.24
--------------------------------------------------------------------------------------
10/31/96                  11.26      12.09        0.50          0.00        12.17
--------------------------------------------------------------------------------------
10/31/95                  10.07      11.26        0.22          0.00        14.30
--------------------------------------------------------------------------------------
6/16/94*-10/31/94         10.00      10.07        0.00          0.00         0.70++
======================================================================================
Total                                            $3.01         $0.23
======================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

================================================================================
Year Ended 10/31/99                                                    5.28%
--------------------------------------------------------------------------------
Five Years Ended 10/31/99                                              8.68
--------------------------------------------------------------------------------
6/16/94* through 10/31/99                                              8.18
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------

================================================================================
6/16/94* through 10/31/99                                             52.65%
================================================================================
+   Assumes the reinvestment of all dividends and capital gains distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*   Commencement of operations.

--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in Shares of the
                     Smith Barney High Income Portfolio vs.
           Salomon Smith Barney Intermediate High Yield Market Index+
--------------------------------------------------------------------------------
                           June 1994 -- October 1999


                                              Salomon Brothers
                        Smith Barney            Intermediate
                         High Income          High Yield Index
                        ------------          ----------------
 6/16/94                   10,000                  10,000
   10/94                   10,070                  10,113
   10/95                   11,510                  11,723
   10/96                   12,912                  12,690
   10/97                   15,008                  14,580
   10/98                   14,500                  14,501
10/31/99                   15,265                  15,093

+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney High Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1999. The Salomon Smith Barney Intermediate High Yield Market Index is comprised of 434 issues, both cash-pay and deferred interest bonds with a remaining maturity of at least seven years, but less than ten years. The bonds are all public, non-convertible issues with at least $50 million outstanding. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     7

--------------------------------------------------------------------------------
                      Putnam Diversified Income Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                         Net Asset Value
                       -------------------
                       Beginning     End      Income     Capital Gain    Total
Year Ended              of Year    of Year   Dividends   Distributions  Returns+
================================================================================
10/31/99                 $11.70    $11.24      $0.67         $0.00        1.80%
10/31/98                  12.31     11.70       0.42          0.14       (0.65)
10/31/97                  11.99     12.31       0.56          0.09        8.44
10/31/96                  11.46     11.99       0.39          0.13        9.43
10/31/95                  10.18     11.46       0.09          0.00       13.55
6/16/94*-10/31/94         10.00     10.18       0.00          0.00        1.80++
================================================================================
Total                                          $2.13         $0.36
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------
================================================================================
Year Ended 10/31/99                                                     1.80%
--------------------------------------------------------------------------------
Five Years Ended 10/31/99                                               6.39
--------------------------------------------------------------------------------
6/16/94* through 10/31/99                                               6.28
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------
================================================================================
6/16/94* through 10/31/99                                              38.73%
================================================================================
 +   Assumes the reinvestment of all dividends and capital gains distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.


--------------------------------------------------------------------------------
8                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in Shares of the
             Putnam Diversified Income Portfolio vs. Lehman Brothers
                  Aggregate Bond Index and Salomon Smith Barney
                      Non-U.S. World Government Bond Index+
--------------------------------------------------------------------------------
                           June 1994 -- October 1999

                                      Salomon Smith Barney
                                         Non-U.S. World
                      Putnam               Government
                    Diversified            Bond Index+        Lehman Brothers
                  Income Portfolio          Unhedged        Aggregate Bond Index
                  ----------------    --------------------  --------------------
6/16/94               10,000                10,000                 10,000
10/94                 10,180                10,554                 10,052
10/95                 11,560                12,155                 11,626
10/96                 12,650                12,818                 12,305
10/97                 13,717                14,410                 13,399
10/98                 13,628                16,254                 14,651
10/31/99              13,873                15,772                 14,730

+ Hypothetical illustration of $10,000 invested in shares of the Putnam Diversified Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1999. The Lehman Brothers Aggregate Bond Index is comprised of over 6,500 issues of U.S. Treasuries, Agencies, Corporate Bonds and Mortgage-Backed Securities. The Salomon Smith Barney Non-U.S. World Government Bond Index -- Unhedged is comprised of fixed rate bonds with a maturity of one year or longer, and at least $25 million outstanding. This index includes securities from 10 countries, providing a comprehensive measure of the total return performance of the domestic bond markets in each country included, as well as the ten combined countries. These indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     9

--------------------------------------------------------------------------------
Schedules of Investments                                        October 31, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+    RATING(a)                 SECURITY                                         VALUE
=================================================================================================
CORPORATE BONDS AND NOTES -- 94.1%

Advertising -- 0.3%
   525,000EUR B-     Go Outdoor Systems Holding S.A., Sr. Sub. Notes,
                       10.500% due 7/15/09(b)                                         $  571,144
-------------------------------------------------------------------------------------------------
Aerospace -- 0.8%
   715,000    B1*    BE Aerospace Inc., Sr. Sub. Notes, 9.500% due 11/1/08               688,188
   480,000    B-     Dunlop Standard Aerospace Holdings, Sr. Notes,
                       11.875% due 5/15/09(b)                                            483,600
   360,000    B-     Fairchild Corp., Guaranteed Sr. Sub. Notes,
                       10.750% due 4/15/09                                               308,700
-------------------------------------------------------------------------------------------------
                                                                                       1,480,488
-------------------------------------------------------------------------------------------------
Airlines -- 0.7%
 1,420,000   BB      Airplanes Pass-Through Trust, Corporate Asset-Backed
                       Securities, Series 1, Class D, 10.875% due 3/15/19              1,266,739
-------------------------------------------------------------------------------------------------
Aluminum -- 0.6%
                     Kaiser Aluminum & Chemical:
                       Sr. Notes:
   180,000    B1*        Series B, 10.875% due 10/15/06                                  184,050
   215,000    B1*        Series D, 10.875% due 10/15/06                                  219,838
   775,000    B3*      Sr. Sub. Notes, 12.750% due 2/1/03                                771,125
-------------------------------------------------------------------------------------------------
                                                                                       1,175,013
-------------------------------------------------------------------------------------------------
Apparel -- 0.3%
   685,000    B-     Tropical Sportswear International, Guaranteed Sr. Sub. Notes,
                       Series A, 11.000% due 6/15/08                                     599,375
-------------------------------------------------------------------------------------------------
Auto Parts -- 1.4%
   975,000    B      Collins & Aikman Products, Guaranteed Sr. Sub. Notes,
                       11.500% due 4/15/06                                               926,250
   605,000    B      Dura Operating Corp., Sr. Sub. Notes, Series B,
                       9.000% due 5/1/09                                                 562,650
                     Hayes Lemmerz International Inc., Guaranteed Sr. Sub. Notes:
   285,000    B        11.000% due 7/15/06                                               294,975
   295,000    B        Series B, 8.250% due 12/15/08                                     262,550
   750,000    B+     Tenneco Inc., Sr. Sub. Notes, 11.625% due 10/15/09(b)               756,563
-------------------------------------------------------------------------------------------------
                                                                                       2,802,988
-------------------------------------------------------------------------------------------------
Automotive Aftermarket -- 0.6%
 1,310,000    B1*    Exide Corp., Sr. Notes, 10.000% due 4/15/05                       1,224,850
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.



--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+    RATING(a)                   SECURITY                                         VALUE
==================================================================================================
Broadcasting -- 0.5%
   680,000      B      Capstar Broadcasting Corp., Sr. Discount Notes,
                         step bond to yield 10.857% due 2/1/09                         $   581,400
   445,000      B-     Citadel Broadcasting Co., Guaranteed Sr. Sub. Notes,
                         9.250% due 11/15/08                                               438,325
--------------------------------------------------------------------------------------------------
                                                                                         1,019,725
--------------------------------------------------------------------------------------------------
Building Materials -- 0.2%
   485,000      B      Atrium Cos. Inc., Guaranteed Sr. Sub. Notes, Series B,
                         10.500% due 5/1/09                                                464,388
--------------------------------------------------------------------------------------------------
Building Products -- 0.9%
   440,000      B      Amatek Industries Properties Ltd., Sr. Sub. Notes,
                         12.000% due 2/15/08(b)                                            418,000
   400,000      B      NCI Building Systems Inc., Sr. Sub. Notes, Series B,
                         9.250% due 5/1/09                                                 379,000
 1,020,000      B+     Nortek Inc., Sr. Notes, Series B, 9.125% due 9/1/07                 991,950
--------------------------------------------------------------------------------------------------
                                                                                         1,788,950
--------------------------------------------------------------------------------------------------
Cable Television -- 12.7%
                       Adelphia Communications Corp.:
 3,145,000      BB-      Sr. Discount Notes, zero coupon due 1/15/08                     1,364,144
 2,595,000      B+       Sr. Notes, Series B, 9.875% due 3/1/07                          2,646,900
   170,000      BB-    Century Communications Corp., Sr. Notes,
                         9.750% due 2/15/02                                                172,763
 1,075,000      B+     Charter Communication Holdings, Sr. Discount Notes,
                         step bond to yield 9.920% due 4/1/11(b)                           642,313
                       CSC Holdings Inc., Sr. Sub. Debentures:
 2,080,000      BB-      9.875% due 2/15/13                                              2,168,400
 1,300,000      BB-      10.500% due 5/15/16                                             1,407,250
 2,025,000/GBP/ B-     Diamond Holdings PLC, Guaranteed Notes,
                         10.000% due 2/1/08                                              3,284,359
   770,000      B      EchoStar DBS Corp., Sr. Notes, 9.375% due 2/1/09                    762,300
   570,000      B+     Insight Midwest, Sr. Notes, 9.750% due 10/1/09(b)                   585,675
                       NTL Inc., Sr. Notes, Series B:
 1,825,000      B-       11.500% due 10/1/08                                             1,943,625
   970,000      B-       Step bond to yield 12.375% due 10/1/08                            654,750
 1,680,000      BB-    Rogers Cablesystems, Guaranteed Sr. Sub. Debentures,
                         11.000% due 12/1/15                                             1,894,200
 1,000,000      B+     Telewest Communications PLC., Sr. Notes,
                         11.250% due 11/1/08                                             1,085,000
 5,555,000      B      United International Holdings, Inc., Sr. Discount Notes,
                         Series B, step bond to yield 11.235% due 2/15/08                3,187,181
 6,050,000      B2*    United Pan-Europe Communications N.V., Sr. Discount
                         Notes, step bond to yield 12.500% due 8/1/09(b)                 3,206,500
--------------------------------------------------------------------------------------------------
                                                                                        25,005,360
--------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    11

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+    RATING(a)                 SECURITY                                         VALUE
=================================================================================================
Casinos/Gambling -- 2.5%
   160,000    BB+    Circus Circus Enterprises, Sr. Sub. Notes,
                       7.625% due 7/15/13                                            $   135,600
   835,000    B      Harveys Casino Resorts, Sr. Sub. Notes, 10.625% due 6/1/06          845,438
                     Hollywood Casino Corp.:
   365,000    B        First Mortgage Notes, 13.000% due 8/1/06(b)                       379,600
 1,115,000    B        Guaranteed Sr. Sub. Notes, 11.250% due 5/1/07                   1,124,756
   790,000    B      Hollywood Park Inc., Guaranteed Sr. Sub. Notes,
                       Series B, 9.250% due 2/15/07                                      762,350
   800,000    B+     Horseshoe Gaming Holdings Corp., Guaranteed Sr. Notes,
                       8.625% due 5/15/09                                                770,000
                     Station Casinos, Sr. Sub. Notes:
   285,000    B+       10.125% due 3/15/06                                               292,838
   700,000    B+       8.875% due 12/1/08                                                677,250
-------------------------------------------------------------------------------------------------
                                                                                       4,987,832
-------------------------------------------------------------------------------------------------
Chemicals - Major -- 1.2%
                     Huntsman Corp.:
 5,000,000    B+       Sr. Discount Notes, zero coupon due 12/31/09(b)                 1,350,000
 1,055,000    B+       Sr. Sub. Notes, 10.125% due 7/1/09(b)                           1,047,088
-------------------------------------------------------------------------------------------------
                                                                                       2,397,088
-------------------------------------------------------------------------------------------------
Chemicals - Specialty -- 0.2%
                     Lyondell Chemical Co., Sr. Secured Notes:
   405,000    BB       Series A, 9.625% due 5/1/07                                       405,000
    55,000    BB       Series B, 9.875% due 5/1/07                                        54,450
-------------------------------------------------------------------------------------------------
                                                                                         459,450
-------------------------------------------------------------------------------------------------
Coal Mining -- 0.4%
   895,000    B      AEI Resources Inc., Guaranteed Sr. Sub. Notes,
                       10.500% due 12/15/05(b)                                           787,600
-------------------------------------------------------------------------------------------------
Construction/AG Equipment/Trucks -- 0.1%
   260,000    B      Columbus McKinnon Corp., Guaranteed Sr. Sub. Notes,
                       8.500% due 4/1/08                                                 236,600
-------------------------------------------------------------------------------------------------
Containers/Packaging -- 3.0%
 1,070,000    B      AEP Industries Inc., Sr. Sub. Notes, 9.875% due 11/15/07          1,016,500
   700,000/EUR/B1*   BSN Financing Co., Guaranteed Sr. Sub. Notes,
                       10.250% due 8/1/09(b)                                             750,488
   290,000    B      BWAY Corp., Guaranteed Sr. Sub. Notes, Series B,
                       10.250% due 4/15/07                                               290,725
   775,000    B      Huntsman Packaging Corp., Guaranteed Sr. Sub. Notes,
                       9.125% due 10/1/07                                                734,313
 1,635,000    B      Stone Container Corp., Guaranteed Sr. Notes,
                       11.500% due 8/15/06(b)                                          1,716,750

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+    RATING(a)                 SECURITY                                         VALUE
=================================================================================================
Containers/Packaging -- 3.0% (continued)
                     Tekni-Plex Inc.:
   435,000    B-       Guaranteed Sr. Sub. Notes, Series B, 9.250% due 3/1/08        $   419,775
   920,000    B-       Sr. Sub. Notes, Series B, 11.250% due 4/1/07                      968,300
-------------------------------------------------------------------------------------------------
                                                                                       5,896,851
-------------------------------------------------------------------------------------------------
Contract Drilling -- 1.4%
 1,060,000    BB     Pride International Inc., Sr. Notes, 10.000% due 6/1/09           1,065,300
                     RBF Finance Corp.:
   725,000    BB-      Guaranteed Sr. Secured Notes, 11.375% due 3/15/09                 769,406
   785,000    Ba3*     Sr. Notes, 12.250% due 3/15/06                                    828,175
-------------------------------------------------------------------------------------------------
                                                                                       2,662,881
-------------------------------------------------------------------------------------------------
Discount Stores -- 1.2%
 1,560,000    B+     Ames Department Stores Inc., Sr. Notes, 10.000% due 4/15/06       1,532,700
   675,000    BB+    Kmart Corp., Debentures, 12.500% due 3/1/05                         803,250
-------------------------------------------------------------------------------------------------
                                                                                       2,335,950
-------------------------------------------------------------------------------------------------
Diversified Commercial Services -- 1.2%
 1,100,000    B2*    Intertek Finance PLC, Guaranteed Sr. Sub. Notes,
                       10.250% due 11/1/06                                             1,020,250
 1,350,000    B-     Outsourcing Solutions Inc., Sr. Sub. Notes, Series B,
                       11.000% due 11/1/06                                             1,309,500
-------------------------------------------------------------------------------------------------
                                                                                       2,329,750
-------------------------------------------------------------------------------------------------
Diversified Financial Services -- 0.4%
                     Amresco Inc., Sr. Sub. Notes:
   500,000    CCC+     10.000% due 3/15/04                                               315,000
   885,000    CCC+     9.875% due 3/15/05                                                531,000
-------------------------------------------------------------------------------------------------
                                                                                         846,000
-------------------------------------------------------------------------------------------------
Diversified Manufacture -- 0.5%
   505,000    B-     Blount Inc., Sr. Sub. Notes, 13.000% due 8/1/09(b)                  518,256
   550,000    B+     Park-Ohio Industries, Inc., Sr. Sub. Notes,
                       9.250% due 12/1/07                                                514,250
-------------------------------------------------------------------------------------------------
                                                                                       1,032,506
-------------------------------------------------------------------------------------------------
Drugs - Generic -- 1.5%
 3,175,000    BB     ICN Pharmaceuticals, Inc., Series B, Sr. Notes,
                       9.250% due 8/15/05                                              3,020,219
-------------------------------------------------------------------------------------------------
Electronic Components -- 0.9%
   672,000    B+     Celestica International Inc., Sr. Sub. Notes,
                       10.500% due 12/31/06                                              710,640
 1,415,000    B-     Viasystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07                1,146,150
-------------------------------------------------------------------------------------------------
                                                                                       1,856,790
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    13

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT     RATING(a)                 SECURITY                                         VALUE
=================================================================================================
Engineering & Construction -- 2.0%
   515,000    B-     American Plumbing & Mechanic, Guaranteed Sr.
                       Sub. Notes, 11.625% due 10/15/08(b)                           $   468,650
   850,000    B-     Group Maintenance American Corp., Guaranteed
                       Sr. Sub. Notes, 9.750% due 1/15/09                                816,000
   630,000    BB-    Integrated Electrical Services Inc., Guaranteed Sr.
                       Sub. Notes, Series B, 9.375% due 2/1/09                           611,100
   915,000    B+     Metromedia Fiber Network, Inc., Sr. Notes,
                       10.000% due 11/15/08                                              905,850
 1,080,000    BB-    Williams Communications Group Inc., Sr. Notes,
                       10.875% due 10/1/09                                             1,109,700
-------------------------------------------------------------------------------------------------
                                                                                       3,911,300
-------------------------------------------------------------------------------------------------
Environmental Services -- 2.8%
 5,000,000    B+     Allied Waste North America, Inc., Sr. Sub. Notes,
                       10.000% due 8/1/09(b)                                           4,275,000
   650,000    B+     IT Group Inc., Guaranteed Sr. Sub. Notes, Series B,
                       11.250% due 4/1/09(b)                                             611,000
   635,000    B+     URS Corp., Sr. Sub. Notes, Series B, 12.250% due 5/1/09             647,700
-------------------------------------------------------------------------------------------------
                                                                                       5,533,700
-------------------------------------------------------------------------------------------------
Food Distributors -- 1.5%
 1,385,000    B2*    Carrols Corp., Guaranteed Sr. Sub. Notes,
                       9.500% due 12/1/08                                              1,163,400
 1,250,000    B      Imperial Holly Corp., Guaranteed Sr. Sub. Notes,
                       9.750% due 12/15/07                                             1,171,875
   620,000    B-     Premier International Foods PLC, Sr. Notes,
                       12.000% due 9/1/09(b)                                             624,650
-------------------------------------------------------------------------------------------------
                                                                                       2,959,925
-------------------------------------------------------------------------------------------------
Foods - Specialty/Candy -- 0.3%
   600,000    B-     B&G Foods Inc., Guaranteed Sr. Sub. Notes,
                       9.625% due 8/1/07                                                 538,500
-------------------------------------------------------------------------------------------------
Forest Products -- 0.6%
   985,000    B      Ainsworth Lumber Co. Ltd., Sr. Notes, 12.500% due 7/15/07         1,085,962
-------------------------------------------------------------------------------------------------
Home Furnishings -- 0.3%
   525,000    B      Falcon Products Inc., Guaranteed Sr. Sub. Notes,
                       Series B, 11.375% due 6/15/09                                     496,125
-------------------------------------------------------------------------------------------------
Homebuilding -- 0.5%
 1,020,000    BB-    U.S. Home Corp., Sr. Sub. Notes, 8.875% due 2/15/09                 918,000
-------------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 2.2%
   575,000    Ba3*   Fresenius Medical Care Capital Trust I, Trust Preferred
                       Securities, 9.000% due 12/1/06                                    557,750

                      See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT     RATING(a)                 SECURITY                                         VALUE
=================================================================================================
Hospital/Nursing Management -- 2.2% (continued)
   510,000    Ba3*   Fresenius Medical Care Capital Trust II, Series A,
                       Guaranteed Trust Preferred Securities, 7.875% due 2/1/08      $   453,900
 3,920,000    B-     Magellan Health Services, Inc., Sr. Sub. Notes,
                       9.000% due 2/15/08                                              3,312,400
-------------------------------------------------------------------------------------------------
                                                                                       4,324,050
-------------------------------------------------------------------------------------------------
Hotels/Resorts -- 2.5%
   700,000    B-     Courtyard By Marriott II LP/Courtyard Finance Co.,
                       Sr. Secured Notes, Series B, 10.750% due 2/1/08                   665,000
 2,500,000    BB     HMH Properties, Inc., Guaranteed Sr. Notes, Series C,
                       8.450% due 12/1/08                                              2,228,125
 1,345,000    B+     Intrawest Corp., Sr. Notes, 9.750% due 8/15/08                    1,304,650
                     Sun International Hotels Ltd., Guaranteed Sr. Sub. Notes:
   225,000    Ba3*     9.000% due 3/15/07                                                209,250
   470,000    Ba3*     8.625% due 12/15/07                                               433,575
-------------------------------------------------------------------------------------------------
                                                                                       4,840,600
-------------------------------------------------------------------------------------------------
Industrial Specialties -- 0.3%
   450,000EUR B1*    Leica Geosystems Finance, Guaranteed Sr. Sub. Notes,
                       9.875% due 12/15/09(b)                                            472,997
-------------------------------------------------------------------------------------------------
Insurance - Multi-Line -- 0.7%
 1,350,000    BB+    SIG Capital Trust I, Guaranteed Trust Preferred
                       Securities, 9.500% due 8/15/27                                  1,009,125
   450,000    B      Veritas Capital Trust, Guaranteed Trust Preferred Securities,
                       10.000% due 1/1/28                                                340,875
-------------------------------------------------------------------------------------------------
                                                                                       1,350,000
-------------------------------------------------------------------------------------------------
Internet Services -- 4.4%
   430,000    Caa2*  Cybernet Internet Services International, Sr. Notes,
                       14.000% due 7/1/09(b)                                             369,800
                     PSINet Inc., Sr. Notes:
 2,040,000    B-       11.500% due 11/1/08                                             2,142,000
 1,025,000    B-       11.000% due 8/1/09(b)                                           1,045,500
   425,000EUR B-       11.000% due 8/1/09(b)                                             452,303
 1,575,000    B-       Series B, 10.000% due 2/15/05                                   1,551,375
 1,625,000    NR     Splitrock Services, Inc., Guaranteed Sr. Notes,
                       11.750% due 7/15/08                                             1,495,000
                     Verio Inc., Sr. Notes:
   535,000    B-       10.375% due 4/1/05                                                539,013
   840,000    B-       11.250% due 12/1/08                                               875,700
   185,000    CCC+   WAM!NET Inc., Guaranteed Sr. Discount Notes, Series B,
                       step bond to yield 12.554% due 3/1/05                             108,919
-------------------------------------------------------------------------------------------------
                                                                                       8,579,610
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund, Inc.                                                   15

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+    RATING(a)                 SECURITY                                         VALUE
================================================================================================
Leisure/Movies/Entertainment -- 1.1%
   500,000    B-     AMC Entertainment Inc., Sr. Sub. Notes, 9.500% due 2/1/11       $   433,750
 1,850,000    B-     SFX Entertainment, Inc., Guaranteed Sr. Sub. Notes,
                       Series B, 9.125% due 2/1/08                                     1,711,250
------------------------------------------------------------------------------------------------
                                                                                       2,145,000
------------------------------------------------------------------------------------------------
Machinery - Industrial Components -- 0.3%
   610,000    B-     Alvey Systems Inc., Sr. Sub. Notes, 11.375% due 1/31/03             621,437
------------------------------------------------------------------------------------------------
Media Conglomerates -- 0.1%
   125,000GBP B      Polestar Corp. PLC, Sr. Notes, Series B,
                       10.500% due 5/30/08                                               198,959
------------------------------------------------------------------------------------------------
Medical Specialties -- 0.3%
   505,000    B-     Hangar Orthopedic Group, Sr. Sub. Notes,
                       11.250% due 6/15/09(b)                                            497,425
------------------------------------------------------------------------------------------------
Metals/Minerals - Other -- 0.3%
   700,000    B-     Haynes International, Inc., Sr. Notes, 11.625% due 9/1/04           655,375
------------------------------------------------------------------------------------------------
Miscellaneous -- 0.1%
   190,000    B-     Key Plastics Inc., Guaranteed Sr. Sub. Notes, Series B,
                       10.250% due 3/15/07                                               156,275
------------------------------------------------------------------------------------------------
Multi-Sector Companies -- 0.5%
 1,060,000    B-     Triarc Consumer Beverage, Sr. Sub. Notes,
                       10.250% due 2/15/09(b)                                            999,050
------------------------------------------------------------------------------------------------
Newspapers -- 0.9%
 2,000,000    B+     Garden State Newspapers, Inc., Sr. Sub. Notes,
                       8.625% due 7/1/11                                               1,805,000
------------------------------------------------------------------------------------------------
Oil/Gas Production -- 6.2%
                     Belco Oil & Gas Corp., Series B:
   500,000    B1*      Guaranteed Sr. Sub. Notes, 10.500% due 4/1/06                     512,500
   505,000    B1*      Sr. Sub. Notes, 8.875% due 9/15/07                                481,012
   465,000    B      Canadian Forest Oil, Guaranteed Sr. Sub. Notes,
                       10.500% due 1/15/06                                               476,625
   185,000    B      Chesapeake Energy Corp., Sr. Notes, 9.625% due 5/1/05               174,825
 2,100,000    B+     Clark USA Inc., Sr. Notes, Series B, 10.875% due 12/1/05          1,680,000
 1,165,000    B+     Nuevo Energy Co., Sr. Sub. Notes, 9.500% due 6/1/08(b)            1,138,788
                     Ocean Energy, Inc., Guaranteed Sr. Sub. Notes:
 3,300,000    BB-      10.375% due 10/15/05                                            3,456,750
   850,000    BB-      9.750% due 10/1/06                                                875,500
   970,000    B+     Parker Drilling Co., Guaranteed Sr. Sub. Notes, Series D,
                       9.750% due 11/15/06                                               937,263
                     Plain Resources Inc., Sr. Sub. Notes:
 1,125,000    B        10.250% due 3/15/06(b)                                          1,136,250
   315,000    B        10.250% due 3/15/06                                               318,150

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT     RATING(a)                 SECURITY                                         VALUE
=================================================================================================
Oil/Gas Production -- 6.2% (continued)
   675,000    B      Stone Energy Corp., Guaranteed Sr. Sub. Notes,
                       8.750% due 9/15/07                                            $   648,000
   375,000    B+     Vintage Petroleum, Sr. Sub. Notes, 9.750% due 6/30/09               377,813
-------------------------------------------------------------------------------------------------
                                                                                      12,213,476
-------------------------------------------------------------------------------------------------
Oil/Gas Transmission -- 0.3%
   585,000    BB-    Leviathan Gas Pipeline Partners, Guaranteed
                       Sr. Sub. Notes, 10.375% due 6/1/09                                596,700
-------------------------------------------------------------------------------------------------
Oilfield Services/Equipment -- 0.1%
   145,000    B-     Parker Drilling Co., Guaranteed Sr. Sub. Notes, Series D,
                       5.500% due 8/1/04                                                 102,950
-------------------------------------------------------------------------------------------------
Paper -- 3.1%
 1,130,000    B      Doman Industries Ltd., Sr. Notes, 8.750% due 3/15/04                923,775
 1,075,000EUR B      Kappa Beheer BV, Guaranteed Sr. Sub. Notes,
                       10.625% due 7/15/09(b)                                          1,151,123
 1,160,000    CCC+   Repap New Brunswick Inc., Sr. Secured Notes,
                       10.625% due 4/15/05                                             1,029,500
                     Riverwood International Corp.:
   730,000    B-       Guaranteed Sr. Notes, 10.625% due 8/1/07                          746,425
 1,370,000    CCC+     Guaranteed Sr. Sub. Notes, 10.875% due 4/1/08                   1,328,900
   890,000    BB+    Tembec Industries Inc., Guaranteed Sr. Notes,
                       9.875% due 9/30/05                                                925,600
-------------------------------------------------------------------------------------------------
                                                                                       6,105,323
-------------------------------------------------------------------------------------------------
Pharmaceuticals - Other -- 0.4%
   765,000    B      King Pharmaceutical Inc., Guaranteed Sr. Sub. Notes,
                       10.750% due 2/15/09                                               780,300
-------------------------------------------------------------------------------------------------
Photographic Products -- 0.4%
   860,000    BB-    Polaroid Corp., Sr. Notes, 11.500% due 2/15/06                      851,400
-------------------------------------------------------------------------------------------------
Printing/Forms -- 0.3%
   680,000    Baa3*  World Color Press Inc., Sr. Sub. Notes, 7.750% due 2/15/09          640,050
-------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 1.0%
   700,000    NR     Ocwen Asset Investment Corp., Redeemable Notes,
                       11.500% due 7/1/05                                                591,500
 1,200,000    Baa3*  Trizec Finance Ltd., Guaranteed Sr. Notes,
                       10.875% due 10/15/05                                            1,272,000
-------------------------------------------------------------------------------------------------
                                                                                       1,863,500
-------------------------------------------------------------------------------------------------
Recreational Products/Toys -- 0.4%
   700,000EUR B2*    Head Holding, Sr. Notes, 10.750% due 7/15/06(b)                     717,378
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund, Inc.                                                   17

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+    RATING(a)                 SECURITY                                         VALUE
=================================================================================================
Rental/Leasing Companies -- 1.2%
   840,000    BB-    Avis Rent A Car Inc., Sr. Sub. Notes, 11.000% due 5/1/09(b)     $   871,500
   370,000    B      NationsRent, Inc., Guaranteed Sr. Sub. Notes,
                       10.375% due 12/15/08                                              359,825
 1,235,000    BB-    United Rentals Inc., Guaranteed Sr. Sub. Notes,
                       9.250% due 1/15/09                                              1,120,763
-------------------------------------------------------------------------------------------------
                                                                                       2,352,088
-------------------------------------------------------------------------------------------------
Restaurants -- 0.4%
 1,095,000    B      Advantica Restaurant Group, Sr. Notes,
                       11.250% due 1/15/08                                               845,887
-------------------------------------------------------------------------------------------------
Retail - Food Chains -- 0.3%
   140,000    CCC+   Pathmark Stores, Sub. Notes, 12.625% due 6/15/02                    141,225
   405,000    B+     Stater Brothers Holdings, Sr. Notes, 10.750% due 8/15/06(b)         413,100
-------------------------------------------------------------------------------------------------
                                                                                         554,325
-------------------------------------------------------------------------------------------------
Retail - Other Specialties -- 0.5%
 1,000,000    B-     Advance Stores Co., Inc., Guaranteed Sr. Sub. Notes,
                       Series B, 10.250% due 4/15/08                                     920,000
-------------------------------------------------------------------------------------------------
Savings & Loan Associations -- 1.4%
 1,075,000    B2*    Ocwen Capital Trust I, Guaranteed Capital Securities,
                       10.875% due 8/1/27                                                682,625
 1,000,000    B+     Ocwen Federal Bank FSB, Sub. Debentures,
                       12.000% due 6/15/05                                               950,000
 1,205,000    B+     Ocwen Financial Corp., Notes, 11.875% due 10/1/03                 1,126,675
-------------------------------------------------------------------------------------------------
                                                                                       2,759,300
-------------------------------------------------------------------------------------------------
Semiconductors -- 0.5%
   985,000    B      Fairchild Semiconductor Inc., Sr. Sub. Notes,
                       10.125% due 3/15/07                                               977,612
-------------------------------------------------------------------------------------------------
Steel/Iron Ore -- 1.8%
   715,000    B+     Russel Metals Corp., Sr. Notes, 10.000% due 6/1/09                  669,419
 2,035,000    B+     WCI Steel Inc., Sr. Notes, 10.000% due 12/1/04                    1,999,388
   985,000    B-     WHX Corp., Sr. Notes, 10.500% due 4/15/05                           916,050
-------------------------------------------------------------------------------------------------
                                                                                       3,584,857
-------------------------------------------------------------------------------------------------
Telecommunications - Major U.S. -- 0.1%
   285,000    B      Primus Telecommunications Group Inc., Sr. Notes,
                       11.750% due 8/1/04(b)                                             281,438
-------------------------------------------------------------------------------------------------
Telecommunications - Other -- 10.1%
 1,310,000    NR     E.Spire Communications, Inc., Sr. Notes, step bond to yield
                       12.172% due 7/1/08                                                530,550
   425,000EUR B+     ESAT Telecom, Sr. Notes, 11.8750% due 11/1/09                       456,770

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+    RATING(a)                 SECURITY                                         VALUE
=================================================================================================
Telecommunications - Other -- 10.1% (continued)
                     Esprit Telecom, Sr. Notes:
   299,999DEM B-       11.500% due 12/15/06                                          $   164,436
   575,000    B-       11.500% due 12/15/07                                              590,812
   400,000    B-       10.875% due 6/15/08                                               402,000
 1,375,000    NR     FaciliCom International Inc., Sr. Notes,
                       10.500% due 1/15/08                                             1,278,750
                     Hermes Europe Railtel B.V., Sr. Notes:
 1,550,000    B        11.500% due 8/15/07                                             1,542,250
   450,000    B        10.375% due 1/15/09                                               427,500
                     ICG Holdings Inc.:
   915,000    B-       Guaranteed Sr. Discount Notes, step bond to yield
                         12.855% due 9/15/05                                             695,400
   650,000    B-       Sr. Discount Notes, step bond to yield
                         12.934% due 9/15/05                                             559,000
                     Intermedia Communications Co.:
                       Sr. Discount Notes:
   390,000    B          Step bond to yield 10.357% due 5/15/06                          316,875
   460,000    B          Step bond to yield 11.213% due 7/15/07                          318,550
   385,000    B        Sr. Notes, 9.500% due 3/1/09                                      357,088
   900,000    B-     KMC Telecom Holding, Sr. Notes, 13.500% due 5/15/09(b)              884,250
 3,200,000    B      Level 3 Communications Inc., Sr. Discount Notes,
                       step bond to yield 11.200% due 12/1/08                          1,880,000
                     Microcell Telecommunications Inc., Sr. Discount Notes:
   405,000    B3*      Step bond to yield 11.842% due 6/1/06                             337,163
 1,905,000    B-       Step bond to yield 11.759% due 6/1/09                           1,176,338
                     NEXTLINK Communications, Inc., L.C.C./Nextlink Capital, Inc.:
 1,605,000    B        Sr. Discount Notes, step bond to yield 12.039% due 6/1/09         950,963
                       Sr. Notes:
   215,000    B          12.500% due 4/15/06                                             228,975
 1,675,000    B          10.750% due 6/1/09                                            1,700,125
 1,050,000    BB-    Orange PLC, Sr. Notes, 9.000% due 6/1/09(b)                       1,086,750
 1,175,000    B-     Primus Telecommunications Group Inc., Sr. Notes,
                       11.750% due 8/1/04                                              1,145,625
                     Tele 1 Europe B.V., Sr. Notes:
   400,000EUR B-       13.000% due 2/15/09(b)                                            422,544
   610,000    B-       13.000% due 5/15/09(b)                                            585,600
   285,000    NR     VersaTel Telecom International B.V., Sr. Notes,
                       13.250% due 5/15/08                                               285,713
   805,000    B-     Viatel, Inc., Sr. Notes, 11.250% due 4/15/08                        760,725
   825,000    B      Worldwide Fiber, Inc., Sr. Notes, 12.000% due 8/1/09(b)             829,125
-------------------------------------------------------------------------------------------------
                                                                                      19,913,877
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund, Inc.                                                   19

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+    RATING(a)                 SECURITY                                         VALUE
================================================================================================
Telephone - Cellular -- 6.8%
                     AirGate PCS Inc., Sr. Sub. Discount Notes:
   870,000    NR       Step bond to yield 13.213% due 10/1/09                        $   535,050
   275,000    CCC      Step bond to yield 13.548% due 10/1/09                            140,937
   735,000    CCC+   Centennial Cellular Corp., Sr. Sub. Notes,
                       10.750% due 12/15/08                                              768,075
 1,000,000CAD B      Clearnet Communications Inc., Sr. Discount Notes,
                       step bond to yield 13.794% due 5/15/08                            414,712
 1,975,000    B      Crown Castle International Corp., Sr. Discount Notes,
                       step bond to yield 11.061% due 5/15/11                          1,175,125
   555,000    NR     Dobson/Sygnet Communications, Sr. Notes,
                       12.250% due 12/15/08                                              591,769
                     Dolphin Telecom PLC., Sr. Discount Notes:
 1,575,000    CCC+     Step bond to yield 11.417% due 6/1/08                             702,844
 1,575,000EUR CCC+     Step bond to yield 11.625% due 6/1/08                             670,473
 2,850,000    B-     Millicom International Cellular S.A., Sr. Discount Notes,
                       step bond to yield 13.904% due 6/1/06                           2,059,125
                     Nextel Communications, Inc., Sr. Discount Notes:
 1,515,000    B-       Step bond to yield 10.824% due 9/15/07                          1,136,250
   545,000    B-       Step bond to yield 10.547% due 2/15/08                            386,950
   255,000    B3*    Nextel Partners Inc. Sr. Discount Notes, step bond to
                       yield 13.110% due 2/1/09                                          155,869
   665,000    B3*    Omnipoint Corp., Sr. Notes, 11.500% due 9/15/09(b)                  698,250
 1,220,000    NR     Spectrasite Holdings, Inc., Sr. Discount Notes,
                       step bond to yield 11.141% due 4/15/09                            634,400
   950,000    B3*    TeleCorp PCS Inc., Sr. Discount Notes, step bond to
                       yield 12.335% due 4/15/09(b)                                      584,250
                     Telesystems International Wireless Inc., Sr. Discount Notes:
 2,350,000    CCC+     Series B, step bond to yield 11.659% due 6/30/07                1,169,125
 1,425,000    CCC+     Series C, step bond to yield 10.980% due 11/1/07                  598,500
   735,000    B3*    Triton PCS Inc., Guaranteed Sr. Sub. Discount Notes,
                       step bond to yield 11.744% due 5/1/08                             507,150
   745,000    B3*    US Unwired Inc., Sr. Discount Notes, step bond to yield
                       13.345% due 11/1/04(b)                                            394,850
------------------------------------------------------------------------------------------------
                                                                                      13,323,704
------------------------------------------------------------------------------------------------
Textiles -- 0.3%
 1,450,000DEM B3*    Texon International PLC, Sr. Notes, 10.000% due 2/1/08              677,897
------------------------------------------------------------------------------------------------
Transportation - Marine -- 0.6%
   475,000    B-     Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09              457,188
   675,000    BB-    Sea Containers Ltd., Sr. Sub. Debentures, Series A,
                       12.500% due 12/1/04                                               715,500
------------------------------------------------------------------------------------------------
                                                                                       1,172,688
------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+    RATING(a)                 SECURITY                                       VALUE
=================================================================================================
Unregulated Power Generation -- 2.2%
                     AES Corp.:
 1,870,000    Ba1*     Sr. Notes, 9.500% due 6/1/09                                $   1,874,675
 1,340,000    Ba3*     Sr. Sub. Notes, 10.250% due 7/15/06                             1,353,400
 1,000,000    BB+    Calpine Corp., Sr. Notes, 10.500% due 5/15/06                     1,037,500
-------------------------------------------------------------------------------------------------
                                                                                       4,265,575
-------------------------------------------------------------------------------------------------
Wholesale Distributors -- 0.5%
   440,000    B      Buhrmann US Inc., Sr. Sub. Notes, 12.250% due 11/1/09(b)           435,600
   675,000    B-     Fisher Scientific International Inc., Sr. Sub. Notes,
                       9.000% due 2/1/08                                                 637,875
-------------------------------------------------------------------------------------------------
                                                                                       1,073,475
-------------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS AND NOTES
                     (Cost -- $195,672,847)                                          184,911,627
=================================================================================================

  SHARES                         SECURITY                                              VALUE
=================================================================================================
PREFERRED STOCK -- 0.4%

Broadcasting -- 0.3%
     5,085           Capstar Broadcasting Corp., Series E,
                       12.625% Cumulative Exchangeable                                   600,030
-------------------------------------------------------------------------------------------------
Savings and Loan Associations -- 0.1%
    10,100           California Federal Preferred Capital Corp., Series A,
                       9.125% Noncumulative Exchangeable                                 224,725
-------------------------------------------------------------------------------------------------
Telephone - Cellular -- 0.0%
       190           Dobson Communications Corp., 13.000% Exchangeable(b)                 17,860
-------------------------------------------------------------------------------------------------
                     TOTAL PREFERRED STOCK
                     (Cost -- $1,460,616)                                                842,615
=================================================================================================
WARRANTS(c) -- 0.2%
Broadcasting -- 0.0%
     1,075           Australis Holdings Ltd., Expire 10/30/01(b)                               0
     1,950           UIH Australia/Pacific Inc., Expire 5/15/06                           58,500
-------------------------------------------------------------------------------------------------
                                                                                          58,500
-------------------------------------------------------------------------------------------------
Cable Television -- 0.0%
       750           Wireless One Inc., Expire 10/19/00                                      188
-------------------------------------------------------------------------------------------------
Internet Services -- 0.1%
     1,625           Splitrock Services, Inc., Expire 7/15/08                            154,375
     2,100           WAM!NET Inc., Expire 3/1/05(b)                                       47,775
       430           Znet Internet Services, Expire 7/1/09(b)                             51,600
-------------------------------------------------------------------------------------------------
                                                                                         253,750
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    21

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                       SMITH BARNEY HIGH INCOME PORTFOLIO

   SHARES                               SECURITY                                        VALUE
=================================================================================================
Telecommunications - Other -- 0.1%
       700           RSL Communications Ltd., Expire 11/15/06(b)                    $     28,000
                     Tele1 Europe B.V.:
       375             Expire 5/15/09                                                     30,000
       400EUR          Expire 5/15/09                                                     33,635
       285           VersaTel Telecom International B.V., Expire 5/15/08(b)               41,325
-------------------------------------------------------------------------------------------------
                                                                                         132,960
-------------------------------------------------------------------------------------------------
Telephone Cellular -- 0.0%
       925           Iridium World Communications Ltd., Expire 7/15/05(b)                      9
-------------------------------------------------------------------------------------------------
                     TOTAL WARRANTS
                     (Cost -- $240,653)                                                  445,407
=================================================================================================

   FACE
  AMOUNT                                SECURITY                                       VALUE
=================================================================================================
REPURCHASE AGREEMENT -- 5.3%
$10,380,000          Goldman Sachs & Co., 5.180% due 11/1/99;
                     Proceeds at maturity -- $10,384,481; (Fully
                     collateralized by U.S. Treasury Bills, Notes and Bonds,
                     0.000% to 10.000% due 12/2/99 to 11/15/27;
                     Market value -- $10,730,870) (Cost -- $10,380,000)               10,380,000
=================================================================================================
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $207,754,116**)                                       $196,579,649
=================================================================================================

+    Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)  Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     Currency abbreviations used in this schedule:
     ---------------------------------------------
     CAD -- Canadian Dollar
     DEM -- German Mark
     EUR -- Euro
     GBP -- British Pound

     See page 48 for definitions of ratings.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO


   FACE
  AMOUNT                             SECURITY                                          VALUE
=================================================================================================
U.S. GOVERNMENT SECTOR -- 21.9%
U.S. Treasury Obligations -- 13.9%
$   460,000          U.S. Treasury Notes, 4.250% due 11/15/03                       $   432,124
                     U.S. Treasury Bonds:
 16,345,000            5.250% due 5/15/04                                            15,882,600
  1,190,000            5.500% due 5/15/09+                                            1,141,388
  2,905,000            6.375% due 8/15/27                                             2,891,521
    950,000            6.125% due 11/15/27+                                             917,320
-------------------------------------------------------------------------------------------------
                                                                                     21,264,953
-------------------------------------------------------------------------------------------------
U.S. Government Agencies -- 8.0%
                     Federal National Mortgage Association (FNMA):
    315,559            6.500% due 5/1/13 - 2/15/29                                      302,543
    183,679            7.000% due 5/1/11                                                183,507
                     Government National Mortgage Association (GNMA):
      1,154            6.000% due 11/20/27                                                1,164
  1,630,692            6.500% due 8/15/27 - 7/15/29                                   1,558,828
  5,395,843            7.000% due 11/15/25 - 5/15/28                                  5,294,671
    823,407            7.500% due 6/15/23 - 10/15/23                                    825,976
  3,992,989            8.000% due 10/15/24 - 3/15/28                                  4,088,021
-------------------------------------------------------------------------------------------------
                                                                                     12,254,710
-------------------------------------------------------------------------------------------------
                     TOTAL U.S. GOVERNMENT SECTOR
                     (Cost -- $34,039,890)                                           33,519,663
=================================================================================================

   FACE
  AMOUNT     RATING(a)           SECURITY                                              VALUE
=================================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.1%
    340,000  BBB     Commercial Mortgage Acceptance Corp.,
                       7.054% due 12/15/10                                              313,597
    380,000  Aaa*    Countrywide Home Loans, 6.750% due 4/25/28                         357,260
    405,000  BBB     GGP Ala Moana, 7.650% due 9/10/04                                  403,228
                     GGP Ivanhoe:
    176,000  BBB       7.920% due 10/10/04                                              176,000
    210,000  BBB-      8.670% due 10/10/04                                              210,000
    905,000  BBB     GMAC Commercial Mortgage Securities Inc.,
                       6.500% due 7/15/10                                               799,334
    240,000  Baa2*   GS Mortgage Securities Corp. II, 7.190% due 4/13/31                216,300
    149,000  BBB     Merrill Lynch Mortgage Investors Inc., 7.113% due 2/15/30          136,312
    205,000  BBB+    Morgan Stanley Capital Inc., 7.150% due 6/5/30                     191,034
    213,884  AAA     PNC Mortgage Securities Corp., 6.600% due 7/25/27                  214,419
    121,258  AAA     Rural Housing Trust, 6.330% due 4/1/26                             119,789
=================================================================================================
                     TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                     (Cost -- $3,280,136)                                             3,137,273
=================================================================================================

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    23

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO


   FACE
  AMOUNT     RATING(a)           SECURITY                                              VALUE
=================================================================================================
ASSET-BACKED SECURITIES -- 0.7%
$  400,000   BB      Airplanes Pass-Through Trust, 10.875% due 3/15/19              $   408,000
    95,000   Baa3*   ContiMortgage Home Equity Loan Trust,
                       7.670% due 3/15/28                                                87,578
   535,000   AAA     Green Tree Financial Corp., 6.240% due 11/1/16                     527,205
    99,534   AAA     Green Tree Recreational, Equipment & Consumer Trust,
                       6.550% due 7/15/28                                               100,150
-------------------------------------------------------------------------------------------------
                     TOTAL ASSET-BACKED SECURITIES
                     (Cost -- $1,170,095)                                             1,122,933
=================================================================================================
CORPORATE BONDS AND NOTES -- 47.6%
Advertising -- 0.9%
   275,000   B       Adams Outdoor Advertising L.P., Sr. Notes,
                       10.750% due 3/15/06                                              283,937
   230,000   B-      AOA Holding LLC/AOA Capital Corp., Sr. Notes,
                       10.375% due 6/1/06(b)                                            229,137
                     Lamar Advertising Co., Guaranteed Sr. Sub. Notes:
   150,000   B1*       9.625% due 12/1/06                                               153,375
   300,000   B1*       9.250% due 8/15/07                                               306,750
                     Outdoor Systems, Inc., Guaranteed Sr. Sub. Notes:
   350,000   B1*       8.875% due 6/15/07                                               357,875
    15,000   B1*       9.375% due 10/15/09                                               15,637
-------------------------------------------------------------------------------------------------
                                                                                      1,346,711
-------------------------------------------------------------------------------------------------
Aerospace -- 0.9%
                     Argo-Tech Corp., Guaranteed Sr. Sub. Notes:
   290,000   B-        8.625% due 10/1/07                                               247,225
    90,000   NR        Series D, 8.625% due 10/1/07                                      76,725
                     BE Aerospace Inc., Sr. Sub. Notes:
   550,000   B1*       8.000% due 3/1/08                                                490,875
    50,000   B1*       9.500% due 11/1/08                                                48,125
   290,000   B-      Decrane Aircraft Holdings Inc., Sr. Sub. Notes,
                       12.000% due 9/30/08(b)                                           289,275
    50,000   B-      K&F Industries, Sr. Sub. Notes, 9.250% due 10/15/07                 49,000
                     L-3 Communications Corp., Sr. Sub. Notes:
   100,000   B         Series B, Guaranteed Sr. Sub. Notes, 8.000% due 8/1/08            95,750
                       Sr. Sub. Notes:
    80,000   B           8.500% due 5/15/08                                              75,600
    45,000   B           Series B, 10.375% due 5/1/07                                    46,575
-------------------------------------------------------------------------------------------------
                                                                                      1,419,150
-------------------------------------------------------------------------------------------------
Agriculture -- 0.0%
    26,980   NR      Premium Standard Farms Inc., Sr. Secured Notes,
                       11.000% due 9/17/03                                               24,821
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT     RATING(a)           SECURITY                                              VALUE
===============================================================================================
Airlines -- 0.8%
$  700,000   Ba2*    Calair LLC/Calair Capital Corp., Guaranteed Sr. Notes,
                       8.125% due 4/1/08                                            $   655,375
                     Canadian Airlines Corp., Sr. Notes:
   150,000   B-        10.000% due 5/1/05                                               119,250
   100,000   CCC-      12.250% due 8/1/06                                                65,000
   280,000   Caa1*   Cathay International Ltd., Sr. Notes,
                       13.000% due 4/15/08(b)                                           137,200
    90,000   B-      GEO Specialty Chemicals, Inc., Sr. Sub. Notes,
                       10.125% due 8/1/08(b)                                             82,575
                     Trans World Airlines, Inc.:
    70,000   B2*       Sr. Notes, 11.500% due 12/15/04                                   51,800
   230,000   Caa1*     Sr. Sub. Notes, 11.375% due 3/1/06                               115,000
-----------------------------------------------------------------------------------------------
                                                                                      1,226,200
-----------------------------------------------------------------------------------------------
Automotive -- 0.7%
   180,000   B       Dura Operating Corp., Sr. Sub. Notes,
                       9.000% due 5/1/09(b)                                             167,400
   300,000   BB-     Lear Corp., Sub. Notes, 9.500% due 7/15/06                         312,750
   120,000   B       Motors and Gears, Inc., Sr. Notes, Series D,
                       10.750% due 11/15/06                                             118,200
   300,000   Ba2*    Navistar International Inc., Sr. Sub. Notes,
                       8.000% due 2/1/08                                                294,000
    60,000   B-      Safety Components International Corp., Sr. Sub. Notes,
                       10.125% due 7/15/07                                               46,200
    90,000   B       Transportation Manufacturing Operations Inc.,
                       Guaranteed Sr. Sub. Notes, 11.250% due 5/1/09(b)                  90,225
-----------------------------------------------------------------------------------------------
                                                                                      1,028,775
-----------------------------------------------------------------------------------------------
Banking -- 0.3%
    60,000   B-      Imperial Credit Capital Trust I, Guaranteed Notes,
                       Series B, 10.250% due 6/14/02                                     48,450
    30,000   B-      Imperial Credit Industries Inc., Sr. Notes, Series B,
                       9.875% due 1/15/07                                                22,875
    45,000   Baa3*   North Fork Capital Trust, 8.700% due 12/15/26                       47,250
   280,000   B2*     Ocwen Capital Trust I, Guaranteed Capital Securities,
                       10.875% due 8/1/27                                               177,800
    45,000   B+      Ocwen Federal Bank FSB, Sub. Debentures,
                       12.000% due 6/15/05                                               42,750
    30,000   Baa3*   Riggs Capital Trust, 8.625% due 12/31/26(b)                         28,050
    40,000   BB      Webster Capital Trust Inc., Bonds, 9.360% due 1/29/27(b)            39,250
-----------------------------------------------------------------------------------------------
                                                                                        406,425
-----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    25

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO


   FACE
  AMOUNT     RATING(a)           SECURITY                                              VALUE
===============================================================================================
Broadcasting -- 2.9%
$  225,000   B-      Acme Television Financial, Sr. Discount Notes,
                       step bond to yield 10.187% due 9/30/04                       $   198,281
   110,000   B       Affinity Group Holding Inc., Sr. Notes, 11.000% due 4/1/07         109,725
                     AMFM Inc.:
   530,000   Ba2*      Guaranteed Sr. Notes, 8.000% due 11/1/08                         524,700
   190,000   B1*       Guaranteed Sr. Sub. Notes, 9.375% due 10/1/04                    193,800
    40,000   B-      Azteca Holdings S.A., Sr. Notes, 11.000% due 6/15/02                32,600
                     Capstar Broadcasting Corp.:
   155,000   B         Sr. Discount Notes, step bond to yield 12.750% due 2/1/02        132,525
                       Sr. Sub. Notes:
   100,000   B1*         10.750% due 5/15/06                                            109,125
   240,000   B1*         9.250% due 7/1/07                                              243,300
   240,000   CCC+    CD Radio Inc., Sr. Notes, 14.500% due 5/18/09(b)                   207,000
   305,000   B-      Citadel Broadcasting Co., Sr. Sub Notes, 10.250% due 7/1/07        315,675
   520,000   B       EchoStar DBS Corp., Sr. Notes, 9.375% due 2/1/09(b)                514,800
                     Garden State Newspapers, Inc., Sr. Sub. Notes:
   225,000   B+        8.750% due 10/1/09                                               210,937
   130,000   B+        8.625% due 7/1/11(b)                                             117,325
                     Globo Communicacoes e Participacoes S.A.:
    60,000   B+        Guaranteed Sr. Notes, 10.500% due 12/20/06(b)                     46,350
    60,000   B+        Unsubordinated Notes, 10.625% due 12/5/08(b)                      45,000
                     Granite Broadcasting Corp., Sr. Sub. Notes:
   100,000   B-        9.375% due 12/1/05                                               100,750
   300,000   B-        8.875% due 5/15/08                                               288,000
   140,000   BB+     Jacor Communications Co., Sr. Sub. Notes,
                       8.750% due 6/15/07                                               145,600
   110,000   B3*     Paxon Communications, Sr. Sub. Notes,
                       11.625% due 10/1/02                                              114,263
   195,000   NR      PHI Holdings Inc., Notes, 16.000% due 5/15/01                      165,418
   180,000   B-      Radio One, Inc., Guaranteed Sr. Sub. Notes, Series B,
                       7.000% due 5/15/04                                               188,550
    40,000   B2*     Sinclair Broadcast Group, Inc., Sr. Sub. Notes,
                       8.750% due 12/15/07                                               37,400
                     Spanish Broadcasting Systems Inc., Sr. Notes:
    60,000   NR        11.000% due 3/15/04                                               66,000
   240,000   B-        9.625% due 11/1/09                                               241,200
    90,000   B+      TV Azteca SA, Guaranteed Sr. Notes,
                       10.500% due 2/15/07                                               72,000
-----------------------------------------------------------------------------------------------
                                                                                      4,420,324
-----------------------------------------------------------------------------------------------
Building/Construction -- 0.6%
   120,000   B-      Albecca Inc., Sr. Sub. Notes, 10.750% due 8/15/08                   94,500
    50,000   CCC+    American Architectural Products Corp., Sr. Notes,
                       11.750% due 12/1/07                                               20,000

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
26                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT     RATING (a)           SECURITY                                              VALUE
===============================================================================================
Building/Construction -- 0.6% (continued)
$   50,000   B       Atrium Cos. Inc., Guaranteed Sr. Sub. Notes, Series B,
                       10.500% due 5/1/09                                           $    47,875
                     Building Materials Corp., Sr. Notes:
    20,000   BB        8.625% due 12/15/06                                               19,800
   140,000   BB        8.000% due 12/1/08(b)                                            128,800
    25,000   B+      Cia. Latino Americana de Infraestuctura & Servicos S.A.,
                       Guaranteed Sr. Notes, 11.625% due 6/1/04                          15,250
   460,000   Ba1*    D.R. Horton, Inc., Guaranteed Sr. Notes, 8.000% due 2/1/09         395,600
   190,000   BB      GS Superhighway, Sr. Notes, 9.875% due 8/15/04                     110,200
   100,000   B       NCI Building Systems Inc., Series B, Sr. Sub. Notes,
                       9.250% due 5/1/09                                                 94,750
    50,000   NR      Republic Group Inc., Sr. Sub. Notes, 9.500% due 7/15/08             47,375
-----------------------------------------------------------------------------------------------
                                                                                        974,150
-----------------------------------------------------------------------------------------------
Business Services -- 0.3%
    30,000   B-      Outsourcing Solutions Inc., Sr. Sub. Notes,
                       11.000% due 11/1/06                                               29,100
   350,000   B-      Pierce Leahy Corp., Sr. Sub. Notes, 11.125% due 7/15/06            371,000
-----------------------------------------------------------------------------------------------
                                                                                        400,100
-----------------------------------------------------------------------------------------------
Casinos/Gaming -- 2.0%
    55,000   B+      Autotote Corp., Sr. Notes, 10.875% due 8/1/04                       56,375
   300,000   B+      Boyd Gaming Co., Sr. Sub. Notes, 9.500% due 7/15/07                292,500
   386,600   NR      Colorado Gaming Entertainment Co., Sr. Notes,
                       12.000% due 6/1/03                                               320,779
   200,000   Caa3*   Fitzgeralds Gaming Corp., Sr. Secured Notes,
                       12.250% due 12/15/04                                             110,000
   400,000   BBB-    Harrah's Operating Co., Inc., Guaranteed Sr. Notes,
                       7.500% due 1/15/09                                               386,000
   290,000   B       Hollywood Casino Corp., Guaranteed Sr. Secured Notes,
                       11.250% due 5/1/07                                               292,537
   200,000   B+      Horseshoe Gaming Holding Corp., Guaranteed Sr. Sub. Notes,
                       Series B, 8.625% due 5/15/09                                     192,500
   350,000   B-      Isle Capri Black Hawk LLC/Isle of Capri Black Hawk
                       Capital Corp., First Mortgage Notes, Series B,
                       13.000% due 8/31/04                                              384,125
   120,000   BB+     Park Place Entertainment, Sr. Sub. Notes,
                       7.875% due 12/15/05                                              113,100
    75,000   BB-     Players International Inc., Sr. Notes, 10.875% due 4/15/05          78,562
   600,000   B       Trump Atlantic City Associates/Trump Atlantic City
                       Funding, Inc., First Mortgage Notes, 11.250% due 5/1/06          489,000
   230,000   B       Trump Castle Inc., Notes, 10.250% due 4/30/03(b)                   232,893
-----------------------------------------------------------------------------------------------
                                                                                      2,948,371
-----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    27

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT     RATING(a)           SECURITY                                              VALUE
=================================================================================================
Chemicals -- 1.5%
-------------------------------------------------------------------------------------------------
                     Huntsman Corp., Sr. Sub. Notes:
$  100,000   B2*       8.873% due 7/1/07(b)                                         $    92,500
    50,000   B2*       9.500% due 7/1/07(b)                                              46,500
   370,000   B+        10.125% due 7/1/09(b)                                            367,225
   200,000   BB-     ISP Holdings Inc., Sr. Notes, 9.750% due 2/15/06                   199,250
    50,000   B2*     Koppers Industries Inc., Sr. Notes, 9.875% due 12/1/07              44,000
   950,000   BB      Lyondell Chemical Co., Series A, Secured Notes,
                       9.625% due 5/1/07                                                950,000
   450,000   B+      PCI Chemicals, Sr. Secured Notes, 9.250% due 10/15/07              334,687
                     Polymer Group Inc., Sr. Sub. Notes:
    65,000   B         9.000% due 7/1/07                                                 62,237
    70,000   B         8.750% due 3/1/08                                                 65,975
                     Sterling Chemicals, Inc.:
   105,000   B         Sr. Discount Notes, step bond to yield
                         13.112% due 8/15/08                                             24,150
   110,000   BB-       Sr. Secured Notes, 12.375% due 7/15/06(b)                        107,250
   125,000   B+      Trikem S.A., Sub. Notes, 10.625% due 7/24/07(b)                     71,875
-------------------------------------------------------------------------------------------------
                                                                                      2,365,649
-------------------------------------------------------------------------------------------------
Communications -- 0.3%
   700,000   NR      CellNet Data Systems, Inc., Sr. Discount Notes,
                       step bond to yield 15.867% due 10/1/07                           272,125
    90,000   NR      Conecel Holdings Ltd., 14.000% due 10/1/00(b)(c)                     8,100
   260,000   NR      Focal Communications Corp., Sr. Discount Notes,
                       step bond to yield 11.513% due 2/15/08                           149,500
                     Orbital Imaging Corp., Sr. Notes:
   110,000   CCC+      11.625% due 3/1/05                                                75,075
    20,000   CCC+      11.625% due 3/1/05(b)                                             13,650
-------------------------------------------------------------------------------------------------
                                                                                        518,450
-------------------------------------------------------------------------------------------------
Conglomerates -- 0.5%
                     Iron Mountain Inc.:
                       Guaranteed Sr. Sub. Notes:
    50,000   B2*         10.125% due 10/1/06                                             51,375
   725,000   B2*         8.750% due 9/30/09                                             688,750
    40,000   B2*       Sr. Sub. Notes, 8.250% due 6/26/07                                36,500
    30,000   BB      Newport News Shipbuilding Inc., Sr. Notes,
                       8.625% due 12/1/06                                                29,850
-------------------------------------------------------------------------------------------------
                                                                                        806,475
-------------------------------------------------------------------------------------------------
Consumer Products -- 0.7%
                     French Fragrances, Inc.:
    40,000   B+        Guaranteed Sr. Notes, Series D, 10.375% due 5/15/07               36,000
    30,000   B+        Sr. Notes, Series B, 10.375% due 5/15/07                          27,000

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
28                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)             SECURITY                                              VALUE
=================================================================================================
Consumer Products -- 0.7% (continued)
$  340,000   B3*     Fruit of the Loom, Inc., Guaranteed Sr. Notes,
                       8.875% due 4/15/06                                           $   139,400
    15,000   B-      Hedstrom Holdings Inc., Sr. Discount Notes,
                       step bond to yield 12.000% due 6/1/09                              6,206
   110,000   NR      InterAct Systems Inc., Sr. Discount Notes,
                       step bond to yield 10.314% due 8/1/03                             40,562
    85,000   NR      Kasper ASL Ltd., Sr. Notes, 12.750% due 3/31/04                     82,343
                     Revlon Consumer Products Corp.:
    80,000   B         Sr. Notes, 9.000% due 11/1/06                                     63,200
   500,000   B-        Sr. Sub. Notes, 8.625% due 2/1/08                                271,250
   180,000   B+      Royster-Clark, Inc., First Mortgage Bonds,
                       10.250% due 4/1/09                                               163,800
    45,000   B-      Sealy Mattress Co., Sr. Sub. Notes, 9.875% due 12/15/07             43,650
   260,000   B-      Triarc Cos., Inc., Sr. Sub. Notes, 10.250% due 2/15/09(b)          245,050
-------------------------------------------------------------------------------------------------
                                                                                      1,118,461
-------------------------------------------------------------------------------------------------
Consumer Services -- 0.1%
   200,000   B       Coinmach Laundry Corp., Sr. Notes, 11.750% due 11/15/05            206,500
-------------------------------------------------------------------------------------------------
Containers -- 0.3%
   170,000   B       AEP Industries Inc., Sr. Sub. Notes, 9.875% due 11/15/07           161,500
   120,000   BB      Ball Corp., Guaranteed Sr. Notes, 7.750% due 8/1/06                116,100
   230,000   B       Packaging Corp., Sr. Sub. Notes, 9.625% due 4/1/09(b)              231,150
-------------------------------------------------------------------------------------------------
                                                                                        508,750
-------------------------------------------------------------------------------------------------
Electronics -- 0.7%
 1,000,000   BB-     Amkor Technologies Inc., Sr. Notes, 9.250% due 5/1/06(b)           977,500
    20,000   B1*     Moog Inc., Sr. Sub. Notes, 10.000% due 5/1/06                       19,875
   140,000   B2*     Zilog Inc., Sr. Secured Notes, 9.500% due 3/1/05                   129,500
-------------------------------------------------------------------------------------------------
                                                                                      1,126,875
-------------------------------------------------------------------------------------------------
Energy -- 2.4%
   140,000   B1*     Belco Oil & Gas Corp., Guaranteed Sr. Sub. Notes,
                       Series B, 10.500% due 4/1/06                                     143,500
                     Benton Oil & Gas Co., Sr. Notes:
   100,000   B         11.625% due 5/1/03                                                76,875
    15,000   B         9.375% due 11/1/07                                                 9,431
   655,000   BB      CMS Energy Corp., Sr. Notes, 8.125% due 5/15/02                    653,363
                     Gulf Canada Resources Ltd.:
   100,000   BB+       Sr. Notes, 8.350% due 8/1/06                                      98,625
                       Sub. Debentures:
    50,000   Ba2*        9.625% due 7/1/05                                               50,875
   100,000   BB+         8.375% due 11/15/05                                             97,000
   500,000   BB-     Leviathan Gas Pipe Line Partners, L.P./Leviathan Finance Corp.,
                       Guaranteed Sr. Sub. Notes, Series B, 10.375% due 6/1/09          510,000

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    29

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)             SECURITY                                              VALUE
=================================================================================================
Energy -- 2.4% (continued)
$1,000,000   B+      Nuevo Energy Co., Sr. Sub. Notes, 9.500% due 6/1/08(b)         $   977,500
                     Ocean Energy, Inc.:
                       Guaranteed Sr. Sub. Notes:
   125,000   BB-         9.750% due 10/1/06                                             128,750
   160,000   BB-         Series B, 8.875% due 7/15/07                                   158,800
   160,000   BB-       Sr. Notes, Series B, 8.375% due 7/1/08                           154,800
    15,000   B+      Pogo Producing Co., Sr. Sub. Notes, 8.750% due 5/15/07              14,063
   250,000   CCC+    Seven Seas Petroleum Inc., Sr. Notes, 12.500% due 5/15/05           97,500
   160,000   B+      Triton Energy Ltd. Corp., Sr. Notes, 8.750% due 4/15/02            158,000
   260,000   B+      Vintage Petroleum Inc., Sr. Sub. Notes, 9.750% due 6/30/09         261,950
    80,000   NR      XCL Ltd., Sr. Secured Discount Notes, 13.500% due 5/1/04(b)         28,000
-------------------------------------------------------------------------------------------------
                                                                                      3,619,032
-------------------------------------------------------------------------------------------------
Entertainment -- 0.9%
                     AMC Entertainment Inc., Sr. Sub. Notes:
    30,000   B-        9.500% due 3/15/09                                                26,250
    20,000   B-        9.500% due 2/1/11(b)                                              17,350
   125,000   B       Cinemark USA Inc., Sr. Sub. Notes, 9.625% due 8/1/08               111,250
   245,000   B1*     Fox Family Worldwide Inc., Sr. Notes, 9.250% due 11/1/07           227,850
   190,000   BBB-    Fox Liberty Networks LLC Inc., Sr. Notes,
                       8.875% due 8/15/07                                               193,325
   110,000   B       Hollywood Park Inc., Sr. Sub. Notes,
                       9.250% due 2/15/07(b)                                            106,150
    40,000   B-      Panavision Inc., Sr. Sub. Discount Exchange Notes,
                       step bond to yield 9.625% due 2/1/06                              20,800
    60,000   NR      Paragon Corporate Holdings Inc., Sr. Notes,
                       9.625% due 4/1/08                                                 20,925
   260,000   B-      Premier Parks Inc, Sr. Discount Notes,
                       10.000% due 4/1/08                                               171,600
                     SFX Entertainment, Inc., Guaranteed Sr. Sub. Notes:
   110,000   B-        9.125% due 12/1/08(b)                                            101,750
   150,000   B-        Series B, 9.125% due 2/1/08                                      138,750
   110,000   CCC     Silver Cinemas International Inc., Sr. Sub. Notes,
                       10.500% due 4/15/05                                               49,500
   115,000   BBB     Time Warner Inc., Notes, 8.180% due 8/15/07                        121,325
   280,000   CCC     United Artists Theatre Co., Sr. Sub. Notes,
                       9.750% due 4/15/08                                                67,200
-------------------------------------------------------------------------------------------------
                                                                                      1,374,025
-------------------------------------------------------------------------------------------------
Environment -- 0.6%
                     Allied Waste North America, Inc.:
   500,000   BB-       Guaranteed Sr. Notes, Series B, 7.875% due 1/1/09                420,000
   550,000   B+        Sr. Sub. Notes, 10.000% due 8/1/09(b)                            470,250
-------------------------------------------------------------------------------------------------
                                                                                        890,250
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
30                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)             SECURITY                                              VALUE
=================================================================================================
Financial Services -- 1.9%
$   65,000   CCC+    Aames Financial Corp., Sr. Notes, 9.125% due 11/1/03           $    39,000
                     Advanta Corp., Notes:
    80,000   BB-       7.000% due 5/1/01                                                 75,000
   270,000   BB-       6.920% due 1/28/02                                               244,350
   190,000   B       Ameriserve Financial Capital, Secured Notes,
                       12.000% due 9/15/06(b)                                           171,000
                     Amresco Inc., Series:
                       Sr. Sub. Notes:
   130,000   CCC-      Series 97-A, 10.000% due 3/15/04                                  81,900
    50,000   CCC-      Series 98-A, 9.875% due 3/15/05                                   30,000
   155,000   B1*     Cellco Finance NV, Sr. Sub. Notes, 15.000% due 8/1/05(b)           160,425
   200,000   B+      Chevy Chase Savings Bank, Sub. Debenture,
                       9.250% due 12/1/05                                               196,500
    30,000   BB      Colonial Capital II, Guaranteed Capital Securities,
                       Series A, 8.920% due 1/15/27                                      27,750
                     ContiFinancial Corp., Sr. Notes:
   250,000   Caa2*     7.500% due 3/15/02                                                60,000
   600,000   Caa2*     8.375% due 8/15/03                                               144,000
    70,000   Caa2*     8.125% due 4/1/08                                                 16,800
   180,000   B       Delta Financial Corp., 9.500% due 8/1/04                           144,000
   750,000   BB+     Golden State Holdings Inc., Sr. Notes, 7.000% due 8/1/03           711,562
     1,000   Caa1*   Greate Bay Property Funding, First Mortgage Notes,
                       10.875% due 1/15/04(c)                                               716
   250,000   B-      Nationwide Credit Inc., Sr. Notes, 10.250% due 1/15/08             139,687
    25,000   B+      Ocwen Financial Corp., Notes, 11.875% due 10/1/03                   23,375
    30,000   B+      Pioneer Americas Acquisition Corp., Sr. Secured Notes,
                       9.250% due 6/15/07                                                22,987
   106,170   Caa1*   Polytama International Finance BV, Guaranteed Notes,
                       11.250% due 6/15/07                                               20,585
    60,000   Baa3*   Provident Capital Trust, Guaranteed Notes,
                       8.600% due 12/1/26                                                61,575
   370,000   BB-     RBF Finance Co., Guaranteed Sr. Secured Notes,
                       11.000% due 3/15/06(b)                                           388,500
   165,000   B-      Resource America Inc., Sr. Notes, 12.000% due 8/1/04               135,300
-------------------------------------------------------------------------------------------------
                                                                                      2,895,012
-------------------------------------------------------------------------------------------------
Foods -- 0.4%
    45,000   CCC+    Ameriserv Food Distribution Inc., Sr. Notes,
                       10.125% due 7/15/07                                               22,500
                     Aurora Foods Inc., Sr. Sub. Notes:
   130,000   B+        Series B, 9.875% due 2/15/07                                     132,275
    20,000   B+        Series D, 9.875% due 2/15/07                                      20,350
    15,000   B-      Doane Pet Care Co., Sr. Sub. Notes,
                       9.750% due 5/15/07(b)                                             14,363

                      See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    31

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)             SECURITY                                              VALUE
=================================================================================================
Foods -- 0.4% (continued)
$  250,000   B       FRD Acquisition Co., Sr. Notes, 12.500% due 7/15/04            $   150,000
   170,000   CCC+    Rab Enterprises Inc., Sr. Notes, 10.500% due 5/1/05                107,100
   140,000   B       Vlasic Foods International Inc., Series B, Sr. Sub. Notes,
                       10.250% due 7/1/09                                               130,550
-------------------------------------------------------------------------------------------------
                                                                                        577,138
-------------------------------------------------------------------------------------------------
Health Care -- 2.4%
    80,000   B-      Alaris Medical Systems Inc., Sr. Sub. Notes,
                       9.750% due 12/1/06                                                71,000
                     Columbia HCA Healthcare Corp.:
    50,000   BB+       Debentures, 8.360% due 4/15/24                                    46,250
                       Notes:
    30,000   BB+         7.250% due 5/20/08                                              26,512
    50,000   BB+         7.690% due 6/15/25                                              40,187
   230,000   Ba2*        6.630% due 7/15/45                                             217,925
   100,000   B2*     Dade International Inc., Sr. Sub. Notes,
                       11.125% due 5/1/06                                               105,750
   125,000   B2*     Extendicare Health Services, Sr. Sub. Notes,
                       9.350% due 12/15/07                                               67,500
   150,000   Ba3*    Fresenius Medical Care Capital Trust, 7.875% due 2/1/08            133,500
   190,000   BBB-    Healthcare Corp., Sub. Debentures, 3.250% due 4/1/03               142,975
                     ICN Pharmaceuticals Inc., Sr. Notes:
   150,000   BB        9.250% due 8/15/05                                               142,687
   470,000   BB        8.750% due 11/15/08(b)                                           434,750
   260,000   Caa3*   Integrated Health Services, Inc., Sr. Sub. Notes,
                       9.500% due 9/15/07                                                23,400
    55,000   B-      Kinetic Concepts Inc., Sr. Sub. Notes, 9.625% due 11/1/07           40,081
   100,000   B-      Leiner Health Products Inc., Sr. Sub. Notes,
                       9.625% due 7/1/07                                                 80,000
   100,000   B-      Lifepoint Hospital Holdings, Sr. Sub. Notes,
                       10.750% due 5/15/09(b)                                            98,500
                     Mariner Post-Acute Network Inc., Sr. Sub. Notes:
   140,000   C         9.500% due 11/1/07                                                 5,600
   310,000   C         Series B, step bond to yield 9.843% due 11/1/07                    9,300
                     Mediq Inc., Sr. Discount Debentures:
   140,000   B3*       11.000% due 6/1/08                                                42,000
   110,000   NR        Step bond to yield 13.000% due 6/1/09                             44,000
                     Medpartners Inc., Sr. Sub. Notes:
    10,000   B         6.875% due 9/1/00                                                  9,500
    20,000   B         7.375% due 10/1/06                                                16,400
   330,000   CCC+    Multicare Cos. Inc., Sr. Sub. Notes, 9.000% due 8/1/07              99,000
   120,000   B-      Paracelsus Healthcare Corp., Sr. Sub. Notes,
                       10.000% due 8/15/06                                               77,250

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
32                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)              SECURITY                                              VALUE
=================================================================================================
Health Care -- 2.4% (continued)
$  100,000   Ba3*    Quorum Health Group, Inc., Sr. Sub. Notes,
                       8.750% due 11/1/05                                           $    92,000
                     Sun Healthcare Group Inc., Sr. Sub. Notes:
   165,000   Ca*       9.500% due 7/1/07(b)(c)                                           20,625
   190,000   Ca*       9.375% due 5/1/08(c)                                              23,750
                     Tenet Healthcare Corp.:
    45,000   BB+       Sr. Notes, 8.000% due 1/15/05                                     42,356
                       Sr. Sub. Notes:
   245,000   BB-         8.625% due 1/15/07                                             234,281
   150,000   BB-         8.125% due 12/1/08(b)                                          136,313
 1,190,000   B-      Triad Hospitals Holdings, Sr. Sub. Notes,
                       11.000% due 5/15/09(b)                                         1,170,663
-------------------------------------------------------------------------------------------------
                                                                                      3,694,055
-------------------------------------------------------------------------------------------------
Industrial Goods & Services -- 1.3%
    70,000   NR      Applied Power Inc., Sr. Sub. Notes, 8.750% due 4/1/09               65,800
   250,000   B-      Axia Inc., Sr. Sub. Notes, 10.750% due 7/15/08                     233,750
   360,000   B-      Better Minerals & Aggregates, Sr. Sub. Notes,
                       13.000% due 9/15/09(b)                                           360,000
   140,000   B+      Flextronics International Ltd., Sr. Sub. Notes,
                       8.750% due 10/15/07                                              138,600
    50,000   B2*     Home Interiors and Gifts Inc., Sr. Sub. Notes,
                       10.125% due 6/1/08                                                42,000
    80,000   B       Huntsman Packaging Corp., Sr. Sub. Notes,
                       9.125% due 10/1/07                                                75,800
    50,000   B-      Jackson Products Inc., Sr. Sub. Notes, 9.500% due 4/15/05           44,500
   500,000   B       North Atlantic Trading Co., Inc., Guaranteed Sr. Notes,
                       Series B, 11.000% due 6/15/04                                    452,500
   590,000   BB+     Owens - Illinois Inc., Sr. Notes, 8.100% due 5/15/07               567,138
-------------------------------------------------------------------------------------------------
                                                                                      1,980,088
-------------------------------------------------------------------------------------------------
Lodging -- 1.2%
   100,000   B-      Epic Resorts Inc., Sr. Secured Notes, 13.000% due 6/15/05           92,375
                     HMH Properties, Inc.:
   350,000   BB        Guaranteed Sr. Notes, Series B, 7.875% due 8/1/08                304,500
    50,000   BB        Sr. Notes, 8.450% due 12/1/08                                     44,563
   500,000   BB-     Host Marriott Travel Plaza, Sr. Secured Notes,
                       9.500% due 5/15/05                                               525,000
    90,000   B+      Prime Hospitality Corp., Sr. Sub. Notes, 9.750% due 4/1/07          82,125
                     Starwood Hotels and Resorts Worldwide Inc., Notes:
   250,000   Ba1*      6.250% due 11/15/00                                              246,875
   300,000   Ba1*      6.750% due 11/15/03                                              283,875
   250,000   Ba1*      6.750% due 11/15/05                                              222,813
-------------------------------------------------------------------------------------------------
                                                                                      1,802,126
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    33

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT                         SECURITY                                              VALUE
=================================================================================================
Manufacturing -- 0.4%
$  240,000   B-      Blount Inc., Sr. Sub. Notes, 13.000% due 8/1/09(b)             $   246,300
   120,000   B-      Decora Industries, Inc., Secured Notes, 11.000% due 5/1/05         110,850
    35,000   CCC+    HCC Industries Inc., Sr. Sub. Notes, 10.750% due 5/15/07            28,000
   120,000   B-      Roller Bearing Co., Inc., Sr. Sub. Notes, 9.625% due 6/15/07       107,400
   100,000   CCC+    Samsonite Corp., Sr. Sub. Notes, 10.750% due 6/15/08                84,000
-------------------------------------------------------------------------------------------------
                                                                                        576,550
-------------------------------------------------------------------------------------------------
Media - Cable -- 3.7%
                     Adelphia Communications Corp., Sr. Notes:
   100,000   B+        10.250% due 7/15/00                                              102,500
     1,282   B+        9.500% due 2/15/04                                                 1,261
   150,000   B+        8.375% due 2/1/08(b)                                             133,574
    60,000   B+        7.875% due 5/1/09                                                 54,450
                     Allbritton Communications Co.:
   250,000   B-        Sr. Sub. Debentures, 9.750% due 11/30/07                         250,625
   550,000   B-        Sr. Sub. Notes, 8.875% due 2/1/08                                528,000
   100,000   B-      American Media Operation Inc., Sr. Sub. Notes,
                       11.625% due 11/15/04                                              97,500
    40,000   CC      Central European Media Enterprises, Sr. Notes,
                       9.375% due 8/15/04                                                15,200
   320,000   BB-     Century Communications Corp., Sr. Notes,
                       9.500% due 3/1/05                                                326,400
                     Charter Communications Holdings LLC:
   500,000   B+        Sr. Discount Notes, step bond to yield 9.535% due 4/1/04         298,750
   600,000   B+        Sr. Notes, 8.625% due 4/1/09                                     568,500
                     CSC Holdings Inc.:
                       Debentures:
    40,000   BB+         8.125% due 8/15/09                                              40,150
    50,000   BB+         7.875% due 2/15/18                                              47,500
 1,020,000   BB+       Sr. Notes, 7.250% due 7/15/08                                    971,550
                       Sr. Sub. Debentures:
    25,000   BB-         9.875% due 2/15/13                                              26,063
   250,000   BB-         10.500% due 5/15/16                                            270,625
                     Diamond Cable Communications PLC, Sr. Discount Notes:
   125,000   B-        Step bond to yield 11.263% due 12/15/00                          113,906
   235,000   B3*       Step bond to yield 9.975% due 2/15/07                            183,888
   150,000   Ba3*    FLAG Ltd., Sr. Notes, 8.250% due 1/30/08                           133,125
   135,000   NR      Golden Sky Systems Inc., Sr. Sub. Notes,
                       12.375% due 8/1/06(b)                                            148,163
   100,000   BB+     Jones Intercable, Inc., Sr. Sub. Debenture,
                       10.500% due 3/1/08                                               106,750
   275,000   NR      KNOLOGY Holdings, Inc., Sr. Discount Notes,
                       step bond to yield 12.492% due 10/15/07                          153,313

                      See Notes to Financial statements.

--------------------------------------------------------------------------------
34                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT     RATING(a)            SECURITY                                              VALUE
=================================================================================================
Media - Cable -- 3.7% (continued)
                     NTL Inc., Sr. Notes:
$  305,000   B-        10.000% due 2/15/07                                          $   311,100
   130,000   B-        11.500% due 10/1/08(b)                                           138,450
    40,000   B3*     Pegasus Communications Corp., Sr. Notes,
                       9.750% due 12/1/06(b)                                             39,900
    50,000   B2*     Pegasus Media & Communications Inc., Notes,
                       12.500% due 7/1/05                                                54,750
                     Rogers Cablesystems Ltd.:
   400,000   BB+       Debentures, 10.125% due 9/1/12                                   431,500
    40,000   BB+       Sr. Notes, 10.000% due 3/15/05                                    42,900
   110,000   Caa3*   Supercanal Holdings S.A., Sr. Notes, 11.500% due 5/15/05            57,750
-------------------------------------------------------------------------------------------------
                                                                                      5,648,143
-------------------------------------------------------------------------------------------------
Metals -- 1.1%
   390,000   BB      AK Steel Corp., Sr. Notes, 7.875% due 2/15/09                      356,850
   140,000   BB-     AmeriSteel Corp., Sr. Notes, 8.750% due 4/15/08                    140,350
   120,000   Ca*     Anker Coal Group Inc., Sr. Notes, 9.750% due 10/1/07(b)(c)          65,813
   190,000   BB      California Steel Industries, Sr. Notes, 8.500% due 4/1/09(b)       179,075
    60,000   B-      Continental Global Group Inc., Sr. Notes,
                       11.000% due 4/1/07                                                40,725
   200,000   B       Lodestar Holdings Inc., Sr. Notes, 11.500% due 5/15/05             155,250
   460,000   B-      Neenah Corp., Sr. Sub. Notes, 11.125% due 5/1/07(b)                431,250
   100,000   B       UCAR Global Enterprises Inc., Sr. Sub. Notes,
                       12.000% due 1/15/05                                              104,500
   210,000   B       Weirton Steel Corp., Sr. Notes, 11.375% due 7/1/04                 179,550
-------------------------------------------------------------------------------------------------
                                                                                      1,653,363
-------------------------------------------------------------------------------------------------
Paper -- 1.1%
   150,000   CCC+    APP Finance II Mauritius Ltd., Bonds,
                       12.000% due 12/29/49                                              91,500
   130,000   B-      Impac Group, Inc., Sr. Sub. Notes, 10.125% due 3/15/08             116,675
   195,000   CCC+    Indah Kiat Finance Mauritius Ltd., Sr. Notes,
                       10.000% due 7/1/07                                               123,825
   190,000   B+      Pacifica Paper, Inc., Sr. Notes, 10.000% due 3/15/09(b)            194,275
   250,000   CCC+    Pindo Deli Finance Mauritius Ltd., Sr. Notes,
                       10.750% due 10/1/07                                              161,250
   429,000   CCC+    Repap New Brunswick, Sr. Notes, 10.625% due 4/15/05                380,738
                     Riverwood International Corp.:
   145,000   B-        Sr. Notes, 10.250% due 4/1/06                                    145,544
   370,000   CCC+      Sr. Sub. Notes, 10.875% due 4/1/08                               358,900
   220,000   CCC+    Tjiwi Kimia Finance Mauritius Ltd., Sr. Notes,
                       10.000% due 8/1/04                                               139,700
-------------------------------------------------------------------------------------------------
                                                                                      1,712,407
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
Travelers Series Fund, Inc.                                                   35

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT     RATING(a)           SECURITY                                              VALUE
=================================================================================================
Publishing -- 0.2%
-------------------------------------------------------------------------------------------------
$   75,000   BB-     Hollinger International Publishing Inc., Sr. Notes,
                       9.250% due 3/15/07                                           $    73,688
   200,000   B-      Perry-Judd Inc., Sr. Sub. Notes, 10.625% due 12/15/07              182,000
                     Von Hoffman Press Inc., Sr. Sub. Notes:
    30,000   B-        10.375% due 5/15/07(b)                                            30,413
    24,356   NR        13.500% due 5/15/09(b)                                            22,164
-------------------------------------------------------------------------------------------------
                                                                                        308,265
-------------------------------------------------------------------------------------------------
Retail -- 0.9%
   350,000   BB+     7-Eleven, Inc., Sr. Sub. Second Priority Notes,
                       4.500% due 6/15/04                                               286,563
   150,000   B       Mothers Work Inc., Sr. Notes, 12.625% due 8/1/05                   155,813
   390,000   B+      NBTY Inc., Sr. Sub. Notes, 8.625% due 9/15/07                      326,625
   280,000   BB-     Sbarro Inc., Sr. Notes, 11.000% due 9/15/09(b)                     276,150
    67,000   B1*     United Stationers Supply, Sr. Sub. Notes,
                       12.750% due 5/1/05                                                72,360
   210,000   CCC+    U.S. Office Products Co., Sr. Sub. Notes, 9.750% due 6/15/08       111,300
    90,000   BB+     Zale Corp., Sr. Notes, 8.500% due 10/1/07                           89,325
-------------------------------------------------------------------------------------------------
                                                                                      1,318,136
-------------------------------------------------------------------------------------------------
Technology -- 1.1%
                     Cybernet Internet Services International, Inc.:
   120,000   Caa2*     Sr. Notes, 14.000% due 7/1/09(b)                                 103,200
   440,000   NR        Step bond to yield 13.000% due 8/15/09(b)                        242,000
    70,000   B1*     DII Group Inc., Sr. Sub. Notes, 8.500% due 9/15/07                  68,163
   480,000   NR      DIVA Systems Corp., Sr. Discount Notes, step bond to
                       yield 13.655% due 3/1/08                                         143,400
   260,000   B       Fairchild Semiconductor Corp., Sr. Sub. Notes,
                       10.125% due 3/15/07                                              258,050
    50,000   B-      Integrated Device Technology, Inc., Sub. Notes,
                       5.500% due 6/1/02                                                 49,750
   600,000   BB+     Unisys Corp., Sr. Notes, 7.875% due 4/1/08                         573,000
   160,000   B-      Verio Inc., Sr. Notes, 10.375% due 4/1/05                          161,200
    20,000   B-      Wavetek Corp., Sr. Sub. Notes, 10.125% due 6/15/07                  16,950
-------------------------------------------------------------------------------------------------
                                                                                      1,615,713
-------------------------------------------------------------------------------------------------
Telecommunications -- 11.3%
   310,000   B+      Alaska Communications Systems, Sr. Sub. Notes,
                       9.375% due 5/15/09(b)                                            297,600
   320,000   B       Allegiance Telecom Inc., Sr. Discount Notes,
                       step bond to yield 12.377% due 2/15/08                           215,600
   110,000   B3*     Barak I.T.C., Sr. Discount Notes, step bond to yield
                       12.750% due 11/15/07                                              62,013
   480,000   B3*     Benedek Communications Corp., Sr. Discount Notes,
                       step bond to yield 13.865% due 5/15/06                           420,000

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
36                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT     RATING(a)           SECURITY                                              VALUE
=================================================================================================
Telecommunications -- 11.3% (continued)
$   90,000   NR      Birch Telecom Inc., Sr. Notes, 14.000% due 6/15/08             $     90,788
                     CapRock Communications Corp., Sr. Notes:
    50,000   B         12.000% due 7/15/08                                                48,875
   110,000   B         11.500% due 5/1/09                                                106,425
   540,000   NR      Celcaribe SA, Sr. Notes, 14.500% due 3/15/04                        434,700
    23,000   B+      Celestica International Inc., Sr. Sub. Notes,
                       10.500% due 12/31/06                                               24,323
    80,000   B3*     Clearnet Communications Inc., Sr. Discount Notes,
                       step bond to yield 11.627% due 12/15/05                            75,700
   415,000   B1*     COLT Telecom Group, Sr. Discount Notes, step bond to
                       yield 9.758% due 12/15/06                                         343,413
    35,000   B-      Concentric Networks Inc., Sr. Notes, 12.750% due 12/15/07            36,138
                     Covad Communications Group:
   290,000   B-        Sr. Discount Notes, step bond to yield
                         14.225% due 3/15/08                                             174,026
   250,000   B-        Sr. Notes, 12.500% due 2/15/09(b)                                 246,250
   215,000   NR      Dobson Communication Corp., Sr. Notes,
                       11.750% due 4/15/07                                               230,588
   570,000   NR      DTI Holdings Inc., Sr. Discount Notes, step bond to
                       yield 12.172% due 3/1/08                                          198,788
   290,000   NR      Econophone Inc., Sr. Discount Notes, step bond to
                       yield 11.071% due 2/15/08                                         176,900
    60,000   B-      Esprit Telecom Group Inc., Sr. Notes, 11.500% due 12/15/07           61,650
    40,000   B-      Exodus Communications, Sr. Notes, 11.250% due 7/1/08(b)              40,800
   400,000   NR      FirstWorld Communications Inc., Sr. Discount Notes,
                       step bond to yield 13.693% due 4/15/08                            212,000
   540,000   BB      Global Crossing Holdings Ltd., Sr. Notes,
                       9.625% due 5/15/08                                                546,750
    15,000   B-      Gray Communications Systems Inc., Sr. Sub. Notes,
                       10.625% due 10/1/06                                                15,600
    20,000   NR      GST Telecommunications, Sr., Discount Notes,
                       step bond to yield 14.752% due 12/15/05                            20,000
   350,000   NR      GST Telecommunications/GST Network Funding,
                       Sr. Discount Notes, step bond to yield
                       10.500% due 5/1/03(b)                                             164,500
   470,000   NR      GST USA Inc., Guaranteed Sr. Discount Notes,
                       step bond to yield 14.615% due 12/15/05                           371,300
    40,000   B       Hermes Europe Railtel BV, Sr. Notes, 11.500% due 8/15/07             39,800
                     Hyperion Telecommunications, Inc.:
    80,000   B+        Sr. Discount Notes, step bond to yield
                         13.467% due 4/15/03(b)                                           68,400
    50,000   BB-       Sr. Notes, 12.250% due 9/1/04                                      53,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    37

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT     RATING(a)            SECURITY                                              VALUE
=================================================================================================
Telecommunications -- 11.3% (continued)
                     ICG Holdings, Inc.:
$  200,000   B-        Guaranteed Sr. Secured Discount Notes, step bond to
                         yield 12.500% due 5/1/06                                   $   152,000
   160,000   B-        Sr. Discount Notes, step bond to yield
                         13.174% due 9/15/00                                            137,600
                     ICG Services, Inc., Sr. Discount Notes:
   480,000   B-        Step bond to yield 9.692% due 2/15/08                            276,000
   380,000   B-        Step bond to yield 9.924% due 5/1/08                             205,200
   135,000   B-      Innova S. de R.L., Sr. Notes, 12.875% due 4/1/07                   112,050
   240,000   B+      Insight Midwest Capital, Sr. Notes, 9.750% due 10/1/09(b)          246,600
                     Intermedia Communications Inc.:
   230,000   B         Sr. Discount Notes, step bond to yield
                         10.750% due 7/15/02                                            159,275
                       Sr. Notes:
   135,000   B           8.875% due 11/1/07                                             119,475
   225,000   B           8.500% due 1/15/08                                             198,000
    80,000   B           8.600% due 6/1/08                                               70,800
   240,000   B       IPC Information Systems Inc., Sr. Discount Notes,
                       step bond to yield 10.875% due 5/1/08                            184,800
                     KMC Telecom Holdings:
   500,000   B-        Sr. Discount Notes, step bond to yield
                         13.751% due 2/15/08                                            270,000
   240,000   B-        Sr. Notes, 13.500% due 5/15/09(b)                                235,800
   120,000   B       Level 3 Communications Inc., Sr. Notes, 9.125% due 5/1/08          111,300
   130,000   NR      Logix Communications Enterprises, Sr. Notes,
                       12.250% due 6/15/08                                              110,175
   350,000   B-      McCaw International Ltd., Sr. Discount Notes,
                       step bond to yield 12.145% due 4/15/07                           210,875
   270,000   B3*     Microcell Communications, Sr. Discount Notes,
                       step bond to yield 12.199% due 6/1/06                            224,775
   575,000   B-      Millicom International Cellular, Sr. Discount Notes,
                       step bond to yield 12.404% due 6/1/01                            415,438
                     Nextel Communications, Inc.:
                       Sr. Discount Notes:
    30,000   B1*         Step bond to yield 10.650% due 9/15/02                          22,500
 2,050,000   B1*         Step bond to yield 9.991% due 2/15/03                        1,455,500
   675,000   B1*         Step bond to yield 12.982% due 8/15/04                         686,813
   260,000   B1*       Sr. Notes, 12.000% due 11/1/08(b)                                289,900
   370,000   B-      Nextel International, Inc., Sr. Discount Notes,
                       step bond to yield 12.125% due 4/15/08                           188,700
   240,000   NR      NorthEast Optic Network Inc., Sr. Notes,
                       12.750% due 8/15/08                                              247,800
   500,000   B-      NTL Inc., Sr. Notes, step bond to yield 11.173% due 2/1/01         437,500
    90,000   B2*     Omnipoint Corp., Sr. Notes, 11.500% due 9/15/09(b)                  94,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
38                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT                         SECURITY                                              VALUE
=================================================================================================
Telecommunications -- 11.3% (continued)
$   40,000   NR      Paging Network Inc., Sr. Notes, 13.500% due 6/6/05             $     8,400
   350,000   NR      Pathnet Inc., Sr. Notes, 12.250% due 4/15/08                       192,500
   520,000   Ba2*    Price Communications Wireless Inc., Sr. Secured Notes,
                       9.125% due 12/15/06                                              525,200
   200,000   B-      Primus Telecom Group, Inc., Sr. Notes,
                       9.875% due 5/15/08                                               174,500
    60,000   B+      Protection One Alarm, Sr. Discount Notes,
                       13.625% due 6/30/05                                               36,000
                     PSINet Inc., Sr. Notes:
    80,000   B-        10.000% due 2/15/05                                               78,800
   170,000   B-        11.500% due 11/1/08                                              178,500
   125,000   BB+     Qwest Communications International Inc., Sr. Discount Notes,
                       step bond to yield 9.470% due 10/15/07                            97,500
    50,000   B3*     RCN Corp., Sr. Discount Notes, step bond to yield
                       11.125% due 10/15/07                                              34,688
   270,000   B3*     Rhythms Netconnections, Inc., Sr. Discount Notes,
                       step bond to yield 13.695% due 5/15/08                           132,975
   250,000   BB-     Rogers Cantel, Inc., Sr. Sub. Notes, 8.800% due 10/1/07            255,625
                     RSL Communications PLC, Guaranteed Sr. Notes:
    70,000   B2*       9.125% due 3/1/08                                                 58,975
   100,000   B2*       10.500% due 11/15/08                                              91,000
    70,000   B-      Satelites Mexicanos S.A., Sr. Notes, Series B,
                       10.125% due 11/1/04                                               52,500
   200,000   B-      Telecommunications Techniques Co., LLC,
                       Guaranteed Sr. Sub. Notes, 9.750% due 5/15/08                    190,500
   230,000   B3*     Telecorp PCS, Inc., Sr. Discount Notes,
                       step bond to yield 11.576% due 4/15/04(b)                        141,450
    80,000   NR      Telehub Communications Corp., Sr. Discount Notes,
                       step bond to yield 13.882% due 7/31/05                            12,800
    30,000   B+      Telewest PLC, Sr. Notes, 11.250% due 11/1/08(b)                     32,550
   200,000   CCC     Teligent Inc., Sr. Notes, 11.500% due 12/1/07                      184,000
   270,000   B2*     Time Warner Telecom LLC Inc., Sr. Notes,
                       9.750% due 7/15/08                                               276,750
    45,000   B       Transtel Pass Through Trust, Trust Certificates,
                       12.500% due 11/1/07(b)                                            21,825
                     United Pan-Europe Communications NV:
   480,000   B2*       Sr. Discount Notes, step bond to yield
                         12.500% due 8/1/09(b)                                          254,400
   200,000   B2*       Sr. Notes, 10.875% due 8/1/09(b)                                 195,500
   190,000   CCC+    US Unwired Inc., Sr. Discount Notes,
                       step bond to yield 13.375% due 11/1/09(b)                        100,700
    80,000   NR      US Xchange, LLC, Sr. Notes, 15.000% due 7/1/08                      82,300
   150,000   NR      VersaTel Telecom International N.V., Sr. Notes,
                       13.250% due 5/15/08                                              150,375

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
Travelers Series Fund, Inc.                                                   39

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT     RATING(a)           SECURITY                                              VALUE
=================================================================================================
Telecommunications -- 11.3% (continued)
                     Viasystems Inc., Sr. Sub. Notes:
$  400,000   B-        9.750% due 6/1/07                                            $   324,000
   140,000   B-        Series B, 9.750% due 6/1/07                                      113,400
 1,180,000   B-      Viatel Inc., Sr. Discount Notes, step bond to yield
                       12.094% due 4/15/08                                              660,800
                     WinStar Communications Inc., Sr. Sub. Notes:
   130,000   CCC       15.000% due 3/1/07                                               154,375
   490,000   CCC       10.000% due 3/15/08                                              426,300
   150,000   CCC       Step bond to yield 7.907% due 3/15/08                            134,250
   230,000   B       Worldwide Fiber Inc., Sr. Notes, 12.000% due 8/1/09                231,150
-------------------------------------------------------------------------------------------------
                                                                                     17,243,891
-------------------------------------------------------------------------------------------------
Telephone -- 0.9%
   160,000   Caa2*   21st Century Telecom Group, Sr. Discount Notes,
                       step bond to yield 12.246% due 2/15/08                            70,400
    90,000   NR      Bestel S.A., Sr. Discount Notes, step bond to yield
                       12.750% due 5/15/05                                               56,250
   335,000   B       BTI Telecom Corp., Sr. Notes, 10.500% due 9/15/07                  291,450
                     Call-Net Enterprises Inc.:
                       Sr. Discount Notes:
   300,000   B+          Step bond to yield 10.198% due 8/15/03                         169,500
   270,000   B+          Step bond to yield 9.155% due 8/15/07                          183,263
   220,000   B+          Step bond to yield 10.781% due 5/15/09                         123,750
   130,000   B+        Sr. Notes, 8.000% due 8/15/08                                    115,700
    70,000   NR      FaciliCom International Inc., Sr. Notes, 10.500% due 1/15/08        65,100
                     Netia Holdings B.V.:
    20,000   B         Guaranteed Sr. Discount Notes, step bond to yield
                         11.533% due 11/1/07                                             12,750
    40,000   B         Guaranteed Sr. Notes, 10.250% due 11/1/07                         33,800
    50,000   NR      Onepoint Communications Corp., Sr. Notes,
                       14.500% due 6/1/08(b)                                             30,500
   170,000   NR      Startec Global Communications Inc., Sr. Notes,
                       12.000% due 5/15/08                                              152,150
-------------------------------------------------------------------------------------------------
                                                                                      1,304,613
-------------------------------------------------------------------------------------------------
Textiles -- 0.3%
   200,000   B       Galey & Lord Inc., Sr. Sub. Notes, 9.125% due 3/1/08                26,000
   340,000   BB-     Guess Jeans Inc., Sr. Sub. Notes, 9.500% due 8/15/03               329,375
                     William Carter Co., Sr. Sub. Notes:
    15,000   B-        10.375% due 12/1/06                                               14,513
    50,000   NR        12.000% due 10/1/08                                               49,875
-------------------------------------------------------------------------------------------------
                                                                                        419,763
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
40                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT      RATING(a)          SECURITY                                              VALUE
=================================================================================================
Transportation -- 0.4%
-------------------------------------------------------------------------------------------------
$  100,000   BB-     Eletson Holdings Inc., Notes, 9.250% due 11/15/03              $    90,250
    40,000   BB+     International Shipholding Corp., Sr. Notes,
                       7.750% due 10/15/07                                               35,900
   300,000   B       Johnstown America Industries, Inc., Sr. Sub. Notes,
                       11.750% due 8/15/05                                              307,500
    90,000   B+      Kitty Hawk Inc., Sr. Secured Notes, 9.950% due 11/15/04             87,637
    60,000   NR      MRS Logistica S.A., Notes, Series B, 10.625% due 8/15/05            42,600
   180,000   NR      Pegasus Shipping (Hellas) Ltd., 14.500% due 6/20/08(c)              18,000
   120,000   B+      TFM S.A. de C.V., Guaranteed Sr. Discount Notes,
                       step bond to yield 11.767% due 6/15/09                            72,300
    25,000   BB-     Transportacion Maritima Mexicana S.A. de C.V., Notes,
                       9.250% due 5/15/03                                                19,250
-------------------------------------------------------------------------------------------------
                                                                                        673,437
-------------------------------------------------------------------------------------------------
Utilities -- 1.6%
     5,000   BBB-    Calenergy Co., Sr. Notes, 7.630% due 10/15/07                        5,037
                     Calpine Corp., Sr. Notes:
   330,000   BB+       8.750% due 7/15/07                                               331,650
   160,000   BB+       7.875% due 4/1/08                                                151,200
   210,000   BB+     Cleveland Electric Illuminating Co., First Mortgage Bonds,
                       6.860% due 10/1/08                                               197,925
                     Midland Funding, Sr. Secured Lease Obligations:
   440,000   BB        Series A, 11.750% due 7/23/05                                    480,700
   575,000   BB        Series B, 13.250% due 7/23/06                                    690,000
    12,549   BBB-      Series C-91, 10.330% due 7/23/02                                  13,255
   144,781   BBB-      Series C-94, 10.330% due 7/23/02                                 152,925
    10,585   BBB-    Niagara Mohawk Power Corp., Sr. Notes, 7.375% due 7/1/03            10,585
                     Northeast Utilities, Notes:
    90,666   BB-       8.380% due 3/1/05                                                 90,892
    16,506   BB-       8.580% due 12/1/06                                                16,567
   250,000   B-      Panda Global Energy Co., Sr. Secured Notes,
                       12.500% due 4/15/04                                              124,688
   240,000   BB-     York Power Funding, Guaranteed Notes,
                       12.000% due 10/30/07(b)                                          244,800
-------------------------------------------------------------------------------------------------
                                                                                      2,510,224
-------------------------------------------------------------------------------------------------
                     TOTAL CORPORATE DEBENTURES
                     (Cost -- $82,055,272)                                           72,662,418
=================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund, Inc.                                                   41

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  SHARES                         SECURITY                                              VALUE
=================================================================================================
COMMON STOCK -- 0.3%
-------------------------------------------------------------------------------------------------
Agriculture -- 0.0%
     2,202           PSF Holding LLC                                                $    27,532
-------------------------------------------------------------------------------------------------
Broadcasting -- 0.1%
     1,600           AMFM Inc.                                                          112,000
     1,600           Spanish Broadcasting Systems Inc. Class B(b)                        31,952
-------------------------------------------------------------------------------------------------
                                                                                        143,952
-------------------------------------------------------------------------------------------------
Consumer Products -- 0.0%
       909           Hedstrom Holdings Inc.                                                 910
        44           Mothers Work Inc.                                                      506
-------------------------------------------------------------------------------------------------
                                                                                          1,416
-------------------------------------------------------------------------------------------------
Foods -- 0.0%
        25           AmeriKing Inc.                                                         250
-------------------------------------------------------------------------------------------------
Telecommunications -- 0.2%
     2,393           Adelphia Business Solutions, Inc.                                   67,901
    63,432           Celcaribe SA(b)                                                     65,047
       547           Intermedia Communications Inc.,                                     14,222
        40           Paging Network do Brasil Holding Co., Class B Shares                     0
     4,030           WinStar Communications, Inc.                                       156,414
     1,636           Viatel, Inc.                                                        54,602
-------------------------------------------------------------------------------------------------
                                                                                        358,186
-------------------------------------------------------------------------------------------------
                     TOTAL COMMON STOCK
                     (Cost -- $298,954)                                                 531,336
-------------------------------------------------------------------------------------------------

PREFERRED STOCK -- 2.5%
Banking -- 0.4%
     5,400           California Federal Preferred Capital Corp.,
                       9.125% Noncumulative Exchangeable, Series A                      120,150
     3,500           Chevy Chase Preferred Capital Corp.,
                       10.375% Noncumulative Exchangeable, Series A                     182,875
     2,500           First Republic Preferred Capital Corp.,
                       10.500% Noncumulative Exchangeable, Series A                     245,195
-------------------------------------------------------------------------------------------------
                                                                                        548,220
-------------------------------------------------------------------------------------------------
Broadcasting -- 0.7%
                     AMFM Inc.:
       569             12.000% Sr. Exchangeable                                          67,000
       758             12.625% Cumulative Exchangeable, Series E                         89,444
     1,930           Citadel Broadcasting Co., 13.250% Exchangeable,
                       Series A(b)                                                      220,124

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
42                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO


  SHARES                         SECURITY                                              VALUE
=================================================================================================
Broadcasting -- 0.7% (continued)
                     Pason Communications Corp.:
        11             9.750% Convertible(b)                                        $   124,467
        24             13.250% Cumulative Jr. Exchangeable                              269,340
                     Spanish Broadcasting Systems Inc.:
       250             14.250% Sr. Exchangeable, Series A                               266,250
         5             14.250% Sr. Exchangeable, Series A(b)                              5,325
-------------------------------------------------------------------------------------------------
                                                                                      1,041,950
-------------------------------------------------------------------------------------------------
Energy -- 0.1%
     1,557           R&B Falcon Corp., 13.875% Sr. Cumulative Redeemable                152,609
-------------------------------------------------------------------------------------------------
Foods -- 0.0%
     1,415           AmeriKing Inc., 13.000% Sr. Exchangeable                            24,055
       155           Nebco Evans Holdings Co., 11.250% Sr. Redeemable
                       Exchangeable                                                       4,650
-------------------------------------------------------------------------------------------------
                                                                                         28,705
-------------------------------------------------------------------------------------------------
Health Care -- 0.1%
       800           Fresenius Medical Care Trust I,
                       9.000% Guaranteed Trust Preferred Securities                      77,600
-------------------------------------------------------------------------------------------------
Media - Cable -- 0.2%
                     CSC Holdings Inc.:
     2,816             11.125% Redeemable Exchangeable, Series M                        301,312
        48             11.750% Redeemable Exchangeable, Series H                          5,184
-------------------------------------------------------------------------------------------------
                                                                                        306,496
-------------------------------------------------------------------------------------------------
Telecommunications -- 1.0%
       812           Concentric Network Corp., 13.500% Sr. Redeemable
                       Exchangeable, Series B                                            77,156
                     Dobson Communications Corp.:
       157             12.250% Sr. Redeemable Exchangeable                              152,290
     2,170             13.000% Sr. Exchangeable                                         203,980
     5,760           Global Telesystems Inc., 7.250% Cumulative Convertible(b)          260,640
       280           Intermedia Communications, Inc., 13.500% Exchangeable,
                       Series B                                                         266,055
       175           IXC Communications, Inc., 12.500% Jr. Exchangeable, Series B       200,473
                     Nextel Communications, Inc.:
       940             13.000% Sr. Exchangeable, Series D                                99,170
     1,120             11.125% Exchangeable, Series E                                   115,640
     2,783           NEXTLINK Communications, Inc.,
                       14.000% Sr. Exchangeable Redeemable                              133,590
-------------------------------------------------------------------------------------------------
                                                                                      1,508,994
-------------------------------------------------------------------------------------------------
Textiles -- 0.0%
        19           Anvil Holdings Inc., 13.000 Sr. Exchangeable, Series B                 418
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    43

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO


  SHARES                         SECURITY                                              VALUE
=================================================================================================
Utilities -- 0.0%
     1,201           Public Service Co. of New Hampshire,
                       10.600% Cumulative, Series A                                 $    30,025
-------------------------------------------------------------------------------------------------
                     TOTAL PREFERRED STOCK
                     (Cost -- $3,692,788)                                             3,695,017
=================================================================================================

WARRANTS(e) -- 0.2%
Aerospace -- 0.0%
       290           Decrane Aircraft Holdings Inc., Expire 9/30/08                           0
-------------------------------------------------------------------------------------------------
Broadcasting -- 0.0%
       720           CDRadio Inc., Expire 5/15/09(b)                                     37,800
       320           Paxson Communications Corp., Expire 6/30/03                          1,280
-------------------------------------------------------------------------------------------------
                                                                                         39,080
-------------------------------------------------------------------------------------------------
Chemicals -- 0.0%
        40           Sterling Chemicals Holdings Inc., Expire 8/15/08                       560
-------------------------------------------------------------------------------------------------
Energy -- 0.0%
     1,500           R&B Falcon Corp., Expire 5/1/09(b)                                  37,500
-------------------------------------------------------------------------------------------------
Media - Cable -- 0.0%
     1,440           DIVA Systems Corp., Expire 3/1/08                                   11,520
       275           UIH Australia Pacific Inc., Expire 5/15/06                           8,250
       300           Wireless One Inc., Expire 10/19/00                                      75
-------------------------------------------------------------------------------------------------
                                                                                         19,845
-------------------------------------------------------------------------------------------------
Medical Products -- 0.0%
       110           Mediq, Inc., Expire 6/1/09(b)                                        3,520
-------------------------------------------------------------------------------------------------
Miscellaneous -- 0.0%
        85           Club Regina Resorts Inc., Expire 12/1/04                                85
     1,215           Consorcio Ecuatoriano, Expire 10/1/00                                  122
     2,850           DTI Holdings Inc., Expire 3/1/08(b)                                     29
       100           Epic Resorts, Expire 6/15/05(b)                                          0
       125           McCaw International Ltd., Expire 4/15/07                               313
       110           Orbital Imaging Corp., Expire 3/1/05(b)                              3,300
        80           Telehub Communications Co., Expire 7/31/05(b)                           40
-------------------------------------------------------------------------------------------------
                                                                                          3,889
-------------------------------------------------------------------------------------------------
Technology -- 0.1%
       120           Cybernet Internet Services International, Expire 7/1/09(b)          14,400
     1,080           Rhythms NetConnections Inc., Expire 5/15/08(b)                     118,973
-------------------------------------------------------------------------------------------------
                                                                                        133,373
-------------------------------------------------------------------------------------------------
Telecommunications -- 0.1%
        90           Bestel S.A., Expire 5/15/05                                            270
        90           Birch Telecommunications, Inc., Expire 6/15/08                       4,950

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
44                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO


  SHARES                         SECURITY                                              VALUE
=================================================================================================
Telecommunications -- 0.1% (continued)
        51           CellNet Data System, Expire 10/1/07(b)                         $       485
        65           COLT Telecom Group PLC, Expire 12/31/06(b)                          59,150
        65           ESAT Inc., Expire 2/1/07(b)                                          4,940
       400           Firstworld Communications, Expire 4/15/08(b)                        28,000
        40           Globalstar Telecommunications, Expire 2/15/04(b)                     4,400
       495           Intelcom Group Inc., Expire 9/15/05                                  8,663
       110           InterAct Systems Inc., Expire 8/1/03                                     0
        45           International Wireless Inc., Expire 8/15/01                              0
       250           KMC Telecom Holdings Inc., Expire 4/15/08(b)                           750
       215           Knology Holdings, Inc., Expire 10/15/07(b)                             430
       110           Loral Orion Inc., Expire 1/15/07                                     1,237
        35           MGC Communications Inc., Expire 10/1/04(b)                           5,250
        50           Onepoint Communications Inc., Expire 6/1/08                             50
       350           Pathnet, Inc., Expire 4/15/08(b)                                     3,500
       170           Startec Global Communications, Expire 5/15/08                          170
       150           VersaTel Telecom International N.V., Expire 5/15/08(b)              21,750
-------------------------------------------------------------------------------------------------
                                                                                        143,995
-------------------------------------------------------------------------------------------------
                     TOTAL WARRANTS
                     (Cost -- $221,777)                                                 381,762
=================================================================================================
                     TOTAL HIGH YIELD SECTOR
                     (Cost -- $86,268,791)                                           77,270,533
=================================================================================================
   FACE
  AMOUNT++  RATING(a)           SECURITY                                              VALUE
=================================================================================================
FOREIGN BONDS -- 20.4%
Argentina -- 1.2%

 1,790,000USD  BB    Republic of Argentina, Global Bonds, 11.750% due 4/7/09          1,767,625
-------------------------------------------------------------------------------------------------
Australia -- 1.7%

 3,615,000     AAA   Commonwealth of Australia, Bonds, 8.750% due 8/15/08             2,626,722
-------------------------------------------------------------------------------------------------
Brazil -- 2.7%
                     Federal Republic of Brazil:
 4,366,940USD  B+      Capitalization Bonds, Payment-in-kind 8.000% due 4/15/14       2,925,851
   790,000USD  B+      Discount Notes, Series ZL, 6.938% due 4/15/24                    550,531
   665,000USD  B+      Global Bonds, 14.500% due 10/15/09                               689,605
-------------------------------------------------------------------------------------------------
                                                                                      4,165,987
-------------------------------------------------------------------------------------------------
Bulgaria -- 1.0%
                     Republic of Bulgaria:
 1,780,000USD  B2*     Discount Bonds, 6.688% due 7/28/24                             1,327,213
   410,000USD  B2*     Interest Reduction Bonds, 2.500% due 7/28/12                     276,750
-------------------------------------------------------------------------------------------------
                                                                                      1,603,963
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    45

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT++     RATING(a)         SECURITY                                              VALUE
=================================================================================================
Canada -- 1.3%
                     Government of Canada, Bonds:
 2,935,000     Aa1*    5.750% due 6/1/29                                            $ 1,912,609
   120,000     AAA     Series WB60, 7.250% due 6/1/07                                    86,339
-------------------------------------------------------------------------------------------------
                                                                                      1,998,948
-------------------------------------------------------------------------------------------------
Colombia -- 0.1%

   115,000USD  BB+   Republic of Colombia, Notes, 8.625% due 4/1/08                      97,175
-------------------------------------------------------------------------------------------------
Denmark -- 0.1%

   673,000     Aa3*  Realkredit Danmark A/S, Mortgage Notes,
                       7.000% due 10/1/29                                                93,098
-------------------------------------------------------------------------------------------------
Germany -- 2.6%
                     Federal Republic of Germany, Bonds:
 3,550,000EUR  Aaa*    4.125% due 8/27/04                                             3,656,793
   275,000EUR  AAA     Series 98, 5.625% due 1/21/02                                    279,515
-------------------------------------------------------------------------------------------------
                                                                                      3,936,308
-------------------------------------------------------------------------------------------------
Mexico -- 3.6%
                     United Mexican States:
 1,630,000USD  NR      Bonds, Series XW, 10.375% due 2/17/09                          1,660,563
   595,000USD  Ba1*    Medium Term Notes, 9.750% due 4/6/05                             597,975
 4,267,000USD  Ba1*    Par Bonds, 6.250% due 12/31/19                                 3,205,584
-------------------------------------------------------------------------------------------------
                                                                                      5,464,122
-------------------------------------------------------------------------------------------------
Russia -- 0.6%
                     Russian Federation, Bonds:
   615,000USD  B3*     10.000% due 6/26/07(b)                                          303,656
   575,000USD  B3*     12.750% due 6/24/28(b)                                          318,406
 3,125,000USD  NR    Vnesheconombank, Principle Loans, 6.063% due 12/15/20(c)          291,992
-------------------------------------------------------------------------------------------------
                                                                                       914,054
-------------------------------------------------------------------------------------------------
Sweden -- 1.8%
                     Kingdon of Sweden:
 3,200,000     AAA     Bonds, 6.000% due 2/9/05                                        397,915
18,200,000     AAA     Debentures, 6.750% due 5/5/14                                 2,373,628
-------------------------------------------------------------------------------------------------
                                                                                     2,771,543
-------------------------------------------------------------------------------------------------
United Kingdom -- 2.8%
                     United Kingdom Gilt Bonds:
 1,315,000     AAA     8.000% due 12/7/00                                            2,205,477
   860,000     AAA     9.750% due 8/27/02                                            1,534,374
   310,000     AAA     10.000% due 9/8/03                                              572,520
-------------------------------------------------------------------------------------------------
                                                                                     4,312,371
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
46                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT     RATING(a)           SECURITY                                              VALUE
=================================================================================================
Venezuela -- 0.9%
                     Republic of Venezuela:
   425,000USD  B+      Bonds, 9.250% due 9/15/27                                   $    286,981
   404,760     B+      Debt Conversion Bonds, 6.750% due 12/18/07                       326,084
 1,160,000     B+      Par Bonds, Series DL, 6.750% due 3/31/20                         807,650
-------------------------------------------------------------------------------------------------
                                                                                      1,420,715
-------------------------------------------------------------------------------------------------
                     TOTAL FOREIGN BONDS
                     (Cost -- $31,912,301)                                           31,172,631
=================================================================================================

   FACE
  AMOUNT                         SECURITY                                              VALUE
=================================================================================================
REPURCHASE AGREEMENT -- 4.3%
$6,618,000           J.P. Morgan Securities, Inc., 5.200% due 11/1/99;
                     Proceeds at maturity -- $6,620,868; (Fully collateralized
                     by U.S. Treasury Bonds, 8.125% due 5/15/21;
                     Market value -- $6,758,302) (Cost -- $6,618,000)                 6,618,000
=================================================================================================
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $163,289,213**)                                      $152,841,033
=================================================================================================

+ Security has been segregated by the custodian for open futures contracts commitments.
(a) All ratings are by Standard & Poor's Ratings Services, except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)  Security is in default.
(d)  Security has been issued with attached warrants.
(e)  Non-income producing security.
++   Face amount denominated in local currency unless otherwise indicated.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     Currency abbreviations used in this schedule:
     ---------------------------------------------
     EUR -- Euro
     USD -- United States Dollar

     See page 48 for definitions of ratings.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    47

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's")-- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   --  Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A     --  Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB   --  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, -- Bonds rated "BB", "B", "CCC", and "CC" are regarded, on balance, as
CCC,      predominantly speculative with respect to capacity to pay interest and and CC repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ca", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade which suggest a susceptibility to impairment some time in the future.
Baa    -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba     -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B      -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa    -- Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca     -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
48                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Assets and Liabilities                            October 31, 1999
--------------------------------------------------------------------------------

                                                                                    Putnam
                                                        Smith Barney             Diversified
                                                         High Income                Income
                                                          Portfolio               Portfolio
=============================================================================================
ASSETS:
  Investments, at value (Cost -- $207,754,116            $196,579,649            $152,841,033
    and $163,289,213, respectively)
  Foreign currency, at value (Cost -- $73,198)                     --                  23,500
  Dividends and interest receivable                         4,185,129               3,444,670
  Receivable for Fund shares sold                             320,280                      --
  Receivable for open forward foreign currency
    contracts (Note 5)                                          8,830                 221,125
  Receivable for securities sold                                   --                 615,476
---------------------------------------------------------------------------------------------
  Total Assets                                            201,093,888             157,145,804
---------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                          1,267,170                 347,955
  Payable for open forward foreign currency
    contracts (Note 5)                                         71,260                 330,298
  Management fees payable                                     250,137                  91,257
  Payable to bank                                             433,416                  15,724
  Payable for Fund shares purchased                             6,975                 198,662
  Payable to broker-- variation margin                             --                   4,985
  Accrued expenses                                             60,539                  50,242
---------------------------------------------------------------------------------------------
  Total Liabilities                                         2,089,497               1,039,123
---------------------------------------------------------------------------------------------
Total Net Assets                                         $199,004,391            $156,106,681
=============================================================================================
NET ASSETS:
  Par value of capital shares                            $        170            $        139
  Capital paid in excess of par value                     207,494,795             161,436,229
  Undistributed net investment income                      18,142,914              12,807,689
  Accumulated net realized loss from security
    transactions and foreign currencies                   (15,396,295)             (7,591,418)
  Net unrealized depreciation of investments
    and foreign currencies                                (11,237,193)            (10,545,958)
---------------------------------------------------------------------------------------------
  Total Net Assets                                       $199,004,391            $156,106,681
=============================================================================================
  Shares Outstanding                                       16,972,702              13,895,033
---------------------------------------------------------------------------------------------
  Net Asset Value                                              $11.72                  $11.24
---------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    49

--------------------------------------------------------------------------------
Statements of Operations                     For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

                                                                                               Putnam
                                                                      Smith Barney           Diversified
                                                                      High Income              Income
                                                                       Portfolio              Portfolio
========================================================================================================
INVESTMENT INCOME:
  Dividends                                                          $    135,204           $    379,309
  Interest                                                             19,018,280             13,542,692
--------------------------------------------------------------------------------------------------------
  Total Investment Income                                              19,153,484             13,922,001
--------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                              1,133,695              1,201,897
  Audit and legal                                                          28,053                 34,453
  Shareholder communications                                               27,479                 17,532
  Shareholder and system servicing fees                                    11,476                 11,674
  Custody                                                                  15,641                  9,836
  Directors' fees                                                           7,935                  5,146
  Pricing service fees                                                      6,051                 48,000
  Registration fees                                                            --                  1,700
  Other                                                                    17,704                  3,510
--------------------------------------------------------------------------------------------------------
  Total Expenses                                                        1,248,034              1,333,748
--------------------------------------------------------------------------------------------------------
Net Investment Income                                                  17,905,450             12,588,253
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FOREIGN CURRENCIES
AND FUTURES CONTRACTS (NOTES 3, 5 AND 7):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)           (12,343,038)            (6,194,533)
    Futures contracts                                                          --                 78,395
    Foreign currency transactions                                         109,679                777,023
--------------------------------------------------------------------------------------------------------
  Net Realized Loss                                                   (12,233,359)            (5,339,115)
--------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of Investments,
  Foreign Currencies and Futures Contracts:
    Beginning of year                                                 (14,005,924)            (6,152,634)
    End of year                                                       (11,237,193)           (10,545,958)
--------------------------------------------------------------------------------------------------------
  (Increase) Decrease in Net Unrealized Depreciation                    2,768,731             (4,393,324)
--------------------------------------------------------------------------------------------------------
Net Loss on Investments, Foreign Currencies
  and Futures Contracts                                                (9,464,628)            (9,732,439)
--------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $  8,440,822           $  2,855,814
========================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
50                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                       Years Ended October 31,
Smith Barney High Income Portfolio                                  1999                   1998
===================================================================================================
OPERATIONS:
  Net investment income                                        $ 17,905,450            $ 13,970,601
  Net realized loss                                             (12,233,359)             (3,248,398)
  (Increase) decrease in net unrealized depreciation              2,768,731             (17,723,769)
---------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations               8,440,822              (7,001,566)
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                         (13,646,737)             (8,703,060)
  Net realized gains                                                     --              (2,002,944)
---------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                               (13,646,737)            (10,706,004)
---------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares                               42,775,495              49,965,742
  Net asset value of shares issued
    for reinvestment of dividends                                13,646,737              10,706,004
  Cost of shares reacquired                                     (12,470,554)             (6,431,646)
---------------------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                      43,951,678              54,240,100
---------------------------------------------------------------------------------------------------
Increase in Net Assets                                           38,745,763              36,532,530

NET ASSETS:
  Beginning of year                                             160,258,628             123,726,098
---------------------------------------------------------------------------------------------------
  End of year*                                                 $199,004,391            $160,258,628
===================================================================================================
* Includes undistributed net investment income of:              $18,142,914             $13,909,654
===================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    51

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                      Years Ended October 31,
Putnam Diversified Income Portfolio                                1999                     1998
==================================================================================================
OPERATIONS:
  Net investment income                                        $12,588,253             $10,863,964
  Net realized loss                                             (5,339,115)             (3,980,162)
  Increase in net unrealized depreciation                       (4,393,324)             (8,769,072)
--------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations              2,855,814              (1,885,270)
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                         (8,971,238)             (5,006,574)
  Net realized gains                                                    --              (1,644,355)
--------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                               (8,971,238)             (6,650,929)
--------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares                              15,890,169              41,078,403
  Net asset value of shares issued
    for reinvestment of dividends                                8,971,238               6,650,929
  Cost of shares reacquired                                    (19,533,917)             (3,899,578)
--------------------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                      5,327,490              43,829,754
--------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                 (787,934)             35,293,555
NET ASSETS:
  Beginning of year                                            156,894,615             121,601,060
--------------------------------------------------------------------------------------------------
  End of year*                                                $156,106,681            $156,894,615
==================================================================================================
* Includes undistributed net investment income of:             $12,807,689              $9,261,510
==================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
52                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney High Income and Putnam Diversified Income Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and thirteen other separate investment portfolios: AIM Capital Appreciation, Alliance Growth, Van Kampen Enterprise (formerly known as Van Kampen American Capital Enterprise), Smith Barney Large Cap Value, Smith Barney International Equity, Smith Barney Pacific Basin, Travelers Managed Income (formerly known as TBC Managed Income), INVESCO Global Strategic Income (formerly known as GT Global Strategic Income), MFS Total Return, Smith Barney Money Market, Smith Barney Large Capitalization Growth, Smith Barney Aggressive Growth and Smith Barney Mid Cap Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and ask prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence;
(f) interest income, adjusted for amortization of premium and accretion of discount is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    53

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

accounting principles. At October 31, 1999, reclassifications were made to the Portfolios' capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (k) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve them from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The Portfolios may enter into foreign currency exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled or closed.

In addition, the Portfolios may enter into futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading.

2. Management Agreement and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment manager of the Smith Barney High Income Portfolio ("SBHI"). SBHI pays SSBC a management fee calculated at an annual rate of 0.60% of the average daily net assets of the Portfolio. In addition, Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SSBC, acts as the investment manager of the Putnam Diversified Income Portfolio ("PDIP"). PDIP pays TIA a management fee calculated at an annual rate of 0.75% of the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly.

TIA has entered into a sub-advisory agreement with Putnam Investment Management, Inc. ("PIM"). Pursuant to the sub-advisory agreement, PIM is responsible for the day-to-day portfolio operations and investment decisions for PDIP and is compensated for such service at the annual rate of 0.35% of the average daily net assets of PDIP. This fee is calculated daily and paid monthly.

TIA has entered into a Sub-Administrative Services Agreement with SSBC. TIA pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of PDIP.

--------------------------------------------------------------------------------
54                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
Smith Barney Private Trust Company, another subsidiary Citigroup, acts as the Fund's shareholder servicing agent.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. During the year ended October 31, 1999, SSB did not receive any brokerage commissions.

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the year ended October 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                        SBHI             PDIP
================================================================================
Purchases                                          $170,619,640     $194,605,279
--------------------------------------------------------------------------------
Sales                                               127,140,685      177,668,777
================================================================================

At October 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                       SBHI             PDIP
================================================================================
Gross unrealized appreciation                     $  1,591,593     $  1,552,034
Gross unrealized depreciation                      (12,766,060)     (12,000,214)
--------------------------------------------------------------------------------
Net unrealized depreciation                       $(11,174,467)   $ (10,448,180)
================================================================================

4. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are marked-to-market daily and are included in the schedules of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

At October 31, 1999, there were no open purchased call or put options.

When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    55

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of loss if the market price of the underlying security declines.

There were no open covered written call option contracts or written put option contracts as of October 31, 1999.

5. Foreign Currency Exchange Contracts

At October 31, 1999, the Portfolios had open foreign currency exchange contracts as described below. The Portfolios record realized gains or losses at the time the forward contract is offset by entry into a closing transaction or settlement of the contract. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain or loss on the contracts is reflected in the accompanying financial statements as follows:

Smith Barney High Income Portfolio


                                          Local         Market   Settlement     Unrealized
Foreign Currency                         Currency       Value       Date        Gain (Loss)
===========================================================================================
To Sell:
   British Pound                        2,676,665     $4,394,334   12/22/99      $(24,545)
   Canadian Dollar                        617,500        420,287    12/8/99           680
   Euro                                 6,273,428      6,617,842   12/15/99       (41,658)
   Euro                                   228,563        241,111   12/15/99         6,468
   Euro                                   207,667        219,068   12/15/99         1,682
-------------------------------------------------------------------------------------------
                                                                                  (57,373)
-------------------------------------------------------------------------------------------
To Buy:
   British Pound                          208,238        341,868   12/22/99          (506)
   British Pound                          237,000        389,088   12/22/99          (600)
   Euro                                   299,317        315,750   12/15/99        (3,951)
-------------------------------------------------------------------------------------------
                                                                                   (5,057)
-------------------------------------------------------------------------------------------
Net Unrealized Loss on Open Forward
   Foreign Currency Contracts                                                   $(62,430)
===========================================================================================

--------------------------------------------------------------------------------
56                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
Putnam Diversified Income Portfolio


                                         Local        Market  Settlement      Unrealized
Foreign Currency                       Currency       Value     Date         Gain (Loss)
=========================================================================================
To Buy:
   Australian Dollar                   897,150      $574,139   2/3/00         $(14,239)
   Australian Dollar                   448,575       287,070   2/3/00          (10,407)
   Australian Dollar                   448,575       287,070   2/3/00          (10,095)
   British Pound                       444,500       731,687   2/3/00           (3,414)
   Canadian Dollar                   1,418,700       967,273   2/3/00             (462)
   Danish Krone                      3,682,253       525,443   2/3/00           (4,377)
   Euro                              2,686,700     2,853,395   2/3/00          (26,747)
   Euro                              2,019,500     2,144,799   2/3/00          (17,883)
   Euro                                569,900       605,259   2/3/00          (11,002)
   Japanese Yen                    381,769,000     3,723,486   2/3/00          135,701
   Japanese Yen                    143,014,165     1,394,852   2/3/00           50,734
-----------------------------------------------------------------------------------------
                                                                                87,809
-----------------------------------------------------------------------------------------
To Sell:
   Australian Dollar                 3,061,981     1,959,542   2/3/00           29,214
   British Pound                       351,400       578,436   2/3/00              499
   Canadian Dollar                   4,664,400     3,180,200   2/3/00          (47,628)
   Euro                                560,100       594,851   2/3/00            4,977
   Euro                                694,850       737,962   2/3/00          (14,883)
   Euro                                694,850       737,962   2/3/00          (14,984)
   Euro                              1,067,600     1,133,839   2/3/00          (11,898)
   Japanese Yen                     23,951,400       233,604   2/3/00           (8,681)
   Japanese Yen                    136,561,328     1,331,916   2/3/00          (49,048)
   Japanese Yen                      8,903,800        86,841   2/3/00           (3,245)
   Japanese Yen                     88,365,850       861,854   2/3/00          (32,486)
   Japanese Yen                     21,037,485       205,184   2/3/00           (7,463)
   Japanese Yen                    111,586,497     1,088,330   2/3/00          (41,356)
-----------------------------------------------------------------------------------------
                                                                              (196,982)
-----------------------------------------------------------------------------------------
Net Unrealized Loss on Forward
   Foreign Currency Contracts                                                $(109,173)
=========================================================================================

6. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    57

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 1999, the PDIP had the following open futures contracts:


                                       # of                   Basis        Market       Unrealized
                                    Contracts   Expiration    Value        Value        Gain (Loss)
=====================================================================================================
Contracts to Sell:
   3 Month Euro Euribor                 1           3/00     $251,033     $251,131         $(98)
   3 Month Euro Euribor                 1           3/01      252,264      252,375         (111)
   3 Month Euro Euribor                 1           6/00      254,065      254,163          (98)
   3 Month Euro Euribor                 1           6/01      252,694      252,818         (124)
   3 Month Euro Euribor                 1           9/00      253,447      253,532          (85)
   3 Month Euro Euribor                 1          12/99      254,736      254,781          (45)
   3 Month Euro Euribor                 1          12/00      248,726      248,837         (111)
   3 Month Euroyen                     30           9/00    7,151,159    7,151,346         (187)
   U.S. Treasury Long Bond             15          12/99    1,738,865    1,703,906       34,959
-----------------------------------------------------------------------------------------------------
                                                                                         34,100
-----------------------------------------------------------------------------------------------------
Contracts to Buy:
   Euro-Schatz                          9          12/99      987,207      988,194          987
   3 Month Euroyen                     12           3/00    2,801,139    2,800,921         (218)
   3 Month Euroyen                     18           6/00    4,278,036    4,277,924         (112)
   U.S. Treasury Long Bond             10          12/99    1,110,700    1,135,938       25,238
-----------------------------------------------------------------------------------------------------
                                                                                         25,895
-----------------------------------------------------------------------------------------------------
Net Unrealized Gain                                                                     $59,995
=====================================================================================================

8. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash,

--------------------------------------------------------------------------------
58                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 1999, the Portfolios had no securities on loan.

9. Securities Traded on a When-Issued or To-Be-Announced Basis

PDIP may trade securities on a when-issued basis or on a to-be-announced ("TBA") basis.

In a when-issued transaction the securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement.

In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At October 31, 1999, the Portfolios did not hold any TBA securities.

10. Capital Loss Carryforwards

At October 31, 1999, the Smith Barney High Income Portfolio and the Putnam Diversified Income Portfolio had, for Federal income tax purposes, approximately $15,317,000 and $7,407,000, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses are used to offset gains, it is probable that the gains so offset will not be distributed. Expirations occur on October 31 of the years below:

                                               Total        2006         2007
================================================================================
Smith Barney High Income Portfolio          $15,317,000  $3,001,000  $12,316,000
--------------------------------------------------------------------------------
Putnam Diversified Income Portfolio           7,407,000   2,321,000    5,086,000
================================================================================


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    59

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

11. Capital Shares

At October 31, 1999, the Fund had six billion shares of $0.00001 par value capital stock authorized. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                             Year Ended            Year Ended
                                          October 31, 1999      October 31, 1998
================================================================================
Smith Barney High Income Portfolio
Shares sold                                   3,430,771            3,735,587
Shares issued on reinvestment                 1,159,451              816,629
Shares reacquired                            (1,009,907)            (497,339)
--------------------------------------------------------------------------------
Net Increase                                  3,580,315            4,054,877
================================================================================
Putnam Diversified Income Portfolio
Shares sold                                   1,352,553            3,309,769
Shares issued on reinvestment                   798,153              543,375
Shares reacquired                            (1,668,397)            (321,876)
--------------------------------------------------------------------------------
Net Increase                                    482,309            3,531,268
================================================================================

--------------------------------------------------------------------------------
60                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31:


Smith Barney
High Income Portfolio                               1999       1998(1)      1997        1996       1995
==========================================================================================================
Net Asset Value, Beginning of Year                 $11.97      $13.25      $12.09      $11.26     $10.07
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                           0.92        1.21        0.88        1.14       0.93
  Net realized and unrealized gain (loss)           (0.28)      (1.58)       1.00        0.19       0.48
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  0.64       (0.37)       1.88        1.33       1.41
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.89)      (0.74)      (0.66)      (0.50)     (0.22)
  Net realized gains                                   --       (0.17)      (0.06)         --         --
----------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.89)      (0.91)      (0.72)      (0.50)     (0.22)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $11.72      $11.97      $13.25      $12.09     $11.26
----------------------------------------------------------------------------------------------------------
Total Return                                         5.28%      (3.38)%     16.24%      12.17%     14.30%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                   $199        $160        $124         $66        $20
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                        0.66%       0.67%       0.70%       0.84%      0.70%
  Net investment income                              9.44        9.12        9.36        9.79       9.54
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                73%         82%         89%        104%        57%
==========================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method.
(2) The Manager waived all or part of its fees for the year ended October 31, 1995. If such fees were not waived, the per share decrease on net investment income and the actual expense ratio would have been $0.04 and 1.07%, respectively.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    61

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31:


Putnam Diversified
Income Portfolio                                    1999        1998        1997       1996(1)      1995
==========================================================================================================
Net Asset Value, Beginning of Year                 $11.70      $12.31      $11.99      $11.46      $10.18
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                           0.91        0.57        0.67        0.78        0.79
  Net realized and unrealized gain (loss)           (0.70)      (0.62)       0.30        0.27        0.58
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  0.21       (0.05)       0.97        1.05        1.37
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.67)      (0.42)      (0.56)      (0.39)      (0.09)
  Net realized gains                                   --       (0.14)      (0.09)      (0.13)         --
----------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.67)      (0.56)      (0.65)      (0.52)      (0.09)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $11.24      $11.70      $12.31      $11.99      $11.46
----------------------------------------------------------------------------------------------------------
Total Return                                         1.80%      (0.65)%      8.44%       9.43%      13.55%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                   $156        $157        $122         $81         $32
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                        0.83%       0.87%       0.88%       0.96%       0.97%
  Net investment income                              7.85        7.48        6.99        7.57        7.53
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               118%        191%        253%        255%        276%
==========================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method.
(2) The Manager waived all or part of its fees for the year ended October 31, 1995. If such fees were not waived, the per share decrease on net investment income and the actual expense ratio would have been $0.04 and 1.31%, respectively.

--------------------------------------------------------------------------------
62                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney High Income Portfolio and Putnam Diversified Income Portfolio of Travelers Series Fund Inc. as of October 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney High Income Portfolio and Putnam Diversified Income Portfolio of Travelers Series Fund Inc. as of October 31, 1999, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


/s/ KPMG LLP


New York, New York
December 15, 1999

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    63

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Putnam Diversified Income Portfolio hereby designates for the fiscal year ended October 31, 1999:

     .  A corporate dividends received deduction of 4.73%

A total of 7.13% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

--------------------------------------------------------------------------------
64                                            1999 Annual Report to Shareholders

                                                  [LOGO OF SALOMON SMITH BARNEY]



Directors                      Investment Managers
Victor K. Atkins               SSB Citi Fund Management LLC
A.E. Cohen                     Travelers Investment Adviser, Inc.
Robert A. Frankel
Michael Gellert                Custodian
Rainer Greeven                 PNC Bank, N.A.
Susan M. Heilbron
Heath B. McLendon, Chairman    Annuity Administration
                               Travelers Annuity Investor Services
Officers                       5 State House Square
Heath B. McLendon              1 Tower Square
President and                  Hartford, Connecticut 06183
Chief Executive Officer

Lewis E. Daidone
Senior Vice President          This report is submitted for the general
and Treasurer                  information of the shareholders of Travelers
                               Series Fund Inc. -- Smith Barney High Income and
John C. Bianchi                Putnam Diversified Income Portfolios. It is not
Vice President                 authorized for distribution to prospective
                               investors unless accompanied or preceded by a
Paul A. Brook                  current Prospectus for the Portfolios, which
Controller                     contains information concerning the Portfolios'
                               investment policies and expenses as well as other
Christina T. Sydor             pertinent information.
Secretary


                               Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

                               Travelers Series Fund Inc.
                               388 Greenwich Street
                               New York, New York 10013

                               IN0254 12/99

Travelers Series Fund Inc.

Smith Barney Large Cap
Value Portfolio

Alliance Growth Portfolio

Van Kampen
Enterprise Portfolio

ANNUAL REPORT

October 31, 1999

[LOGO OF SMITH BARNEY MUTUAL FUNDS]

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE

Travelers Series Fund Inc.

[PHOTO]

HEATH B. MCLENDON
Chairman

Dear Shareholder:

We are pleased to provide the annual report of the Travelers Series Fund Inc.- Smith Barney Large Cap Value, Alliance Growth and Van Kampen Enterprise Portfolios ("Portfolios") for the year ended October 31, 1999. We hope you find this report to be useful and informative. In this report, we summarize the year's prevailing economic and market conditions and outline each Portfolio's investment strategy. A detailed summary of performance and current holdings for each Portfolio can be found in the appropriate sections that follow.

Portfolio Highlights
Smith Barney Large Cap Value Portfolio

For the year ended October 31, 1999, the Smith Barney Large Cap Value Portfolio ("Portfolio") had a total return of 8.52%. The Standard & Poor's 500 Index ("S&P 500")/1/ returned 25.66% and the Portfolio's Lipper/2/ peer group of equity income funds returned 15.66% for the same period. (Lipper, Inc. is a major fund-tracking organization.)

Market Update & Outlook

In the view of the managers, the "healing" of the global economy was the dominant influence on market activity throughout the Portfolio's fiscal year, as growth among foreign economies accelerated and investors struggled to calculate the implications of a rapidly changing global economy. These events were in contrast to last year, when declining rates and deflation were the major issues, as oil prices soared and economic activity showed no signs of slowing. When the balance of risks swung toward U.S. stocks and away from global risks, several factors such as tightening labor markets, a strong recovery in manufacturing industries, unrestrained consumer spending and rising commodity prices caused the Federal Reserve Board ("Fed") to reverse its three rate reductions of last fall.

--------------------
/1/ The S&P 500 Index is an index of widely-held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets.

/2/ The Lipper peer group is comprised of 44 equity income funds as of October 31, 1999.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     1

With the U.S. economy growing and declining rates no longer driving stock market performance, investor focus gradually shifted toward corporate profits. Consequently, in April, many investors, encouraged by signs of economic improvement, aggressively shifted from relatively expensive growth stocks into value-oriented securities likely to benefit from improved global demand.

In fact, the return difference between the S&P Barra Value/3/ and S&P Barra Growth/4/ indices in April was the largest absolute monthly spread between the benchmarks since their inception in 1974. As interest rates rose toward the highest levels in two years, the stock market's strong performance was largely confined to a narrow group of stocks, and the relative outperformance of value stocks versus growth stocks proved to be short lived.

Overall, the managers are optimistic about the stock market's prospects over the next few months. In the interim, the investment team expects the duel between interest rates and corporate earnings to continue. The managers believe that the interpretation of inflation and economic data will be the primary influence on the market's direction over the near term.

The managers continue to view strengthening global demand as an attractive investment theme, and believe solid relative performance among select securities in the raw materials, capital goods and energy sectors is likely in the coming months. They have identified a handful of attractively valued, high-quality companies they believe are positioned to benefit from this expected higher demand.

Alcoa, up 63.0%, was among the best performing stocks in the Portfolio and is a clear beneficiary of better global economic conditions. In previous months, as demand collapsed and aluminum prices fell, Alcoa's focus on aggressively reducing costs and the implementation of strict financial goals for each of their business units reduced its dependability on pricing and allowed the company to maintain significantly higher levels of profitability versus its peers. With aluminum prices now rising, a superior operating structure, and merger synergies from its recent Alumax acquisition, the managers expect Alcoa to generate strong earnings growth in the future.

--------------
/3/ The S&P Barra Value Index is a capitalization-weighted index composed of stocks of the S&P 500 with higher book-to-price ratios relative to the S&P as a whole.

/4/ The S&P Barra Growth Index is a capitalization-weighted index composed of stocks of the S&P 500 with lower book-to-price ratios relative to the S&P as a whole.

--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

The Portfolio's investment team continued to maintain meaningful exposure to the financial industry and selectively added holdings throughout 1999. The impact of the Euro on the evolution of the European capital markets, surging worldwide merger volumes, regulatory changes and favorable demographic trends are among several factors creating attractive growth opportunities for well-positioned financial services firms.

Although fears of rising rates tempered the performance of financial stocks, Marsh & McLennan, up 35.3%, nevertheless logged one of the best performances among the Portfolio's largest holdings. Accounts of price increases by senior insurance executives suggest to the managers that prices will likely remain the same for the rest of 1999 and rise somewhat during 2000. As the world's largest insurance broker, they think Marsh is well positioned to benefit from any such "turn" in pricing and they believe brokerage revenues will accelerate steadily over the next 12 months. Merger benefits and strong performance from its Putnam Investments division have also supported Marsh's strong earnings momentum.

Enron, up 40.0%, and Sprint, higher by 77.0%, have established strong competitive positions within deregulated industries and were stellar performers during the Portfolio's fiscal year. The scope of Enron's global wholesale and retail energy franchise alone created a formidable barrier to entry and the company strengthened its competitive position during the period. The managers believe Enron has important advantages that should allow it to continue generating higher earnings growth driven by deregulation of the U.S. electricity markets, outsourcing by major corporations and deregulation of the European gas and electricity markets.

Sprint, the nation's third largest provider of long distance services, continued to enter new markets and benefit from burgeoning demand for wireless communication devices and Internet services. The company's shares also benefited from merger-related catalysts when BellSouth, in an unexpected move, assembled a competing bid against MCI Worldcom's initial offer for the company. Ultimately, Sprint agreed to an acquisition by MCI Worldcom in a $115 billion deal that, if completed, would be the largest corporate takeover in history.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     3

American Home Products came under pressure for fundamental reasons, including an earnings shortfall related to weakness in its agricultural chemicals business and uncertainty associated with several lawsuits filed against the company. The managers believe American Home Products is actively exploring ways to improve its agricultural unit and, with the recent settlement, legal concerns are fading. Going forward, the stock is anticipated to do well as earnings rise and an impressive array of products are introduced to the marketplace.

Although Raytheon, down by 46.9%, has grown through acquisitions to become a large and competitive player in the aerospace/defense industry, the stock's performance was disappointing during the period. The company revised earnings downward several times during the second half of the Portfolio's fiscal year. Delayed procurement decisions, failure to book international awards on a timely basis and an unfavorable program mix were cited as reasons for the reduction. Nevertheless, the managers remain positive about Raytheon's prospects because of expected future increases in defense spending.

The team eliminated positions in First Union, down 29.7%, after management lowered earnings expectations twice in just three months and it became apparent operational momentum would not materialize for the remainder of 1999. Higher-than-expected technology costs, sluggish revenue growth and lower merger-related cost savings versus expectations contributed to a string of First Union disappointments.

Alliance Growth Portfolio
For the year ended October 31, 1999, the Alliance Growth Portfolio ("Portfolio") generated a total return of 35.51%, outperforming the S&P 500 return of 25.66%.

Twelve months ago, the stock market was just beginning its recovery from the sharp drop brought on by the collapse of Asian markets. At that time, the view of the managers was that the U.S. market decline was more in the nature of a financial panic than the start of a bear market. Rather than taking defensive measures, the investment team took advantage of the opportunity to buy depressed stocks in their most favored industries, primarily technology and financial services. The stock market recovered rapidly in the ensuing six months and the managers are pleased to report that the performance of the Alliance Growth Portfolio was ahead of the major market averages during the period.


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

This past summer upside market momentum gave way to fears that the Federal Reserve Board ("Fed") would raise rates until there were clear signs that the economy was decelerating. The Fed is determined to act preemptively to ensure that an overheated economy does not lead to the return of inflation. This Fed reversal of interest rates resulted in relatively poor performance by the financial sector. Yet the managers continue to think that financial services companies offer an attractive combination of above-average long-term growth at reasonable valuations and their emphasis has been maintained on this group.

The telecommunications sector continues to be the Portfolio's largest area of concentration. Surging data traffic, the explosive growth of the Internet and worldwide deregulation make this, in the view of the managers, still the most attractive area of the market.

At the close of the Portfolio's fiscal year, the market seemed to have shaken off its interest rate fears and began to move back up. The managers generally do not make market timing bets, preferring instead to remain invested in those stocks that they think afford the best combination of growth at a reasonable price. The investment team believes that falling rates are probably behind us. Further gains in the stock market may be driven by earnings gains rather than valuation gains. In other words, investors should remember that long-term growth in the stock market has generally tracked earnings growth. The more rapid gains of recent years were above historical trends and are unlikely to persist.

Van Kampen Enterprise Portfolio

For the year ended October 31, 1999, the Van Kampen Enterprise Portfolio ("Portfolio") generated a total return of 26.48%. In comparison, the S&P 500 returned 25.66%. The managers attribute the Portfolio's underperformance largely to the poor returns of some of the Portfolio's health care and financial holdings, and to a relative underweighting in technology stocks for a portion of the reporting period. As a group, technology stocks were among the market's best performers during this period.

The Van Kampen Enterprise Portfolio is managed with a consistent philosophy: to own companies with positive future fundamentals at attractive current valuations. In selecting stocks, the portfolio managers generally look for at least one of the following fundamental characteristics:

 .  Consistent earnings growth
 .  Accelerating earnings growth
 .  Better-than-expected fundamentals
 .  An underlying change in a company, industry or regulatory environment.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     5

As long as the original criteria for purchasing a particular stock holds true and its value remains relatively attractive, the stock usually remains in the Portfolio.

The reporting period was characterized by considerable market volatility. Following a significant market decline in the third quarter of 1998 -- resulting from weakening international economies -- the stock market staged an impressive rally through much of the period under review. This market appreciation was reflected in the Dow Jones Industrial Average, which began the reporting period at slightly more than 8,700, but surpassed the 10,000 milestone in late March and the 11,000 barrier in early May. (The Dow Jones Industrial Average is a price-adjusted average of 30 actively traded stocks.)

Concerns that the Fed would increase interest rates somewhat dampened investor enthusiasm during the third quarter of 1999. Late in the period, however, the market began to recover and approached the higher levels of previous months. In the view of the managers, the stock market's rise was caused primarily by sustained U.S. economic growth, subdued inflation and ongoing favorable corporate earnings.

In response to the strong fundamentals of technology companies, the managers increased the Portfolio's weighting in technology stocks while trimming their holdings in sectors such as health care, financial services and retail. These changes generally benefited the Portfolio's performance, as technology stocks were boosted by the strong U.S. economy, improving economic conditions overseas and increased corporate spending to improve productivity. The managers eliminated some investments in defensive retail stocks such as grocery store companies because of lower expected sales growth.

Investments in the technology and broadcast sectors positively contributed to the Portfolio's performance during the reporting period.

Of course, not all of the managers'stock picks were successful. Several of their investments in the health care sector underperformed significantly. Despite positive earnings reports, many of the Portfolio's health care holdings performed poorly as investors grew concerned about how possible changes in Medicare reimbursements would affect the future profitability of HMOs.

--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

Looking forward, the managers do not expect substantial changes in market conditions. They anticipate continued moderate economic growth and contained inflation. As long as both conditions remain favorable, the managers are committed to investing in companies they believe are in a good position to deliver strong or consistent earnings growth.

Thank you for investing in the Travelers Series Fund Inc. We look forward to continuing to help you pursue your financial goals in the years to come.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

November 16, 1999

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     7

--------------------------------------------------------------------------------
                     Smith Barney Large Cap Value Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                        Net Asset Value
                     --------------------
                     Beginning     End of   Income    Capital Gain     Total
Year Ended            of Year       Year   Dividends  Distributions  Returns+
================================================================================
10/31/99               $18.94      $19.83     $0.24       $0.52          8.52%
--------------------------------------------------------------------------------
10/31/98                17.90       18.94      0.21        0.53          9.65
--------------------------------------------------------------------------------
10/31/97                14.84       17.90      0.18        0.17         23.38
--------------------------------------------------------------------------------
10/31/96                12.12       14.84      0.17        0.05         24.55
--------------------------------------------------------------------------------
10/31/95                10.14       12.12      0.06        0.00         20.21
--------------------------------------------------------------------------------
6/16/94*-10/31/94       10.00       10.14      0.00        0.00          1.40++
================================================================================
Total                                         $0.86       $1.27
================================================================================

--------------------------------------------------------------------------------
                            Alliance Growth Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                        Net Asset Value
                     ---------------------
                     Beginning      End of   Income    Capital Gain     Total
Year Ended            of Year        Year   Dividends  Distributions  Returns+
================================================================================
10/31/99              $22.14      $28.35      $0.15       $1.45         35.51%
--------------------------------------------------------------------------------
10/31/98               20.82       22.14       0.04        1.44         12.92
--------------------------------------------------------------------------------
10/31/97               16.30       20.82       0.02        0.62         32.59
--------------------------------------------------------------------------------
10/31/96               13.28       16.30       0.09        0.32         26.55
--------------------------------------------------------------------------------
10/31/95               10.65       13.28       0.02        0.10         26.18
--------------------------------------------------------------------------------
6/16/94*-10/31/94      10.00       10.65       0.00        0.00          6.50++
================================================================================
Total                                         $0.32       $3.93
================================================================================

--------------------------------------------------------------------------------
                        Van Kampen Enterprise Portfolio
--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                        Net Asset Value
                     --------------------
                     Beginning     End of   Income    Capital Gain     Total
Year Ended            of Year       Year   Dividends  Distributions  Returns+
================================================================================
10/31/99               $20.56      $25.52    $0.07          $0.39     26.48 %
--------------------------------------------------------------------------------
10/31/98                19.89       20.56     0.05           1.17      8.97
--------------------------------------------------------------------------------
10/31/97                15.37       19.89     0.05           0.00     29.81
--------------------------------------------------------------------------------
10/31/96                12.89       15.37     0.04           0.40     23.35
--------------------------------------------------------------------------------
10/31/95                10.38       12.89     0.02           0.03     24.74
--------------------------------------------------------------------------------
6/16/94*-10/31/94       10.00       10.38     0.00           0.00      3.80++
================================================================================
Total                                        $0.23          $1.99
================================================================================

--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

                              Smith Barney       Alliance
                               Large Cap          Growth         Van Kampen
                            Value Portfolio     Portfolio   Enterprise Portfolio
================================================================================
Year Ended 10/31/99                8.52%          35.51%            26.48%
--------------------------------------------------------------------------------
Five Years Ended 10/31/99         17.06           26.50             22.45
--------------------------------------------------------------------------------
6/16/94* through 10/31/99         16.07           25.90             21.56
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns+
--------------------------------------------------------------------------------
                               Smith Barney   Alliance
                                Large Cap      Growth          Van Kampen
                             Value Portfolio  Portfolio    Enterprise Portfolio
================================================================================
6/16/94* through 10/31/99        122.90%       245.04%          185.76%
================================================================================

+ Assumes the reinvestment of all dividend and capital gain distributions, if any, at net asset value.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                     9

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in Shares of the
           Smith Barney Large Cap Value Portfolio vs. S&P 500 Index+
--------------------------------------------------------------------------------
                           June 1994 -- October 1999

                                 [LINE GRAPH]

                      Smith Barney
               Large Cap Value Portfolio          S&P 500 Index

6/16/94                10,000                        10,000
 Oct-94                10,140                        10,324
 Oct-95                12,189                        13,053
 Oct-96                15,181                        16,018
 Oct-97                18,731                        21,159
 Oct-98                20,539                        25,817
 Oct-99                22,290                        32,442




+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney
  Large Cap Value Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1999. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in Shares of the
                  Alliance Growth Portfolio vs. S&P 500 Index
                            and Russell 1000 Index+
--------------------------------------------------------------------------------
                           June 1994 -- October 1999

                                    [GRAPH]

                      Alliance        S&P           Russell
                       Growth         500            1000
                     Portfolio       Index          Index

        6/16/94        10,000        10,000        10,000
         Oct-94        10,650        10,324        10,191
         Oct-95        13,439        13,053        12,612
         Oct-96        17,007        16,018        15,501
         Oct-97        22,549        21,159        20,236
         Oct-98        25,463        25,817        24,039
         Oct-99        34,504        32,442        30,189


+ Hypothetical illustration of $10,000 invested in shares of the Alliance Growth Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1999. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Russell 1000 Index is comprised of 1,000 of the largest capitalized U.S. domiciled companies whose common stock is traded on either the New York, American or NASDAQ stock exchanges. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Travelers Series fund Inc.                                                    11

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in Shares of the
                      Van Kampen Enterprise Portfolio vs.
                                S&P 500 Index+
--------------------------------------------------------------------------------
                           June 1994 -- October 1999

                                    [GRAPH]

                    Van Kampen         S&P
                    Entreprise         500
                     Portfolio        Index

        6/16/94        10,000        10,000
         Oct-94        10,380        10,324
         Oct-95        12,948        13,053
         Oct-96        15,972        16,018
         Oct-97        20,733        21,159
         Oct-98        22,593        25,817
         Oct-99        28,576        32,442


+ Hypothetical illustration of $10,000 invested in shares of the Van Kampen Enterprise Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1999. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments                                        October 31, 1999
--------------------------------------------------------------------------------

                    SMITH BARNEY LARGE CAP VALUE PORTFOLIO

SHARES                                SECURITY                      VALUE
============================================================================
COMMON STOCK -- 95.3%
Capital Goods -- 12.1%
   25,800              AlliedSignal Inc.                       $   1,468,988
  215,000              Emerson Electric Co.                       12,913,437
  140,000              General Electric Co.                       18,978,750
  130,000              Honeywell Inc.                             13,706,875
  240,000              Pitney Bowes Inc.                          10,935,000
  290,000              Xerox Corp.                                 8,120,000
----------------------------------------------------------------------------
                                                                  66,123,050
----------------------------------------------------------------------------
Consumer Cyclicals -- 4.7%
  135,000              General Motors Corp.                        9,483,750
  525,000              Masco Corp.                                16,012,500
----------------------------------------------------------------------------
                                                                  25,496,250
----------------------------------------------------------------------------
Consumer Staples -- 7.9%
  225,000              Avon Products, Inc.                         7,256,250
  125,000              H.J. Heinz Co.                              5,968,750
  190,000              Kimberly-Clark Corp.                       11,993,750
  115,000              The McGraw-Hill Companies, Inc.             6,856,875
  325,000              PepsiCo, Inc.                              11,273,437
----------------------------------------------------------------------------
                                                                  43,349,062
----------------------------------------------------------------------------
Energy -- 19.0%
   75,000              Atlantic Richfield Co.                      6,989,063
  114,000              BP Amoco PLC, Sponsored ADR                 6,583,500
  110,000              Chevron Corp.                              10,044,375
  234,000              Conoco Inc., Class A Shares                 6,420,375
  307,968              Conoco Inc., Class B Shares                 8,353,632
  550,000              Enron Corp.                                21,965,625
  120,000              Exxon Corp.                                 8,887,500
  140,025              Halliburton Co.                             5,277,192
  140,000              Mobil Corp.                                13,510,000
  415,000              The Williams Cos., Inc.                    15,562,500
----------------------------------------------------------------------------
                                                                 103,593,762
----------------------------------------------------------------------------
Financial Services -- 10.7%
  175,000              Bank of America Corp.                      11,265,625
  215,000              The Chase Manhattan Corp.                  18,785,625
  180,000              Marsh & McLennan Cos., Inc.                14,231,250
  390,000              Mellon Financial Corp.                     14,405,625
----------------------------------------------------------------------------
                                                                  58,688,125
----------------------------------------------------------------------------


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    13

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                    SMITH BARNEY LARGE CAP VALUE PORTFOLIO

SHARES                           SECURITY                                VALUE
================================================================================
Health Care -- 8.0%
  220,000              American Home Products Corp.                 $ 11,495,000
   80,000              Baxter International Inc.                       5,190,000
  200,000              Bristol-Myers Squibb Co.                       15,362,500
  215,000              Pharmacia & Upjohn, Inc.                       11,596,563
--------------------------------------------------------------------------------
                                                                      43,644,063
--------------------------------------------------------------------------------
Insurance -- 6.3%
  198,000              The Chubb Corp.                                10,865,250
   60,000              CIGNA Corp.                                     4,485,000
  215,000              The Hartford Financial Services Group, Inc.    11,139,687
  235,000              UnumProvident Corp.                             7,740,313
--------------------------------------------------------------------------------
                                                                      34,230,250
--------------------------------------------------------------------------------
Raw and Intermediate Materials -- 7.6%
  175,000              Alcoa Inc.                                     10,631,250
   45,000              The Dow Chemical Co.                            5,321,250
  142,552              E.I. du Pont de Nemours & Co.                   9,185,756
  225,000              International Paper Co.                        11,840,625
   75,000              Reynolds Metals Co.                             4,532,812
--------------------------------------------------------------------------------
                                                                      41,511,693
--------------------------------------------------------------------------------
Technology -- 3.3%
  180,000              Raytheon Co., Class A Shares                    4,938,750
  213,000              United Technologies Corp.                      12,886,500
--------------------------------------------------------------------------------
                                                                      17,825,250
--------------------------------------------------------------------------------
Telecommunications -- 10.6%
  300,000              AT&T Corp.                                     14,025,000
  170,000              GTE Corp.                                      12,750,000
  263,200              SBC Communications Inc.                        13,406,750
  240,000              Sprint Corp.                                   17,835,000
--------------------------------------------------------------------------------
                                                                      58,016,750
--------------------------------------------------------------------------------
Transportation -- 1.3%
  130,000              Union Pacific Corp.                             7,247,500
--------------------------------------------------------------------------------
Utilities -- 3.8%
  200,000              Duke Energy Corp.                              11,300,000
  245,000              Unicom Corp.                                    9,386,563
--------------------------------------------------------------------------------
                                                                      20,686,563
--------------------------------------------------------------------------------
                       TOTAL COMMON STOCK
                       (Cost -- $457,348,398)                        520,412,318
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------
                    SMITH BARNEY LARGE CAP VALUE PORTFOLIO

FACE
AMOUNT                                    SECURITY                     VALUE
================================================================================
REPURCHASE AGREEMENT -- 4.7%
$25,427,000          Goldman, Sachs & Co., 5.180% due 11/1/99;
                     Proceeds at maturity -- $25,437,976;
                     (Fully collateralized by U.S. Treasury
                     Bills due 12/2/99, Notes 4.75% to 6.875%
                     due 3/31/00 to 11/15/08, and Bonds
                     6.125% to 10.00% due 5/15/10 to 11/15/27;
                     Market value -- $25,935,546)
                     (Cost -- $25,427,000)                          $ 25,427,000
================================================================================
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $482,775,398*)                        $545,839,318
================================================================================
* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    15

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO

  SHARES                               SECURITY                          VALUE
================================================================================
COMMON STOCK -- 96.4%
Aerospace -- 1.0%
    796,200            Loral Space & Communications Ltd.*           $ 11,992,762
--------------------------------------------------------------------------------
Airlines -- 0.8%
    242,000            Continental Airlines, Inc., Class B Shares*     9,801,000
--------------------------------------------------------------------------------
Banks -- 6.6%
    447,400            Bank of America Corp.                          28,801,375
    249,000            Bank One Corp.                                  9,353,062
    590,900            The Bank of Tokyo-Mitsubishi, Ltd., ADR         9,749,850
    334,208            The Chase Manhattan Corp.                      29,201,424
--------------------------------------------------------------------------------
                                                                      77,105,711
--------------------------------------------------------------------------------
Beverages -- 0.4%
     97,000            Coca-Cola Enterprises Inc.                      2,479,563
    115,500            The Pepsi Bottling Group, Inc.                  2,100,656
--------------------------------------------------------------------------------
                                                                       4,580,219
--------------------------------------------------------------------------------
Drugs -- 4.1%
    284,000            Bristol-Myers Squibb Co.                       21,814,750
    208,800            Merck & Co., Inc                               16,612,650
    204,000            Schering-Plough Corp.                          10,098,000
--------------------------------------------------------------------------------
                                                                      48,525,400
--------------------------------------------------------------------------------
Electronics -- 13.2%
    133,000            Altera Corp.*                                   6,467,125
    139,000            Applied Materials, Inc. *                      12,483,937
    278,850            Cisco Sysytems, Inc.*                          20,634,900
    170,000            Flextronics International Ltd.*                12,070,000
     68,700            Ingram Micro Inc., Chase A Shares*                764,288
    179,000            Micron Technology, Inc.*                       12,764,937
    506,900            Sanmina Corp.*                                 45,652,681
    405,600            SCI Systems, Inc.*                             20,026,500
    327,800            Solectron Corp.*                               24,666,950
--------------------------------------------------------------------------------
                                                                     155,531,318
--------------------------------------------------------------------------------
Energy -- 1.3%
    122,000            Kerr-McGee Corp.                                6,557,500
    132,000            Total Fina S.A., Sponsored ADR                  8,802,750
--------------------------------------------------------------------------------
                                                                      15,360,250
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO

  SHARES                              SECURITY                           VALUE
================================================================================
Financial Services -- 8.0%
    525,000           Associates First Capital Corp., Class A Shares $19,162,500
    530,548           The CIT Group, Inc., Class A Shares             12,666,834
    223,100           Household International, Inc.                    9,955,837
    250,000           Koger Equity                                     3,875,000
  1,049,762           MBNA Corp.                                      28,999,675
  1,187,200           Newcourt Credit Group Inc.                      19,514,600
--------------------------------------------------------------------------------
                                                                      94,174,446
--------------------------------------------------------------------------------
Food Services, Lodging -- 0.2%
    270,300           Humphrey Hospitality Trust, Inc.                 1,790,738
--------------------------------------------------------------------------------
Hospital Supplies & Services -- 2.0%
    303,000           Boston Scientific Corp.*                         6,097,875
    272,000           Health Management Associates, Inc.*              2,414,000
    566,230           McKesson HBOC, Inc.                             11,359,989
    103,200           Medtronic, Inc.                                  3,573,300
--------------------------------------------------------------------------------
                                                                      23,445,164
--------------------------------------------------------------------------------
Insurance -- 4.5%
    171,000           Ace Ltd.                                         3,323,813
    441,265           American International Group, Inc.              45,422,716
     36,000           Providian Financial Corp.                        3,924,000
--------------------------------------------------------------------------------
                                                                      52,670,529
--------------------------------------------------------------------------------
Leisure Related -- 1.8%
    647,215           Cendant Corp.                                   10,679,048
    165,700           Royal Caribbean Cruises Ltd.                     8,792,456
     80,000           The Walt Disney Co.                              2,110,000
--------------------------------------------------------------------------------
                                                                      21,581,504
--------------------------------------------------------------------------------
Miscellaneous -- 1.6%
    466,796           Tyco International Ltd.                         18,642,665
--------------------------------------------------------------------------------
Printing, Publishing & Broadcasting -- 7.9%
     43,000           Adelphia Communications Corp., Class A Shares*   2,348,875
  1,429,428           AT&T Corp. - Liberty Media Group,
                       Class A Shares                                 56,730,424
    353,800           CBS Corp.*                                      17,269,863
    111,500           MediaOne Group, Inc.*                            7,923,469
    219,400           The News Corp. Ltd., Sponsored ADR               6,499,725
     25,000           UnitedGlobalCom Inc.*                            2,175,000
--------------------------------------------------------------------------------
                                                                      92,947,356
--------------------------------------------------------------------------------
Real Estate -- 1.0%
    140,000          Entertainment Properties Trust                    1,968,750
    418,400          JP Realty, Inc.                                   7,165,100
    121,900          The Macerich Co.                                  2,438,000
--------------------------------------------------------------------------------
                                                                      11,571,850
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    17

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO

  SHARES                              SECURITY                           VALUE
================================================================================
Retail -- 4.8%
     69,000           The Gap, Inc.                                 $  2,561,625
    284,700           The Home Depot, Inc.                            21,494,850
    284,000           The Kroger Co.                                   5,910,750
    281,850           The Limited, Inc.                               11,591,081
    110,000           Safeway Inc.*                                    3,884,375
    164,000           Tandy Corp.                                     10,321,751
--------------------------------------------------------------------------------
                                                                      55,764,432
--------------------------------------------------------------------------------
Technology -- 8.9%
  1,291,900           Ceridian Corp.                                  28,341,056
    350,000           International Business Machines Corp.           34,431,250
    792,175           Sterling Commerce, Inc.*                        18,566,602
  1,059,400           Sterling Software, Inc.*                        23,240,587
--------------------------------------------------------------------------------
                                                                     104,579,495
--------------------------------------------------------------------------------
Telecommunications -- 22.9%
     86,800           COLT Telecom Group PLC, Sponsored ADR*          10,285,800
    747,504           Global TeleSystems Group, Inc.*                 17,893,377
    432,600           Globalstar Telecommunications Ltd.*              9,544,238
     98,000           IXC Communications, Inc.*                        4,232,375
    325,300           Mannesmann AG                                   50,160,304
    554,950           MCI WorldCom, Inc.*                             47,621,647
    182,000           Millicom International Cellular S.A.*            6,142,500
    670,700           Nextel Communications, Inc., Class A Shares*    57,805,956
     63,000           Nokia Oyj, Sponsored ADR                         7,280,438
    266,250           NTL Inc.*                                       20,068,594
    146,400           Orange PLC, ADR*                                18,226,800
    257,000           Pacific Gateway Exchange, Inc.*                  5,846,750
     90,000           Qwest Communications International Inc.*         3,240,000
          1           Reuters Group PLC, Sponsored ADR                        55
     43,000           Vodafone AirTouch PLC, Sponsored ADR             2,061,313
     82,000           VoiceStream Wireless Corp.*                      8,097,500
--------------------------------------------------------------------------------
                                                                     268,507,647
--------------------------------------------------------------------------------
Tobacco -- 1.1%
    507,400           Philip Morris Cos., Inc.                        12,780,137
--------------------------------------------------------------------------------
Utility - Telephone -- 4.3%
    477,000           Cable & Wireless PLC                             5,568,992
    609,000           Sprint Corp.                                    45,256,312
--------------------------------------------------------------------------------
                                                                      50,825,304
--------------------------------------------------------------------------------
                      TOTAL COMMON STOCK
                      (Cost -- $830,120,315)                       1,132,177,927
================================================================================


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO

     SHARES                         SECURITY                            VALUE
================================================================================
CONVERTIBLE PREFERRED STOCK -- 0.7%
Financial Services -- 0.1%
     56,800   Automatic Common Exchange Security Trust II,
                $1.55 Trust Automatic Common Exchange
                Securities                                          $    596,400
--------------------------------------------------------------------------------
Printing, Publishing & Broadcasting -- 0.6%
     12,100   Adelphia Communications Corp., 5.50%
                Redeemable, Series D                                   2,079,687
    167,000   The Reader's Digest Association, Inc.,
                $1.93 Trust Automatic Common Exchange
                Securities                                             4,968,250
--------------------------------------------------------------------------------
                                                                       7,047,937
--------------------------------------------------------------------------------
              TOTAL CONVERTIBLE PREFERRED STOCK
              (Cost -- $7,906,659)                                     7,644,337
================================================================================

      FACE
     AMOUNT                         SECURITY                            VALUE
================================================================================
CONVERTIBLE BOND -- 1.0%
Telecommunications -- 1.0%
$11,165,000   Global TeleSystems Group, Inc., Sr. Sub.
                Debentures, 5.75% due 7/1/10
                (Cost -- $9,555,995)                                  11,737,206
================================================================================
SHORT-TERM INVESTMENT -- 1.9%
 22,700,000   Federal Farm Credit Bank, 5.16% due 11/1/99
                (Cost -- $22,693,493)                                 22,693,493
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $870,276,462**)                            $1,174,252,963
================================================================================

*    Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    19

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                        VAN KAMPEN ENTERPRISE PORTFOLIO

  SHARES                           SECURITY                   VALUE
========================================================================
COMMON STOCK -- 92.9%
Advertising -- 1.2%
  41,000                Omnicom Group Inc.                   $ 3,608,000
------------------------------------------------------------------------
Apparel Manufacturers -- 0.7%
  72,000    Jones Apparel Group, Inc.*                         2,277,000
------------------------------------------------------------------------
Automotive -- 0.4%
  22,000    Harley-Davidson, Inc.                              1,304,875
------------------------------------------------------------------------
Banking -- 3.3%
  44,000    Bank of America Corp.                              2,832,500
  29,000    The Chase Manhattan Corp.                          2,533,875
  61,000    Fleet Boston Corp.                                 2,661,125
  50,000    Wells Fargo Co.                                    2,393,750
------------------------------------------------------------------------
                                                              10,421,250
------------------------------------------------------------------------
Brewery -- 0.4%
  19,000    Anheuser-Busch Cos., Inc.                          1,364,437
------------------------------------------------------------------------
Broadcast Media and Cable Television -- 4.3%
  70,600    CBS Corp.*                                         3,446,162
  40,274    Clear Channel Communications, Inc.*                3,237,023
  41,500    Metro-Goldwyn-Mayer Inc.*                            762,563
  34,200    Time Warner Inc.                                   2,383,313
  42,000    Univision Communications Inc.*                     3,572,625
------------------------------------------------------------------------
                                                              13,401,686
------------------------------------------------------------------------
Casinos -- 0.9%
  33,000    Harrah's Entertainment, Inc.*                        954,937
  19,000    MGM Grand, Inc.*                                     969,000
  75,000    Park Place Entertainment Corp.*                      984,375
------------------------------------------------------------------------
                                                               2,908,312
------------------------------------------------------------------------
Circuits -- 1.6%
  22,000    Analog Devices, Inc.*                              1,168,750
  14,000    Linear Technology Corp.                              979,125
  30,000    Sanmina Corp.*                                     2,701,875
------------------------------------------------------------------------
                                                               4,849,750
------------------------------------------------------------------------
Cosmetics & Toiletries -- 1.3%
  21,000    Kimberly-Clark Corp.                               1,325,625
  27,000    The Procter & Gamble Co.                           2,831,625
------------------------------------------------------------------------
                                                               4,157,250
------------------------------------------------------------------------
Electrical - Integrated -- 0.5%
  26,300    The AES Corp.*                                     1,484,306
------------------------------------------------------------------------

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999

                       VAN KAMPEN ENTERPRISE PORTFOLIO

SHARES                                 SECURITY                           VALUE
================================================================================
Electronic Components - Semiconductors -- 7.6%
35,000                Altera Corp.*                                  $ 1,701,875
121,000               Intel Corp.                                      9,369,937
32,000                LSI Logic Corp.*                                 1,702,000
23,000                Micron Technology, Inc.                          1,640,188
20,000                STMicroelectonics N.V.                           1,817,500
13,000                Solectron Corp.*                                   978,250
46,000                Texas Instruments Inc.                           4,128,500
30,000                Xilinx, Inc.*                                    2,358,750
--------------------------------------------------------------------------------
                                                                      23,697,000
--------------------------------------------------------------------------------
Energy -- 2.0%
36,000                Apache Corp.                                     1,404,000
72,000                Baker Hughes Inc.                                2,011,500
30,000                Devon Energy Corp.                               1,166,250
19,200                Enron Corp.                                        766,800
45,000                Noble Drilling Corp.*                              998,438
--------------------------------------------------------------------------------
                                                                       6,346,988
--------------------------------------------------------------------------------

Finance - Credit Cards -- 1.4%
17,000                American Express Co.                             2,618,000
16,000                Providian Financial Corp.                        1,744,000
--------------------------------------------------------------------------------
                                                                       4,362,000
--------------------------------------------------------------------------------
Financial Services -- 1.2%
22,000                Lehman Brothers Holdings Inc.                    1,621,125
36,000                MGIC Investment Corp.                            2,151,000
--------------------------------------------------------------------------------
                                                                       3,772,125
--------------------------------------------------------------------------------
Food & Beverage -- 1.6%
101,000               The Pepsi Bottling Group, Inc.                   1,836,938
44,000                The Quaker Oats Co.                              3,080,000
--------------------------------------------------------------------------------
                                                                       4,916,938
--------------------------------------------------------------------------------
Health Care - Hospital/Medical Services -- 1.2%
69,600                Lincare Holdings Inc.*                           1,957,500
14,000                United HealthCare Corp.                            723,625
16,200                Wellpoint Health Networks Inc.*                    939,600
--------------------------------------------------------------------------------
                                                                       3,620,725
--------------------------------------------------------------------------------
Health Care - Products -- 2.8%
8,000                 Allergan, Inc.                                     859,000
24,500                Baxter International Inc.                        1,589,437
27,700                Guidant Corp.*                                   1,367,687
47,000                Johnson & Johnson                                4,923,250
--------------------------------------------------------------------------------
                                                                       8,739,374
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    21

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999

                       VAN KAMPEN ENTERPRISE PORTFOLIO

SHARES                                 SECURITY                           VALUE
================================================================================
Instruments - Medical/Scientific -- 1.3%
  19,000              Honeywell Inc.                                 $ 2,003,312
  14,000              PE Corp. - PE Biosystems Group                     908,250
  20,000              Waters Corp.*                                    1,062,500
--------------------------------------------------------------------------------
                                                                       3,974,062
--------------------------------------------------------------------------------
Insurance -- 3.2%
  47,000              AFLAC Inc.                                       2,402,875
  16,250              American International Group, Inc.               1,672,734
  32,000              Lincoln National Corp.                           1,476,000
  44,000              Marsh & McLennan Cos., Inc.                      3,478,750
  24,000              UnumProvident Corp.                                790,500
--------------------------------------------------------------------------------
                                                                       9,820,859
--------------------------------------------------------------------------------
Machinery -- 0.8%
  27,000              Applied Materials, Inc.*                         2,424,937
--------------------------------------------------------------------------------
Manufacturing -- 4.9%
  50,000              Corning Inc.                                     3,931,250
  54,000              General Electric Co.                             7,320,375
 102,200              Tyco International Ltd.                          4,081,613
--------------------------------------------------------------------------------
                                                                      15,333,238
--------------------------------------------------------------------------------
Medical - Biomedical -- 1.0%
  19,000              Amgen Inc.*                                      1,515,250
  20,000              Biogen, Inc.*                                    1,482,500
--------------------------------------------------------------------------------
                                                                       2,997,750
--------------------------------------------------------------------------------
Medical - Drugs -- 7.0%
  23,400              Abbott Laboratories                                944,775
  68,500              American Home Products Corp.                     3,579,125
 112,400              Bristol-Myers Squibb Co.                         8,633,725
  21,000              Eli Lilly and Co.                                1,446,375
  37,500              Pfizer Inc.                                      1,481,250
  15,000              Pharmacia & Upjohn, Inc.                           809,063
 100,000              Schering-Plough Corp.                            4,950,000
--------------------------------------------------------------------------------
                                                                      21,844,313
--------------------------------------------------------------------------------
Multi - Industry -- 0.5%
  30,700              The Seagram Co., Ltd.                            1,515,813
--------------------------------------------------------------------------------
Paper & Related Products -- 0.9%
  37,000              Boise Cascade Corp.                              1,318,125
  31,000              International Paper Co.                          1,631,375
--------------------------------------------------------------------------------
                                                                       2,949,500
--------------------------------------------------------------------------------


                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999

                       VAN KAMPEN ENTERPRISE PORTFOLIO

SHARES                                 SECURITY                           VALUE
================================================================================

Retail - Department/Discount -- 7.6%
   20,000             AnnTaylor Stores Corp.*                      $     851,250
   26,000             Best Buy Co., Inc.*                              1,444,625
   36,000             Circuit City Stores-Circuit City Group           1,536,750
   16,200             Costco Wholesale Corp.*                          1,301,062
   59,300             Dayton Hudson Corp.                              3,832,262
   71,300             Family Dollar Stores, Inc.                       1,470,562
   63,000             The Home Depot, Inc.                             4,756,500
  124,900             The TJX Cos., Inc.                               3,387,913
   90,000             Wal-Mart Stores, Inc.                            5,101,875
--------------------------------------------------------------------------------
                                                                      23,682,799
--------------------------------------------------------------------------------
Savings & Loans -- 0.5%
   43,000             Washington Mutual, Inc.                          1,545,313
--------------------------------------------------------------------------------
Steel -- 0.5%
   55,000             USX-U.S. Steel Group                             1,405,938
--------------------------------------------------------------------------------
Technology - Computers & Office Equipment -- 5.7%
   15,000             Apple Computer, Inc.*                            1,201,875
   80,200             EMC Corp.*                                       5,854,600
   14,000             Gateway Inc.*                                      924,875
   15,200             International Business Machines Corp.            1,495,300
   16,000             Lexmark International Group, Inc.,
                        Class A Shares*                                1,249,000
   41,000             Sun Microsystems, Inc.*                          4,338,313
   42,000             Tandy Corp.                                      2,643,375
--------------------------------------------------------------------------------
                                                                      17,707,338
--------------------------------------------------------------------------------
Technology - Computer Services -- 3.1%
   63,000             America Online, Inc.*                            8,170,312
    9,000             Yahoo! Inc.*                                     1,611,563
--------------------------------------------------------------------------------
                                                                       9,781,875
--------------------------------------------------------------------------------
Technology - Computer Software -- 8.2%
   14,000             Adobe Systems Inc.                                 979,125
   32,500             BMC Software, Inc.*                              2,086,094
   50,900             Citrix Systems, Inc. *                           3,263,962
  144,800             Microsoft Corp.*                                13,403,050
   42,000             Novell, Inc.*                                      842,625
   92,000             Oracle Corp.*                                    4,375,750
    6,000             VERITAS Software Corp.*                            647,250
--------------------------------------------------------------------------------
                                                                      25,597,856
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    23

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999

                       VAN KAMPEN ENTERPRISE PORTFOLIO

SHARES                                 SECURITY                           VALUE
================================================================================

Telecommunications Equipment -- 11.4%
  143,000             Cisco Systems, Inc.*                          $ 10,582,000
   34,050             Comverse Technology, Inc.*                       3,864,675
   31,000             General Instrument Corp.*                        1,668,187
   16,800             JDS Uniphase Corp.*                              2,803,500
   85,855             Lucent Technologies, Inc.                        5,516,184
   22,000             Motorola, Inc.                                   2,143,625
   43,600             Nokia Oyj, Sponsored ADR                         5,038,525
   42,000             Nortel Networks Corp.                            2,601,375
    6,000             QUALCOMM Inc.*                                   1,336,500
--------------------------------------------------------------------------------
                                                                      35,554,571
--------------------------------------------------------------------------------
Telecommunication Services -- 0.9%
   44,000             First Data Corp.                                 2,010,250
    9,000             Nextel Communications, Inc., Class A Shares        775,688
    3,000             Williams Communications Group, Inc.*                95,625
--------------------------------------------------------------------------------
                                                                       2,881,563
--------------------------------------------------------------------------------
Utilities - Telephone -- 3.0%
   62,000             ALLTEL Corp.                                     5,161,500
   48,000             MCI WorldCom, Inc.*                              4,119,000
--------------------------------------------------------------------------------
                                                                       9,280,500
--------------------------------------------------------------------------------
                      TOTAL COMMON STOCK
                      (Cost -- $217,475,908)                         289,530,241
================================================================================

FACE
AMOUNT                SECURITY                                     VALUE
================================================================================
SHORT-TERM INVESTMENTS -- 7.1%
                      U.S. Treasury Bills:
$3,000,000            4.47% due 11/4/99                                2,998,138
 3,000,000            4.54% due 11/4/99                                2,998,108
   400,000            4.40% due 11/12/99                                 399,364
 3,300,000            4.45% due 11/12/99                               3,294,697
   600,000            4.60% due 11/12/99                                 599,003
   150,000            4.66% due 11/12/99                                 149,748
 1,450,000            4.40% due 12/2/99                                1,444,152
 3,600,000            4.47% due 12/2/99                                3,585,249
   400,000            4.50% due 12/2/99                                  398,350
   400,000            4.32% due 12/9/99                                  398,080
 1,000,000            4.34% due 12/9/99                                  995,178
   800,000            4.65% due 2/17/00                                  788,336



                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                           VAN KAMPEN ENTERPRISE PORTFOLIO
   FACE
  AMOUNT                         SECURITY                               VALUE
================================================================================
SHORT-TERM INVESTMENTS -- 7.1% (continued)
              U.S. Treasury Bills:
$1,200,000      4.72% due 2/17/00                                   $  1,182,504
 2,600,000      4.75% due 2/17/00                                      2,562,092
   300,000      4.88% due 2/17/00                                        295,626
--------------------------------------------------------------------------------
              TOTAL SHORT-TERM INVESTMENTS
              (Cost -- $22,089,304)                                   22,088,625
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $239,565,212**)                              $311,618,866
================================================================================

*    Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    25

--------------------------------------------------------------------------------
Statements of Assets and Liabilities                            October 31, 1999
--------------------------------------------------------------------------------

                                                     Smith Barney
                                                       Large Cap            Alliance           Van Kampen
                                                         Value               Growth            Enterprise
                                                       Portfolio           Portfolio            Portfolio
===========================================================================================================
ASSETS:
Investments, at value
  (Cost -- $482,775,398, $870,276,462
    and $239,565,212, respectively)                  $545,839,318       $1,174,252,963         $311,618,866
  Cash                                                     10,454              166,543                   --
  Receivable for Fund shares sold                         243,319                   --                   --
  Receivable for securities sold                        2,062,171            6,185,552            7,045,575
  Dividends and interest receivable                       674,309              761,092               84,364
-----------------------------------------------------------------------------------------------------------
  Total Assets                                        548,829,571        1,181,366,150          318,748,805
-----------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                      4,747,558           13,233,914            4,743,962
  Management fees payable                                 282,558              680,267              348,227
  Payable to bank                                              --                   --               13,533
  Payable for Fund shares purchased                        49,026            1,472,515              197,156
  Accrued expenses                                         70,583               65,515               36,421
-----------------------------------------------------------------------------------------------------------
  Total Liabilities                                     5,149,725           15,452,211            5,339,299
-----------------------------------------------------------------------------------------------------------
Total Net Assets                                     $543,679,846       $1,165,913,939         $313,409,506
===========================================================================================================
NET ASSETS:
  Par value of shares of capital stock               $        274       $          411         $        123
  Capital paid in excess of par value                 461,663,072          756,102,621          197,534,086
  Undistributed net investment income                   6,775,481            1,549,118               15,787
  Accumulated net realized gain
    from security transactions                         12,177,099          104,272,524           43,805,856
  Net unrealized appreciation
    of investments and foreign currencies              63,063,920          303,989,265           72,053,654
-----------------------------------------------------------------------------------------------------------
Total Net Assets                                     $543,679,846       $1,165,913,939         $313,409,506
===========================================================================================================
Shares Outstanding                                     27,423,892           41,126,607           12,279,654
-----------------------------------------------------------------------------------------------------------
Net Asset Value                                            $19.83               $28.35               $25.52
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
26                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Operations                     For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

                                                             Smith Barney
                                                               Large Cap                    Alliance                Van Kampen
                                                                 Value                       Growth                  Enterprise
                                                               Portfolio                   Portfolio                 Portfolio
================================================================================================================================
INVESTMENT INCOME:
  Dividends                                                  $  9,787,850                $  7,738,420               $ 1,698,895
  Interest                                                        402,866                   2,071,286                   493,719
  Less: Foreign withholding tax                                   (14,321)                   (102,139)                   (5,321)
--------------------------------------------------------------------------------------------------------------------------------
  Total Investment Income                                      10,176,395                   9,707,567                 2,187,293
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                      3,270,973                   8,113,794                 2,079,152
  Audit and legal                                                  34,557                      37,399                    35,597
  Shareholder communications                                       24,886                      39,763                    14,599
  Custody                                                          21,257                      68,579                    19,166
  Registration fees                                                13,675                       9,012                     2,799
  Directors' fees                                                  13,589                      21,757                     8,254
  Shareholder and system servicing fees                            11,039                      11,255                    10,235
  Other                                                             6,880                       6,254                     1,614
--------------------------------------------------------------------------------------------------------------------------------
  Total Expenses                                                3,396,856                   8,307,813                 2,171,416
--------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           6,779,539                   1,399,754                    15,877
--------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
  Realized Gain From Security Transactions
 (excluding short-term securities):
    Proceeds from sales                                       213,111,154                 537,915,918               361,141,099
    Cost of securities sold                                   200,897,786                 433,286,543               316,684,980
--------------------------------------------------------------------------------------------------------------------------------
  Net Realized Gain                                            12,213,368                 104,629,375                44,456,119
--------------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  of Investments and foreign currencies:
    Beginning of year                                          47,492,899                 123,575,840                50,007,621
    End of year                                                63,063,920                 303,989,265                72,053,654
--------------------------------------------------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                      15,571,021                 180,413,425                22,046,033
--------------------------------------------------------------------------------------------------------------------------------
Net Gain on Investments                                        27,784,389                 285,042,800                66,502,152
--------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                       $ 34,563,928                $286,442,554              $ 66,518,029
================================================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    27

-------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------

                                                         For the Years Ended
                                                             October 31,
Smith Barney Large Cap Value Portfolio                    1999          1998
===============================================================================
OPERATIONS:
  Net investment income                              $  6,779,539  $  6,028,674
  Net realized gain                                    12,213,368    12,824,294
  Increase in net unrealized appreciation              15,571,021     6,701,077
-------------------------------------------------------------------------------
  Increase in Net Assets From Operations               34,563,928    25,554,045
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                (6,005,632)   (4,308,078)
  Net realized gains                                  (12,877,750)  (10,768,673)
-------------------------------------------------------------------------------
Decrease in Net Assets From
  Distributions to Shareholders                       (18,883,382)  (15,076,751)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                    103,656,845   120,636,096
  Net asset value of shares issued
    for reinvestment of dividends                      18,883,382    15,076,751
  Cost of shares reacquired                           (18,111,176)   (9,952,696)
-------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                           104,429,051   125,760,151
-------------------------------------------------------------------------------
Increase in Net Assets                                120,109,597   136,237,445

NET ASSETS
  Beginning of year                                   423,570,249   287,332,804
-------------------------------------------------------------------------------
  End of year*                                       $543,679,846  $423,570,249
===============================================================================
* Includes undistributed net investment income of:   $  6,775,481  $  6,006,162
===============================================================================

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
28                                           1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                               For the Years
                                                              Ended October 31,
Alliance Growth Portfolio                                    1999           1998
================================================================================
OPERATIONS:
  Net investment income                                $  1,399,754 $  4,103,580
  Net realized gain                                     104,629,375   55,878,888
  Increase in net unrealized appreciation               180,413,425   11,060,073
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations                286,442,554  71,042,541
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                  (5,587,187) (1,174,337)
  Net realized gains                                    (54,556,034)(45,386,333)
--------------------------------------------------------------------------------
Decrease in Net Assets From
  Distributions to Shareholders                         (60,143,221)(46,560,670)
--------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                      134,587,353 176,224,362
  Net asset value of shares issued
    for reinvestment of dividends                        60,143,221  46,560,670
  Cost of shares reacquired                             (30,058,605)(16,850,281)
--------------------------------------------------------------------------------
Increase in Net Assets From
  Fund Share Transactions                              164,671,969  205,934,751
--------------------------------------------------------------------------------
Increase in Net Assets                                 390,971,302  230,416,622
NET ASSETS:
  Beginning of year                                    774,942,637  544,526,015
--------------------------------------------------------------------------------
  End of year*                                      $1,165,913,939 $774,942,637
================================================================================
* Includes undistributed net investment income of:    $  1,549,118 $  5,844,057
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    29

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                               For the
                                                             Years Ended
                                                              October 31,
Van Kampen Enterprise Portfolio                           1999           1998
================================================================================
OPERATIONS:
  Net investment income                               $     15,877  $   849,639
  Net realized gain                                     44,456,119    4,871,186
  Increase in net unrealized appreciation               22,046,033   11,470,817
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations                66,518,029   17,191,642
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                   (845,726)    (569,909)
  Net realized gains                                    (4,790,402) (13,326,876)
--------------------------------------------------------------------------------
Decrease in Net Assets From
  Distributions to Shareholders                         (5,636,128) (13,896,785)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                      20,092,068   46,202,993
  Net asset value of shares issued
    for reinvestment of dividends                        5,636,128   13,896,785
  Cost of shares reacquired                            (22,251,170) (10,927,001)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                              3,477,026   49,172,777
--------------------------------------------------------------------------------
Increase in Net Assets                                  64,358,927   52,467,634

NET ASSETS:
  Beginning of year                                    249,050,579  196,582,945
--------------------------------------------------------------------------------
  End of year*                                        $313,409,506 $249,050,579
================================================================================
* Includes undistributed net investment income of:         $15,787     $845,636
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
30                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio (formerly known as Van Kampen American Capital Enterprise Portfolio), ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and twelve other separate investment portfolios: AIM Capital Appreciation, Smith Barney International Equity, Smith Barney Pacific Basin, Travelers Managed Income (formerly known as TBC Managed Income), Putnam Diversified Income, INVESCO Global Strategic Income (formerly known as GT Global Strategic Income), Smith Barney High Income, MFS Total Return, Smith Barney Money Market, Smith Barney Large Capitalization Growth, Smith Barney Aggressive Growth and Smith Barney Mid Cap Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between bid and ask prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence;
(f) interest income is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated by using the specific identification method; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    31

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

recorded and collected or paid are adjusted when reported by the custodian bank;
(j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1999, reclassifications were made to the capital accounts of the Smith Barney Large Cap Value Portfolio and the Alliance Growth Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. In addition, for the Smith Barney Large Cap Value Portfolio, a portion of undistributed net investment income and accumulated net realized gains amounting to $530 and $745, respectively, has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (k) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which in turn is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment manager of the Smith Barney Large Cap Value Portfolio ("SBLCV"). In addition, SBLCV pays SSBC a management fee calculated at an annual rate of 0.65% of the average daily net assets of the Portfolio. Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SSBC, acts as the investment manager of the Alliance Growth ("AGP") and the Van Kampen Enterprise ("VKEP") Portfolios. AGP and VKEP pay TIA a management fee calculated at an annual rate of 0.80% and 0.70%, respectively, of the average daily net assets of each Portfolio. These fees are calculated daily and paid monthly.

TIA has entered into sub-advisory agreements with Alliance Capital Management L.P. ("Alliance Capital") and Van Kampen Asset Management, Inc. ("VKAM"). Pursuant to each sub-advisory agreement, Alliance Capital and VKAM are responsible for the day-to-day portfolio operations and investment decisions and are compensated by TIA for such services at an annual rate of 0.375% and 0.325% of the average daily net assets of AGP and VKEP, respectively. These fees are calculated daily and paid monthly.

--------------------------------------------------------------------------------
32                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

TIA has entered into a sub-administrative services agreement with SSBC. TIA pays SSBC, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of AGPand VKEP.

Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Fund's shareholder servicing agent.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. For the year ended October 31, 1999, SSB received brokerage commissions of $210,493.

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the year ended October 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were:

                  Smith Barney
                  Large Cap       Alliance      Van Kampen
                    Value          Growth       Enterprise
-------------------------------------------------------------
Purchases         $276,173,471   $636,484,006   $342,866,685
-------------------------------------------------------------
Sales              213,111,154    537,915,918    361,141,099
=============================================================

At October 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                               Smith Barney
                                 Large Cap         Alliance        Van Kampen
                                   Value            Growth         Enterprise
--------------------------------------------------------------------------------
Gross unrealized appreciation  $ 89,428,680       $388,226,013     $75,907,372
Gross unrealized depreciation   (26,364,760)       (84,249,512)     (3,853,718)
--------------------------------------------------------------------------------
Net unrealized appreciation    $ 63,063,920       $303,976,501     $72,053,654
================================================================================

4. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    33

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred.

When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios'basis in the contract.

Only AGP and VKEP may enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 1999, AGP and VKEP had no open futures contracts.

6. Options Contracts

AGP and VKEP may purchase put or call options. Premiums paid when put or call options are purchased represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, a loss will be realized in the amount of the premium paid. When a closing sales transaction is entered into, a gain or loss will be realized depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When a put option is exercised, a gain or loss will be realized from the sale of the underlying security and the proceeds from such sale decreased by the premium originally paid. When a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

At October 31, 1999, AGP and VKEP had no open purchased put or call option contracts.

When AGP and VKEP write a covered call or put option, an amount equal to the premium received is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, a gain equal to the amount of the premium received is realized. When a closing purchase transaction is entered into, a gain or

--------------------------------------------------------------------------------
34                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

loss is realized depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended October 31, 1999, AGP and VKEP did not write any options.

7. Lending of Portfolio Securities

SBLCV and AGP have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 1999, there were no securities on loan.

8. Capital Shares

At October 31, 1999, the Fund had six billion shares authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    35

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each Portfolio were as follows:


                                           Year Ended           Year Ended
                                        October 31, 1999     October 31, 1998
--------------------------------------------------------------------------------
Smith Barney Large Cap Value
Shares sold                                  5,029,254          6,115,029
Shares issued on reinvestment                  909,604            741,966
Shares reacquired                             (882,294)          (539,460)
--------------------------------------------------------------------------------
Net Increase                                 5,056,564          6,317,535
--------------------------------------------------------------------------------
Alliance Growth
Shares sold                                  5,046,095          7,720,017
Shares issued on reinvestment                2,193,407          1,945,703
Shares reacquired                           (1,109,900)          (822,127)
--------------------------------------------------------------------------------
Net Increase                                 6,129,602          8,843,593
--------------------------------------------------------------------------------
Van Kampen Enterprise
Shares sold                                    844,070          2,160,649
Shares issued on reinvestment                  232,706            616,265
Shares reacquired                             (912,198)          (545,496)
--------------------------------------------------------------------------------
Net Increase                                   164,578          2,231,418
================================================================================


--------------------------------------------------------------------------------
36                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31:

Smith Barney Large Cap
Value Portfolio                                 1999(1)     1998(1)      1997       1996      1995
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year             $ 18.94     $ 17.90     $14.84     $12.12   $10.14
---------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income(2)                       0.27        0.31       0.25       0.32     0.28
   Net realized and unrealized gain               1.38        1.47       3.16       2.62     1.76
---------------------------------------------------------------------------------------------------
Total Income From Operations                      1.65        1.78       3.41       2.94     2.04
---------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                         (0.24)      (0.21)     (0.18)     (0.17)   (0.06)
   Net realized gains                            (0.52)      (0.53)     (0.17)     (0.05)      --
---------------------------------------------------------------------------------------------------
Total Distributions                              (0.76)      (0.74)     (0.35)     (0.22)   (0.06)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $ 19.83     $ 18.94     $17.90     $14.84   $12.12
---------------------------------------------------------------------------------------------------
Total Return                                      8.52%       9.65%     23.38%     24.55%   20.21%
---------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $   544     $   424     $  287     $  139   $   39
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)                                    0.67%       0.68%      0.69%      0.73%    0.73%
   Net investment income                          1.35        1.59       2.01       2.35     2.70
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             43%         36%        46%        32%      38%
===================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The Manager has waived all or part of its fees for the year ended October 31, 1995. If such fees were not waived, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:

                                                            Expense Ratios
                               Per Share Decreases        Without Fee Waivers
                            in Net Investment Income       and Reimbursement
                            ------------------------      -------------------
1995                                  $0.02                       0.94%


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    37

--------------------------------------------------------------------------------
Financial Highlight (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31:


Alliance Growth Portfolio                           1999        1998       1997       1996      1995
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $22.14      $20.82     $16.30     $13.28   $10.65
------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income(1)                           0.02        0.11       0.05       0.04     0.14
   Net realized and unrealized gain                   7.79        2.69       5.11       3.39     2.61
-------------------------------------------------------------------------------------------------------
Total Income From Operations                          7.81        2.80       5.16       3.43     2.75
-------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             (0.15)      (0.04)     (0.02)     (0.09)   (0.02)
   Net realized gains                                (1.45)      (1.44)     (0.62)     (0.32)   (0.10)
-------------------------------------------------------------------------------------------------------
Total Distributions                                  (1.60)      (1.48)     (0.64)     (0.41)   (0.12)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $28.35      $22.14     $20.82     $16.30   $13.28
-------------------------------------------------------------------------------------------------------
Total Return                                         35.51%      12.92%     32.59%     26.55%   26.18%
-------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                  $1,166      $  775     $  545     $  295   $  112
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(1)                                        0.82%       0.82%      0.82%      0.87%    0.90%
   Net investment income                              0.14        0.59       0.32       0.39     1.24
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 54%         40%        66%        88%      78%
========================================================================================================

(1)  The Manager has waived all or part of its fees for the year ended
     October 31, 1995. If such fees were not waived, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:


                                                        Expense Ratios
                             Per Share Decreases      Without Fee Waivers
                           in Net Investment Income    and Reimbursement
                           ------------------------   -------------------
     1995                         $0.01                       0.97%



--------------------------------------------------------------------------------
38                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended October 31:


Van Kampen
Enterprise Portfolio                    1999            1998        1997         1996      1995
-------------------------------------------------------------------------------------------------
Net Asset Value, Brginning of Year    $20.56          $19.89      $15.37       $12.89    $10.38
-------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(1)              0.00*           0.06        0.06         0.05      0.03
  Net realized and unrealized gain      5.42            1.83        4.51         2.87      2.53
-------------------------------------------------------------------------------------------------
Total Income From Operations            5.42            1.89        4.57         2.92      2.56
-------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                (0.07)          (0.05)      (0.05)       (0.04)    (0.02)
  Net realized gains                   (0.39)          (1.17)         --        (0.40)    (0.03)
-------------------------------------------------------------------------------------------------
Total Distributions                    (0.46)          (1.22)      (0.05)       (0.44)    (0.05)
-------------------------------------------------------------------------------------------------
Net Assets, End of Year               $25.52          $20.56      $19.89       $15.37    $12.89
-------------------------------------------------------------------------------------------------
Total Return                           26.48%           8.97%      29.81%       23.35%    24.74%
-------------------------------------------------------------------------------------------------
Net Assets, End of Year(000s)       $313,410        $249,051    $196,583     $103,691   $32,447
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(1)                           0.73%           0.73%       0.74%        0.83%     0.88%
  Net investment income                 0.01            0.35        0.41         0.53      0.65
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  120%             68%         75%         112%      180%
-------------------------------------------------------------------------------------------------

(1) The Manager has waived all or part of its fees for the year ended October 31, 1995. If such fees were not waived, the per share decreases in net investment income and the ratios of expenses to average net assets would have been as follows:


                                                           Expense Ratios
                         Per Share Decreases             Without Fee Waivers
                      to Net Investment Income            and Reimbursement
                      ------------------------           --------------------
 1995                          $0.06                            1.26%

*    Amount represents less than $0.01 per share.


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    39

--------------------------------------------------------------------------------
Independent Auditors Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio of Travelers Series Fund Inc. as of October 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio of Travelers Series Fund Inc. as of October 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

New York, New York
December 15, 1999


--------------------------------------------------------------------------------
40                                             1999 Annual Report to Shareholder

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Travelers Series Fund Inc. hereby designates for the fiscal year ended October 31, 1999:

   --   Long-term capital gain distributions paid:


          Large Cap Value Portfolio                                 $12,878,495
          Alliance Growth Portfolio                                  52,017,692
          Van Kampen Enterprise Portfolio                             4,790,402

   -- Percentages of ordinary income distributions designated as qualifying for the dividends received deduction available to corporate shareholders:

          Large Cap Value Portfolio                                      100.00%
          Alliance Growth Portfolio                                       56.92
          Van Kampen Enterprise Portfolio                                100.00

   -- The following percentages of ordinary income distributions have been derived from investments in U.S. Government and Agency Obligations. All or a portion of the corresponding percentages may be exempt from taxation at the state level.

          Alliance Growth Portfolio                                        0.81%
          Van Kampen Enterprise Portfolio                                 22.52


--------------------------------------------------------------------------------
Travelers Series Fund Inc.                                                    41

                             SALOMON SMITH BARNEY
                             --------------------
                             Amember of citigroup

Directors
Victor K. Atkins
A.E. Cohen
Robert A. Frankel
Michael Gellert
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and
Treasurer

Ellen Cardozo Sonsino
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Managers
SSB Citi Fund Management LLC
Travelers Investment Adviser, Inc.

Custodian
PNC Bank, N.A.

Annuity Administration
Travelers Annuity Investor Services
5 State House Square
1 Tower Square
Hartford, CT 06183

This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. - Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Travelers Series Fund Inc.
388 Greenwich Street
New York, New York 10013

IN0251 12/99